Oppenheimer Portfolio Series
      Conservative Investor Fund
      Moderate Investor Fund
      Aggressive Investor Fund
      Active Allocation Fund

6803 South Tucson Way, Centennial, Colorado 80112
1.800.CALL OPP (225.5677)

Statement of Additional  Information dated April 1, 2005,  revised December 6,
2005

This Statement of Additional  Information  is not a Prospectus.  This document
contains   additional   information   about  the  Portfolios  and  supplements
information in the Prospectus  dated April 1, 2005. It should be read together with  the  Prospectus.  You  can  obtain  the  Prospectus  by  writing  to the
Portfolios'  Transfer  Agent,  OppenheimerFunds  Services,  at P.O.  Box 5270,
Denver,  Colorado  80217,  or by calling the Transfer  Agent at the  toll-free number shown above,  or by downloading it from the  OppenheimerFunds  Internet web site at www.oppenheimerfunds.com.

Contents
                                                                        Page
About the Portfolios
Additional Information About the Portfolios' Investment Policies and Risks
    The Portfolios' Investment Policies................................
    Other Investment Techniques and Strategies.........................
    Investment Restrictions............................................
    Disclosure of Portfolio Holdings...................................
How the Portfolios are Managed ........................................
    Organization and History...........................................
    Board of Trustees and Oversight Committees.........................
    Trustees and Officers of the Fund..................................
    The Manager........................................................
Brokerage Policies of the Portfolios...................................
Distribution and Service Plans.........................................
Payments to Fund Intermediaries........................................
Performance of the Portfolios..........................................
About Your Account
How To Buy Shares......................................................
How To Sell Shares.....................................................
How To Exchange Shares.................................................
Dividends, Capital Gains and Taxes.....................................
Additional Information About the Portfolios............................
Financial Information About the Portfolios
Independent   Registered   Public  Accounting  Firms'  Reports  and  Financial
Statements.............................................................

ABOUT  THE  PORTFOLIOS

Additional Information About the Portfolios' Investment Policies and Risks

      The  investment  objective,  the principal  investment  policies and the main risks of each Portfolio are described in the  Prospectus.  This Statement of  Additional  Information  contains  supplemental  information  about  those policies  and  risks  and  the  types  of  securities  that  each  Portfolio's investment  Manager,  OppenheimerFunds,  Inc. (the "Manager"),  can select for the  Portfolio  or  the  Underlying  Funds.  Additional  information  is  also provided  about the  strategies  that the Portfolios may use to try to achieve their objectives.

      This   Statement  of  Additional   Information   describes   Oppenheimer
Portfolio   Series  (the  "Fund"),   which  is  comprised  of  four  different
portfolios:  Conservative  Investor Fund,  Moderate Investor Fund,  Aggressive
Investor  Fund  and  Active   Allocation   Fund  (each,   a  "Portfolio"   and
collectively,  the  "Portfolios"),  each of which is  designed  to  achieve an allocation  of assets among  different  asset  classes.  The Fund is a special type of mutual  fund  known as a "fund of funds"  because  it invests in other mutual funds.

      The Portfolios'  Investment Policies.  The composition of the Portfolios and the  techniques  and  strategies  that the  Manager  may use in  selecting portfolio  securities  will vary over time. The Portfolios are not required to use  all of the  investment  techniques  and  strategies  described  below  in seeking  their  objectives.  They  may  use  some  of the  special  investment techniques and strategies at some times or not at all.

      |X|...The Underlying Funds' Investment Policies. The Portfolios can
invest in various Oppenheimer funds. Each Portfolio normally invests in a portfolio consisting of a target-weighted allocation in Class A or Class Y shares of other Oppenheimer funds, referred to as "Underlying Funds," within the parameters listed below.  The Prospectus contains a brief description of
Oppenheimer Core Bond Fund ("Core Bond Fund"), Oppenheimer Capital
Appreciation Fund ("Capital Appreciation Fund"), Oppenheimer Developing
Markets Fund ("Developing Markets Fund"), Oppenheimer Global Fund ("Global
Fund"), Oppenheimer Global Opportunities Fund ("Global Opportunities Fund"),
Oppenheimer High Yield Fund ("High Yield Fund"), Oppenheimer International
Bond Fund ("International Bond Fund"), Oppenheimer Limited-Term Government
Fund ("Limited-Term Government Fund"), Oppenheimer Main Street Fund ("Main
Street Fund"), Oppenheimer Main Street Opportunity Fund ("Main Street
Opportunity Fund"), Oppenheimer Main Street Small Cap Fund ("Main Street
Small Cap Fund"), Oppenheimer Real Asset Fund ("Real Asset Fund"),
Oppenheimer Real Estate Fund ("Real Estate Fund"), Oppenheimer Strategic
Income Fund ("Strategic Income Fund") and Oppenheimer Value Fund ("Value
Fund"), including each Underlying Fund's investment objective.  Set forth below is supplemental information about the types of securities the
Underlying Funds may invest in, as well as strategies the Underlying Funds may use to try to achieve their objectives.

      For more complete  information  about each Underlying  Fund's investment policies and strategies,  please refer to each Underlying  Fund's  Prospectus.
You  may  obtain  a copy of  each  Underlying  Fund's  Prospectus  by  calling
1.800.225.5677.

      |X| ..Investments   in  Small-Cap   Equity   Securities.   Some  of  the
Underlying  Funds invest in small-cap equity  securities.  Some of these funds focus their  investments in equity  securities of small market  capitalization
("small cap") growth and/or  undervalued  U.S.  companies.  Equity  securities include common stocks,  preferred stocks, rights and warrants,  and securities convertible into common stock.

      Some of the Underlying  Funds can also hold a portion of their assets in securities of issuers  having a larger market  capitalization.  Although under normal market  conditions,  some of the  Underlying  Funds may invest at least
80% of their net assets (including any borrowings for investment  purposes) in equity  securities  having  small  market  capitalizations,  at times,  in the
Manager's  view,  the market may favor or disfavor  securities of issuers of a particular capitalization range.

      For some  Underlying  Funds,  current  income is not a criterion used to select portfolio securities.  However, certain debt securities may be selected for an Underlying  Fund's  portfolio for defensive  purposes  (including  debt securities that the Manager believes may offer some  opportunities for capital appreciation  when  stocks  are  disfavored).  Other  debt  securities  may be selected  because they are  convertible  into common stock, as discussed below in "Convertible Securities."

|X|   Investments in Equity  Securities.  Some of the  Underlying  Funds focus their  investments  in equity  securities.  Equity  securities  include common stocks,  preferred  stocks,  rights and warrants,  and securities  convertible into common stock.  Investments  in equity  securities  may include  stocks of
companies  of  all  market  capitalization  ranges:  small-cap,   mid-cap  and
large-cap.

      At  times,  one or more  of the  Underlying  Funds  may  increase  their emphasis on equity  investments  in securities  of one or more  capitalization ranges,  based upon its  manager or  sub-advisor's  judgment of where the best market opportunities are to seek their objectives.

      Securities   of   small    capitalization    issuers    (having   market
capitalizations  of less than $1.8 billion and greater than $500  million) may be  subject  to  greater  price  volatility  in  general  than  securities  of large-cap issuers  (generally  issuers having market  capitalizations  greater than  $9  billion)  and  mid-cap  issuers  (generally  issuers  having  market capitalizations  between  $1.8  billion  and $9  billion).  Therefore,  to the degree  that an  Underlying  Fund has  investments  in smaller  capitalization companies at times of market volatility,  its share prices may fluctuate more.
The market  capitalization  ranges used by the Underlying Funds will vary from
Fund to Fund.  For specific  information on the market  capitalization  ranges and types of investments in equity  securities for an Underlying  Fund,  refer to the Statement of Information for the Underlying Fund.

|X|   Risks of  Investing  in Stocks.  Stocks  fluctuate  in price,  and their short-term  volatility  at times may be great.  To the extent that the some of the Underlying Funds invest in equity securities,  the value of the Underlying
Fund's  portfolio  will be  affected by changes in the stock  markets.  Market risk can affect the  Underlying  Fund's net asset value per share,  which will fluctuate as the values of the Underlying Fund's portfolio  securities change.
The  prices  of  individual  stocks  do not  all  move in the  same  direction uniformly or at the same time.  Different stock markets may behave differently from each other.

      Other  factors  can  affect a  particular  stock's  price,  such as poor earnings  reports by the issuer,  loss of major  customers,  major  litigation against the issuer, or changes in government  regulations affecting the issuer or its industry.

      Some  of  the  Underlying  Funds  can  invest  in  securities  of  large companies and mid-size companies,  but may also buy stocks of small companies, which may have more volatile stock prices than large companies.

|X|   Cyclical  Opportunities.  Some  of the  Underlying  Funds  seek  to take advantage of changes in the business  cycle by investing in companies that are sensitive to those  changes if the portfolio  manager(s)  of these  Underlying
Funds believes they have growth  potential.  For example,  when the economy is expanding,  companies in the consumer  durable and  technology  sectors  might benefit and offer long-term growth  opportunities.  Other cyclical  industries include  insurance,  for  example.  These  Underlying  Funds  focus on seeking growth  over the long  term,  but could  seek to take  tactical  advantage  of
short-term  market  movements  or  events  affecting   particular  issuers  or
industries.

|X|   Growth  Companies.  Some  of  the  Underlying  Funds  invest  in  growth companies.  Growth  companies are those  companies that the Underlying  Fund's manager  believes are entering  into growth cycles in their  businesses,  with the  expectation  that  their  stock  will  increase  in  value.  They  may be established companies as well as newer companies in the development stage.

      Growth  companies  may have a variety of  characteristics  that,  in the
Underlying Fund's manager's view,  define them as "growth"  issuers.  They may be  generating  or applying  new  technologies,  new or improved  distribution techniques or new services.  They may own or develop natural  resources.  They
may  be  companies  that  can  benefit  from  changing   consumer  demands  or
lifestyles,  or  companies  that  have  projected  earnings  in  excess of the average for their sector or industry.  In each case,  they have prospects that the Underlying  Fund's  manager  believes are favorable for the long term. The portfolio  managers of the  Underlying  Funds looks for growth  companies with
strong,   capable   management   sound  financial  and  accounting   policies,
successful product development and marketing and other factors.

      |X|   Value  Investing.  Value  Fund uses a value  investing  style.  In selecting  equity  investments  for  Value  Fund's  portfolio,  the  portfolio manager  currently  uses a value  investing  style  coupled  with  fundamental analysis of issuers.  In using a value approach,  the manager looks for stocks and other equity  securities  that appear to be  temporarily  undervalued,  by various measures,  such as price/earnings ratios. Value investing seeks stocks having  prices  that  are low in  relation  to  their  real  worth  or  future prospects,  with the expectation that Value Fund will realize  appreciation in the value of its holdings when other investors  realize the intrinsic value of the stock.

       Using value investing  requires research as to the issuer's  underlying financial  condition  and  prospects.  Some of the  measures  used to identify these securities include, among others:
o     Price/Earnings  ratio,  which  is  the  stock's  price  divided  by  its earnings (or its long-term  earnings  potential)  per share.  A stock having a price/earnings  ratio  lower  than its  historical  range,  or lower  than the market  as  a  whole  or  that  of  similar  companies  may  offer  attractive investment opportunities.
o     Price/book  value  ratio,  which is the stock price  divided by the book value of the  company  per share.  It measures  the  company's  stock price in relation to its asset value.
o     Dividend  Yield,  which is measured by dividing  the annual  dividend by the stock price per share.
o     Valuation of Assets  which  compares the stock price to the value of the
company's   underlying   assets,   including  their  projected  value  in  the
marketplace, liquidation value and intellectual property value.

|X|   Preferred  Stock.  Some of the Underlying  Funds may invest in preferred stock.  Preferred  stock,  unlike  common  stock,  has a stated  dividend rate payable from the  corporation's  earnings.  Preferred  stock  dividends may be cumulative or  non-cumulative.  "Cumulative"  dividend  provisions require all or a portion of prior  unpaid  dividends  to be paid before  dividends  can be paid on the issuer's  common  stock.  Preferred  stock may be  "participating"
stock,  which means that it may be entitled to a dividend exceeding the stated
dividend in certain cases.

      If interest rates rise,  the fixed  dividend on preferred  stocks may be less attractive,  causing the price of preferred stocks to decline.  Preferred stock  may have  mandatory  sinking  fund  provisions,  as well as  provisions allowing  calls  or  redemptions  prior to  maturity,  which  can also  have a negative  impact  on prices  when  interest  rates  decline.  Preferred  stock generally  has a  preference  over  common  stock  on  the  distribution  of a corporation's  assets  in the event of  liquidation  of the  corporation.  The rights of preferred stock on  distribution  of a  corporation's  assets in the event of a liquidation  are  generally  subordinate  to the rights  associated with a corporation's debt securities.

      |X|   Convertible  Securities.  Some of the Underlying  Funds may invest in convertible  securities.  Convertible  securities are debt  securities that are  convertible  into an issuer's common stock.  Convertible  securities rank senior to common stock in a corporation's  capital structure and therefore are subject to less risk than common stock in the case of the issuer's  bankruptcy or liquidation.

      The value of a  convertible  security is a function  of its  "investment value"  and its  "conversion  value."  If the  investment  value  exceeds  the conversion  value,  the security will behave more like a debt security and the security's price will likely increase when prevailing  interest rates fall and decrease when prevailing  interest rates rise. If the conversion value exceeds the investment  value,  the security will behave more like an equity security.
In that case, it will likely sell at a premium over its  conversion  value and its price will tend to  fluctuate  directly  with the price of the  underlying security.

      While  some  convertible  securities  are a form  of debt  security,  in certain  cases  their  conversion  feature  (allowing  conversion  into equity securities)  causes them to be regarded by the Underlying  Fund's manager more as "equity  equivalents."  As a result,  the rating  assigned to the  security might have less impact on the Underlying Fund's manager's  investment decision with respect to  convertible  securities  than in the case of  non-convertible fixed-income  securities.  Convertible  debt  securities  are  subject  to the credit risks and interest rate risks described above in "Debt Securities."

      To  determine  whether  convertible  securities  should be  regarded  as
"equity  equivalents," the Underlying Fund's manager may examine the following factors:

         (1)  whether,  at  the  option  of  the  investor,   the  convertible
              security  can be  exchanged  for a fixed  number  of  shares  of common stock of the issuer,
         (2)  whether the issuer of the  convertible  securities  has restated
              its earnings per share of common stock on a fully  diluted basis
              (considering   the  effect  of  conversion  of  the  convertible
              securities), and
         (3)  the extent to which the convertible  security may be a defensive
              "equity  substitute,"  providing the ability to  participate  in any appreciation in the price of the issuer's common stock.

|X|   Over-the-Counter  Securities.  Some of the  Underlying  Funds may invest in over-the-counter  securities.  Securities of small  capitalization  issuers may be traded on securities exchanges or in the  over-the-counter  market. The over-the-counter  markets,  both  in  the  U.S.  and  abroad,  may  have  less
liquidity  than   securities   exchanges.   That  can  affect  the  price  the
Underlying Fund is able to obtain when it wants to sell a security.

      Small-cap growth companies may offer greater  opportunities  for capital appreciation  than securities of large, more established  companies.  However, these  securities  also  involve  greater  risks  than  securities  of  larger companies.  Securities  of small  capitalization  issuers  may be  subject  to greater price  volatility in general than  securities of large-cap and mid-cap companies.  Therefore,  to the degree that some of the  Underlying  Funds have
investments   in  smaller   capitalization   companies   at  times  of  market
volatility,  the  Underlying  Fund's  share  price  may  fluctuate  more.  For specific  limitations  on  the  Underlying  Funds'  investments  in  small-cap issuers,  refer to the Statement of Additional  Information for the Underlying
Funds.

      |X|   Rights and Warrants.  Some of the  Underlying  Funds may invest in warrants  or  rights.  For  specific  limitations  on  the  Underlying  Funds'
investments  in Rights and  Warrants,  refer to the  Statement  of  Additional
Information for the Underlying Fund.

      Warrants   basically  are  options  to  purchase  equity  securities  at specific  prices  valid for a  specific  period of time.  Their  prices do not necessarily move parallel to the prices of the underlying  securities.  Rights are  similar  to  warrants,  but  normally  have  a  short  duration  and  are distributed  directly by the issuer to its  shareholders.  Rights and warrants have no voting  rights,  receive no dividends  and have no rights with respect to the assets of the issuer.

      |X|   Investing   in   Small,   Unseasoned   Companies.   Some   of  the
Underlying  Funds can invest in  securities  of small,  unseasoned  companies.
These are  companies  that have been in  operation  for less than three years, including the operations of any  predecessors.  Securities of these  companies may be subject to volatility in their prices.  They may have a limited trading market,  which may adversely  affect the Underlying  Fund's ability to dispose of them and can reduce the price the  Underlying  Fund might be able to obtain for them.  Other investors that own a security  issued by a small,  unseasoned issuer for which there is limited  liquidity might trade the security when the
Underlying Fund is attempting to dispose of its holdings of that security.  In that case,  an  Underlying  Fund might  receive a lower price for its holdings than might otherwise be obtained.  For specific  limitations on the Underlying
Funds' investments in small,  unseasoned companies,  refer to the Statement of
Additional Information for the Underlying Fund.

|X|   Debt  Securities.  Some of the Underlying  Funds can invest in a variety of debt  securities to seek their  objectives,  for defensive  purposes or for liquidity.  Foreign  debt  securities  are  subject  to the  risks of  foreign securities  described  below. In general,  debt securities are also subject to two  additional  types of  risk:  credit  risk and  interest  rate  risk.  For specific  limitations on the Underlying Funds' investments in debt securities, refer to the Statement of Additional Information for the Underlying Fund.

            o Credit  Risk.  Credit risk  relates to the ability of the issuer to meet  interest  or  principal  payments  or both as  they  become  due.  In general,  lower-grade,  higher-yield  bonds are  subject  to credit  risk to a greater extent than lower-yield, higher-quality bonds.

      Some of the Underlying  Funds'  investments  are  investment-grade  debt
securities  and  U.S.  government  securities.   U.S.  government  securities,
although unrated,  are generally  considered to be equivalent to securities in the  highest  rating  categories.  Investment-grade  bonds are bonds  rated at least "Baa" by Moody's Investors Service, Inc. ("Moody's"),  or at least "BBB"
by Standard & Poor's Rating  Service  ("S&P") and Fitch,  Inc.  ("Fitch"),  or
have comparable ratings by another nationally-recognized rating organization.

      While  securities  rated  "Baa" by Moody's or "BBB" by S&P and Fitch are investment  grade and are not regarded as junk bonds,  those securities may be
subject  to  special   risks  and  have  some   speculative   characteristics.
Definitions  of the debt  security  ratings  categories  of Moody's,  S&P, and
Fitch are included in Appendix A to this Statement of Additional Information.

      Some  of  the  Underlying  Funds  also  buy  non-investment-grade   debt
securities  (commonly  referred  to  as  "junk  bonds").   "Lower-grade"  debt
securities are those rated below  "investment  grade," which means they have a rating  lower  than  "Baa" by  Moody's  or lower than "BBB" by S&P or Fitch or similar ratings by other nationally recognized rating  organizations.  If they are unrated,  and are  determined  by an  Underlying  Fund's  manager to be of comparable  quality to debt securities rated below investment  grade, they are included in the limitation on the  percentage of the Underlying  Fund's assets that can be invested in lower-grade securities.

            o  Interest   Rate  Risk.   Interest   rate  risk  refers  to  the
fluctuations  in  value  of  debt   securities   resulting  from  the  inverse
relationship  between price and yield. For example,  an increase in prevailing interest  rates will tend to reduce the market  value of  already-issued  debt securities,  and a decline in prevailing  interest rates will tend to increase their value.  In addition,  debt securities  having longer  maturities tend to offer higher yields,  but are subject to potentially  greater  fluctuations in
value  from  changes  in  interest  rates  than  obligations   having  shorter
maturities.

      Fluctuations in the market value of debt securities  after an Underlying
Fund  buys  them  will  not  affect  the  interest  income  payable  on  those securities  (unless the security  pays  interest at a variable  rate pegged to interest rate changes).  However,  those price  fluctuations will be reflected in the valuations of the  securities,  and therefore an Underlying  Fund's net asset values will be affected by those fluctuations.

            o  Special  Risks  of   Lower-Grade   Debt   Securities.   Because
lower-grade debt securities tend to offer higher yields than  investment-grade securities,  an Underlying Fund might invest in lower-grade  securities if its manager  is trying to achieve  higher  income.  For  specific  limitations  on theses Underlying Funds' investments in lower-grade debt securities,  refer to the Statement of Additional Information for the Underlying Fund.

      "Lower-grade" debt securities are those rated below "investment  grade,"
which  means  they have a rating  lower  than  "Baa" by  Moody's or lower than
"BBB" by S&P or Fitch,  or similar ratings by other rating  organizations.  If they are unrated,  and are determined by an Underlying Fund's manager to be of comparable  quality to debt securities rated below investment  grade, they are considered part of the Underlying Fund's portfolio of lower-grade securities.

      Some of the special credit risks of lower-grade  securities  include the following:  There  is a  greater  risk  that the  issuer  may  default  on its obligation  to  pay  interest  or to  repay  principal  than  in the  case  of investment-grade  securities.  The issuer's low  creditworthiness may increase the potential  for its  insolvency.  An overall  decline in values in the high yield bond  market is also more likely  during a period of a general  economic downturn.  An  economic  downturn  or an  increase  in  interest  rates  could severely  disrupt the market for high yield  bonds,  adversely  affecting  the values of outstanding  bonds as well as the ability of issuers to pay interest or repay principal.

      To the extent they can be converted into stock,  convertible  securities may be less subject to some of the risks of  volatility  than  non-convertible high yield bonds,  since stock may be more liquid and less affected by some of these risk factors.

      |X|   Mortgage-Related  Securities.  Some of the  Underlying  Funds  can
invest in mortgage-related securities.  Mortgage-related securities are a form of derivative investment  collateralized by pools of commercial or residential mortgages.  Pools of mortgage  loans are assembled as  securities  for sale to investors  by  government  agencies or entities or by private  issuers.  These securities include  collateralized  mortgage  obligations  ("CMOs"),  mortgage pass-through securities, stripped mortgage pass-through securities,  interests in  real  estate  mortgage  investment  conduits  ("REMICs")  and  other  real estate-related securities.

      Mortgage-related  securities  that are issued or  guaranteed by agencies or  instrumentalities  of the U.S.  government have  relatively  little credit risk  (depending on the nature of the issuer) but are subject to interest rate risks and prepayment risks, as described in the Prospectus.

      As  with  other  debt   securities,   the  prices  of   mortgage-related
securities  tend to move inversely to changes in interest  rates.  Some of the
Underlying Funds can buy mortgage-related  securities that have interest rates that move inversely to changes in general interest rates,  based on a multiple of a specific  index.  Although the value of a  mortgage-related  security may decline when interest rates rise, the converse is not always the case.

      In periods of declining interest rates,  mortgages are more likely to be prepaid.  Therefore,  a mortgage-related  security's maturity can be shortened by unscheduled  prepayments on the underlying mortgages.  Therefore, it is not possible to predict  accurately  the security's  yield.  The principal that is returned earlier than expected may have to be reinvested in other  investments having a lower yield than the prepaid  security.  Therefore,  these securities may be  less  effective  as a  means  of  "locking  in"  attractive  long-term interest  rates,  and they may have less  potential  for  appreciation  during periods of declining  interest rates, than conventional  bonds with comparable stated maturities.

      Prepayment risks can lead to substantial  fluctuations in the value of a mortgage-related  security.  In  turn,  this  can  affect  the  value  of  the
Underlying  Fund's shares. If a  mortgage-related  security has been purchased at a premium,  all or part of the premium the Underlying Fund paid may be lost if there is a  decline  in the  market  value of the  security,  whether  that
results  from  interest  rate  changes  or   prepayments   on  the  underlying
mortgages.  In the  case  of  stripped  mortgage-related  securities,  if they experience  greater rates of prepayment than were anticipated,  the Underlying
Fund may fail to recoup its initial investment on the security.

      During  periods  of  rapidly  rising  interest  rates,   prepayments  of
mortgage-related  securities may occur at slower than expected  rates.  Slower prepayments  effectively may lengthen a mortgage-related  security's  expected maturity.  Generally,  that would cause the value of the security to fluctuate more widely in responses to changes in interest  rates.  If the prepayments on the Underlying  Fund's  mortgage-related  securities were to decrease broadly, the  Underlying  Fund's  effective  duration and therefore its  sensitivity to interest rates, would increase.

      As  with  other  debt   securities,   the  values  of   mortgage-related
securities  may be  affected  by changes  in the  market's  perception  of the creditworthiness  of the entity issuing the securities or  guaranteeing  them.
Their  values may also be affected by changes in  government  regulations  and tax policies.

      o   Collateralized   Mortgage   Obligations.   Collateralized   mortgage
obligations  or  "CMOs,"  are  multi-class  bonds  that are backed by pools of
mortgage   loans  or   mortgage   pass-through   certificates.   They  may  be
collateralized by:
(1)   pass-through  certificates  issued or guaranteed by Government  National
                Mortgage  Association  (Ginnie Mae), Federal National Mortgage
                Association  (Fannie  Mae),  or  Federal  Home  Loan  Mortgage
                Corporation (Freddie Mac),
(2)   unsecuritized   mortgage   loans   insured   by  the   Federal   Housing
                Administration  or guaranteed  by the  Department of Veterans'
                Affairs,
(3)   unsecuritized conventional mortgages,
(4)   other mortgage-related securities, or
(5)   any combination of these.

      Each class of CMO,  referred to as a "tranche,"  is issued at a specific coupon rate and has a stated maturity or final  distribution  date.  Principal prepayments on the  underlying  mortgages may cause the CMO to be retired much earlier than the stated  maturity or final  distribution  date.  The principal and interest on the  underlying  mortgages may be allocated  among the several classes of a series of a CMO in different  ways. One or more tranches may have coupon rates that reset  periodically  at a specified  increase over an index.
These are floating  rate CMOs,  and  typically  have a cap on the coupon rate.
Inverse  floating  rate CMOs  have a coupon  rate  that  moves in the  reverse direction to an applicable  index. The coupon rate on these CMOs will increase as general interest rates decrease.  These are usually much more volatile than fixed rate CMOs or floating rate CMOs.

      |X| U.S. Government Securities.  Some of the Underlying Funds may invest in U.S.  Government  securities.  These are securities issued or guaranteed by the U.S.  Treasury or other U.S.  government  agencies or  federally-chartered corporate  entities  referred to as  "instrumentalities."  The  obligations of
U.S.  government agencies or  instrumentalities  in which the Underlying Funds can invest may or may not be  guaranteed  or  supported by the "full faith and credit" of the United  States.  "Full faith and credit" means  generally  that the taxing power of the U.S.  government is pledged to the payment of interest and  repayment of principal on a security.  If a security is not backed by the full faith and credit of the United  States,  the owner of the  security  must look  principally to the agency  issuing the  obligation  for  repayment.  The owner  might not be able to assert a claim  against  the United  States if the issuing agency or instrumentality does not meet its commitment.

      o U.S.  Treasury  Obligations.  These include Treasury bills (which have maturities  of one year or less  when  issued),  Treasury  notes  (which  have maturities  of more  than one  year  and up to ten  years  when  issued),  and
Treasury  bonds (which have  maturities  of more than ten years when  issued).
Treasury  securities  are  backed by the full  faith and  credit of the United
States as to timely  payments of interest and  repayments of principal.  Other
U.S. Treasury  obligations the Underlying Funds can buy include U. S. Treasury securities that have been  "stripped" by a Federal  Reserve Bank,  zero-coupon
U.S. Treasury  securities  described below, and Treasury  Inflation-Protection
Securities ("TIPS").

      o  Treasury  Inflation-Protection  Securities.  Some  of the  Underlying
Funds can buy these TIPS, which are designed to provide an investment  vehicle that is not vulnerable to inflation.  The interest rate paid by TIPS is fixed.
The  principal  value  rises or falls  semi-annually  based on  changes in the published  Consumer  Price  Index.  If inflation  occurs,  the  principal  and interest  payments on TIPS are adjusted to protect investors from inflationary loss.  If  deflation  occurs,  the  principal  and interest  payments  will be adjusted downward,  although the principal will not fall below its face amount at maturity.

      o  Obligations  Issued or  Guaranteed  by U.S.  Government  Agencies  or
Instrumentalities.  These  include  direct  obligations  and  mortgage-related securities  that have different  levels of credit support from the government.
Some are supported by the full faith and credit of the U.S.  government,  such
as   Government   National   Mortgage   Association    pass-through   mortgage
certificates  (called "Ginnie  Maes").  Some are supported by the right of the issuer to borrow from the U.S. Treasury under certain  circumstances,  such as
Federal National Mortgage  Association bonds. Others are supported only by the credit of the entity  that issued  them,  such as Federal  Home Loan  Mortgage
Corporation obligations.

      o Mortgage-Related U.S. Government  Securities.  These include interests
in  pools  of   residential   or   commercial   mortgages,   in  the  form  of
collateralized   mortgage  obligations  and  other   "pass-through"   mortgage
securities.  CMOs  that are U.S.  government  securities  have  collateral  to secure  payment of interest  and  principal.  They may be issued in  different series with different interest rates and maturities.  The collateral is either in the form of mortgage  pass-through  certificates  issued or guaranteed by a
U.S. agency or instrumentality or mortgage loans insured by a U.S.  government agency.  For specific  limitations  on the  Underlying  Funds'  investments in mortgage-related  U.S.  government  securities,  refer  to  the  Statement  of
Additional Information for the Underlying Fund.

      The prices and yields of CMOs are  determined,  in part, by  assumptions about the cash flows from the rate of  payments of the  underlying  mortgages.
Changes in interest rates may cause the rate of expected  prepayments of those mortgages to change.  In general,  prepayments  increase when general interest rates fall and decrease when interest rates rise.

      If prepayments of mortgages  underlying a CMO occur faster than expected when  interest  rates  fall,  the  market  value  and yield of the CMO will be reduced.  Additionally, an Underlying Fund may have to reinvest the prepayment proceeds  in other  securities  paying  interest at lower  rates,  which could reduce that fund's yield.

      When interest rates rise rapidly,  if prepayments occur more slowly than expected,  a short-  or  medium-term  CMO can in  effect  become  a  long-term security,  subject to greater  fluctuations in value. These are the prepayment risks  described  above and can make the  prices of CMOs  very  volatile  when interest  rates change.  The prices of  longer-term  debt  securities  tend to fluctuate more than those of  shorter-term  debt  securities.  That volatility will affect the Underlying Funds' share prices.

o     GNMA  (Ginnie  Mae)  Certificates.   The  Government  National  Mortgage
Association  ("GNMA")  is a  wholly-owned  corporate  instrumentality  of  the
United  States within the U.S.  Department  of Housing and Urban  Development.
GNMA's  principal   programs   involve  its  guarantees  of   privately-issued
securities  backed  by pools of  mortgages.  Ginnie  Maes are debt  securities representing  an  interest in one or a pool of  mortgages  that are insured by the Federal  Housing  Administration  or the Farmers  Home  Administration  or
guaranteed by the Veterans Administration.

      The Ginnie Maes in which some of the Underlying  Funds invest are of the
"fully modified  pass-through"  type. They provide that the registered holders of the  Certificates  will  receive  timely  monthly  payments of the pro-rata share  of  the  scheduled  principal  payments  on the  underlying  mortgages, whether or not those  amounts  are  collected  by the  issuers.  Amounts  paid include,  on a pro rata basis,  any  prepayment of principal of such mortgages and interest  (net of servicing  and other  charges) on the  aggregate  unpaid principal  balance of the Ginnie  Maes,  whether  or not the  interest  on the underlying mortgages has been collected by the issuers.

      The Ginnie Maes  purchased by the  Underlying  Fund are guaranteed as to timely  payment of principal  and interest by GNMA.  In giving that  guaranty,
GNMA expects that  payments  received by the issuers of Ginnie Macs on account of the  mortgages  backing the  Certificates  will be  sufficient  to make the required payments of principal of and interest on those Ginnie Maes.  However, if those  payments  are  insufficient,  the  guaranty  agreements  between the issuers of the  Ginnie  Maes and GNMA  require  the  issuers to make  advances sufficient for the payments. If the issuers fail to make those payments,  GNMA will do so.

      Under  federal  law,  the full faith and credit of the United  States is pledged to the  payment of all  amounts  that may be required to be paid under any  guaranty  issued by GNMA as to such  mortgage  pools.  An  opinion  of an
Assistant  Attorney  General of the United  States,  dated  December  9, 1969, states that such  guaranties  "constitute  general  obligations  of the United
States  backed by its full faith and credit." GNMA is empowered to borrow from the United  States  Treasury to the extent  necessary  to make any payments of principal and interest required under those guaranties.

      Ginnie  Maes are  backed by the  aggregate  indebtedness  secured by the underlying  FHA-insured,  FMHA-insured or VA-guaranteed  mortgages.  Except to the extent of payments  received by the issuers on account of such  mortgages,
Ginnie  Maes do not  constitute  a  liability  of those  issuers,  nor do they evidence any recourse against those issuers.  Recourse is solely against GNMA.
Holders  of  Ginnie  Maes  (such  as the  Underlying  Fund)  have no  security interest in or lien on the underlying mortgages.

      Monthly  payments of principal will be made, and additional  prepayments of  principal  may be  made,  to  the  Underlying  Fund  with  respect  to the mortgages  underlying the Ginnie Maes held by the Underlying  Fund. All of the mortgages in the pools relating to the Ginnie Maes in the Underlying  Fund are subject to  prepayment  without any  significant  premium or  penalty,  at the option of the  mortgagors.  While the  mortgages  on  1-to-4-family  dwellings underlying  certain  Ginnie  Maes have a stated  maturity of up to thirty (30)
years,  it has been the  experience of the mortgage  industry that the average life of comparable  mortgages,  as a result of  prepayments,  refinancing  and payments from foreclosures, is considerably less.

o     Federal Home Loan Mortgage Corporation (FHLMC) Certificates. FHLMC, a
corporate instrumentality of the United States, issues FHLMC Certificates representing interests in mortgage loans. FHLMC guarantees to each registered holder of a FHLMC Certificate timely payment of the amounts representing a holder's proportionate share in:
(i)   interest payments less servicing and guarantee fees,
(ii)  principal prepayments, and
(iii) the ultimate collection of amounts representing the holder's proportionate interest in principal payments on the mortgage loans in the pool represented by the FHLMC Certificate, in each case whether or not such amounts are actually received.

      The obligations of FHLMC under its guarantees are obligations solely of
FHLMC and are not backed by the full faith and credit of the United States.

o     Federal National Mortgage Association (Fannie Mae) Certificates.  Fannie
Mae, a federally-chartered and privately-owned corporation,  issues Fannie Mae
Certificates  which  are  backed  by a pool  of  mortgage  loans.  Fannie  Mae guarantees  to each  registered  holder of a Fannie Mae  Certificate  that the holder will receive amounts representing the holder's  proportionate  interest in scheduled principal and interest payments,  and any principal  prepayments, on the  mortgage  loans  in the pool  represented  by such  Certificate,  less servicing and guarantee fees, and the holder's  proportionate  interest in the full principal amount of any foreclosed or other liquidated  mortgage loan. In each case the  guarantee  applies  whether or not those  amounts are  actually received.  The  obligations of Fannie Mae under its guarantees are obligations solely of Fannie  Mae and are not  backed by the full  faith and credit of the
United  States or any of its agencies or  instrumentalities  other than Fannie
Mae.

o     Commercial  (Privately-Issued)  Mortgage Related Securities. Some of the
Underlying Funds can invest in commercial  mortgage-related  securities issued by private  entities.  Generally  these are  multi-class  debt or pass-through certificates  secured by mortgage  loans on  commercial  properties.  They are subject to the credit  risk of the  issuer.  These  securities  typically  are structured to provide  protection to investors in senior classes from possible losses on the underlying  loans.  They do so by having holders of subordinated classes  take the first loss if there are  defaults on the  underlying  loans.
They may also be  protected  to some extent by  guarantees,  reserve  funds or additional collateralization mechanisms.

o     "Stripped"  Mortgage  Related  Securities.  Some of the Underlying Funds
may  invest  in  stripped  mortgage-related  securities  that are  created  by segregating  the  cash  flows  from  underlying  mortgage  loans  or  mortgage securities  to  create  two or  more  new  securities.  Each  has a  specified percentage of the underlying security's principal or interest payments.  These are a form of derivative investment.

      Mortgage  securities  may be  partially  stripped  so  that  each  class receives some  interest and some  principal.  However,  they may be completely stripped.  In that case all of the interest is  distributed  to holders of one type of security,  known as an "interest-only"  security, or "I/O," and all of the principal is distributed to holders of another type of security,  known as a  "principal-only"  security or "P/O." Strips can be created for pass through certificates or CMOs.

      The yields to maturity of I/Os and P/Os are very  sensitive to principal repayments  (including  prepayments)  on  the  underlying  mortgages.  If  the underlying  mortgages  experience  greater  than  anticipated  prepayments  of principal,  the  Underlying  Fund might not fully recoup its  investment in an
I/O  based on those  assets.  If  underlying  mortgages  experience  less than anticipated  prepayments  of  principal,  the yield on the P/Os  based on them could decline  substantially.  The market for some of these  securities may be limited,  making  it  difficult  for the  Underlying  Fund to  dispose  of its holdings at an acceptable price.

o     Zero-Coupon  Securities  of  Private-Issuers.  Real  Asset Fund may also invest in zero-coupon  securities issued by  private-issuers  such as domestic or foreign  corporations.  These  securities have the same interest rate risks as described above for zero-coupon  U.S.  Treasury  securities.  An additional risk of  private-issuer  zero-coupon  securities  is the credit  risk that the issuer will be unable to make payment at maturity of the obligation.

o     High-Yield  Securities.  Real  Asset  Fund may  invest  up to 10% of its total assets in high-risk,  high-yield,  lower-grade debt securities (commonly called  "junk  bonds"),  whether  they are rated or unrated.  While Real Asset
Fund  may  invest  in  lower-grade  debt  securities,   it  is  not  currently
contemplated  that Real Asset Fund will do so to a  significant  extent.  Real
Asset  Fund's  Sub-Advisor  will not rely  solely on the  ratings  assigned by rating  services,  and Real Asset Fund may invest in unrated  securities which offer, in the opinion of Real Asset Fund's Sub-Advisor,  comparable yields and risks as those rated securities in which Real Asset Fund may invest.

      High-yield  securities  are  rated  "BB" or below by  Standard  & Poor's
Corporation  or "Ba" or below by Moody's  Investors  Service,  Inc., or have a similar  credit  risk  rating  by  another  rating  organization.  If they are unrated,  Real Asset Fund's  Sub-Advisor will assign a rating to them that the
Sub-Advisor   believes  is  of   comparable   quality  to  rated   securities.
High-yield  securities are considered more risky than  investment-grade  bonds because there is greater  uncertainty  regarding the economic viability of the issuer.  Real  Asset  Fund may  invest  in  securities  rated as low as "C" by
Moody's or "D" by S&P.

o     Special Risks of High-Yield  Securities.  Risks of high-yield securities may include:
(1)   limited liquidity and secondary market support,
(2)   substantial   market  price   volatility   resulting   from  changes  in
                 prevailing interest rates,
(3)   subordination to the prior claims of banks and other senior lenders,
(4)   the operation of mandatory  sinking fund or  call/redemption  provisions during periods of declining  interest rates that could cause
                 Real Asset Fund to reinvest  premature  redemption  proceeds only in lower yielding portfolio securities,
(5)   the possibility  that earnings of the issuer may be insufficient to meet its debt service, and
(6)   the issuer's low  creditworthiness  and potential for insolvency  during periods of rising interest rates and economic downturn.

      As a result of the limited  liquidity of  high-yield  securities,  their prices  have  at  times  experienced  significant  and  rapid  decline  when a substantial  number of holders  decided to sell.  A decline is also  likely in the high-yield bond market during an economic  downturn.  An economic downturn or an  increase  in  interest  rates  could  severely  disrupt  the market for high-yield bonds and adversely  affect the value of outstanding  bonds and the ability of the issuers to repay principal and interest.

|X|   Asset-Backed  Securities.  Some of the  Underlying  Funds may  invest in asset-backed  securities.  Asset-backed securities are fractional interests in pools of assets,  typically  accounts  receivable or consumer loans.  They are issued  by  trusts  or  special-purpose  corporations.  These  securities  are subject to  prepayment  risks and the risk of default by the issuer as well as by the  borrowers  of the  underlying  loans in the pool.  They are similar to mortgage-backed  securities,  described  above,  and are  backed  by a pool of assets that consist of  obligations of individual  borrowers.  The income from the pool is passed  through to the  holders of  participation  interest in the pools.  The  pools may offer a credit  enhancement,  such as a bank  letter of credit,  to try to reduce the risks that the  underlying  debtors will not pay their  obligations when due.  However,  the enhancement,  if any, might not be for the full par value of the security.  If the  enhancement  is exhausted and any required  payments of interest or repayments of principal are not made, an
Underlying  Fund could suffer losses on its  investment or delays in receiving payment.

      The value of an  asset-backed  security  is  affected  by changes in the market's  perception of the asset backing the security,  the  creditworthiness of the servicing  agent for the loan pool, the originator of the loans, or the financial institution  providing any credit enhancement,  and is also affected if any  credit  enhancement  has been  exhausted.  The risks of  investing  in asset-backed  securities are  ultimately  related to payment of consumer loans by the individual  borrowers.  As a purchaser of an asset-backed  security, an
Underlying   Fund  would  generally  have  no  recourse  to  the  entity  that originated  the loans in the event of default by a  borrower.  The  underlying loans are subject to prepayments,  which may shorten the weighted average life of asset-backed  securities and may lower their return,  in the same manner as in the case of mortgage-backed securities and CMOs, described above.

|X|   Participation  Interests.  Some of the  Underlying  Funds can  invest in participation  interests,  subject  to the  Underlying  Fund's  limitation  on investments in illiquid investments.  A participation interest is an undivided interest  in  a  loan  made  by  the  issuing  financial  institution  in  the proportion  that  the  buyer's  participation  interest  bears  to  the  total principal  amount of the loan. The issuing  financial  institution may have no obligation to this fund other than to pay this fund the  proportionate  amount of the principal and interest payments it receives.  For specific  limitations on the Underlying Funds' investments in participation interests,  refer to the
Statement of Additional Information for the Underlying Fund.

      Participation    interests    are   primarily    dependent    upon   the
creditworthiness  of the  borrowing  corporation,  which is  obligated to make payments  of  principal  and  interest  on the  loan.  There is a risk  that a borrower  may have  difficulty  making  payments.  If a borrower  fails to pay scheduled interest or principal payments,  an Underlying Fund could experience a reduction  in its income.  The value of that  participation  interest  might also decline,  which could affect the net asset value of an Underlying  Fund's shares. If the issuing financial  institution fails to perform its obligations under the  participation  agreement,  an Underlying Fund might incur costs and delays in realizing payment and suffer a loss of principal and/or interest.

|X|   Bank  Obligations  and Securities  That Are Secured By Them. Some of the
Underlying  Funds can invest in bank  obligations,  including  time  deposits, certificates  of  deposit,  and  bankers'  acceptances.  They  must be  either obligations  of a domestic  bank with  total  assets of at least $1 billion or obligations  of a foreign  bank with total assets of at least U.S. $1 billion.
These  Underlying  Funds  may  also  invest  in  instruments  secured  by bank obligations (for example,  debt which is guaranteed by the bank). For purposes of this policy, the term "bank" includes commercial banks,  savings banks, and savings  and loan  associations  that may or may not be members of the Federal
Deposit Insurance Corporation.

      Time  deposits  are  non-negotiable  deposits  in a bank for a specified period of time at a stated  interest  rate.  They may or may not be subject to withdrawal  penalties.  However,  time deposits that are subject to withdrawal penalties,  other than those  maturing  in seven days or less,  are subject to the limitation on investments by the Underlying Fund in illiquid investments.

      Bankers'  acceptances are marketable  short-term credit instruments used to finance the import,  export,  transfer or storage of goods. They are deemed
"accepted" when a bank guarantees their payment at maturity.

|X|   Investment-Grade  Bonds.  Some of the  Underlying  Funds  may  invest in investment-grade  debt  obligations  rated  in  the  four  highest  investment categories by Standard & Poor's Corporation,  Moody's Investors Service, Inc.,
or by another  NRSRO.  If they are unrated,  they will be assigned a rating to be  considered of similar  quality to  obligations  that are rated  investment grade.  These investments may include:

o     Corporate  Bonds.  Some  of the  Underlying  Funds  may  invest  in debt securities issued by domestic corporations.

o     Foreign  Bonds.  Some of the  Underlying  Funds may  invest in bonds and other debt securities  denominated in currencies  other than the U.S.  dollar.
Generally,  these  securities are issued by foreign  corporations  and foreign governments  and are traded on foreign  markets.  Investment  in foreign  debt
securities  that  are  denominated  in  foreign   currencies  involve  certain
additional risks, which are described below, in "Foreign Securities."

|X|   Foreign  Securities.  Some of the Underlying Funds may invest in foreign securities.  "Foreign  securities"  include equity and debt securities  issued or guaranteed by companies  organized  under the laws of countries  other than the United States and debt  securities  issued or  guaranteed  by  governments other than the U.S. government or by foreign supra-national  entities, such as the World Bank.  Real Estate Fund can  purchase  securities  issued by foreign real estate  companies.  Those securities may be traded on foreign  securities exchanges or in the foreign over-the-counter  markets.  Securities denominated in foreign  currencies  issued by U.S.  companies  are also  considered  to be
"foreign  securities."  For  specific  information  on the type of  securities that an Underlying Fund considers "foreign  securities" and the limitations on the total  amount of assets of the  Underlying  Funds that can be  invested in foreign  securities,  refer to the  Prospectus  and  Statement  of  Additional
Information for the Underlying Fund.

      Investing in foreign  securities offers potential benefits not available from  investing  solely in  securities of domestic  issuers.  They include the opportunity  to  invest  in  foreign  issuers  that  appear  to  offer  income potential,  or in foreign  countries with economic policies or business cycles different  from  those of the U.S.,  or to reduce  fluctuations  in  portfolio value by taking advantage of foreign  securities markets that do not move in a manner parallel to U.S. markets, or to benefit from the appreciation  relative to the U.S.  Dollar  of  foreign  currencies  in  which  such  securities  may
denominated.   The  Underlying  Funds  will  hold  foreign  currency  only  in connection with the purchase or sale of foreign securities.

      o  Foreign  Debt   Obligations.   The  debt  obligations  of  a  foreign
government and its agencies and  instrumentalities may or may not be supported by  the  full  faith  and  credit  of  the  foreign  government.  Some  of the
Underlying  Funds  can  buy  securities  issued  by  certain  "supra-national"
entities,  which include  entities  designated or supported by  governments to
promote  economic   reconstruction  or  development,   international   banking
organizations and related government agencies.  Examples are the International
Bank for  Reconstruction  and Development  (commonly called the "World Bank"), the Asian Development bank and the Inter-American Development Bank.

      The   governmental   members  of  these   supra-national   entities  are
"stockholders" that typically make capital  contributions and may be committed to make additional capital  contributions if the entity is unable to repay its borrowings.  A supra-national  entity's lending activities may be limited to a percentage  of its total  capital,  reserves  and net income.  There can be no assurance that the constituent  foreign  governments  will continue to be able or willing to honor their capitalization commitments for those entities.

      Some of the  Underlying  Funds  can  invest  in U.S.  dollar-denominated
"Brady Bonds." These foreign debt  obligations  may be fixed-rate par bonds or floating-rate discount bonds. They are generally  collateralized in full as to repayment of principal at maturity by U.S.  Treasury  zero-coupon  obligations that have the same  maturity as the Brady Bonds.  Brady Bonds can be viewed as having three or four valuation  components:  (i) the collateralized  repayment of principal at final maturity;  (ii) the  collateralized  interest  payments;
(iii) the  uncollateralized  interest payments;  and (iv) any uncollateralized repayment of principal at maturity.  Those uncollateralized amounts constitute what is called the "residual risk."

      If there  is a  default  on  collateralized  Brady  Bonds  resulting  in acceleration of the payment  obligations of the issuer,  the zero-coupon  U.S.
Treasury  securities  held as collateral for the payment of principal will not be distributed to investors,  nor will those obligations be sold to distribute the  proceeds.  The  collateral  will be held by the  collateral  agent to the scheduled  maturity of the defaulted  Brady Bonds.  The  defaulted  bonds will continue to remain  outstanding,  and the face amount of the  collateral  will equal  the  principal  payments  which  would  have then been due on the Brady
Bonds in the normal  course.  Because of the residual  risk of Brady Bonds and the history of defaults  with respect to  commercial  bank loans by public and private entities of countries issuing Brady Bonds,  Brady Bonds are considered speculative investments.

      Because  some  of  the   Underlying   Funds  can   purchase   securities
denominated  in  foreign  currencies,  a  change  in the  value  of a  foreign currency  against the U.S.  dollar  could  result in a change in the amount of income the Underlying Fund has available for  distribution.  Because a portion of  an  Underlying  Fund's  investment  income  may  be  received  in  foreign currencies,  an Underlying Fund will be required to compute its income in U.S.
dollars for  distribution to  shareholders,  and therefore the Underlying Fund will absorb the cost of currency  fluctuations.  After the Underlying Fund has distributed  income,  subsequent  foreign  currency  losses  may result in the
Underlying  Fund's  having  distributed  more  income in a  particular  fiscal period than was  available  from  investment  income,  which could result in a return of capital to shareholders.

|X|   Passive Foreign  Investment  Companies.  Some securities of corporations domiciled  outside the U.S.  which the Underlying  Funds may purchase,  may be considered  passive  foreign  investment  companies  ("PFICs")  under U.S. tax laws. PFICs are those foreign  corporations  which generate  primarily passive income. They tend to be growth companies or "start-up" companies.  For federal tax  purposes,  a  corporation  is deemed a PFIC if 75% or more of the foreign corporation's  gross income for the income year is passive income or if 50% or more of its  assets  are assets  that  produce or are held to produce  passive income.  Passive  income is further  defined  as any  income to be  considered foreign  personal  holding  company  income  within the  subpart F  provisions defined by IRCss.954.

      Investing  in PFICs  involves  the risks  associated  with  investing in foreign  securities,  as  described  above.  There are also the risks that the
Underlying Fund may not realize that a foreign  corporation it invests in is a
PFIC for federal tax  purposes.  Federal tax laws impose  severe tax penalties for  failure to  properly  report  investment  income  from  PFICs.  Following
industry  standards,   the  Underlying  Funds  make  every  effort  to  ensure
compliance  with  federal  tax  reporting  of  these  investments.  PFICs  are considered  foreign  securities  for the  purposes  of the  Underlying  Fund's minimum  percentage  requirements  or  limitations  of  investing  in  foreign securities.

      Subject  to the limits  under the  Investment  Company  Act of 1940 (the
"Investment  Company  Act"),  the  Underlying  Fund may also invest in foreign mutual funds which are also deemed PFICs (since  nearly all of the income of a mutual fund is generally  passive  income).  Investing in these types of PFICs may allow exposure to various  countries because some foreign countries limit, or prohibit,  all direct  foreign  investment  in the  securities of companies domiciled therein.

      In addition to bearing their  proportionate  share of a fund's  expenses
(management fees and operating  expenses),  shareholders  will also indirectly bear  similar  expenses of such  entities.  Additional  risks of  investing in other  investment  companies are described  below under  "Investment  in Other
Investment Companies."

      o Risks of Foreign  Investing.  Investments  in foreign  securities  may offer special  opportunities for investing but also present special additional
risks  and  considerations  not  typically   associated  with  investments  in
domestic securities. Some of these additional risks are:

o     reduction of income by foreign taxes;
o     fluctuation in value of foreign  investments due to changes in currency,
                 rates  or  currency   devaluation,   or   currency   control
                 regulations (for example, currency blockage);
o     transaction charges for currency exchange;
o     lack of public information about foreign issuers;
o     lack of uniform  accounting,  auditing and financial reporting standards in  foreign  countries  comparable  to those  applicable  to domestic issuers;
o     less volume on foreign exchanges than on U.S. exchanges;
o     greater  volatility  and less  liquidity on foreign  markets than in the
           U.S.;
o     less governmental  regulation of foreign issuers,  securities  exchanges and brokers than in the U.S.;
o     greater difficulties in commencing lawsuits;
o     higher brokerage commission rates than in the U.S.;
o     increased  risks of delays in  settlement of portfolio  transactions  or loss of certificates for portfolio securities;
o     foreign withholding taxes;
o     possibilities   in  some   countries  of   expropriation,   confiscatory
                 taxation,  political,  financial  or social  instability  or adverse diplomatic developments; and
o     unfavorable differences between the U.S. economy and foreign economies.

      In  the  past,  U.S.   government   policies  have  discouraged  certain
investments abroad by U.S. investors,  through taxation or other restrictions, and it is possible that such restrictions could be re-imposed.

      o Special Risks of Emerging  Markets.  Emerging and  developing  markets abroad may also offer  special  opportunities  for  investing but have greater risks than more developed  foreign markets,  such as those in Europe,  Canada,
Australia,  New Zealand and Japan.  There may be even less  liquidity in their securities  markets,  and settlements of purchases and sales of securities may be  subject  to  additional  delays.  They are  subject  to  greater  risks of limitations  on the  repatriation  of income and  profits  because of currency restrictions  imposed  by  local  governments.  Those  countries  may  also be subject to the risk of greater political and economic  instability,  which can greatly affect the volatility of prices of securities in those countries.  The
Underlying   Funds'  manager  will  consider  these  factors  when  evaluating securities  in these  markets.  For  specific  limitations  on the  Underlying
Funds' investments in emerging and developing markets,  refer to the Statement of Additional Information for the Underlying Fund.

         ?  Settlement of  Transactions.  Settlement  procedures in developing markets  may  differ  from  those  of  more  established  securities  markets.
Settlements may also be delayed by operational problems.  Securities issued by developing  countries and by issuers located in those countries may be subject
to  extended  settlement  periods.   Delays  in  settlement  could  result  in
temporary  periods  during which a portion of an  Underlying  Fund's assets is uninvested  and no  return  is earned on those  assets.  The  inability  of an
Underlying  Fund to make intended  purchases of  securities  due to settlement problems could cause an Underlying Fund to miss investment  opportunities.  An
Underlying  Fund  could  suffer  losses  from  the  inability  to  dispose  of portfolio  securities due to settlement  problems.  As a result there could be subsequent declines in the value of the portfolio security,  a decrease in the level of liquidity of an  Underlying  Fund's  portfolio  or, if an  Underlying
Fund has entered into a contract to sell the  security,  a possible  liability to the purchaser.

         ?  Price Volatility.  Securities prices in developing  markets may be significantly  more volatile than is the case in more developed nations of the world.  In  particular,  countries with emerging  markets may have  relatively
unstable   governments.   That  presents  the  risk  of   nationalization   of
businesses,  restrictions on foreign ownership or prohibitions of repatriation of assets.  These  countries may have less  protection of property rights than more  developed  countries.  The  economies  of  developing  countries  may be predominantly  based on only a few  industries  and,  as such,  may be  highly vulnerable to changes in local or global trade conditions.

         ?  Less Developed  Securities  Markets.  Developing  market countries may have less  well-developed  securities markets and exchanges.  Consequently they have lower trading volume than the  securities  markets of more developed countries.  These markets may be unable to respond effectively to increases in
trading  volume.  Therefore,   prompt  liquidation  of  substantial  portfolio
holdings  may be  difficult  at  times.  As a  result,  these  markets  may be substantially  less liquid  than those of more  developed  countries,  and the securities of issuers located in these markets may have limited marketability.

         ?  Government   Restrictions.   In  certain   developing   countries,
government  approval  may be  required  for  the  repatriation  of  investment income,  capital or the proceeds of sales of securities by foreign  investors, such  as an  Underlying  Fund.  Also,  a  government  might  impose  temporary restrictions on remitting  capital abroad if the country's balance of payments deteriorates,  or it might do so for other  reasons.  If  government  approval were  delayed or refused,  an  Underlying  Fund could be  adversely  affected.
Additionally,   an  Underlying  Fund  could  be  adversely   affected  by  the
imposition of restrictions on investments by foreign entities.

      Among the  countries  that the Manager has  identified  as developing or emerging  markets in which an Underlying Fund will consider  investing are the following  countries.  An  Underlying  Fund  might not  invest in all of these countries and the list may change.

 Algeria          Czech Republic Ivory Coast   Nigeria           Sri Lanka
 Argentina        Ecuador        Jamaica       Pakistan          Swaziland
 Bangladesh       Egypt          Jordan        Paraguay          Taiwan
 Bolivia          Estonia        Kenya         Peru              Tanzania
 Botswana         Ghana          Latvia        Philippines       Thailand
 Brazil           Greece         Lebanon       Poland            Tunisia
 Bulgaria         Guyana         Lithuania     Portugal          Turkey
 Chile            Hong Kong      Malaysia      Russia            Ukraine
 China            Hungary        Mauritius     Singapore         Uruguay
 Colombia         India          Mexico        Slovakia Republic Venezuela
 Costa Rica       Indonesia      Morocco       Slovenia          Vietnam
 Croatia          Iran           Myanmar       South Africa      Zambia
 Cyprus           Israel         Namibia       South Korea       Zimbabwe

         ?  Privatization   Programs.   The  governments  in  some  developing
countries  have  been  engaged  in  programs  to sell  all or  part  of  their
interests  in  government-owned  or  controlled   enterprises.   Privatization
programs may offer  opportunities for significant  capital  appreciation,  and the Manager may invest  Underlying  Fund assets in  privatization  programs in what it  considers  to be  appropriate  circumstances.  In certain  developing countries,  the  ability of foreign  entities  such as an  Underlying  Fund to
participate   in   privatization   programs  may  be  limited  by  local  law.
Additionally,  the terms on which an  Underlying  Fund might be  permitted  to participate  may be less  advantageous  than those afforded  local  investors.
There can be no assurance that privatization programs will be successful.

Other  Investment  Techniques  and  Strategies.  In seeking  their  investment objectives,  certain  Underlying  Funds may from time to time use the types of investment  strategies and investments  described below. They are not required to use all of these strategies at all times, and at times may not use them.

      |X|  Zero-Coupon  Securities.  Some  of the  Underlying  Funds  can  buy
zero-coupon  and  delayed-interest   securities,  and  "stripped"  securities.
Stripped  securities are debt securities  whose interest coupons are separated from the security and sold  separately.  Some of the Underlying  Funds can buy different  types of  zero-coupon  or  stripped  securities,  including,  among others,  foreign debt  securities  and U.S.  Treasury notes or bonds that have been stripped of their interest  coupons,  U.S.  Treasury bills issued without
interest  coupons,  and  certificates   representing   interests  in  stripped
securities.

      Zero-coupon  securities do not make periodic  interest  payments and are sold  at a deep  discount  from  their  face  value  at  maturity.  The  buyer recognizes  a rate of return  determined  by the gradual  appreciation  of the security,  which is redeemed at face value on a specified  maturity date. This discount  depends on the time remaining until maturity,  as well as prevailing interest  rates,  the liquidity of the security and the credit  quality of the issuer.  In the  absence  of  threats  to the  issuer's  credit  quality,  the
discount   typically   decreases  as  the  maturity  date   approaches.   Some
zero-coupon   securities  are  convertible,   in  that  they  are  zero-coupon
securities  until a  predetermined  date,  at which  time  they  convert  to a security with a specified coupon rate.

      Because   zero-coupon   securities   pay  no   interest   and   compound
semi-annually at the rate fixed at the time of their issuance,  their value is generally more volatile than the value of other debt  securities.  Their value may fall more dramatically than the value of interest-bearing  securities when
prevailing   interest  rates  rise.  When  prevailing   interest  rates  fall,
zero-coupon  securities tend to rise more rapidly in value because they have a fixed rate of return.

      An Underlying  Fund's  investment in  zero-coupon  securities  may cause that fund to recognize income and make  distributions  to shareholders  before it receives any cash payments on the zero-coupon investment.  To generate cash to  satisfy  those  distribution  requirements,  that  fund  may  have to sell portfolio  securities that it otherwise might have continued to hold or to use cash flows from other sources such as the sale of the Underlying Fund shares.

      |X|  "Stripped"  Mortgage-Related  Securities.  Some  of the  Underlying
Funds can invest in stripped  mortgage-related  securities that are created by segregating  the  cash  flows  from  underlying  mortgage  loans  or  mortgage securities  to  create  two or  more  new  securities.  Each  has a  specified percentage of the underlying security's principal or interest payments.  These are a form of derivative investment.

      Mortgage  securities  may be  partially  stripped  so  that  each  class receives some  interest and some  principal.  However,  they may be completely stripped.  In that case all of the interest is  distributed  to holders of one type of security,  known as an "interest-only"  security, or "I/O," and all of the principal is distributed to holders of another type of security,  known as a  "principal-only"  security or "P/O." Strips can be created for pass through certificates or CMOs.

      The yields to maturity of I/Os and P/Os are very  sensitive to principal repayments  (including  prepayments)  on  the  underlying  mortgages.  If  the underlying  mortgages  experience  greater  than  anticipated  prepayments  of principal,  an Underlying Fund might not fully recoup its investment in an I/O
based  on  those  assets.  If  underlying   mortgages   experience  less  than
anticipated  prepayments  of  principal,  the yield on the P/Os  based on them could decline  substantially.  The market for some of these  securities may be limited,  making  it  difficult  for an  Underlying  Fund  to  dispose  of its holdings at an acceptable price.

      |X| Floating Rate and Variable Rate  Obligations.  Some  securities that some of the Underlying  Funds can purchase have variable or floating  interest rates.  Variable  rates are adjusted at stated  periodic  intervals.  Variable rate  obligations may have a demand feature that allows the Underlying Fund to tender the  obligation  to the issuer or a third party prior to its  maturity.
The tender may be at par value plus accrued  interest,  according to the terms of the obligations.

      The  interest  rate on a floating  rate note is  adjusted  automatically according to a stated  prevailing  market  rate,  such as a bank's prime rate, the 91-day U.S.  Treasury Bill rate, or some other standard.  The instrument's rate is  adjusted  automatically  each  time the base  rate is  adjusted.  The interest  rate on a variable  rate note is also  based on a stated  prevailing market rate but is adjusted  automatically at specified intervals.  Generally, the changes in the interest rate on such securities  reduce the fluctuation in their market value. As interest rates decrease or increase,  the potential for capital  appreciation  or  depreciation  is  less  than  that  for  fixed-rate obligations of the same maturity.  The Underlying Fund's manager may determine that an unrated  floating  rate or variable rate  obligation  meets the Fund's quality  standards  by  reason  of being  backed  by a  letter  of  credit  or guarantee issued by a bank that meets those quality standards.

      Floating  rate  and  variable  rate  demand  notes  that  have a  stated
maturity  in excess of one year may have  features  that  permit the holder to
recover  the  principal  amount  of  the  underlying   security  at  specified
intervals not  exceeding  one year and upon no more than 30 days' notice.  The issuer  of  that  type of  note  normally  has a  corresponding  right  in its discretion,  after a given period, to prepay the outstanding  principal amount of the note  plus  accrued  interest.  Generally  the  issuer  must  provide a specified number of days' notice to the holder.

      Step-coupon bonds have a coupon interest rate that changes  periodically during the life of the security on  predetermined  dates that are set when the security is issued.

      |X|  "When-Issued"  and  "Delayed-Delivery"  Transactions.  Some  of the
Underlying  Funds may invest in  securities on a  "when-issued"  basis and may purchase or sell  securities on a  "delayed-delivery"  basis.  When-issued and delayed-delivery  are terms that refer to securities whose terms and indenture are available and for which a market  exists,  but which are not available for
immediate  delivery.   For  specific  limitations  on  the  Underlying  Funds'
investments in "when-issued"  and  "delayed-delivery"  transactions,  refer to the Statement of Additional Information for the Underlying Fund.

      When such  transactions  are  negotiated,  the price (which is generally expressed  in yield  terms)  is fixed  at the  time  the  commitment  is made.
Delivery  and  payment  for the  securities  take place at a later  date.  The securities are subject to change in value from market  fluctuations during the period until  settlement.  The value at delivery may be less than the purchase price.  For example,  changes in interest rates in a direction other than that expected by the Underlying  Fund's manager before  settlement  will affect the value of such  securities and may cause a loss to an Underlying  Fund.  During the  period  between  purchase  and  settlement,  no  payment  is  made  by an
Underlying  Fund to the issuer and no interest  accrues to the Underlying Fund from the investment  until it receives the security at settlement.  There is a risk of loss to the  Underlying  Fund if the  value  of the  security  changes prior to the  settlement  date, and there is the risk that the other party may not perform.

      Some of the Underlying  Funds may engage in when-issued  transactions to secure what their manager  considers to be an advantageous  price and yield at the time the obligation is entered into.  When an Underlying  Fund enters into a when-issued or  delayed-delivery  transaction,  it relies on the other party to complete  the  transaction.  Its  failure to do so may cause an  Underlying
Fund to lose the  opportunity  to obtain the security at a price and yield its manager considers to be advantageous.

      When an  Underlying  Fund engages in  when-issued  and  delayed-delivery transactions,  it does so for the purpose of acquiring  or selling  securities consistent  with  its  investment  objective  and  policies  or  for  delivery pursuant to options  contracts it has entered into, and not for the purpose of
investment   leverage.   Although   an   Underlying   Fund  will   enter  into
delayed-delivery or when-issued  purchase  transactions to acquire securities, it may dispose of a commitment  prior to  settlement.  If an  Underlying  Fund chooses to dispose of the right to  acquire a  when-issued  security  prior to its  acquisition  or to dispose of its right to delivery or receive  against a forward commitment, it may incur a gain or loss.

      At the time an Underlying  Fund makes the commitment to purchase or sell a  security  on a  when-issued  or  delayed-delivery  basis,  it  records  the transaction  on its books and reflects the value of the security  purchased in determining  its net  asset  value.  In a sale  transaction,  it  records  the proceeds to be received.  An Underlying Fund will identify on its books liquid assets at least equal in value to the value of its purchase  commitments until it pays for the investment.

      When-issued  and  delayed-delivery   transactions  can  be  used  by  an
Underlying Fund as a defensive  technique to hedge against anticipated changes in interest  rates and prices.  For  instance,  in periods of rising  interest rates and falling  prices,  an  Underlying  Fund might sell  securities in its portfolio  on a forward  commitment  basis to attempt to limit its exposure to anticipated  falling prices.  In periods of falling  interest rates and rising prices,  an Underlying  Fund might sell portfolio  securities and purchase the same or similar  securities  on a  when-issued  or  delayed-delivery  basis to obtain the benefit of currently higher cash yields.

      |X|  Repurchase  Agreements.  Some of the  Underlying  Funds can acquire securities  subject to repurchase  agreements.  An Underlying Fund might do so for liquidity  purposes to meet  anticipated  redemptions  of fund shares,  or pending the  investment of the proceeds from sales of fund shares,  or pending
the  settlement  of  portfolio  securities  transactions,   or  for  temporary
defensive purposes.

      In a repurchase  transaction,  an Underlying  Fund buys a security from, and  simultaneously  resells  it to, an  approved  vendor for  delivery  on an agreed-upon  future date.  The resale price  exceeds the purchase  price by an amount that reflects an  agreed-upon  interest  rate  effective for the period during which the repurchase  agreement is in effect.  Approved vendors include
U.S.  commercial banks, U.S. branches of foreign banks, or broker-dealers that have been  designated as primary dealers in government  securities.  They must meet credit  requirements  set by the  Underlying  Fund's manager from time to time.

      The  majority of these  transactions  run from day to day,  and delivery pursuant  to the  resale  typically  occurs  within  one to  five  days of the purchase.  Repurchase  agreements  having a  maturity  beyond  seven  days are subject to an Underlying Fund's limits on holding illiquid investments.  There is generally no limit on the amount of the  Underlying  Funds' net assets that may be subject to  repurchase  agreements  having  maturities of seven days or less for  defensive  purposes.  For  specific  limitations  on the  Underlying
Funds'  investments in securities subject to repurchase  agreements,  refer to the Statement of Additional Information for the Underlying Fund.

      Repurchase  agreements,  considered "loans" under the Investment Company
Act are  collateralized  by the underlying  security.  The  Underlying  Funds'
repurchase   agreements  require  that  at  all  times  while  the  repurchase agreement is in effect,  the value of the collateral  must equal or exceed the repurchase price to fully collateralize the repayment obligation.  However, if the vendor fails to pay the resale price on the delivery  date, the Underlying
Fund may incur costs in disposing of the collateral and may experience  losses if there is any delay in its ability to do so. The  Underlying  Funds' manager will  monitor  the  vendor's  creditworthiness  to confirm  that the vendor is financially sound and will continuously monitor the collateral's value.

      Pursuant to an Exemptive Order issued by the SEC, the Underlying  Funds, along with other affiliated  entities  managed by their manager,  may transfer uninvested  cash balances into one or more joint  repurchase  accounts.  These balances are invested in one or more  repurchase  agreements,  secured by U.S.
government   securities.   Securities  that  are  pledged  as  collateral  for
repurchase  agreements  are held by a  custodian  bank  until  the  agreements mature.  Each joint repurchase  arrangement  requires that the market value of the  collateral  be sufficient  to cover  payments of interest and  principal;
however,  in the  event  of  default  by the  other  party  to the  agreement, retention or sale of the collateral may be subject to legal proceedings.

o     Reverse  Repurchase  Agreements.  Some of the  Underlying  Funds can use
reverse  repurchase  agreements on debt  obligations it owns.  Under a reverse repurchase agreement,  the Underlying Fund sells an underlying debt obligation and  simultaneously  agrees to repurchase  the same security at an agreed-upon price on an agreed-upon  date. The Underlying  Fund will identify on its books liquid assets in an amount  sufficient to cover its obligations  under reverse repurchase  agreements,  including  interest,  until  payment  is  made to the seller.

      These  transactions  involve  the  risk  that  the  market  value of the securities  sold by the Underlying Fund under a reverse  repurchase  agreement could  decline  below the price at which the  Underlying  Fund is obligated to repurchase them. These agreements are considered  borrowings by the Underlying
Fund  and  will  be  subject  to the  asset  coverage  requirement  under  the
Underlying Fund's policy on borrowing.

|X|   Investment in Other Investment  Companies.  Some of the Underlying Funds
can also invest in the  securities of other  investment  companies,  which can include open-end funds,  closed-end funds and unit investment trusts,  subject to the  limits  set forth in the  Investment  Company  Act that apply to those
types  of  investments.   For  example,  an  Underlying  Fund  may  invest  in
Exchange-Traded  Funds,  which are typically open-end funds or unit investment trusts,  listed on a stock exchange.  The Underlying Fund might do so as a way of gaining  exposure  to the  segments of the equity or  fixed-income  markets represented  by the  Exchange-Traded  Funds'  portfolio,  at  times  when  the
Underlying  Fund may not be able to buy those portfolio  securities  directly.
As a  non-fundamental  policy,  the  Underlying  Funds  cannot  invest  in the securities of other  registered  open-end  investment  companies or registered unit  investment  trusts in  reliance on  sub-paragraph  (F) or (G) of section
12(d)(1) of the Investment Company Act.

      Investing  in another  investment  company  may  involve  the payment of substantial  premiums above the value of such investment  company's  portfolio securities  and is subject to limitations  under the  Investment  Company Act.
The  Underlying  Funds do not intend to invest in other  investment  companies unless the Manager  believes  that the  potential  benefits of the  investment justify the payment of any premiums or sales  charges.  As a shareholder of an investment company,  the Underlying Fund would be subject to its ratable share
of  that   investment   company's   expenses,   including   its  advisory  and
administration  expenses.  For specific  limitations on the Underlying  Funds'
investments  in  securities  of  other  investment  companies,  refer  to  the
Statement of Additional  Information  for the Underlying  Fund. The Underlying
Funds do not anticipate  investing a substantial amount of their net assets in shares of other investment companies.

|X|   Real Estate Investment Trusts (REITs).  Some of the Underlying Funds can
invest in real estate investment  trusts,  as well as real estate  development companies  and  operating  companies.  They can also buy  shares of  companies engaged in other real estate businesses.  REITs are trusts that sell shares to investors  and use the proceeds to invest in real estate.  A REIT can focus on a particular  project,  such as a shopping center or apartment complex, or may buy many properties or properties located in a particular geographic region.

      To the extent a REIT  focuses  on a  particular  project,  sector of the real estate market or geographic  region,  its share price will be affected by economic and political  events  affecting  that project,  sector or geographic region.  Property  values may fall due to  increasing  vacancies  or declining rents resulting from unanticipated economic,  legal, cultural or technological developments.  REIT prices also may drop  because of the failure of  borrowers to  pay  their  loans,  a  dividend  cut,  a  disruption  to the  real  estate investment  sales  market,  changes  in  federal  or state  taxation  policies affecting REITs, and poor management.

|X|   Illiquid and  Restricted  Securities.  Under the policies and procedures established  by the  Underlying  Funds'  Boards of  Trustees/Directors,  their
manager   determines  the  liquidity  of  certain  of  an  Underlying   Fund's
investments.  To  enable  an  Underlying  Fund  to  sell  its  holdings  of  a restricted  security not  registered  under  applicable  securities  laws, the
Underlying  Fund may have to cause  those  securities  to be  registered.  The expenses  of  registering  restricted  securities  may  be  negotiated  by the
Underlying  Fund  with the  issuer  at the time the  Underlying  Fund buys the securities.  When the Underlying  Fund must arrange  registration  because the
Underlying Fund wishes to sell the security,  a considerable period may elapse between the time the  decision is made to sell the  security  and the time the security  is  registered  so that the  Underlying  Fund  could  sell  it.  The
Underlying Fund would bear the risks of any downward price fluctuation  during that period.

      The  Underlying  Funds may also acquire  restricted  securities  through private  placements.  Those securities have contractual  restrictions on their public resale.  Those  restrictions  may make it more difficult to value them, and might limit an Underlying  Fund's ability to dispose of the securities and might lower the amount the Underlying Fund could realize upon the sale.

      The  Underlying  Funds  have  limitations  that  apply to  purchases  of restricted  securities,  as  stated  in  their  prospectus.  Those  percentage restrictions  generally do not limit  purchases of restricted  securities that are eligible for sale to qualified  institutional  purchasers  under Rule 144A of the Securities Act of 1933, if those  securities have been determined to be liquid by their  manager under  Board-approved  guidelines.  Those  guidelines
take  into  account  the  trading   activity  for  such   securities  and  the
availability of reliable pricing  information,  among other factors.  If there is a  lack  of  trading  interest  in a  particular  Rule  144A  security,  an
Underlying Fund's holdings of that security may be considered to be illiquid.

      Illiquid securities generally include repurchase  agreements maturing in more  than  seven  days and  participation  interests  that do not  have  puts exercisable within seven days.

|X|   Forward  Rolls.  Some of the  Underlying  Funds can enter into  "forward roll" transactions with respect to mortgage-related  securities.  In this type of  transaction,  an Underlying  Fund sells a  mortgage-related  security to a buyer and  simultaneously  agrees to  repurchase a similar  security (the same type of security,  and having the same coupon and maturity) at a later date at a set price.  The securities that are repurchased  will have the same interest rate as the securities that are sold, but typically will be  collateralized by different pools of mortgages (with  different  prepayment  histories) than the securities  that  have  been  sold.  Proceeds  from the sale are  invested  in short-term instruments,  such as repurchase agreements.  The income from those investments,  plus the fees from the forward roll transaction, are expected to generate  income  to  the  Underlying  Fund  in  excess  of the  yield  on the securities that have been sold.

      The Underlying Fund will only enter into "covered"  rolls. To assure its future payment of the purchase  price,  the  Underlying  Fund will identify on its books  liquid  assets in an amount equal to the payment  obligation  under the roll.

      These  transactions  have risks.  During the period between the sale and the repurchase,  the Underlying Fund will not be entitled to receive  interest and principal  payments on the securities  that have been sold. It is possible that the market  value of the  securities  the  Underlying  Fund  sells  might decline  below  the  price  at  which  the  Underlying  Fund is  obligated  to repurchase securities.

|X|   Borrowing for Leverage.  Many of the  Underlying  Funds have the ability to borrow from banks,  to invest the borrowed  funds in portfolio  securities.
This  speculative  technique  is known as  "leverage."  Currently,  under  the
Investment  Company Act,  absent  exemptive  relief,  a mutual fund may borrow only from banks and the  maximum  amount it may borrow is up to  one-third  of its total assets  (including  the amount  borrowed) less all  liabilities  and indebtedness  other than borrowing,  except that a fund may borrow up to 5% of its total assets for temporary purposes from any person.  Under the Investment
Company Act, there is a rebuttable  presumption that a loan is temporary if it is  repaid  within 60 days and not  extended  or  renewed.  If the value of an
Underlying  Fund's assets fails to meet the 300% asset  coverage  requirement, the  Underlying  Fund will reduce its bank debt within  three days to meet the requirement.  To do so,  the  Underlying  Fund might have to sell a portion of its investments at a disadvantageous time.

The Underlying Fund will pay interest on its borrowings, and that interest expense will raise the overall expenses of the Underlying Fund and reduce its returns. If it does borrow, its expenses will be greater than comparable funds that do not borrow for leverage. Additionally, an Underlying Fund's net asset values per share might fluctuate more than that of funds that do not borrow.

|X|   Loans of  Portfolio  Securities.  To raise cash for income or  liquidity purposes,  some of the Underlying Funds can lend their portfolio securities to brokers,  dealers and other types of  financial  institutions  approved by the
Underlying Funds' Board of Trustees or Directors.  For specific limitations on the Underlying  Funds' loans of portfolio  securities,  refer to the Statement of Additional  Information for the Underlying  Fund. In addition,  these loans are subject to the other  conditions  described in the Statement of Additional
Information of  the Underlying Fund.

      There  are  some  risks  in  connection  with  securities   lending.  An
Underlying Fund might  experience a delay in receiving  additional  collateral to secure a loan,  or a delay in  recovery  of the  loaned  securities  if the borrower  defaults.  An Underlying  Fund must receive  collateral  for a loan.
Under  current  applicable  regulatory  requirements  (which  are  subject  to change),  on each business day the loan  collateral  must be at least equal to the value of the loaned  securities.  It must consist of cash, bank letters of
credit  or   securities   of  the  U.S.   government   or  its   agencies   or
instrumentalities,  or other cash  equivalents in which an Underlying  Fund is permitted to invest.  To be acceptable as  collateral,  letters of credit must obligate a bank to pay amounts  demanded by the Underlying  Fund if the demand meets  the terms of the  letter.  The  terms of the  letter of credit  and the issuing bank both must be satisfactory to the Underlying Fund.

      When it lends securities,  the Underlying Fund receives amounts equal to the dividends or interest on loaned  securities.  It also receives one or more of (a) negotiated  loan fees,  (b) interest on securities  used as collateral, and (c) interest on any short-term  debt  securities  purchased with such loan collateral.  Either type of  interest  may be shared  with the  borrower.  The
Underlying   Fund  may   also   pay   reasonable   finder's,   custodian   and
administrative  fees  in  connection  with  these  loans.  The  terms  of  the
Underlying  Fund's loans must meet applicable tests under the Internal Revenue
Code and must permit the  Underlying  Fund to reacquire  loaned  securities on five days' notice or in time to vote on any important matter.

      Some of the  Underlying  Funds may lend their  portfolio  securities  to brokers,  dealers and other financial  institutions pursuant to the Securities
Lending Agreement (the "Securities  Lending  Agreement") with JP Morgan Chase, subject to the restrictions  stated in the prospectuses of these funds.  Under the  Securities  Lending  Agreement  and  applicable  regulatory  requirements
(which are subject to change),  the loan  collateral  must,  on each  business day, be at least equal to the value of the loaned  securities and must consist of cash,  bank letters of credit or securities of the U.S.  Government (or its agencies  or  instrumentalities),  or other cash  equivalents  in which  these funds are  permitted to invest.  To be acceptable  as  collateral,  letters of credit  must  obligate  a bank to pay to JP Morgan  Chase,  as agent,  amounts demanded  by these  funds if the demand  meets the terms of the  letter.  Such terms of the letter of credit and the issuing bank must be  satisfactory to JP
Morgan  Chase  and  the  fund.  These  funds  will  receive,  pursuant  to the
Securities  Lending  Agreement,  80% of all annual net  income  (i.e.,  net of rebates to the  Borrower)  from  securities  lending  transactions.  JP Morgan
Chase has agreed,  in general,  to guarantee the  obligations  of borrowers to return  loaned  securities  and to be  responsible  for  expenses  relating to securities  lending.  These  funds  will be  responsible,  however,  for risks associated  with the  investment of cash  collateral,  including the risk that the issuer of the  security  in which the cash  collateral  has been  invested defaults.  The  Securities  Lending  Agreement  may be terminated by either JP
Morgan  Chase or the  fund on 30  days'  written  notice.  The  terms of these funds' loans must also meet applicable  tests under the Internal  Revenue Code and  permit a fund to  reacquire  loaned  securities  on five  business  days'
notice  or in time to vote on any  important  matter.  These  funds  will lend their portfolio  securities in conformity with each fund's Securities  Lending
Guidelines, as adopted by the Fund's Board.

|X|   Duration  of the  Fund's  Portfolio.  Some of the  Underlying  Funds can
invest  in debt  securities  of any  maturity  or  duration  but  may  have an operating policy to maintain a  dollar-weighted  average  effective  portfolio duration  of not  more  than 3  years.  The  goal  is to  try  to  manage  the sensitivity of the Underlying  Fund's  portfolio to changes in interest rates, and in doing so to  manage  the  volatility  of the  Underlying  Fund's  share prices in response to those changes. However,  unanticipated events may change the effective  duration of a security after the  Underlying  Fund buys it, and there can be no assurance that the  Underlying  Fund will achieve its targeted duration at all times.

      The  Manager  determines  the  effective  duration  of debt  obligations purchased by the Underlying Fund by considering  various factors that apply to a  particular  type of  debt  obligation,  including  those  described  below.
Duration is a measure of the  expected  life of a security on a  current-value basis  expressed in years,  using  calculations  that consider the  security's yield, coupon interest payments, final maturity and call features.

      While a debt security's  maturity can be used to measure the sensitivity of the security's  price to changes in interest rates, the term to maturity of a security  does not take into  account the pattern (or  expected  pattern) of the security's payments of interest or principal prior to maturity.  Duration, on the other hand,  measures the length of the time  interval from the present to the time when the  interest  and  principal  payments  are  scheduled to be received (or, in the case of a  mortgage-related  security,  when the interest payments are expected to be  received).  Duration  calculations  weigh them by the present  value of the cash to be received at each future point in time. If the  interest  payments on a debt  security  occur prior to the  repayment  of principal,  the duration of the security is less than its stated maturity. For zero-coupon securities, duration and term to maturity are equal.

      Absent  other  factors,  the lower the stated or coupon rate of interest
on  a  debt   security   or  the  longer  the   maturity   or  the  lower  the
yield-to-maturity  of the  debt  security,  the  longer  the  duration  of the security.  Conversely,  the higher the stated or coupon rate of interest,  the shorter the maturity or the higher the  yield-to-maturity  of a debt security, the shorter the duration of the security.

      Futures,  options and options on futures in general have  durations that are closely  related to the duration of the  securities  that  underlie  them.
Holding long  futures  positions  or call option  positions  (backed by liquid assets) will tend to lengthen the portfolio's duration.

In some cases the standard  effective  duration  calculation does not properly reflect the interest  rate exposure of a security.  For example,  floating and variable  rate  securities  often have final  maturities of ten or more years.
However,  their exposure to interest rate changes corresponds to the frequency of the times at which  their  interest  coupon  rate is reset.  In the case of mortgage  pass-through  securities,  the stated final maturity of the security is typically 30 years,  but current rates or prepayments are more important to determine the security's  interest rate  exposure.  In these and other similar situations,  the Manager will use other  analytical  techniques  that consider the economic  life of the security as well as relevant  macroeconomic  factors
(such as historical  prepayment  rates) in determining  the Underlying  Fund's effective duration.

|X|   Money Market  Instruments.  Some of the Underlying Funds can invest in a
variety  of  high  quality  money  market   instruments  and  short-term  debt
obligations,  both under normal market conditions and for defensive  purposes.
The following is a brief  description of the types of money market  securities and short-term  debt  obligations  the  Underlying  Funds can invest in. Those money market  securities are  high-quality,  short-term debt  instruments that are  issued by the U.S.  government,  corporations,  banks or other  entities.
They may have fixed, variable or floating interest rates.

      o U.S.  Government  Securities.  Some of the Underlying Funds can invest
in  U.S.   Government   securities.   These  include   obligations  issued  or
guaranteed by the U.S. government or any of its agencies or instrumentalities.

      o  Bank  Obligations.   Some  of  the  Underlying  Funds  can  buy  time
deposits, certificates of deposit and bankers' acceptances. They must be:

            o obligations  issued  or  guaranteed  by a  domestic  bank or foreign  bank  (including  a foreign  branch  of a  domestic bank) having total assets of at least U.S. $1 billion,
o     banker's  acceptances  (which may or may not be  supported by letters of credit) only if  guaranteed by a U.S.  commercial  bank with total assets of at least U.S. $1 billion.

      Some  of  the  Underlying  Funds  can  make  time  deposits.  These  are non-negotiable  deposits in a bank for a specified period of time. They may be subject to early  withdrawal  penalties.  Time  deposits  that are  subject to early  withdrawal  penalties  are  subject  to the Fund's  limits on  illiquid investments,  as described below.  "Banks" include  commercial banks,  savings banks and savings and loan associations.

      o  Commercial  Paper.  Some  of  the  Underlying  Funds  can  invest  in commercial paper if it is rated within the top two or three rating  categories of S&P and Moody's or other rating  organizations.  If the paper is not rated, it may be purchased if the  Underlying  Fund's manager  determines  that it is comparable  to  rated  commercial  paper  in  the  top  two  or  three  rating categories of national rating organizations.

      Some of the Underlying  Funds can buy commercial  paper,  including U.S.
dollar-denominated  securities of foreign  branches of U.S.  banks,  issued by other  entities if the  commercial  paper is  guaranteed  as to principal  and interest by a bank,  government or corporation  whose  certificates of deposit or commercial paper may otherwise be purchased by an Underlying Fund.

      o  Variable  Amount  Master  Demand  Notes.   Master  demand  notes  are
corporate  obligations  that permit the investment of  fluctuating  amounts by the Underlying  Funds at varying rates of interest  under direct  arrangements between an  Underlying  Fund, as lender,  and the borrower.  They permit daily changes in the amounts borrowed.  An Underlying Fund has the right to increase the amount  under the note at any time up to the full  amount  provided by the note agreement,  or to decrease the amount.  The borrower may prepay up to the full amount of the note without penalty.  These notes may or may not be backed by bank letters of credit.

      Because these notes are direct lending  arrangements  between the lender and  borrower,  it is not  expected  that there  will be a trading  market for them.  There  is no  secondary  market  for  these  notes,  although  they are redeemable (and thus are  immediately  repayable by the borrower) at principal amount, plus accrued interest, at any time. Accordingly,  an Underlying Fund's right to redeem such notes is  dependent  upon the ability of the  borrower to pay  principal  and  interest  on  demand.  For  specific  limitations  on the
Underlying  Funds'  investments  in these  notes,  refer to the  Statement  of
Additional Information for the Underlying Fund.

      The Underlying  Funds may have no limitations on the type of issuer from whom  these  notes  will  be  purchased.  However,  in  connection  with  such purchases  and on an ongoing  basis,  the Manager  will  consider  the earning power, cash flow and other liquidity ratios of the issuer,  and its ability to pay  principal  and  interest on demand,  including  a situation  in which all holders  of such  notes  made  demand  simultaneously.  Investments  in master demand notes may be subject to the  limitation on  investments by a Underlying
Fund in illiquid securities, described in the Underlying Fund's Prospectus.

      |X|   Derivatives.  Many  Underlying  Funds can  invest in a variety  of derivative  investments to seek income,  to seek income for liquidity needs or for hedging  purposes.  Some derivative  investments the Underlying  Funds can use  are  the  hedging  instruments  described  below  in  this  Statement  of
Additional  Information.  Segregated  accounts  will  be  maintained  for  all derivative  transactions,  as  required by the  Investment  Company  Act.  For specific  limitations on the  Underlying  Funds'  investments in  derivatives, refer to the Statement of Additional Information for the Underlying Fund.

      Among  the  derivative  investments  some of the  Underlying  Funds  can invest in are  "index-linked"  or  "currency-linked"  notes.  Principal and/or interest  payments  on  index-linked  notes  depend on the  performance  of an underlying  index.  Currency-indexed  securities  are typically  short-term or intermediate-term  debt  securities.  Their  value at maturity or the rates at which  they pay  income  are  determined  by the  change  in value of the U.S.
dollar  against one or more  foreign  currencies  or an index.  In some cases, these  securities  may pay an amount at  maturity  based on a multiple  of the amount of the relative currency movements.  This type of index security offers the  potential  for  increased  income or principal  payments but at a greater risk of loss than a typical  debt  security  of the same  maturity  and credit quality.

      Other  derivative  investments  some  of the  Underlying  Funds  can use include "debt  exchangeable  for common stock" of an issuer or  "equity-linked debt  securities"  of an issuer.  At maturity,  the debt security is exchanged for common  stock of the  issuer or it is  payable  in an amount  based on the price of the issuer's common stock at the time of maturity.  Both alternatives present a risk  that the  amount  payable  at  maturity  will be less than the principal  amount of the debt because the price of the  issuer's  common stock might not be as high as the Underlying Funds' manager expected.

o     Credit  Derivatives.  Some of the Underlying Funds may enter into credit default swaps, both directly  ("unfunded swaps") and indirectly in the form of a swap embedded within a structured note ("funded swaps"),  to protect against the risk that a security  will  default.  Unfunded and funded  credit  default swaps  may  be  on a  single  security,  or  on a  basket  of  securities.  An
Underlying  Fund  pays a fee to  enter  into the  swap  and  receives  a fixed payment  during  the life of the  swap.  An  Underlying  Fund may take a short
position  in  the  credit   default   swap  (also  known  as  "buying   credit
protection"),  or may take a long  position  in the credit  default  swap note
(also known as "selling credit protection").

      An Underlying  Fund would take a short position in a credit default swap
(the "unfunded swap") against a long portfolio  position to decrease  exposure to specific high yield  issuers.  If the short credit  default swap is against a  corporate  issue,  the  Underlying  Fund  must  own that  corporate  issue.
However,  if the short credit  default  swap is against  sovereign  debt,  the
Underlying  Fund  may own  either:  (i) the  reference  obligation,  (ii)  any sovereign  debt  of that  foreign  country,  or  (iii)  sovereign  debt of any country that its manager  determines is closely  correlated as an inexact bona fide hedge.

      If an  Underlying  Fund takes a short  position  in the  credit  default swap, if there is a credit event (including bankruptcy,  failure to timely pay interest or principal,  or a restructuring),  the Underlying Fund will deliver the defaulted bonds and the swap  counterparty  will pay the par amount of the bonds.  An  associated  risk is  adverse  pricing  when  purchasing  bonds  to satisfy the  delivery  obligation.  If the swap is on a basket of  securities, the notional  amount of the swap is reduced by the par amount of the defaulted bond, and the fixed payments are then made on the reduced notional amount.

      Taking  a  long  position  in  the  credit   default  swap  note  (i.e.,
purchasing the "funded swap") would  increase the Underlying  Fund's  exposure to  specific  high yield  corporate  issuers.  The goal  would be to  increase liquidity  in  that  market  sector  via the  swap  note  and  its  associated increase in the number of trading  instruments,  the number and type of market participants, and market capitalization.

      If an Underlying  Fund takes a long position in the credit  default swap note, if there is a credit event the  Underlying  Fund will pay the par amount of the bonds and the swap  counterparty  will  deliver the bonds.  If the swap is on a basket of  securities,  the notional  amount of the swap is reduced by the par amount of the defaulted  bond, and the fixed payments are then made on the reduced notional amount.

      Other  risks of credit  default  swaps  include  the cost of paying  for credit  protection if there are no credit events,  pricing  transparency  when assessing the cost of a credit default swap,  counterparty  risk, and the need to  fund  the  delivery  obligation  (either  cash  or  the  defaulted  bonds, depending  on  whether  the  Underlying  Fund  is  long  or  short  the  swap, respectively).  For specific  limitations on the Underlying Funds' investments in credit  derivatives,  refer to the Statement of Additional  Information for the Underlying Fund.

|X|   Investments  in  Hybrid  Instruments.  A  primary  vehicle  for  gaining exposure to the commodities markets is through hybrid  instruments.  These are
either   equity   or   debt   derivative   securities   with   one   or   more
commodity-dependent  components  that  have  payment  features  similar  to  a commodity futures contract,  a commodity option contract,  or a combination of
both.   Therefore,   these  instruments  are   "commodity-linked."   They  are
considered  "hybrid"  instruments  because they have both  commodity-like  and security-like  characteristics.  Hybrid instruments are derivative instruments because  at  least  part of  their  value  is  derived  from  the  value of an underlying  commodity,  futures  contract,  index or other readily  measurable economic variable.

o     Qualifying Hybrid  Instruments.  Some of the Underlying Funds may invest in hybrid  instruments  that qualify for exclusion from  regulation  under the
Commodity  Exchange Act (the "Act") and the  regulations  adopted  thereunder.
See Appendix D to this Statement of Additional Information.

o     Principal  Protection.  Hybrid  instruments may be principal  protected, partially protected,  or offer no principal protection.  A principal protected hybrid instrument means that the issuer will pay, at a minimum,  the par value of the note at  maturity.  Therefore,  if the  commodity  value  to which  the hybrid  instrument  is  linked  declines  over  the  life  of  the  note,  the
Underlying Fund will receive at maturity the face or stated value of the note.

      With a principal  protected hybrid instrument,  the Underlying Fund will receive at maturity  the greater of the par value of the note or the  increase in value of the underlying  commodity or index. This protection is, in effect, an option  whose  value is subject to the  volatility  and price  level of the underlying  commodity.  This  optionality can be added to a hybrid  structure, but  only  for a  cost  higher  than  that  of a  partially  protected  (or no protection)  hybrid  instrument.  The  Manager's  decision  on  whether to use principal  protection  depends  in part  on the  cost  of the  protection.  In addition,  the  protection  feature  depends  upon the ability of the issue to meet its  obligation  to buy back the security,  and therefore  depends on the creditworthiness of the issuer.

      With full  principal  protection,  the  Underlying  Fund will receive at maturity  of the hybrid  instrument  either the stated par value of the hybrid instrument,  or  potentially,  an amount  greater than the stated par value if the underlying  commodity,  index,  futures  contract or economic  variable to which the  hybrid  instrument  is linked  has  increased  in value.  Partially protected  hybrid  instruments  may  suffer  some  loss  of  principal  if the underlying  commodity,  index,  futures contract or economic variable to which the  hybrid  instrument  is linked  declines  in value  during the term of the hybrid  instrument.  However,  partially  protected hybrid  instruments have a specified limit as to the amount of principal that they may lose.

o     Hybrid   Instruments   Without   Principal   Protection.   Some  of  the
Underlying  Funds  may  also  invest  in  hybrid  instruments  that  offer  no principal  protection.  At  maturity,  there  is a risk  that  the  underlying commodity price,  futures contract,  index or other economic variable may have declined  sufficiently in value such that some or all of the face value of the hybrid instrument might not be returned.  Some of the hybrid  instruments that the  Underlying  Fund may invest in may have no principal  protection  and the hybrid instrument could lose all of its value.

      With   a   partially-protected   or    no-principal-protection    hybrid
instrument,  the  Underlying  Fund may receive at maturity an amount less than the note's par value if the commodity,  index or other economic variable value to which the note is linked  declines over the term of the note.  The Manager, at its discretion,  may invest in a partially protected  principal  structured note or a note without  principal  protection.  In deciding to purchase a note without principal  protection,  the Manager may consider,  among other things, the expected performance of the underlying  commodity futures contract,  index or other  economic  variable over the term of the note,  the cost of the note, and any other economic factors which the Manager believes are relevant.

o     Limitations  on  Leverage.  Some of the hybrid  instruments  in which an
Underlying Fund invests may involve leverage.  To avoid being subject to undue leverage  risk,  an  Underlying  Fund may seek to limit the amount of economic leverage  it has under  one  hybrid  instrument  in which it  invests  and the
leverage  of  the  Underlying  Fund's  overall  portfolio.   For  example,  an
Underlying  Fund may not  invest  in a hybrid  instrument  if,  at the time of purchase:
1.    That  instrument's  "leverage  ratio" exceeds 300% of the price increase in the underlying  commodity,  futures  contract,  index or other economic variable; or
2.    The Underlying Fund's "portfolio  leverage ratio" exceeds 150%, measured at the time of purchase.

      "Leverage  ratio"  is the  expected  increase  in the  value of a hybrid
instrument,   assuming  a  one  percent  price   increase  in  the  underlying
commodity,  futures contract,  index or other economic factor. In other words, for a hybrid  instrument  with a  leverage  factor  of 150%,  a 1% gain in the underlying  economic  variable  would be  expected to result in a 1.5% gain in value for the  hybrid  instrument.  "Portfolio  leverage  ratio" is defined as the average (mean) leverage ratio of all instruments in the Underlying  Fund's portfolio,  weighted by the market values of such  instruments or, in the case of futures contracts, their notional values.

o     Counterparty   Risk.  A  significant  risk  of  Hybrid   Instruments  is
counterparty  risk.  Unlike  exchange-traded  futures and  options,  which are standard contracts, hybrid instruments are customized securities,  tailor-made by  a  specific  issuer.  With  a  listed  futures  or  options  contract,  an
investor's    counterparty   is   the   exchange    clearinghouse.    Exchange
clearinghouses  are  capitalized  by the exchange  members and typically  have high  investment  grade  ratings  (ratings of AAA or AA by Standard & Poor's).
Therefore,  the risk is small that an exchange  clearinghouse  might be unable to meet its obligations at maturity.

      However, with a hybrid instrument,  the Underlying Fund will take on the counterparty  credit  risk of the  issuer.  That is, at maturity of the hybrid instrument,  there is a risk that the  issuer  may be unable  to  perform  its obligations  under the  structured  note.  Issuers of hybrid  instruments  are
typically   large  money  center  banks,   broker-dealers,   other   financial
institutions  and large  corporations.  To minimize  this risk the  Underlying
Fund  will  transact,  to the  extent  possible,  with  issuers  who  have  an investment-grade  credit  rating  from  a  nationally  recognized  statistical rating organization ("NRSRO").

|X|   Hedging.  Many  Underlying  Funds can use hedging  instruments  although they may not obligated to use them in seeking their objectives.  To attempt to protect  against  declines  in  the  market  value  of the  Underlying  Funds'
portfolio,  to permit these funds to retain  unrealized  gains in the value of
portfolio  securities  which  have  appreciated,   or  to  facilitate  selling
securities for investment reasons, these funds could:
o     sell futures contracts,
o     buy puts on futures or on securities, or
o     write covered calls on securities or futures.  Covered calls may also be used to increase these funds' income.

      The  Underlying  Funds can use  hedging to  establish  a position in the
securities  market  as  a  temporary  substitute  for  purchasing   particular
securities.  In that case,  these funds would  normally  seek to purchase  the securities and then terminate  that hedging  position.  These funds might also use this type of hedge to attempt to protect against the possibility  that its portfolio  securities  would not be fully  included  in a rise in value of the market. To do so these funds could:
o     buy futures, or
o     buy calls on futures or on securities.

      The Underlying Funds may not obligated to use hedging instruments,  even though they may be permitted  to use them in their  manager's  discretion,  as described  below.  The Underlying  Funds' strategy of hedging with futures and options  on  futures  may be  incidental  to these  funds'  activities  in the underlying cash market.  The particular  hedging  instruments  these funds can use are described  below.  These funds may employ new hedging  instruments and
strategies  when  they  are  developed,   if  those  investment   methods  are
consistent with these funds'  investment  objective and are permissible  under applicable regulations governing these funds.

      o  Futures.  Some of the  Underlying  Funds  can buy  and  sell  futures contracts  that relate to (1)  broadly-based  bond or other  security  indices
(these are  referred  to as  "financial  futures"),  (2)  commodity  contracts
(these are referred to as "commodity  futures"),  (3) debt  securities  (these are referred to as "interest rate  futures"),  (4) foreign  currencies  (these are  referred to as "forward  contracts"),  (5)  individual  stock  (these are referred to as "single stock  futures"),  (6) bond indices (these are referred to as "bond index  futures") and (7)  broadly-based  stock indices  (these are referred  to as  "stock  index  futures").  For  specific  information  on the permitted  type of  future  contract  for an  Underlying  Fund,  refer  to the
Statement of Additional Information for the Underlying Fund.

      A  broadly-based  stock  index is used as the  basis for  trading  stock index futures.  In some cases, these futures may be based on stocks of issuers in a  particular  industry  or  group of  industries.  A stock  index  assigns relative  values  to the  securities  included  in the  index  and  its  value fluctuates in response to the changes in value of the  underlying  securities.
A stock index  cannot be purchased or sold  directly.  Bond index  futures are similar  contracts  based on the future value of the basket of securities that comprise the index.  These contracts  obligate the seller to deliver,  and the purchaser  to  take,  cash to  settle  the  futures  transaction.  There is no delivery made of the underlying  securities to settle the futures  obligation.
Either party may also settle the  transaction  by entering  into an offsetting contract.

      An  interest  rate  future  obligates  the  seller to  deliver  (and the purchaser  to take) cash or a  specified  type of debt  security to settle the futures  transaction.  Either  party  could  also  enter  into  an  offsetting contract  to  close  out  the  position.  Similarly,  a  single  stock  future obligates  the  seller  to  deliver  (and the  purchaser  to  take)  cash or a specified  equity  security to settle the futures  transaction.  Either  party could  also  enter  into an  offsetting  contract  to close out the  position.
Single  stock  futures  trade on a very  limited  number  of  exchanges,  with contracts typically not fungible among the exchanges.

      Commodity  futures  may be  based  upon  commodities  within  five  main commodity groups: (1) energy,  which includes crude oil, natural gas, gasoline
and  heating  oil;  (2)  livestock,   which  includes  cattle  and  hogs;  (3)
agriculture,  which includes wheat, corn, soybeans,  cotton, coffee, sugar and cocoa; (4) industrial metals,  which includes aluminum,  copper, lead, nickel, tin and zinc;  and (5) precious  metals,  which  includes  gold,  platinum and silver.  These  funds  may  purchase  and sell  commodity  futures  contracts, options on futures  contracts  and options and  futures on  commodity  indices
with  respect  to  these  five  main  commodity   groups  and  the  individual
commodities within each group, as well as other types of commodities.

      No payment is made or received by an Underlying  Fund on the purchase or sale of a future.  Upon  entering  into a futures  transaction,  an Underlying
Fund will be required to deposit an initial  margin  payment  with the futures commission  merchant (the "futures  broker").  Initial margin payments will be deposited with an Underlying  Fund's  custodian bank in an account  registered in the futures broker's name.  However,  the futures broker can gain access to that  account  only  under  specified  conditions.  As the future is marked to market  (that is,  its value on an  Underlying  Fund's  books is  changed)  to reflect  changes in its  market  value,  subsequent  margin  payments,  called variation margin, will be paid to or by the futures broker daily.

      At any time prior to  expiration of the future,  an Underlying  Fund may elect to close out its position by taking an opposite position,  at which time a final  determination  of variation  margin is made and any  additional  cash must be paid by or released to the  Underlying  Fund.  Any loss or gain on the future is then realized by the Underlying  Fund for tax purposes.  All futures transactions,  except forward contracts,  are effected through a clearinghouse associated with the exchange on which the contracts are traded.

      o Put and Call Options.  Some Underlying  Funds can buy and sell certain kinds of put options  ("puts")  and call  options  ("calls").  The  Underlying
Funds  can buy and  sell  exchange-traded  and  over-the-counter  put and call options,  including  index  options,  securities  options,  currency  options, commodities  options,  and options on the other types of futures  described in this Statement of Additional Information.

      o Writing Covered Call Options.  Some  Underlying  Funds can write (that is,  sell)  covered  calls.  If these  funds  sell a call  option,  it must be covered.  That means  these  funds must own the  security  subject to the call while the call is outstanding,  or, for calls on futures and indices, the call may be covered by identifying  liquid assets to enable the Underlying  Fund to satisfy its obligations if the call is exercised.  For specific limitations on the Underlying Funds'  investments in covered calls, refer to the Statement of
Additional Information for the Underlying Fund.

      When an  Underlying  Fund writes a call on a security,  it receives cash
(a premium).  The Underlying Fund agrees to sell the underlying  security to a purchaser of a corresponding  call on the same security during the call period at a fixed exercise  price  regardless of market price changes during the call period.  The call period is usually not more than nine  months.  The  exercise price  may  differ  from the  market  price of the  underlying  security.  The
Underlying  Fund  has the  risk of  loss  that  the  price  of the  underlying security may decline  during the call period.  That risk may be offset to some extent  by the  premium  the  Underlying  Fund  receives.  If the value of the investment  does not rise  above the call  price,  it is likely  that the call will lapse without being  exercised.  In that case the  Underlying  Fund would keep the cash premium and the investment.

When the  Underlying  Fund  writes a call on an  index,  it  receives  cash (a premium).  If the buyer of the call exercises it, the Underlying Fund will pay an amount of cash equal to the  difference  between the  closing  price of the call  and  the  exercise  price,  multiplied  by  a  specified  multiple  that determines  the total value of the call for each point of  difference.  If the value of the underlying  investment  does not rise above the call price, it is likely  that the call will lapse  without  being  exercised.  In that case the
Underlying Fund would keep the cash premium.

      The Underlying Fund's custodian bank, or a securities  depository acting for the  custodian  bank,  will act as the  Underlying  Fund's  escrow  agent, through the facilities of the Options Clearing  Corporation ("OCC"), as to the
investments  on which the Fund has written  calls traded on exchanges or as to other acceptable  escrow  securities.  In that way, no margin will be required for such  transactions.  OCC will release the  securities on the expiration of the option or when the Underlying Fund enters into a closing transaction.

      When the Underlying Fund writes an  over-the-counter  ("OTC") option, it will enter  into an  arrangement  with a primary  U.S.  government  securities dealer which will establish a formula price at which the Underlying  Fund will have the absolute right to repurchase that OTC option.  The formula price will generally be based on a multiple of the premium received for the option,  plus the amount by which the option is  exercisable  below the market  price of the underlying  security  (that  is,  the  option  is "in the  money").  When  the
Underlying Fund writes an OTC option,  it will treat as illiquid (for purposes of its restriction on holding illiquid  securities) the  mark-to-market  value of any OTC  option it  holds,  unless  the  option is  subject  to a  buy-back agreement by the executing broker.

      To terminate  its  obligation on a call it has written,  the  Underlying
Fund may purchase a corresponding  call in a "closing  purchase  transaction."
The  Underlying  Fund will  then  realize  a profit  or loss,  depending  upon whether the net of the amount of the option  transaction costs and the premium received on the call the Underlying  Fund wrote is more or less than the price of the call the Underlying  Fund purchases to close out the  transaction.  The
Underlying Fund may realize a profit if the call expires unexercised,  because the  Underlying  Fund will retain the  underlying  security and the premium it received when it wrote the call.  Any such profits are  considered  short-term capital gains for federal  income tax purposes,  as are the premiums on lapsed calls.  When  distributed by the Underlying  Fund they are taxable as ordinary income.  If the Underlying Fund cannot effect a closing  purchase  transaction due to the lack of a  market,  it will  have to hold the  callable  securities until the call expires or is exercised.

      The Underlying  Funds may also write calls on a futures contract without owning the futures contract or securities  deliverable under the contract.  To do so, at the time the call is  written,  the  Underlying  Fund must cover the call by identifying on it books an equivalent  dollar amount of liquid assets.
The  Underlying  Fund will identify  additional  liquid assets on its books to cover the call if the value of the  identified  assets drops below 100% of the current value of the future.  Because of this asset coverage  requirement,  in no circumstances  would the Underlying Fund's receipt of an exercise notice as to that future require the Underlying Fund to deliver a futures  contract.  It would simply put the  Underlying  Fund in a short futures  position,  which is permitted by the Underlying Fund's hedging policies.

o     Writing  Put  Options.  Some  Underlying  Funds can sell put  options on securities,  broadly-based securities indices, foreign currencies and futures.
A put option on  securities  gives the  purchaser  the right to sell,  and the writer the obligation to buy, the underlying  investment at the exercise price during the option period.  For specific  limitations on the Underlying  Funds'
investments in put options,  refer to the Statement of Additional  Information for the Underlying Fund.

      If an  Underlying  Fund writes a put,  the put must be covered by liquid assets  identified on the Underlying  Fund's books. The premium the Underlying
Fund receives from writing a put represents a profit,  as long as the price of the underlying  investment remains equal to or above the exercise price of the put.  However,  the  Underlying  Fund also assumes the  obligation  during the option period to buy the  underlying  investment  from the buyer of the put at the  exercise  price,  even if the  value of the  investment  falls  below the exercise price.

      If a put  an  Underlying  Fund  has  written  expires  unexercised,  the
Underlying  Fund  realizes  a gain  in the  amount  of the  premium  less  the transaction costs incurred. If the put is exercised,  the Underlying Fund must fulfill its obligation to purchase the  underlying  investment at the exercise price.  That price will usually  exceed the market value of the  investment at that time. In that case, the Underlying  Fund may incur a loss if it sells the underlying  investment.  That loss will be equal to the sum of the sale  price of the  underlying  investment  and the premium  received minus the sum of the exercise price and any transaction costs the Underlying Fund incurred.

      When  writing a put option on a security,  to secure its  obligation  to pay for the  underlying  security the  Underlying  Fund will deposit in escrow liquid assets with a value equal to or greater than the exercise  price of the underlying  securities.  The Underlying Fund therefore forgoes the opportunity of investing the segregated assets or writing calls against those assets.

      As  long  as  the  Underlying   Fund's  obligation  as  the  put  writer
continues,  it may be assigned an exercise notice by the broker-dealer through which the put was sold.  That notice will require the Underlying  Fund to take
delivery  of  the  underlying   security  and  pay  the  exercise  price.  The
Underlying  Fund has no control  over when it may be required to purchase  the underlying  security,  since it may be assigned an exercise notice at any time prior to the  termination  of its  obligation  as the writer of the put.  That obligation  terminates  upon  expiration of the put. It may also terminate if, before it receives an exercise  notice,  the Underlying Fund effects a closing purchase  transaction by purchasing a put of the same series as it sold.  Once the Underlying Fund has been assigned an exercise  notice,  it cannot effect a closing purchase transaction.

      An Underlying Fund may decide to effect a closing  purchase  transaction to realize a profit on an outstanding  put option it has written or to prevent
the  underlying   security  from  being  put.  Effecting  a  closing  purchase transaction  will also permit the Underlying  Fund to write another put option on the  security,  or to sell the security and use the proceeds  from the sale for other investments.  The Underlying Fund will realize a profit or loss from
a  closing  purchase  transaction   depending  on  whether  the  cost  of  the
transaction  is less or more than the premium  received  from  writing the put option. Any profits from writing puts are considered  short-term capital gains for federal tax purposes,  and when  distributed by the  Underlying  Fund, are taxable as ordinary income.

o     Purchasing  Calls and Puts.  Some of the  Underlying  Funds can purchase calls on securities,  broadly-based securities indices, foreign currencies and futures.  They may do so to protect against the possibility that an Underlying
Fund's   portfolio  will  not  participate  in  an  anticipated  rise  in  the securities  market.  When an  Underlying  Fund  buys a call  (other  than in a closing  purchase  transaction),  it pays a premium.  The Underlying Fund then
has  the  right  to  buy  the  underlying   investment  from  a  seller  of  a
corresponding  call on the same  investment  during the call period at a fixed exercise price. For specific  limitations on the Underlying Funds' investments in calls and puts,  refer to the Statement of Additional  Information  for the
Underlying Fund.

      An  Underlying  Fund  benefits  only if it sells the call at a profit or if, during the call period,  the market price of the underlying  investment is above the sum of the call price  plus the  transaction  costs and the  premium paid  for  the  call  and the  Underlying  Fund  exercises  the  call.  If the
Underlying  Fund does not  exercise  the call or sell it  (whether or not at a profit),  the call will become  worthless at its expiration date. In that case the Underlying  Fund will have paid the premium but lost the right to purchase the underlying investment.

      Some  Underlying  Funds  can  buy  puts  on  securities,   broadly-based
securities  indices,  foreign currencies and futures,  whether or not they own the  underlying  investment.  Convertible  Securities  Fund may buy only those puts  that  relate to  stocks  including  stocks  underlying  the  convertible securities  that this fund owns.  When an Underlying  Fund purchases a put, it pays a premium  and,  except as to puts on indices,  has the right to sell the underlying  investment  to a  seller  of a put on a  corresponding  investment during the put period at a fixed exercise price.

      Buying a put on securities  or futures an  Underlying  Fund owns enables this fund to  attempt  to  protect  itself  during  the put  period  against a decline in the value of the underlying  investment below the exercise price by selling  the  underlying  investment  at the  exercise  price to a seller of a corresponding  put. If the market price of the underlying  investment is equal to or above the exercise  price and, as a result,  the put is not exercised or resold,  the put will become  worthless at its  expiration  date. In that case the Underlying  Fund will have paid the premium but lost the right to sell the underlying investment.  However, the Underlying Fund may sell the put prior to its expiration. That sale may or may not be at a profit.

      Buying a put on an investment the Underlying  Fund does not own (such as an index or future)  permits the  Underlying  Fund either to resell the put or to buy the  underlying  investment  and  sell it at the  exercise  price.  The resale price will vary  inversely to the price of the  underlying  investment.
If the market price of the  underlying  investment is above the exercise price and, as a result,  the put is not exercised,  the put will become worthless on its expiration date.

      When an Underlying  Fund  purchases a call or put on an index or future, it pays a premium,  but  settlement  is in cash rather than by delivery of the underlying  investment  to the Fund.  Gain or loss  depends  on changes in the index in  question  (and  thus on price  movements  in the  securities  market generally) rather than on price movements in individual  securities or futures contracts.

o     Over-The-Counter  Options.  Some  of the  Underlying  Funds  may buy and
sell over-the-counter  options.  Over-the-counter options are not traded on an
exchange.   They  are  traded   directly  with  dealers.   To  the  extent  an
over-the-counter  option is a tailored  investment for the Underlying Fund, it may be less  liquid than an  exchange-traded  option.  Further,  as with other derivative investments,  over-the-counter  options are subject to counterparty risk.  The  Underlying  Fund will have the  credit  risk that the seller of an over-the-counter  option  will not perform  its  obligations  under the option agreement if the Underlying  Fund  exercises the option.  To reduce this risk,
the  Underlying  Fund  intends  to  transact  these  trades,   to  the  extent
practicable,  with issuers that have an  investment-grade  credit rating.  The
Underlying  Fund  may buy  and  sell  over-the-counter  options  on  commodity indices,  individual  commodities,  commodity futures  contracts,  securities, financial indices, interest rates, currencies and swaps.

o     Exchange-Traded  Options.  Some of the Underlying Funds may buy and sell trade listed  options on  commodity  futures  contracts.  Options on commodity futures  contracts  are traded on the same  exchange  on which the  underlying futures  contract  is  listed.  The  Underlying  Fund  may  purchase  and sell options on commodity  futures  listed on U.S. and foreign  futures  exchanges.
Options  purchased on futures  contracts on foreign  exchanges  are exposed to the  risk of  foreign  currency  fluctuations  against  the U.S.  dollar.  The
Underlying  Fund may also buy and sell exchange  listed options on securities, commodity indices, financial indices, interest rates and currencies.

o     Options  on Swaps.  Some of the  Underlying  Funds may trade  options on swap contracts or "swap  options." Swap call options provide the holder of the option with the right to enter a swap  contract  having a  specified  (strike)
swap  formula,  while swap put  options  provide  the holder with the right to sell or terminate a swap contract.  Swap options are not  exchange-traded  and the  Underlying  Fund  will  bear  the  credit  risk  of  the  option  seller.
Additionally,  if the  Underlying  Fund  exercises a swap call option with the option seller,  the credit risk of the counterparty is extended to include the term of the swap agreement.

|X|   Swaps.  A swap  contract  is  essentially  like a  portfolio  of forward contracts,  under which one party  agrees to  exchange an asset (for  example, bushels of wheat) for another  asset (cash) at specified  dates in the future.
A  one-period  swap  contract  operates  in a manner  similar  to a forward or futures  contract  because  there is an agreement to swap a commodity for cash
at  only  one  forward  date.   The   Underlying   Fund  may  engage  in  swap
transactions  that have  more  than one  period  and  therefore  more than one exchange of assets.

      Some of the  Underlying  Funds may invest in total  return swaps to gain exposure to the overall  commodity  markets.  In a total return commodity swap the Underlying Fund will receive the price  appreciation of a commodity index, a portion  of the  index,  or a single  commodity  in  exchange  for paying an agreed-upon  fee.  If the  commodity  swap is for one period,  the  Underlying
Fund will pay a fixed fee,  established  at the  outset of the swap.  However, if the term of the commodity  swap is more than one period,  with interim swap payments,  the Underlying  Fund will pay an adjustable or floating fee. With a
"floating"  rate,  the  fee  is  pegged  to a base  rate  such  as the  London
Interbank Offered Rate ("LIBOR"),  and is adjusted each period.  Therefore, if interest  rates  increase over the term of the swap  contract,  the Underlying
Fund may be required to pay a higher fee at each swap reset date.

o     Counterparty  Risk.  Swap  contracts are private  transactions  that are customized to meet the specific  investment  requirements of the parties.  The
Underlying Fund will be exposed to the performance  risk of its  counterparty.
If the  counterparty  is  unable to  perform  its  obligations  under the swap contract at maturity of the swap or any interim  payment date,  the Underlying
Fund may not receive the payments due it under the swap  agreement.  To reduce this risk, the Underlying  Fund will enter in swaps,  to the extent  possible, with counterparties who have an investment-grade rating from an NRSRO.

o     Contractual  Liability.  Swaps  are  privately  negotiated  transactions between  the  Underlying  Fund  and a  counterparty.  All  of the  rights  and obligations  of the Underlying  Fund are detailed in the swap contract,  which binds the Underlying  Fund and its  counterparty.  Because a swap  transaction is a  privately-negotiated  contract,  the Underlying  Fund remains liable for all  obligations  under the  contract  until the swap  contract  matures or is purchased by the swap  counterparty.  Therefore,  even if the Underlying  Fund were to sell the swap  contract to a third party,  the  Underlying  Fund would remain primarily liable for the obligations  under the swap  transaction.  The only way for the Underlying  Fund to eliminate its primary  obligations  under the  swap  agreement  is to  sell  the  swap  contract  back  to the  original counterparty.  Additionally,  the Underlying  Fund must identify liquid assets on its books to the extent of the  Underlying  Fund's  obligations  to pay the counterparty under the swap agreement.

o     Price Risk.  Total return  commodity swaps expose the Underlying Fund to the  price  risk of the  underlying  commodity,  index,  futures  contract  or economic  variable.  If  the  price  of  the  underlying  commodity  or  index increases  in value  during  the term of the swap,  the  Underlying  Fund will receive the price  appreciation.  However,  if the price of the  commodity  or index declines in value during the term of the swap, the Underlying  Fund will be required to pay to its counterparty  the amount of the price  depreciation.
The  amount  of the  price  depreciation  paid by the  Underlying  Fund to its counterparty  would be in addition to the financing fee paid by the Underlying
Fund to the same counterparty.

o     Lack of  Liquidity.  Although  the swap  market  is  well-developed  for primary  participants,  there is only a limited  secondary  market.  Swaps are not traded or listed on an exchange and  over-the-counter  trading of existing swap contracts is limited.  Therefore,  if the Underlying  Fund wishes to sell its  swap  contract  to a  third  party,  it  may  not be  able  to do so at a favorable price.

o     Regulatory  Risk.   Qualifying  swap   transactions  are  excluded  from
regulation under the Act and the regulations adopted thereunder.  See Appendix
E to this Statement of Additional  Information.  Additionally,  swap contracts have not been determined to be securities  under the rules  promulgated by the
SEC.   Consequently,   swap   contracts   are  not  regulated  by  either  the
Commodities   Futures  Trading  Commission  ("CFTC")  or  the  SEC,  and  swap participants  may not be afforded the  protections  of the Commodity  Exchange
Act or the federal securities laws.

      To reduce  this  risk,  the  Underlying  Fund will only  enter into swap agreements  with  counterparties  who  use  standard  International  Swap  and
Dealers Association,  Inc. ("ISDA") contract  documentation.  ISDA establishes industry  standards for the  documentation of swap  agreements.  Virtually all
principal  swap  participants  use  ISDA  documentation   because  it  has  an
established set of definitions, contract terms, and counterparty obligations.

      ISDA  documentation  also includes a "master  netting  agreement"  which provides  that  all  swaps  transacted  between  the  Underlying  Fund  and  a counterparty  under the  master  agreement  shall be  regarded  as parts of an integral  agreement.  If,  on any  date,  amounts  are  payable  in  the  same currency in respect of one or more swap  transactions,  the net amount payable on that date in that currency  shall be paid. In addition,  the master netting agreement  may provide  that if one party  defaults  generally or on one swap, the  counterparty  may terminate the  remaining  swaps with that party.  Under such agreements,  if there is a default  resulting in a loss to one party, the measure of that  party's  damages is  calculated  by  reference to the average
cost  of  a   replacement   swap  with   respect  to  each  swap  (i.e.,   the
mark-to-market  value at the time of the termination of each swap).  The gains and losses on all swaps are then netted,  and the result is the counterparty's gain or loss on  termination.  The termination of all swaps and the netting of gains and losses on termination is generally referred to as "aggregation."

o     Buying  and  Selling  Options  on  Foreign   Currencies.   Some  of  the
Underlying Funds can buy and sell calls and puts on foreign  currencies.  They include puts and calls that trade on a securities or  commodities  exchange or in the  over-the-counter  markets or are quoted by major recognized dealers in such  options.  The  Underlying  Fund could use these calls and puts to try to protect  against  declines  in the  dollar  value of  foreign  securities  and increases in the dollar cost of foreign securities the Fund wants to acquire.

      If their  manager  anticipates  a rise in the dollar  value of a foreign currency in which  securities  to be acquired are  denominated,  the increased cost of those  securities  may be  partially  offset  by  purchasing  calls or writing puts on that foreign currency.  If their manager anticipates a decline in the dollar value of a foreign currency,  the decline in the dollar value of portfolio  securities  denominated in that currency might be partially  offset by writing calls or purchasing  puts on that foreign  currency.  However,  the currency  rates  could  fluctuate  in a  direction  adverse to the  Underlying
Fund's  position.  The Underlying  Fund will then have incurred option premium payments and transaction costs without a corresponding benefit.

      A call an Underlying  Fund writes on a foreign  currency is "covered" if the Underlying Fund owns the underlying  foreign  currency covered by the call or has an  absolute  and  immediate  right to acquire  that  foreign  currency without  additional  cash  consideration  (or it can do so for additional cash consideration  identified  on its books) upon  conversion or exchange of other foreign currency held in its portfolio.

      The  Underlying  Funds  could  write a call  on a  foreign  currency  to provide a hedge  against  a decline  in the U.S.  dollar  value of a  security which  the  Underlying  Fund  owns or has the  right to  acquire  and which is denominated in the currency  underlying the option.  That decline might be one that occurs due to an expected  adverse change in the exchange  rate.  This is known as a "cross-hedging"  strategy.  In those circumstances,  the Underlying
Fund covers the option by maintaining  and identifying  cash, U.S.  government securities or other liquid,  high grade debt  securities in an amount equal to the exercise price of the option.

|X|   Options  and  Futures.  Some of the  Underlying  Funds  can buy and sell options, futures and forward contracts for various purposes:
o     to try to manage  the risk that the prices of its  portfolio  securities and instruments may decline,
o     to establish a position in the futures or options  market as a temporary substitute for purchasing individual securities or instruments,
o     to attempt to enhance  its income or return by  purchasing  and  selling call and put options on  commodity  futures,  commodity  indices, financial indices or securities.

            Some of the Underlying Funds can buy futures related to:
o     foreign currencies (these are called forward contracts),
o     financial  indices,  such  as  U.S.  or  foreign  government  securities indices,  corporate debt securities  indices or equity securities indices (these are referred to as financial futures),
o     interest rates (these are referred to as interest rate futures), and
o     commodities (these are referred to as commodities futures)

      Some of the  Underlying  Funds  may  enter  into  futures  contracts  or related  options for purposes  that may be  considered  speculative.  In those cases,  the aggregate  initial  margin for futures  contracts and premiums for options (or, in the case of non-qualifying hybrid instruments,  the portion of the margin  attributable  to the  options  premium)  will not exceed 5% of the
Underlying  Fund's net assets.  That amount is  calculated  after  taking into account realized profits and unrealized losses on such futures contracts.

|X|   Commodity Futures  Contracts.  Some of the Underlying Funds can invest a substantial portion of its assets in commodity futures contracts.  Some of the special characteristics and risks of these investments are described below.

      Commodity futures  contracts are an agreement  between two parties.  One party  agrees to buy an asset from the other  party at a later date at a price and  quantity  agreed-upon  when  the  contract  is  made.  Commodity  futures contracts are traded on futures  exchanges.  These futures  exchanges  offer a central  marketplace  in which  to  transact  futures  contracts,  a  clearing corporation  to process  trades,  a  standardization  of expiration  dates and contract sizes,  and the availability of a secondary  market.  Futures markets also  specify  the terms and  conditions  of  delivery  as well as the maximum permissible  price  movement  during  a  trading  session.  Additionally,  the commodity  futures  exchanges  have position limit rules that limit the amount of futures contracts that any one party may hold in a particular  commodity at any point in time.  These  position  limit  rules are  designed to prevent any one participant from controlling a significant portion of the market.

      In the futures  markets,  the exchange  clearing  corporation  takes the other  side in all  transactions,  either  buying or selling  directly  to the market  participants.  The  clearinghouse  acts  as  the  counterparty  to all exchange-traded  futures contracts.  That is, the Underlying Fund's obligation
is  to  the   clearinghouse,   and  the  Underlying  Fund  will  look  to  the
clearinghouse  to satisfy  the  Underlying  Fund's  rights  under the  futures contract.

      When  purchasing  stocks or bonds,  the buyer acquires  ownership in the security,  however  buyers of futures  contracts are not entitled to ownership of the underlying  commodity  until and unless they decide to accept  delivery at  expiration  of the  contract.  In  practice,  delivery  of the  underlying commodity to satisfy a futures  contract  rarely  occurs  because most futures traders use the  liquidity of the central  marketplace  to sell their  futures contract before expiration.

o     Price Limits.  The commodity  futures exchanges impose on each commodity futures  contract  a  maximum  permissible  price  movement  for each  trading session.  If  the  maximum  permissible  price  movement  is  achieved  on any trading day, no more trades may be executed above (or below,  if the price has moved  downward) that limit.  If the Underlying Fund wishes to execute a trade outside the daily  permissible  price  movement,  it would be  prevented  from doing  so by  exchange  rules,  and  would  have to wait for  another  trading session to execute its transaction.

o     Price  Volatility.  Despite  the  daily  price  limits  on  the  futures exchanges,  the price  volatility  of  commodity  futures  contracts  has been historically  greater than that for traditional  securities such as stocks and bonds.  To the extent that the  Underlying  Fund invests in commodity  futures contracts,  the assets of the Underlying Fund, and therefore the prices of its shares may be subject to greater volatility.

o     Marking-to-Market  Futures Positions.  The futures  clearinghouse  marks every  futures  contract to market at the end of each  trading  day, to ensure that the  outstanding  futures  obligations  are limited by the maximum  daily permissible price movement.  This process of  marking-to-market is designed to prevent losses from  accumulating in any futures  account.  Therefore,  if the
Underlying  Fund's futures  positions  have declined in value,  the Underlying
Fund  may be  required  to post  additional  margin  to  cover  this  decline.
Alternatively,  if the Underlying  Fund's futures  positions have increased in value, this increase will be credited to the Underlying Fund's account.

o     Special Risks of Commodity Futures Contracts.

o     Storage Costs. As in the financial  futures  markets,  there are hedgers and speculators in the commodity  futures markets.  However,  unlike financial instruments,  there are costs of physical  storage  associated with purchasing the underlying  commodity.  For instance,  a large manufacturer of baked goods that  wishes to hedge  against  a rise in the price of wheat has two  choices:
(i) it can  purchase  the  wheat  today  in the  cash  market  and  store  the commodity  at a cost until it needs the wheat for its  manufacturing  process, or (ii) it can buy  commodity  futures  contracts.  The price of the commodity futures  contract will reflect the storage  costs of  purchasing  the physical commodity.

      These  storage  costs  include  the time value of money  invested in the physical  commodity  plus the actual costs of storing the  commodity  less any benefits  from  ownership of the physical  commodity  that are not obtained by the  holder  of a  futures  contract  (this is  sometimes  referred  to as the
"convenience  yield").  To the extent that these  storage  costs change for an underlying  commodity while the Underlying  Fund is long futures  contracts on that commodity, the value of the futures contract may change proportionately.

o     Reinvestment  Risk. In the commodity  futures  markets,  if producers of the  underlying  commodity  wish  to  hedge  the  price  risk of  selling  the commodity,  they will sell futures contracts today to lock in the price of the commodity at delivery  tomorrow.  In order to induce  speculators  to take the corresponding  long side of the same futures contract,  the commodity producer must be  willing  to sell the  futures  contract  at a price that is below the expected  future spot price.  Conversely,  if the  predominate  hedgers in the futures  market are the  purchasers of the  underlying  commodity who purchase futures  contracts to hedge against a rise in prices,  then  speculators  will only take the short  side of the  futures  contract  if the  futures  price is greater than the expected future spot price of the commodity.

      The  changing  nature of the hedgers and  speculators  in the  commodity markets will influence  whether futures prices are above or below the expected future spot price.  This can have significant  implications for the Underlying
Fund  when  it is  time to  reinvest  the  proceeds  from a  maturing  futures
contract  into  a  new  futures  contract.   If  the  nature  of  hedgers  and
speculators in futures markets has shifted such that commodity  purchasers are the predominate  hedgers in the market,  the Underlying Fund might reinvest at higher futures prices or choose other related commodity investments

o     Additional  Economic  Factors.  The values of commodities which underlie commodity futures  contracts are subject to additional  variables which may be less  significant to the values of traditional  securities  such as stocks and
bonds.  Variables  such  as  drought,  floods,  weather,   livestock  disease,
embargoes  and  tariffs  may have a larger  impact  on  commodity  prices  and
commodity-linked    instruments,    including   futures   contracts,    hybrid
instruments,  commodity  options  and  commodity  swaps,  than on  traditional securities.  These  additional  variables  may  create  additional  investment risks which subject the Underlying  Fund's  investments to greater  volatility than investments in traditional securities.

Leverage.  There is much greater  leverage in futures  trading than in stocks.
As a registered  investment  company,  an Underlying Fund must pay in full for all  securities  it  purchases.  In other words,  the  Underlying  Fund is not allowed to purchase  securities on margin.  However,  the Underlying  Fund may be  allowed to  purchase  futures  contracts  on margin.  The  initial  margin requirements  are  typically  between  3%  and  6% of the  face  value  of the contract.  That means the  Underlying  Fund is only  required  to pay up front between  3% to  6%  percent  of  the  face  value  of  the  futures  contract.
Therefore,  the Underlying Fund has a higher degree of leverage in its futures contract  purchases  than in its  stock  purchases.  As a result  there may be differences in the volatility of rates of return between securities  purchases and futures contract purchases,  with the returns from futures contracts being more volatile.

o     Risks  of  Hedging  with  Options  and  Futures.   The  use  of  hedging
instruments  requires  special  skills and knowledge of investment  techniques that are different than what is required for normal portfolio  management.  If an Underlying  Fund's  manager uses a hedging  instrument at the wrong time or judges  market  conditions  incorrectly,  hedging  strategies  may  reduce the
Underlying Fund's return.  The Underlying Fund could also experience losses if the prices of its futures and options  positions were not correlated  with its other investments.

      An  Underlying  Fund's  option  activities  could  affect its  portfolio turnover rate and brokerage commissions.  The exercise of calls written by the
Underlying  Fund might cause the  Underlying  Fund to sell  related  portfolio securities,  thus increasing its turnover rate. The exercise by the Underlying
Fund of puts on  securities  will  cause the sale of  underlying  investments, increasing  portfolio  turnover.  Although the decision  whether to exercise a put it holds is within  the  Underlying  Fund's  control,  holding a put might cause the  Underlying  Fund to sell the related  investments  for reasons that would not exist in the absence of the put.

      An Underlying Fund could pay a brokerage  commission each time it buys a call or put,  sells a call or put, or buys or sells an  underlying  investment in connection with the exercise of a call or put. Those  commissions  could be higher on a relative basis than the commissions for direct  purchases or sales of the  underlying  investments.  Premiums  paid  for  options  are  small  in relation to the market value of the underlying investments.  Consequently, put and call  options  offer large  amounts of leverage.  The leverage  offered by trading in options could result in an Underlying  Fund's net asset value being more sensitive to changes in the value of the underlying investment.

      If a covered  call  written by the  Underlying  Fund is  exercised on an investment  that has increased in value,  the Underlying Fund will be required to sell the  investment at the call price.  It will not be able to realize any profit if the investment has increased in value above the call price.

      An option  position  may be closed  out only on a market  that  provides secondary  trading for options of the same  series,  and there is no assurance that a liquid  secondary  market  will exist for any  particular  option.  The
Underlying Fund might  experience  losses if it could not close out a position because of an illiquid market for the future or option.

      There is a risk in using short hedging by selling  futures or purchasing puts on  broadly-based  indices or  futures  to  attempt  to  protect  against declines in the value of the Underlying Fund's portfolio securities.  The risk is that the prices of the  futures  or the  applicable  index  will  correlate imperfectly  with the  behavior  of the cash prices of the  Underlying  Fund's securities.  For example,  it is possible that while the  Underlying  Fund has used hedging  instruments  in a short hedge,  the market might advance and the value  of  the  securities  held  in the  Underlying  Fund's  portfolio  might decline.  If that  occurred,  the  Underlying  Fund  would  lose  money on the hedging  instruments  and  also  experience  a  decline  in the  value  of its portfolio securities.  However, while this could occur for a very brief period or to a very small degree,  over time the value of a diversified  portfolio of securities  will tend to move in the same  direction as the indices upon which the hedging instruments are based.

      The risk of imperfect  correlation  increases as the  composition of the
Underlying  Fund's  portfolio  diverges  from the  securities  included in the applicable index. To compensate for the imperfect  correlation of movements in the price of the portfolio  securities being hedged and movements in the price of the hedging instruments,  the Underlying Fund might use hedging instruments in a greater  dollar  amount than the dollar  amount of  portfolio  securities being  hedged.  It might do so if the  historical  volatility of the prices of the portfolio  securities being hedged is more than the historical  volatility of the applicable index.

      The ordinary  spreads between prices in the cash and futures markets are subject to  distortions,  due to  differences  in the nature of those markets.
First,  all  participants  in the futures market are subject to margin deposit and maintenance  requirements.  Rather than meeting  additional margin deposit
requirements,   investors  may  close  futures  contracts  through  offsetting transactions which could distort the normal relationship  between the cash and futures  markets.  Second,  the  liquidity  of the futures  market  depends on participants  entering  into  offsetting  transactions  rather  than making or taking delivery.  To the extent  participants decide to make or take delivery, liquidity in the futures market could be reduced,  thus producing  distortion.
Third, from the point of view of speculators,  the deposit requirements in the futures  market are less onerous than margin  requirements  in the  securities markets.  Therefore,  increased  participation  by  speculators in the futures market may cause temporary price distortions.

      An Underlying  Fund may use hedging  instruments to establish a position in the  securities  markets as a  temporary  substitute  for the  purchase  of individual  securities  (long  hedging) by buying futures and/or calls on such futures,  broadly-based indices or on securities.  It is possible that when an
Underlying  Fund does so the market might decline.  If an Underlying Fund then concludes  not to invest in  securities  because of  concerns  that the market might decline  further or for other reasons,  the Underlying Fund will realize a loss on the hedging  instruments  that is not offset by a  reduction  in the price of the securities purchased.

o     Forward  Contracts.  Forward  contracts  are foreign  currency  exchange contracts.  They are used to buy or sell foreign  currency for future delivery at a fixed  price.  An  Underlying  Fund may use  them to  "lock  in" the U.S.
dollar  price  of  a  security  denominated  in a  foreign  currency  that  an
Underlying  Fund has bought or sold,  or to protect  against  possible  losses from  changes  in  the  relative  values  of the  U.S.  dollar  and a  foreign currency.  An Underlying Fund may also use "cross-hedging" where an Underlying
Fund hedges against  changes in currencies  other than the currency in which a security it holds is denominated.

      Under a forward  contract,  one party  agrees to  purchase,  and another party agrees to sell, a specific  currency at a future date.  That date may be any  fixed  number of days from the date of the  contract  agreed  upon by the parties.  The  transaction  price is set at the time the  contract  is entered into. These contracts are traded in the inter-bank  market conducted  directly among currency traders (usually large commercial banks) and their customers.

      An  Underlying  Fund  may  use  forward  contracts  to  protect  against uncertainty  in the  level  of  future  exchange  rates.  The  use of  forward contracts  does not  eliminate the risk of  fluctuations  in the prices of the underlying  securities an Underlying  Fund owns or intends to acquire,  but it does fix a rate of exchange in advance.  Although forward contracts may reduce the risk of loss from a decline  in the value of the hedged  currency,  at the same time they limit any  potential  gain if the value of the hedged  currency increases.

      When an Underlying  Fund enters into a contract for the purchase or sale of a  security  denominated  in a  foreign  currency,  or when it  anticipates receiving  dividend payments in a foreign currency,  the Underlying Fund might desire to "lock-in" the U.S.  dollar price of the security or the U.S.  dollar equivalent  of the  dividend  payments.  To do so, the  Underlying  Fund could enter  into a  forward  contract  for the  purchase  or sale of the  amount of foreign currency involved in the underlying transaction,  in a fixed amount of
U.S. dollars per unit of the foreign  currency.  This is called a "transaction hedge." The  transaction  hedge will  protect the Fund  against a loss from an adverse  change in the currency  exchange  rates during the period between the date on which the  security  is  purchased  or sold or on which the payment is declared, and the date on which the payments are made or received.

      An Underlying Fund could also use forward  contracts to lock in the U.S.
dollar value of portfolio  positions.  This is called a "position hedge." When an Underlying  Fund believes that foreign  currency might suffer a substantial decline  against the U.S.  dollar,  it could enter into a forward  contract to sell an amount of that  foreign  currency  approximating  the value of some or all of an Underlying Fund's portfolio  securities  denominated in that foreign currency.  When an Underlying  Fund believes that the U.S. dollar might suffer a  substantial  decline  against a foreign  currency,  it could  enter  into a forward  contract to buy that  foreign  currency  for a fixed  dollar  amount.
Alternatively,  the  Underlying  Fund could  enter into a forward  contract to sell a  different  foreign  currency  for a fixed  U.S.  dollar  amount if the
Underlying  Fund believes that the U.S.  dollar value of the foreign  currency to be sold  pursuant to its forward  contract  will fall  whenever  there is a decline  in  the  U.S.  dollar  value  of  the  currency  in  which  portfolio securities of the Underlying  Fund are  denominated.  That is referred to as a
"cross hedge."

      An  Underlying  Fund will cover its short  positions  in these  cases by identifying  to its books assets having a value equal to the aggregate  amount of the Underlying  Fund's  commitment under forward  contracts.  An Underlying
Fund will not enter into forward  contracts or maintain a net exposure to such contracts if the  consummation  of the contracts would obligate the Underlying
Fund to deliver an amount of  foreign  currency  in excess of the value of the
Underlying  Fund's  portfolio  securities or other assets  denominated in that currency or another currency that is the subject of the hedge.

      However,   to  avoid  excess  transactions  and  transaction  costs,  an
Underlying Fund may maintain a net exposure to forward  contracts in excess of the  value of the  Underlying  Fund's  portfolio  securities  or other  assets denominated in foreign  currencies if the excess amount is "covered" by liquid securities  denominated  in any currency.  The cover must be at least equal at all times to the amount of that  excess.  As one  alternative,  an  Underlying
Fund may purchase a call option  permitting  the  Underlying  Fund to purchase the amount of foreign  currency  being hedged by a forward sale  contract at a price no higher than the forward  contract price. As another  alternative,  an
Underlying  Fund may purchase a put option  permitting the Underlying  Fund to sell the amount of foreign currency subject to a forward purchase  contract at a price as high or higher than the forward contact price.

      The precise  matching of the amounts  under  forward  contracts  and the value of the securities  involved  generally will not be possible  because the future value of securities  denominated in foreign currencies will change as a consequence  of market  movements  between  the date the  forward  contract is entered  into and the date it is sold.  In some  cases the  Underlying  Funds'
manager  might  decide to sell the security  and deliver  foreign  currency to settle the original purchase  obligation.  If the market value of the security is less than the amount of foreign  currency an  Underlying  Fund is obligated to deliver,  the  Underlying  Fund might have to purchase  additional  foreign currency on the "spot" (that is,  cash)  market to settle the security  trade.
If the market  value of the  security  instead  exceeds  the amount of foreign currency an Underlying  Fund is obligated to deliver to settle the trade,  the
Underlying  Fund might  have to sell on the spot  market  some of the  foreign currency  received  upon the sale of the  security.  There will be  additional transaction costs on the spot market in those cases.

      The  projection of  short-term  currency  market  movements is extremely difficult,  and the successful  execution of a short-term  hedging strategy is
highly  uncertain.   Forward  contracts  involve  the  risk  that  anticipated
currency  movements will not be accurately  predicted,  causing the Underlying
Funds to sustain losses on these contracts and to pay additional  transactions costs.  The  use  of  forward  contracts  in  this  manner  might  reduce  the
Underlying Funds'  performance if there are unanticipated  changes in currency prices to a greater degree than if the  Underlying  Funds had not entered into such contracts.

      At or before the maturity of a forward contract  requiring an Underlying
Fund to sell a currency,  the Underlying Fund might sell a portfolio  security and  use  the  sale  proceeds  to  make  delivery  of  the  currency.  In  the alternative  the  Underlying  Fund might  retain the  security  and offset its contractual  obligation  to  deliver  the  currency  by  purchasing  a  second contract.  Under that contract the  Underlying  Fund will obtain,  on the same maturity  date,  the same  amount  of the  currency  that it is  obligated  to deliver.  Similarly,  the Underlying  Fund might close out a forward  contract requiring  it to  purchase a  specified  currency  by  entering  into a second contract  entitling  it to sell the same  amount of the same  currency  on the maturity date of the first contract.  The Underlying Fund would realize a gain or loss as a result of  entering  into  such an  offsetting  forward  contract under  either  circumstance.  The gain or loss will  depend  on the  extent to which  the  exchange  rate or rates  between  the  currencies  involved  moved between the execution dates of the first contract and offsetting contract.

      The costs to the  Underlying  Funds of  engaging  in  forward  contracts varies  with  factors  such as the  currencies  involved,  the  length  of the contract  period and the market  conditions then  prevailing.  Because forward contracts are usually entered into on a principal  basis, no brokerage fees or commissions  are  involved.  Because  these  contracts  are not  traded  on an exchange,  the Underlying  Funds must evaluate the credit and performance risk of the counterparty under each forward contract.

      Although the Underlying  Funds value their assets daily in terms of U.S.
dollars,  they do not intend to convert their  holdings of foreign  currencies into U.S.  dollars on a daily basis.  The Underlying Funds may convert foreign currency  from  time to time,  and will  incur  costs  in  doing  so.  Foreign exchange  dealers  do not  charge  a fee for  conversion,  but they do seek to realize a profit based on the difference  between the prices at which they buy and sell  various  currencies.  Thus,  a dealer  might offer to sell a foreign currency to the Underlying  Funds at one rate, while offering a lesser rate of exchange if the Underlying Funds desire to resell that currency to the dealer.

o     Comparison  of  Commodity   Futures  and  Forward   Contracts.   Futures
contracts and forward contracts achieve the same economic effect:  both are an agreement  to  purchase  a  specified  amount of a  specified  commodity  at a specified  future  date for a price  agreed-upon  today.  However,  there  are significant  differences  in the  operation  of  the  two  contracts.  Forward contracts  are  individually  negotiated  transactions  and are  not  exchange traded.  Therefore,  with a forward contract, the Underlying Fund would make a commitment  to carry out the purchase or sale of the  underlying  commodity at expiration.

      For example,  if the Underlying  Fund were to buy a forward  contract to purchase  a certain  amount of gold at a set price per ounce for  delivery  in three months' time and then, two months later,  the Underlying  Fund wished to liquidate that  position,  it would contract for the sale of the gold at a new price per ounce for  delivery  in one  months'  time.  At  expiration  of both forward  contracts,  the Underlying  Fund would be required to buy the gold at the set price under the first forward  contract and sell it at the agreed-upon price under the second forward  contract.  Even though the Underlying Fund has effectively  offset its gold  position  with the  purchase and sale of the two forward contracts,  it must still honor the original commitment at maturity of
the   two   contracts.   By   contrast,   futures   exchanges   have   central
clearinghouses  which keep track of all  positions.  To offset a long position in a futures  contract,  the  Underlying  Fund simply  needs to sell a similar contract on the  exchange.  The  exchange  clearinghouse  will record both the original  futures  contract  purchase and the offsetting sale, and there is no further commitment on the part of the Underlying Fund.

      Only a very small  percentage of commodity  futures  contracts result in actual delivery of the underlying  commodity.  Additionally,  any gain or loss on the purchase and sale of the futures  contracts is  recognized  immediately upon the offset,  while with a forward contract,  profit or loss is recognized upon maturity of the forward contracts.

o     Interest Rate Swap Transactions.  Some of the Underlying Funds can enter into interest rate swap agreements.  In an interest rate swap, these funds and another  party  exchange  their  right to receive or their  obligation  to pay interest  on a  security.  For  example,  they might swap the right to receive floating  rate  payments for fixed rate  payments.  These funds can enter into swaps only on securities  that they own. An  Underlying  Fund will identify on its books liquid assets (such as cash or U.S. government  securities) to cover any  amounts it could owe under  swaps that  exceed the amounts it is entitled to receive,  and it will adjust that amount  daily,  as needed.  For  specific limitations  on the  Underlying  Funds'  investments  in  interest  rate  swap transactions,  refer  to the  Statement  of  Additional  Information  for  the
Underlying Fund.

      Swap  agreements  entail both interest rate risk and credit risk.  There is a risk that,  based on  movements  of  interest  rates in the  future,  the payments made by these funds under a swap  agreement  will be greater than the payments  it  received.  Credit  risk  arises  from the  possibility  that the counterparty  will default.  If the counterparty  defaults,  these funds' loss will consist of the net amount of  contractual  interest  payments  that these
funds  have  not  yet  received.   These  funds'   manager  will  monitor  the
creditworthiness   of  counterparties  to  these  funds'  interest  rate  swap transactions on an ongoing basis.

      Some  Underlying  Funds can enter into swap  transactions  with  certain counterparties  pursuant  to  master  netting  agreements.  A  master  netting
agreement   provides  that  all  swaps  done  between  these  funds  and  that counterparty shall be regarded as parts of an integral  agreement.  If amounts are  payable on a  particular  date in the same  currency in respect of one or more swap  transactions,  the  amount  payable  on that date in that  currency shall be the net  amount.  In  addition,  the  master  netting  agreement  may provide that if one party defaults  generally or on one swap, the counterparty may terminate all of the swaps with that party.  Under these agreements,  if a default  results in a loss to one party,  the measure of that party's  damages is calculated by reference to the average cost of a replacement  swap for each swap.  It is  measured  by  the  mark-to-market  value  at  the  time  of  the termination  of each swap.  The gains and losses on all swaps are then netted, and  the  result  is the  counterparty's  gain or  loss  on  termination.  The termination  of all swaps and the  netting of gains and losses on  termination is generally referred to as "aggregation."

o     Total Return Swap  Transactions.  Some of the Underlying Funds may enter into total return swaps.  For specific  limitations on the  Underlying  Funds'
investments  in total  return  swaps,  refer to the  Statement  of  Additional
Information  for the Underlying  Fund. A swap contract is  essentially  like a portfolio  of forward  contracts,  under which one party agrees to exchange an asset (for  example,  bushels of wheat) for another  asset (cash) at specified dates in the future.  A one-period swap contract  operates in a manner similar to a forward or  futures  contract  because  there is an  agreement  to swap a commodity for cash at only one forward date.  The  Underlying  Fund may engage in swap  transactions  that have more than one period and therefore  more than one exchange of assets.

      The  Underlying  Fund may invest in total return swaps to gain  exposure to the  overall  commodity  markets.  In a total  return  commodity  swap  the
Underlying Fund will receive the price  appreciation  of a commodity  index, a portion  of the  index,  or a single  commodity  in  exchange  for  paying  an agreed-upon  fee.  If the  commodity  swap is for one period,  the  Underlying
Fund will pay a fixed fee,  established  at the  outset of the swap.  However, if the term of the commodity  swap is more than one period,  with interim swap payments,  the Underlying  Fund will pay an adjustable or floating fee. With a
"floating"  rate,  the fee is pegged to a base rate such as the LIBOR,  and is adjusted each period.  Therefore,  if interest rates increase over the term of the swap contract,  the Underlying Fund may be required to pay a higher fee at each swap reset date.

o     Swaption  Transactions.  Some of the  Underlying  Funds may enter into a swaption  transaction,  which is a contract that grants the holder,  in return for payment of the purchase  price (the  "premium") of the option,  the right, but not the  obligation,  to enter into an interest rate swap at a preset rate within a  specified  period  of time,  with the  writer of the  contract.  The writer of the contract  receives the premium and bears the risk of unfavorable changes in the preset rate on the  underlying  interest rate swap.  Unrealized gains/losses  on swaptions are reflected in investment  assets and  investment liabilities in the Underlying Fund's statement of financial condition.

o     "Structured"  Notes.  Some of the Underlying  Funds can buy "structured"
notes,   which  are   specially-designed   derivative  debt  investments  with
principal  payments  or interest  payments  that are linked to the value of an index (such as a currency or securities index) or commodity.  The terms of the instrument may be "structured" by the purchaser (the Underlying  Fund) and the borrower issuing the note.

      The principal and/or interest  payments depend on the performance of one or more  other  securities  or  indices,  and the  values of these  notes will therefore  fall  or rise in  response  to the  changes  in the  values  of the underlying  security or index.  They are  subject to both credit and  interest rate risks and therefore the  Underlying  Fund could receive more or less than it  originally  invested  when the  notes  mature,  or it might  receive  less interest than the stated coupon payment if the underlying  investment or index does not perform as  anticipated.  Their values may be very  volatile and they may have a limited  trading  market,  making it difficult  for the  Underlying
Fund to sell its investment at an acceptable price.

o     Regulatory Aspects of Hedging Instruments.  The CFTC recently eliminated limitations  on  futures  trading  by  certain  regulated  entities  including
registered   investment  companies  and  consequently   registered  investment
companies may engage in unlimited  futures  transactions  and options  thereon provided  that the Fund claims an  exclusion  from  regulation  as a commodity pool  operator.  The  Underlying  Funds have claimed  such an  exclusion  from registration  as a commodity  pool operator  under the Commodity  Exchange Act
("CEA").  The  Underlying  Funds may use  futures  and options for hedging and
non-hedging   purposes  to  the  extent   consistent  with  their   investment
objective,  internal  risk  management  guidelines  adopted by the  Underlying
Fund's  investment  advisor (as they may be amended from time to time), and as otherwise set forth in the Underlying  Fund's  prospectus or this statement of additional information.

      Transactions   in  options  by  the  Underlying   Fund  are  subject  to
limitations  established  by the option  exchanges.  The  exchanges  limit the maximum number of options that may be written or held by a single  investor or group of  investors  acting in  concert.  Those  limits  apply  regardless  of whether  the  options  were  written  or  purchased  on the same or  different exchanges  or  are  held  in one or  more  accounts  or  through  one or  more different  exchanges  or  through  one or more  brokers.  Thus,  the number of options that the Underlying  Fund may write or hold may be affected by options written  or held by  other  entities,  including  other  investment  companies having the same  advisor  as the  Underlying  Fund (or an  advisor  that is an affiliate  of the  Underlying  Fund's  advisor).  The  exchanges  also  impose
position   limits  on  futures   transactions.   An  exchange  may  order  the
liquidation  of  positions  found to be in  violation  of those limits and may impose certain other sanctions.

      Under SEC staff  interpretations  regarding applicable provisions of the
Investment  Company Act, when the Underlying Fund purchases a future,  it must segregate cash or readily marketable  short-term debt instruments in an amount equal to the purchase price of the future,  less the margin deposit applicable to it.  The  account  must be a  segregated  account or  accounts  held by the
Underlying Fund.

o     Tax Aspects of Certain Hedging  Instruments.  Certain  foreign  currency exchange  contracts  in which the  Underlying  Funds may invest are treated as
"Section 1256 contracts"  under the Internal  Revenue Code. In general,  gains or  losses  relating  to  Section  1256  contracts  are  characterized  as 60%
long-term and 40% short-term capital gains or losses under the Code.  However, foreign  currency gains or losses arising from Section 1256 contracts that are forward  contracts  generally  are  treated  as  ordinary  income or loss.  In addition,  Section 1256 contracts  held by the Underlying  Funds at the end of each taxable year are  "marked-to-market,"  and unrealized gains or losses are
treated  as  though  they  were   realized.   These   contracts  also  may  be
marked-to-market  for purposes of  determining  the excise tax  applicable  to
investment   company   distributions   and  for  other  purposes  under  rules
prescribed  pursuant to the Internal  Revenue Code. An election can be made by the Underlying Funds to exempt those  transactions from this  marked-to-market treatment.

      Certain forward  contracts the Underlying Funds enter into may result in
"straddles"  for federal  income tax purposes.  The straddle  rules may affect the  character and timing of gains (or losses)  recognized  by the  Underlying
Funds on straddle  positions.  Generally,  a loss sustained on the disposition of a position  making up a straddle  is  allowed  only to the extent  that the loss exceeds any unrecognized  gain in the offsetting  positions making up the straddle.  Disallowed loss is generally allowed at the point where there is no unrecognized gain in the offsetting  positions making up the straddle,  or the offsetting position is disposed of.

      Under the  Internal  Revenue  Code,  the  following  gains or losses are treated as ordinary income or loss:

      (1)   gains or losses  attributable  to  fluctuations  in exchange rates that occur between the time the Underlying  Funds accrue  interest or other  receivables  or accrues  expenses  or other  liabilities denominated  in a  foreign  currency  and the time the  Underlying
            Funds actually collect such receivables or pays such  liabilities,
            and
      (2)   gains or losses  attributable  to  fluctuations  in the value of a foreign  currency  between  the  date  of  acquisition  of a  debt security  denominated  in a foreign  currency or foreign  currency forward contracts and the date of disposition.

      Currency  gains and losses are offset against market gains and losses on each  trade  before  determining  a net  "Section  988" gain or loss under the
Internal  Revenue  Code for that trade,  which may  increase  or decrease  the amount of the Underlying  Funds'  investment income available for distribution to its shareholders.

|X|   Portfolio  Turnover.  "Portfolio  turnover"  describes the rate at which the  Portfolios  and the Underlying  Funds traded their  portfolio  securities during their last fiscal year. For example,  if a Portfolio or Underlying Fund sold all of its securities during the year, its portfolio  turnover rate would have been 100%. The  Portfolios'  and  Underlying  Funds'  portfolio  turnover rates  will  fluctuate  from  year to year,  and  they  may  have a  portfolio turnover rate of more than 100% annually.

      Increased   portfolio  turnover  may  result  in  higher  brokerage  and transaction  costs for the Portfolios and Underlying  Funds,  which may reduce
their  overall  performance.   However,  most  of  the  Portfolios'  portfolio
transactions  should involve trades in the Underlying Funds that do not entail brokerage  commissions.  Additionally,  the  realization of capital gains from selling portfolio  securities may result in distributions of taxable long-term capital gains to shareholders,  since the Portfolios and Underlying Funds will normally  distribute  all of their capital gains  realized each year, to avoid excise taxes under the Internal Revenue Code.

|X|   Temporary Defensive and Interim  Investments.  When market,  economic or political conditions are unstable,  or the Portfolios or the Underlying Funds'
manager  believes it is otherwise  appropriate  to reduce  holdings in stocks, the  Portfolios  and the  Underlying  Funds can  invest  in a variety  of debt securities for defensive  purposes.  The  Portfolios and the Underlying  Funds can also purchase these  securities for liquidity  purposes to meet cash needs due to the  redemption of a Portfolio's  or an Underlying  Fund's,  or to hold while  waiting to  reinvest  cash  received  from the sale of other  portfolio securities.  For specific types of securities an Underlying  Fund can buy when assuming a temporary  defensive or interim investment  position,  refer to the
Statement of  Additional  Information  for the  Underlying  Fund.  Examples of
temporary  defensive and interim  investments the Portfolios may use, and that some of the Underlying Funds may use, include:
o     high-quality    (rated   in   the   top   two   rating   categories   of
            nationally-recognized  rating  organizations  or  deemed  by  the
            Manager to be of  comparable  quality),  short-term  money market instruments,  including  those  issued by the U. S.  Treasury  or other government agencies,
o     commercial paper  (short-term,  unsecured,  promissory notes of domestic or foreign companies),
o     short-term debt obligations of corporate issuers,
o     certificates  of  deposit  and  bankers'  acceptances  of  domestic  and foreign banks and savings and loan associations, and
o     repurchase agreements.

      These  short-term  debt  securities  would be selected for  defensive or cash  management  purposes  because  they can normally be disposed of quickly, are not generally  subject to significant  fluctuations in principal value and their value will be less subject to interest rate risk than  longer-term  debt securities.  If securities of foreign companies are selected,  the issuer must have assets of at least (U.S.) $1 billion.

Tactical Allocation

A tactical  allocation of up to 20% of net assets of Active Allocation Fund is
designed  to  take   advantage  of  short-term   market   opportunities.   The
allocation  will be based  on  recommendations  from  Caleb  Wong,  one of the portfolio  managers of the Portfolio  and decided upon by the Manager's  Asset
Allocation Committee.

      The funds  available for tactical  investment  by the Active  Allocation
Fund are listed in the Prospectus.

      |X|   The Active Allocation  Portfolio's  Investment Policies and Risks.
For the funds included in the Active Allocation  Portfolio ("Active Allocation
Funds") that are not Underlying  Funds and have not been previously  discussed in this Statement of Additional Information,  a brief description of the types of investments,  strategies and risks  associated with these funds is included below.

      |X|   Floating  Rate  and  Variable  Rate   Obligations.   Some  of  the
securities  that some of the Active  Allocation  can purchase have variable or floating  interest  rates.  Variable  rates are  adjusted  at stated  periodic intervals.  Variable rate  obligations  can have a demand  feature that allows the Active  Allocation to tender the obligation to the issuer or a third party prior to its maturity.  The tender may be at par value plus accrued  interest, according to the terms of the obligations.

      The  interest   rate  on  a  floating   rate  demand  note  is  adjusted
automatically  according to a stated  prevailing market rate, such as a bank's prime rate, the 91-day U.S.  Treasury Bill rate, or some other  standard.  The instrument's  rate is  adjusted  automatically  each  time  the  base  rate is adjusted.  The interest rate on a variable rate demand note is also based on a stated  prevailing  market rate but is  adjusted  automatically  at  specified intervals.  Generally,  the changes in the  interest  rate on such  securities reduce the  fluctuation  in their market value.  As interest rates decrease or increase,  the potential for capital appreciation or depreciation is less than that for fixed-rate  obligations  of the same maturity.  The Manager of Active
Allocation  Fund may determine that an unrated  floating rate or variable rate demand  obligation  meets the Active  Allocation  Fund's quality  standards by reason of being  backed by a letter  of credit or  guarantee  issued by a bank that meets those quality standards.

      Floating  rate  and  variable  rate  demand  notes  that  have a  stated
maturity  in excess of one year may have  features  that  permit the holder to
recover  the  principal  amount  of  the  underlying   security  at  specified
intervals not  exceeding  one year and upon no more than 30 days' notice.  The issuer  of  that  type of  note  normally  has a  corresponding  right  in its discretion,  after a given period, to prepay the outstanding  principal amount of the note  plus  accrued  interest.  Generally  the  issuer  must  provide a specified number of days' notice to the holder.

      |X|   Inverse  Floaters.  Some of the Active Allocation Funds can invest in a type of variable rate  instrument  known as an "inverse  floater."  These pay  interest at rates that vary as the rates on bonds  change.  However,  the rates of  interest  on inverse  floaters  move in the  opposite  direction  of yields on other bonds in response to market  changes.  As interest rates rise, inverse  floaters  produce  less  current  income,  and their market value can become volatile.

      Inverse  floaters may offer  relatively high current income,  reflecting the spread between short- and long-term  interest  rates. As long as the yield curve remains  relatively  steep and short-term  rates remain  relatively low, owners of inverse  floaters  will have the  opportunity  to earn  interest  at above-market  rates  because  they  receive  interest at the higher  long-term rates but have paid for bonds with lower short-term  rates. If the yield curve flattens and shifts  upward,  an inverse  floater will lose value more quickly than a conventional  long-term bond. The Active Allocation Fund will invest in inverse  floaters to seek higher  yields than are  available  from  fixed-rate bonds that have comparable  maturities and credit ratings.  In some cases, the holder of an inverse  floater  may have an option to convert  the floater to a fixed-rate bond, pursuant to a "rate-lock" option.

      Some inverse  floaters have a feature known as an interest rate "cap" as part of the terms of the investment.  Investing in inverse  floaters that have interest rate caps might be part of a portfolio  strategy to try to maintain a high current yield for the Active  Allocation Fund when the Active  Allocation
Fund has invested in inverse  floaters that expose the Active  Allocation Fund to the risk of short-term  interest rate fluctuations.  "Embedded" caps can be used to hedge a portion of the Active  Allocation  Fund's  exposure  to rising interest  rates.  When interest  rates exceed a  pre-determined  rate, the cap generates  additional  cash flows that offset the decline in interest rates on the  inverse  floater,  and the  hedge  is  successful.  However,  the  Active
Allocation  Fund bears the risk that if  interest  rates do not rise above the pre-determined  rate,  the cap (which is purchased for  additional  cost) will
not  provide  additional  cash  flows  and  will  expire  worthless.   Inverse
floaters are a form of derivative investment.

|X|   Investing  in  Special  Situations.  Periodically,  some  of the  Active
Allocation  Funds  might use  aggressive  investment  techniques.  These might include  seeking to benefit from what the  portfolio  manager  perceives to be
"special  situations,"  such as mergers,  reorganizations,  restructurings  or other unusual events expected to affect a particular  issuer.  However,  there is a risk in  investing in special  situations  that the change or event might not occur,  which  could have a negative  impact on the price of the  issuer's securities.  The Active  Allocation  Fund's  investment  might not produce the expected gains or could incur a loss for the portfolio.

|X|   Brady  Bonds.  Some of the  Active  Allocation  Funds can invest in U.S.
dollar-denominated  "Brady  Bonds."  These  foreign  debt  obligations  may be fixed-rate  par bonds or  floating-rate  discount  bonds.  They are  generally collateralized  in full as to  repayment  of  principal  at  maturity  by U.S.
Treasury  zero  coupon  obligations  that have the same  maturity as the Brady
Bonds.   Brady  Bonds  can  be  viewed  as  having  three  or  four  valuation components:  (i) the collateralized  repayment of principal at final maturity;
(ii)  the  collateralized   interest  payments;   (iii)  the  uncollateralized
interest  payments;  and (iv) any  uncollateralized  repayment of principal at maturity.  Those  uncollateralized  amounts  constitute  what  is  called  the
"residual risk" of the bonds.

      If there  is a  default  on  collateralized  Brady  Bonds  resulting  in acceleration  of the payment  obligations of the issuer,  the zero coupon U.S.
Treasury  securities  held as collateral for the payment of principal will not be distributed to investors,  nor will those obligations be sold to distribute the  proceeds.  The  collateral  will be held by the  collateral  agent to the scheduled  maturity of the defaulted  Brady Bonds.  The  defaulted  bonds will continue to remain  outstanding,  and the face amount of the  collateral  will equal the principal  payments that would have then been due on the Brady Bonds in the normal  course.  Because of the  residual  risk of Brady  Bonds and the history  of  defaults  with  respect  to  commercial  bank loans by public and private  entities  of  countries  issuing  Brady  Bonds,  they are  considered speculative investments.

      |X|   Ratings  of   Securities   -  Portfolio   Quality,   Maturity  and
Diversification.  Under Rule 2a-7 of the Investment  Company Act, Money Market
Fund uses the  amortized  cost  method to value its  portfolio  securities  to determine  Money  Market  Fund's net asset  value per share.  Rule 2a-7 places restrictions  on a money market  fund's  investments.  Under that Rule,  Money
Market  Fund may  purchase  only  those  securities  that the  Manager,  under
Board-approved  procedures,  has determined  have minimal credit risks and are
"Eligible  Securities."  The rating  restrictions  described in its Prospectus and Statement of Additional  Information  do not apply to banks in which Money
Market Fund's cash is kept.

      An  "Eligible  Security"  is one that  has been  rated in one of the two
highest  short-term  rating  categories  by  any  two   "nationally-recognized
statistical rating  organizations." That term is defined in Rule 2a-7 and they are referred to as "Rating  Organizations" in Money Market Fund's Statement of
Additional  Information.  If only  one  Rating  Organization  has  rated  that security,  it must have been rated in one of the two highest rating categories by that  Rating  Organization.  An  unrated  security  that is  judged  by the
Manager,  subject to review by Money Market Fund's Board of  Directors,  to be of comparable  quality to Eligible  Securities  rated by Rating  Organizations may also be an "Eligible Security."

      Rule 2a-7  permits  Money  Market Fund to purchase  any number of "First
Tier  Securities."  These are Eligible  Securities that have been rated in the highest  rating  category  for  short-term  debt  obligations  by at least two
Rating  Organizations.  If only one Rating Organization has rated a particular security,  it must have been  rated in the  highest  rating  category  by that
Rating  Organization.  Comparable  unrated  securities  may also be First Tier
Securities.

      Under  Rule 2a-7,  Money  Market  Fund may  invest  only up to 5% of its total assets in "Second Tier Securities."  Those are Eligible  Securities that are not "First  Tier  Securities."  In  addition,  Money  Market  Fund may not invest more than:
   o? 5% of its total assets in the  securities  of any one issuer (other than the U.S. government, its agencies or instrumentalities) or
   o  1% of its total  assets or $1 million  (whichever  is greater) in Second
      Tier Securities of any one issuer.

      Under Rule  2a-7,  Money  Market  Fund must  maintain a  dollar-weighted average  portfolio  maturity of not more than 90 days, and the maturity of any single  portfolio  investment  may not  exceed 397 days.  The Board  regularly reviews  reports from the Manager to show the Manager's  compliance with Money
Market Fund's procedures and with the Rule.

      If a security's  rating is downgraded,  the Manager and/or the Board may have to reassess the security's  credit risk. If a security has ceased to be a
First Tier Security,  the Manager will promptly  reassess whether the security continues to present  minimal  credit risk. If the Manager  becomes aware that any Rating  Organization  has  downgraded its rating of a Second Tier Security or rated an unrated security below its second highest rating  category,  Money
Market Fund's Board of Directors shall promptly  reassess whether the security presents  minimal  credit risk and whether it is in the best  interests of the
Fund to dispose of it.

      If Money Market Fund  disposes of the  security  within five days of the
Manager  learning of the  downgrade,  the Manager  will provide the Board with subsequent  notice of such downgrade.  If a security is in default,  or ceases to be an Eligible  Security,  or is  determined  no longer to present  minimal credit  risks,  the  Board  must  determine  whether  it  would be in the best interests of the Fund to dispose of the security.

      The Rating Organizations  currently designated as  nationally-recognized statistical rating  organizations by the SEC are Standard & Poor's (a division of the McGraw-Hill  Companies),  Moody's Investors Service,  Inc., Fitch, Inc.
and  Dominion  Bond Rating  Service  Limited.  Appendix A to its  Statement of
Additional  Information  contains  descriptions  of the rating  categories  of those Rating  Organizations.  Ratings at the time of purchase  will  determine whether securities may be acquired under the restrictions described therein.

      |X|   Time  Deposits  and Other Bank  Obligations.  The types of "banks"
whose securities Money Market Fund may buy include  commercial banks,  savings banks, and savings and loan  associations,  which may or may not be members of the Federal  Deposit  Insurance  Corporation.  Money  Market Fund may also buy securities of "foreign banks" that are:
         o  foreign   branches  of  U.S.   banks  (which  may  be  issuers  of
            "Eurodollar" money market instruments),
         o? U.S.  branches and agencies of foreign banks (which may be issuers of "Yankee dollar" instruments), or
         o? foreign branches of foreign banks.

      Money  Market  Fund  may  invest  in  fixed  time  deposits.  These  are non-negotiable  deposits in a bank for a specified  period of time at a stated
interest  rate.  They  may or may  not be  subject  to  withdrawal  penalties.
However,  Money Market Fund's investments in time deposits that are subject to penalties (other than time deposits  maturing in less than 7 days) are subject to the 10%  investment  limitation for investing in illiquid  securities,  set forth in "Illiquid and Restricted Securities" in the Prospectus.

      Money Market Fund will buy bank  obligations  only from a domestic  bank with total  assets of at least $2.0  billion or from a foreign bank with total assets of at least $30.0 billion.  Those asset  requirements apply only at the time the obligations are acquired.

      |X|   Insured   Bank   Obligations.   The  Federal   Deposit   Insurance
Corporation  insures the  deposits of banks and savings and loan  associations up to $100,000 per  investor.  Within the limits set forth in its  Prospectus,
Money Market Fund may purchase bank  obligations  that are fully insured as to principal  by the  FDIC.  To  remain  fully  insured  as to  principal,  these investments  must  currently be limited to $100,000 per bank. If the principal amount  and  accrued  interest  together  exceed  $100,000,  then the  accrued interest in excess of that $100,000 will not be insured.

      |X|   Bank Loan Participation  Agreements.  Money Market Fund may invest in bank loan participation  agreements,  subject to the investment  limitation set forth in its  Prospectus  as to  investments  in illiquid  securities.  If
Money Market Fund invests in bank loan participation agreements,  they are not expected  to exceed 5% of Money  Market  Fund's  total  assets.  Participation agreements  provide an  undivided  interest in a loan made by the bank issuing the  participation  interest in the  proportion  that the  buyer's  investment bears  to the  total  principal  amount  of  the  loan.  Under  this  type  of arrangement,  the issuing bank may have no  obligation to the buyer other than to pay  principal  and interest on the loan if and when  received by the bank.
Thus,  Money Market Fund must look to the  creditworthiness  of the  borrower, which is obligated to make  payments of principal and interest on the loan. If the borrower  fails to pay  scheduled  principal or interest  payments,  Money
Market Fund may experience a reduction in income.

|X|   Writing  Uncovered  Call  Options  on  Futures  Contracts.  Some  of the
Active  Allocation  Funds may write calls on a futures contract without owning the futures contract or securities  deliverable under the contract.  To do so, at the time the call is  written,  the Active  Allocation  Fund must cover the call by segregating an equivalent  dollar amount of liquid assets.  The Active
Allocation  Fund will segregate  additional  liquid assets if the value of the segregated  assets  drops  below  100% of the  current  value  of the  future.
Because of this segregation requirement,  in no circumstances would the Active
Allocation  Fund's receipt of an exercise notice as to that future require the
Active Allocation Fund to deliver a futures contract.  It would simply put the
Active Allocation Fund in a short futures position,  which may be permitted by the Active Allocation Fund's hedging policies.

      |X|   Investments  in Equity  Securities and Metal  Investments.  Gold &
Special  Minerals Fund focuses its  investments  in equity  securities of U.S.
and  foreign-domiciled  companies.  Equity  securities  include common stocks, preferred stocks, rights and warrants,  and securities convertible into common stock. Gold & Special Minerals Fund's investments  primarily include stocks of companies  that are involved in mining or  processing  gold or other metals or minerals. These securities are described as "Mining Securities."

      Gold & Special  Minerals Fund may also invest in gold or silver bullion, in other precious metals, in metals naturally  occurring with precious metals, in  certificates  representing an ownership  interest in those metals,  and in
gold  or  silver  coins.   These   investments   are  referred  to  as  "Metal
Investments."  Under normal market  conditions,  Gold & Special  Minerals Fund will invest at least 80% of its net assets  (plus  borrowings  for  investment purposes) in Mining Securities and Metal Investments.  However, Gold & Special
Minerals  Fund will  invest no more than 10% of its total net  assets in Metal
Investments.

      Current  income is not a criterion used to select  portfolio  securities for Gold  and  Special  Minerals.  However,  certain  debt  securities  can be selected for Gold & Special Minerals Fund's  portfolio for defensive  purposes
(including  debt  securities  that  the  Manager  believes  might  offer  some opportunities for capital appreciation when stocks are disfavored).

      o Special Risks of  Concentrating  Investments in Mining  Securities and
Metal  Investments.  Investments in Mining  Securities  and Metal  Investments
involve  additional  risks and  considerations  not typically  associated with other types of investments:  (1) the risk of substantial price fluctuations of gold and precious  metals;  (2) the  concentration of gold supply is mainly in five  territories  (South Africa,  Australia,  the Commonwealth of Independent
States (the  former  Soviet  Union),  Canada and the United  States),  and the
prevailing  economic and political  conditions  of these  countries may have a direct  effect on the  production  and  marketing of gold and sales of central
bank  gold  holdings;  (3)  unpredictable   international  monetary  policies,
economic and political conditions;  (4) possible U.S. governmental  regulation of Metal Investments,  as well as foreign regulation of such investments;  and
(5) possible  adverse tax  consequences  for Gold & Special  Minerals  Fund in making Metal  Investments,  if it fails to qualify as a "regulated  investment company" under the Internal Revenue Code.

      Because Gold & Special  Minerals Fund  concentrates  its  investments in
Mining  Securities  and Metal  Investments,  an adverse change with respect to any of these risk factors could have a significant  negative  effect on Gold &
Special  Minerals Fund's net asset value per share.  These risks are discussed in greater detail below.

      o Risk of Price  Fluctuations.  The  prices of  precious  and  strategic metals are affected by various factors such as economic conditions,  political events,  governmental  monetary and regulatory policies and market events. The prices  of Mining  Securities  and  Metal  Investments  held by Gold & Special
Minerals  Fund may  fluctuate  sharply,  which will affect the value of Gold &
Special Minerals Fund's shares.

      o  Concentration  of Source of Gold  Supply and  Control of Gold  Sales.
Currently,  the  five  largest  producers  of gold are the  Republic  of South
Africa,  Australia,  the  Commonwealth  of Independent  States (which includes
Russia  and  certain  other  countries  that  were part of the  former  Soviet
Union),  Canada and the United  States.  Economic and political  conditions in those  countries may have a direct effect on the  production  and marketing of gold and on  sales of  central  bank  gold  holdings.  In  South  Africa,  the activities  of  companies  engaged in gold mining are subject to the  policies adopted by the  Ministry of Mines.  The Reserve Bank of South  Africa,  as the
sole  authorized  sales agent for South African gold,  has an influence on the price  and  timing  of sales of  South  African  gold.  Political  and  social conditions in South Africa are still  somewhat  unsettled and may pose certain risks to Gold & Special  Minerals  Fund (in  addition  to the risks  described below  under  the  caption  "Foreign  Securities"),  because  Gold  &  Special
Minerals  Fund may hold a portion of its assets in securities of South African issuers.

      o Unpredictable  International Monetary Policies, Economic and Political
Conditions.  There is the possibility that unusual  international  monetary or political  conditions may make Gold & Special Minerals Fund's portfolio assets less liquid,  or that the value of Gold & Special Minerals Fund's assets might be  more  volatile,  than  would  be  the  case  with  other  investments.  In particular,  the price of gold is affected by its direct and  indirect  use to settle  net  balance of  payments  deficits  and  surpluses  between  nations.
Because  the  prices of  precious  or  strategic  metals  may be  affected  by unpredictable  international monetary policies and economic conditions,  there may be greater likelihood of a more dramatic  fluctuation of the market prices of Gold & Special Minerals Fund's investments than of other investments.

      o  Commodities  Regulations.  The  trading of Metal  Investments  in the
United  States  could  become  subject to the rules that govern the trading of agricultural  and certain  other  commodities  and commodity  futures.  In the opinion of Gold & Special  Minerals Fund's counsel,  at present Gold & Special
Minerals  Fund's  permitted  Metal  Investments  are  either  not  subject  to regulation  by the CFTC or an exemption  from  regulation  is  available.  The absence of CFTC regulation may adversely  affect the continued  development of an orderly  market in Metal  Investments  trading in the  United  States.  The development  of a regulated  futures market in Metal  Investments  trading may affect the development of a market in, and the price of, Metal  Investments in the United States.

      o Effect on Gold & Special  Minerals Fund's Tax Status.  By making Metal
Investments,  Gold & Special  Minerals  Fund  risks  failing  to  qualify as a regulated  investment  company  under the  Internal  Revenue  Code.  If Gold &
Special  Minerals  Fund should fail to qualify,  it would lose the  beneficial tax treatment accorded to qualifying  investment  companies under Subchapter M of the Code.  Failure to  qualify  would  occur if in any  fiscal  year Gold &
Special  Minerals  Fund either (a) derived 10% or more of its gross income (as defined  in the  Internal  Revenue  Code,  which  disregards  losses  for this purpose)  from  sales or other  dispositions  of Metal  Investments  and other non-qualifying  income,  or (b) held  more  than 50% of its net  assets in the form of Metal  Investments  or in securities  not meeting  certain tests under the  Internal  Revenue  Code  (see  "Dividends,  Capital  Gains  and  Taxes").
Accordingly,  Gold &  Special  Minerals  Fund  will  endeavor  to  manage  its portfolio within the limitations  described above, and Gold & Special Minerals
Fund has adopted an  investment  restriction  limiting the amount of its total assets that can be invested in Metal  Investments.  There can be no  assurance that  Gold &  Special  Minerals  Fund  will  qualify  in  every  fiscal  year.
Furthermore,  to comply with the limitations  described above,  Gold & Special
Minerals Fund may be required to make  investment  decisions the Manager would otherwise not make,  foregoing the opportunity to realize gains, if necessary,
to  permit  Gold  &  Special   Minerals  Fund  to  qualify.   See  "Investment
Restrictions"  in  the  Gold  &  Special  Minerals   Statement  of  Additional
Information.

Investment Restrictions

      |X| What Are  "Fundamental  Policies?"  Fundamental  policies  are those policies that the Portfolios have adopted to govern its  investments  that can be changed only by the vote of a  "majority"  of the  Portfolios'  outstanding voting  securities.  Under the  Investment  Company Act, a "majority"  vote is defined as the vote of the holders of the lesser of:

o     67% or  more  of  the  shares  present  or  represented  by  proxy  at a shareholder  meeting,  if  the  holders  of  more  than  50%  of the outstanding shares are present or represented by proxy, or
o     more than 50% of the outstanding shares.

      The Portfolios'  investment  objectives are not fundamental policies and the  investment  objectives  of the  Underlying  Funds may be  fundamental  or non-fundamental,  according to the  Prospectuses  and Statements of Additional
Information  of these funds.  Other  policies  described in the  Prospectus or this Statement of Additional  Information are  "fundamental"  only if they are identified  as such.  The  Portfolios'  Boards of Trustees and the  Underlying
Funds'  Boards  of  Trustees/Directors  can  change  non-fundamental  policies without  shareholder  approval.  However,  significant  changes to  investment policies  will be described in  supplements  or updates to the  Prospectus  or this Statement of Additional  Information,  as  appropriate.  The  Portfolios'
principal investment policies are described in the Prospectus.

|X| Do the Portfolios Have Additional Fundamental Policies? The following investment restrictions are fundamental policies of each Portfolio indicated
below:
o     A Portfolio cannot concentrate investments. That means a Portfolio cannot invest 25% or more of its total assets in any single industry.
      However, there is no limitation on investments in affiliated funds and obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities;
o     A Portfolio cannot buy securities issued or guaranteed by any one issuer, other than an Underlying Fund, if more than 5% of its total assets would be invested in securities of that issuer or if it would then own more than 10% of that issuer's voting securities. This limitation applies to 75% of a Portfolio's total assets. The limit does not apply to securities issued by the U.S. government or any of its agencies or instrumentalities;
o     A Portfolio cannot purchase or sell real estate or commodities;
      however, a Portfolio may use commodity contracts approved by its Board;
o     A Portfolio cannot underwrite securities except to the extent a
      Portfolio may be deemed to be an underwriter in connection with the sale of securities held in its portfolio;
o     A Portfolio cannot lend money, except that a Portfolio may (a) lend its portfolio securities, (b) purchase debt securities which are permitted by a Portfolio's investment policies and restrictions, (c) enter into repurchase agreements, and (d) lend money to other affiliated funds provided that no such loan may be made if, as a result, the aggregate of such loans would exceed 33 1/3% of the value of its total assets
      (taken at market value at the time of such loans) subject to obtaining all required authorizations and regulatory approvals;
o     A Portfolio cannot borrow money in excess of one-third of the value of its total assets. A Portfolio can borrow only if it maintains a 300%
      ratio of assets to borrowings at all times in the manner set forth in the Investment Company Act;

A Portfolio cannot issue "senior securities," but this does not prohibit certain investment activities for which assets of a Portfolio are designated as segregated, or margin, collateral or escrow arrangements are established, to cover the related obligations. Examples of those activities include borrowing money, reverse repurchase agreements, delayed-delivery and when-issued arrangements for portfolio securities transactions, and contracts to buy or sell derivatives, hedging instruments, options or futures.

|X|   Do the  Underlying  Funds  Have  Additional  Fundamental  Policies?  The
following  investment  restrictions are fundamental policies of the Underlying
Funds indicated below.

                                Core Bond Fund

o     Bond Fund cannot buy  securities  issued or guaranteed by any one issuer if  more  than  5% of  its  total  assets  would  be  invested  in securities  of that  issuer or if it would  then own more than 10%
         of that issuer's voting  securities.  That restriction  applies to
         75% of the  fund's  total  assets.  The  limit  does not  apply to securities  issued by the U.S.  government  or any of its agencies or instrumentalities or securities of other investment companies.

o     Bond Fund  cannot  concentrate  its  investments  (that  means it cannot invest 25% or more of its total assets) in any one industry.  Gas, water,  electric and  telephone  utilities  are  considered  to be separate industries for this purpose.

o     Bond Fund cannot make loans  except (a) through  lending of  securities,
         (b) through the purchase of debt instruments or similar  evidences of  indebtedness,  (c) through an inter-fund  lending program with other affiliated funds, and (d) through repurchase agreements.

o     Bond Fund cannot  invest in real estate or real estate  mortgage  loans.
         However,  Bond Fund can  purchase  and sell  securities  issued or secured  by  companies  that  invest in or deal in real  estate or interests in real estate.

o     Bond Fund cannot  underwrite  securities.  A permitted  exception  is in case it is deemed to be an  underwriter  under the  Securities Act of 1933 when reselling any securities held in its own portfolio.

o     Bond Fund cannot  borrow  money in excess of 33 1/3% of the value of its total  assets.  This  fund  may  borrow  only  from  banks  and/or affiliated investment companies.  With respect to this fundamental policy,  this fund can borrow only if it maintains a 300% ratio of assets to  borrowings  at all times in the manner set forth in the
         Investment Company Act.

o     Bond Fund cannot issue "senior  securities,"  but this does not prohibit certain  investment  activities  for which assets of this fund are
         designated  as  segregated,   or  margin,   collateral  or  escrow
         arrangements  are established,  to cover the related  obligations.
         Examples of those  activities  include  borrowing  money,  reverse
         repurchase    agreements,    delayed-delivery    and   when-issued
         arrangements for portfolio securities transactions,  and contracts to  buy or  sell  derivatives,  hedging  instruments,  options  or futures.

                          Capital Appreciation Fund

o     Capital Appreciation Fund cannot buy securities or other instruments issued or guaranteed by any one issuer if more than 5% of its total assets would be invested in securities or other instruments of that issuer or if it would then own more than 10% of that issuer's voting securities. This limitation applies to 75% of the
         Fund's total assets. The limit does not apply to securities issued or guaranteed by the U.S. government or any of its
         agencies or instrumentalities or securities of other investment companies.

o     Capital  Appreciation  Fund may not borrow  money,  except to the extent
         permitted   under  the  Investment   Company  Act,  the  rules  or
         regulations   thereunder  or  any  exemption   therefrom  that  is
         applicable  to this fund, as such  statute,  rules or  regulations may be amended or interpreted from time to time.

o     Capital  Appreciation  Fund  cannot  make  loans,  except to the  extent
         permitted   under  the  Investment   Company  Act,  the  rules  or
         regulations  thereunder  or  any  exemption  there  from  that  is applicable  to this fund, as such  statute,  rules or  regulations may be amended or interpreted from time to time.

o     Capital  Appreciation Fund cannot invest 25% or more of its total assets in any one  industry.  That  limit  does not  apply to  securities issued or  guaranteed  by the U.S.  government or its agencies and instrumentalities or securities issued by investment  companies.

o     Capital  Appreciation  Fund  cannot  invest  in  real  estate,  physical commodity  contracts,  except to the  extent  permitted  under the
         Investment  Company Act, the rules or  regulations  thereunder  or any exemption  therefrom,  as such statute,  rules or  regulations may be amended or interpreted from time to time.

o     Capital   Appreciation  Fund  cannot  underwrite   securities  of  other
         companies.  A permitted exception is in case it is deemed to be an underwriter  under the  Securities  Act of 1933 when reselling any securities held in its own portfolio.

o     Capital Appreciation Fund cannot issue senior securities,  except to the extent  permitted  under the Investment  Company Act, the rules or
         regulations  thereunder  or  any  exemption  therefrom,   as  such
         statute,  rules or regulations may be amended or interpreted  from time to time.

                           Developing Markets Fund

o     Developing Markets Fund cannot buy securities or other instruments issued or guaranteed by any one issuer if more than 5% of its total assets would be invested in securities or other instruments of that issuer or if it would then own more than 10% of that issuer's voting securities. This limitation applies to 75% of the
         Fund's total assets. The limit does not apply to securities issued or guaranteed by the U.S. government or any of its
         agencies or instrumentalities or securities of other investment companies.

o     Developing  Markets  Fund cannot  invest 25% or more of its total assets in any one  industry.  That  limit  does not  apply to  securities issued or  guaranteed  by the U.S.  government or its agencies and instrumentalities or securities issued by investment companies.

o     Developing  Markets  Fund  cannot  make  loans,  except  to  the  extent
         permitted   under  the  Investment   Company  Act,  the  rules  or
         regulations   thereunder  or  any  exemption   therefrom  that  is
         applicable to the Fund, as such statute,  rules or regulations may be amended or interpreted from time to time.

o     Developing   Markets  Fund  cannot  invest  in  real  estate,   physical
         commodity  contracts,  except to the  extent  permitted  under the
         Investment  Company Act, the rules or  regulations  thereunder  or any exemption  therefrom,  as such statute,  rules or  regulations may be amended or interpreted from time to time.

o     Developing  Markets Fund cannot issue senior  securities,  except to the extent  permitted  under the Investment  Company Act, the rules or
         regulations  thereunder  or  any  exemption  therefrom,   as  such
         statute,  rules or regulations may be amended or interpreted  from time to time.

o     Developing   Markets  Fund  cannot   underwrite   securities   of  other
         companies.  A permitted exception is in case it is deemed to be an underwriter  under the  Securities  Act of 1933 when reselling any securities held in its own portfolio.

o     Developing  Markets  Fund may not  borrow  money,  except to the  extent
         permitted   under  the  Investment   Company  Act,  the  rules  or
         regulations  thereunder  or  any  exemption  therefrom,   as  such
         statute,  rules or regulations may be amended or interpreted  from time to time.

                                Discovery Fund

o     Discovery  Fund cannot buy  securities  or other  instruments  issued or guaranteed  by any one issuer if more than 5% of its total  assets would be  invested  in  securities  or other  instruments  of that issuer  or if it would  then own  more  than 10% of that  issuer's voting  securities.  This limitation  applies to 75% of the Fund's total  assets.  The limit does not apply to  securities  issued or guaranteed  by the  U.S.  government  or any  of its  agencies  or instrumentalities or securities of other investment companies.

o     Developing  Markets  Fund  cannot  make  loans,  except  to  the  extent
         permitted   under  the  Investment   Company  Act,  the  rules  or
         regulations   thereunder  or  any  exemption   therefrom  that  is
         applicable to the Fund, as such statute,  rules or regulations may be amended or interpreted from time to time.

o     Discovery  Fund  cannot  invest  25% or  more  of its  total  assets  in companies  in any one  industry.  That  limit  does  not  apply to securities  issued  by the U.S.  government  or its  agencies  and instrumentalities or securities issued by investment companies.

o     Discovery  Fund  cannot  underwrite  securities  of other  companies.  A permitted  exception is in case it is deemed to be an  underwriter under the  Securities  Act of 1933 when  reselling any  securities held in its own portfolio.

o     Discovery  Fund  cannot  invest  in  real  estate,   physical  commodity
         contracts,  except to the extent  permitted  under the  Investment
         Company Act, the rules or regulations  thereunder or any exemption therefrom,  as such statute,  rules or regulations  may be amended or interpreted from time to time.

o     Discovery  Fund cannot  issue  senior  securities,  except to the extent
         permitted   under  the  Investment   Company  Act,  the  rules  or
         regulations  thereunder  or  any  exemption  therefrom,   as  such
         statute,  rules or regulations may be amended or interpreted  from time to time.

                                Global Fund

o     Global  Fund  cannot  buy  securities  or other  instruments  issued  or guaranteed  by any one issuer if more than 5% of its total  assets would be  invested  in  securities  or other  instruments  of that issuer  or if it would  then own  more  than 10% of that  issuer's voting  securities.  This limitation  applies to 75% of the Fund's total  assets.  The limit does not apply to  securities  issued or guaranteed  by the  U.S.  government  or any  of its  agencies  or instrumentalities or securities of other investment companies.

o     Global Fund cannot make loans,  except to the extent permitted under the
         Investment  Company Act, the rules or  regulations  thereunder  or any  exemption  therefrom  that is applicable to the Fund, as such statute,  rules or regulations may be amended or interpreted  from time to time.

o     Global  Fund  cannot  invest 25% or more of its total  assets in any one industry.  That  limit  does not  apply to  securities  issued  or
         guaranteed   by  the  U.S.   government   or  its   agencies   and
         instrumentalities or securities issued by investment companies.

o     Global Fund cannot invest in real estate,  physical commodity contracts, except to the extent  permitted under the Investment  Company Act, the rules or  regulations  thereunder or any exemption  therefrom,
         as  such  statute,   rules  or  regulations   may  be  amended  or
         interpreted from time to time..

o     Global  Fund  cannot  underwrite   securities  of  other  companies.   A
         permitted  exception is in case it is deemed to be an  underwriter under the  Securities  Act of 1933 when  reselling any  securities held in its own portfolio.

o     Global  Fund  cannot  invest  in or hold  securities  of any  issuer  if officers  and  Trustees of this fund or its  manager  individually beneficially  own more  than 1/2 of 1% of the  securities  of that issuer and  together  own more than 5% of the  securities  of that issuer.

o     Global  Fund  cannot  issue  senior  securities,  except  to the  extent
         permitted   under  the  Investment   Company  Act,  the  rules  or
         regulations  thereunder  or  any  exemption  therefrom,   as  such
         statute,  rules or regulations may be amended or interpreted  from time to time.

o     Global Fund may not borrow money,  except to the extent  permitted under the Investment  Company Act, the rules or  regulations  thereunder or any exemption therefrom,  as such statute, rules or regulations may be amended or interpreted from time to time.

                         Global Opportunities Fund

o     Global  Opportunities  Fund cannot buy  securities or other  instruments issued  or  guaranteed  by any one  issuer  if more than 5% of its total assets would be invested in securities or other  instruments of that  issuer  or if it would  then  own  more  than 10% of that issuer's voting securities.  This limitation applies to 75% of the
         Fund's  total  assets.  The  limit  does not  apply to  securities issued  or  guaranteed  by  the  U.S.  government  or  any  of its agencies or  instrumentalities  or securities of other  investment companies.

o     Global  Opportunities  Fund  cannot  make  loans,  except to the  extent
         permitted   under  the  Investment   Company  Act,  the  rules  or
         regulations   thereunder  or  any  exemption   therefrom  that  is
         applicable to Global  Opportunities  Fund, as such statute,  rules or regulations may be amended or interpreted from time to time.

o     Global  Opportunities Fund cannot invest 25% or more of its total assets in any one  industry.  That  limit  does not  apply to  securities issued or  guaranteed  by the U.S.  government or its agencies and instrumentalities or securities issued by investment companies.

o     Global  Opportunities  Fund  cannot  invest  in  real  estate,  physical
         commodities   or  commodity   contracts,   except  to  the  extent
         permitted   under  the  Investment   Company  Act,  the  rules  or
         regulations  thereunder  or any  exception  there  from,  as  such statute,  rules or regulations may be amended or interpreted  from time to time.

o     Global Opportunities Fund cannot underwrite securities of other companies. A permitted exception is in case it is deemed to be an underwriter under the Securities Act of 1933 when reselling any securities held in its own portfolio.

o     Global Opportunities Fund cannot issue senior securities,  except to the extent  permitted  under the Investment  Company Act, the rules or
         regulations  thereunder  or  any  exemption  therefrom,   as  such
         statute,  rules or regulations may be amended or interpreted  from time to time.

                         Gold & Special Minerals Fund

o     Gold & Special  Minerals Fund cannot invest in Metal  Investments if, as a result,  more than 10% of Gold & Special  Minerals  Fund's total assets would be invested in Metal Investments.

o     With the exception of its  investments  in Mining  Securities  and Metal
         Investments,  Gold & Special  Minerals  Fund cannot  invest 25% or more of its total assets in any one industry.  That limit does not apply to securities  issued or  guaranteed by the U.S.  government or its  agencies and  instrumentalities  or  securities  issued by investment companies.

o     Gold & Special Minerals Fund is  "non-diversified"  under the Investment
         Company Act.

o     Gold & Special Minerals Fund may not borrow money,  except to the extent
         permitted   under  the  Investment   Company  Act,  the  rules  or
         regulations   thereunder  or  any  exemption   therefrom  that  is
         applicable  to Gold &  Special  Minerals  Fund,  as such  statute, rules or regulations  may be amended or  interpreted  from time to time.

o     Gold & Special  Minerals  Fund cannot  make loans,  except to the extent
         permitted   under  the  Investment   Company  Act,  the  rules  or
         regulations   thereunder  or  any  exemption   thereform  that  is
         applicable  to Gold &  Special  Minerals  Fund,  as such  statute, rules or regulations  may be amended or  interpreted  from time to time.

o     Gold & Special  Minerals  Fund cannot  invest in real  estate,  physical
         commodities  or  commodity   contracts  (other  than  the  hedging
         instruments  or Metal  Investments  permitted  by any of its other investment  policies)  except to the  extent  permitted  under the
         Investment  Company Act, the rules or  regulations  thereunder  or any exemption  therefrom,  as such statute,  rules or  regulations may be  amended  or  interpreted  from  time to time.  It does not matter  whether  the hedging  instrument  or Metal  Investment  is considered to be a commodity or commodity contract.

o     Gold & Special Minerals Fund cannot issue senior  securities,  except to the extent  permitted under the Investment  Company Act, the rules or  regulations  thereunder  or any exemption  therefrom,  as such statute,  rules or regulations may be amended or interpreted  from time to time.

o     Gold & Special  Minerals  Fund  cannot  underwrite  securities  of other companies.  A permitted exception is in case it is deemed to be an underwriter  under the  Securities  Act of 1933 when reselling any securities held in its own portfolio.

o     As a  non-fundamental  investment  policy,  Gold & Special Minerals Fund cannot invest in the securities of other  investment  companies or registered  unit  investment  trusts in reliance on  sub-paragraph
         (F) or (G) of section 12(d)(1) of the Investment Company Act.

Non-Diversification  of Gold & Special  Minerals  Fund's  Investments.  Gold &
Special  Minerals  Fund is  "non-diversified,"  as defined  in the  Investment
Company Act. Funds that are diversified have  restrictions  against  investing too much of their assets in the  securities  of any one  "issuer."  That means that  Gold &  Special  Minerals  Fund can  invest  more of its  assets  in the securities of a single issuer than a fund that is diversified.

      Being  non-diversified  poses  additional  investment  risks,  because if
Gold & Special  Minerals Fund invests more of its assets in fewer issuers,  the
value  of  its  shares  is  subject  to  greater   fluctuations   from  adverse
conditions  affecting  any  one of  those  issuers.  However,  Gold  &  Special
Minerals Fund does limit its  investments  in the  securities of any one issuer to qualify  for tax  purposes as a  "regulated  investment  company"  under the
Internal  Revenue Code. By  qualifying,  it does not have to pay federal income taxes on amounts  distributed if more than 90% of its earnings are  distributed to  shareholders.  To qualify,  Gold & Special Minerals Fund must meet a number of conditions.  First,  not more than 25% of the market value of Gold & Special
Minerals  Fund's  total  assets may be invested in the  securities  of a single issuer.  Second,  with respect to 50% of the market value of its total  assets,
(1) no more than 5% of the market  value of its total  assets  may be  invested in the securities of a single  issuer,  and (2) the Fund must not own more than
10% of the outstanding voting securities of a single issuer.

                                 Growth Fund

o     Growth  Fund  cannot  buy  securities  or other  instruments  issued  or guaranteed  by any one issuer if more than 5% of its total  assets would be  invested  in  securities  or other  instruments  of that issuer  or if it would  then own  more  than 10% of that  issuer's voting  securities.  This limitation  applies to 75% of the Fund's total  assets.  The limit does not apply to  securities  issued or guaranteed  by the  U.S.  government  or any  of its  agencies  or instrumentalities or securities of other investment companies.

o     Growth Fund cannot make loans,  except to the extent permitted under the
         Investment  Company Act, the rules or  regulations  thereunder  or any  exemption  therefrom  that is applicable to the Fund, as such statute,  rules or regulations may be amended or interpreted  from time to time.

o     Growth Fund may not borrow money,  except as permitted by the Investment
         Company Act, the rules or regulations  thereunder or any exemption therefrom  that is applicable to the Fund, as such statute,  rules or regulations may be amended or interpreted from time to time.

o     Growth  Fund  cannot  invest 25% or more of its total  assets in any one industry.  That  limit  does not  apply to  securities  issued  or
         guaranteed   by  the  U.S.   government   or  its   agencies   and
         instrumentalities or securities issued by investment companies.

o     Growth  Fund  cannot  invest in real  estate,  physical  commodities  or commodity  contracts,  except to the  extent  permitted  under the
         Investment  Company Act, the rules or  regulations  thereunder  or any exception  there from, as such statute,  rules or  regulations may be amended or interpreted from time to time.

o     Growth  Fund  cannot  underwrite   securities  of  other  companies.   A
         permitted  exception is in case it is deemed to be an  underwriter under the  Securities  Act of 1933 when  reselling any  securities held in its own portfolio.

o     Growth  Fund  cannot  issue  senior  securities,  except  to the  extent
         permitted   under  the  Investment   Company  Act,  the  rules  or
         regulations  thereunder  or  any  exemption  therefrom,   as  such
         statute,  rules or regulations may be amended or interpreted  from time to time.

                               High Yield Fund

o     High Yield Fund cannot buy  securities  issued or  guaranteed by any one issuer if more than 5% of its total  assets  would be  invested in securities  of that  issuer or if it would  then own more than 10%
         of that issuer's voting  securities.  That restriction  applies to
         75% of High Yield  Fund's total  assets.  The limit does not apply to  securities  issued  by  the  U.S.  government  or  any  of its agencies or  instrumentalities  or securities of other  investment companies.

o     High Yield  Fund  cannot  invest 25% or more of its total  assets in any one industry.  That limit does not apply to  securities  issued or
         guaranteed   by  the  U.S.   government   or  its   agencies   and
         instrumentalities.  Under this policy,  utilities are divided into
         "industries"  according to the services they provide (for example, gas, gas  transmission,  electric and telephone  utilities will be considered to be in separate industries).

o     High Yield Fund  cannot  borrow  money in excess of 33-1/3% of the value of its total  assets.  High Yield Fund may only  borrow from banks and/or  affiliated  investment  companies.  High Yield Fund cannot make any investment at a time during which its  borrowings  exceed
         5% of the value of its assets.  With  respect to this  fundamental policy,  High Yield Fund can borrow  only if it  maintains  a 300%
         ratio of  assets to  borrowings  at all  times in the  manner  set forth in the Investment Company Act.

o     High  Yield  Fund  cannot  make  loans  except  (a)  through  lending of securities,  (b)  through  the  purchase  of debt  instruments  or similar  evidences  of  indebtedness,  (c)  through an  inter-fund lending  program  with other  affiliated  funds,  and (d)  through repurchase agreements.

o     High Yield Fund cannot invest in real estate.  However,  High Yield Fund can purchase debt  securities  secured by real estate or interests in real  estate,  or issued by  companies,  including  real estate investment  trusts,  that  invest in real estate or  interests  in real estate.

o     High Yield Fund cannot  invest in  commodities  or commodity  contracts.
         However,  High  Yield  Fund may buy and  sell  any of the  hedging instruments  permitted by its other investment  policies,  whether or not  the  hedging  instrument  is  considered  a  commodity  or commodity contract.

o     High Yield Fund cannot underwrite  securities issued by other persons. A permitted  exception is in case it is deemed to be an  underwriter under the  Securities  Act of 1933 when  reselling any  securities held in its own portfolio.

o     High Yield Fund  cannot  issue  "senior  securities",  but this does not prohibit  certain  investment  activities for which assets of High
         Yield Fund are designated as segregated,  or margin, collateral or
         escrow   arrangements  are  established,   to  cover  the  related
         obligations.   Examples  of  those  activities  include  borrowing
         money,   delayed-delivery   and   when-issued   arrangements   for
         portfolio  securities  transactions,  and contracts to buy or sell derivatives, hedging instruments, options or futures.

                           International Bond Fund

o     International  Bond Fund cannot make loans except (a) through lending of securities,  (b)  through  the  purchase  of debt  instruments  or similar  evidences  of  indebtedness,  (c)  through an  inter-fund lending  program  with other  affiliated  funds,  and (d)  through repurchase agreements.

o     International  Bond  Fund  cannot  buy or  sell  real  estate.  However,
         International  Bond Fund can purchase debt  securities  secured by real estate or  interests  in real estate or issued by  companies, including  real estate  investment  trusts,  which  invest in real estate or interests in real estate.

o     International   Bond  Fund  cannot   underwrite   securities   of  other
         companies.  A permitted exception is in case it is deemed to be an underwriter  under the  Securities  Act of 1933 when reselling any securities held in its own portfolio.

o     International Bond Fund cannot issue "senior  securities," but this does not prohibit  certain  investment  activities  for which assets of
         International  Bond Fund are designated as segregated,  or margin, collateral or escrow  arrangements are  established,  to cover the
         related   obligations.   Examples  of  those  activities   include
         borrowing money, reverse repurchase  agreements,  delayed-delivery
         and   when-issued    arrangements    for   portfolio    securities
         transactions,  and contracts to buy or sell  derivatives,  hedging instruments, options or futures.

o     International  Bond Fund cannot borrow money in excess of 33 1/3% of the value of its total  assets.  International  Bond  Fund may  borrow
         only  from   banks   and/or   affiliated   investment   companies.
         International  Bond  Fund  cannot  make any  investment  at a time during  which  its  borrowings  exceed  5% of  the  value  of  its assets.  With respect to this  fundamental  policy,  International
         Bond Fund can borrow  only if it  maintains a 300% ratio of assets to  borrowings  at  all  times  in the  manner  set  forth  in the
         Investment Company Act.

o     International  Bond Fund cannot concentrate  investments.  That means it cannot  invest  25%  or  more  of its  total  assets  in  any  one industry.  International  Bond Fund will not invest 25% or more of its  total  assets in  government  securities  of any one  foreign company  or in debt and  equity  securities  issued  by  companies organized under the laws of any one foreign  country.  Obligations of the U.S.  government,  its agencies and  instrumentalities  are not  considered  to be part of an  "industry"  for the purposes of this policy.

Non-Diversification  of International Bond Fund's  Investments.  International
Bond Fund is  "non-diversified,"  as defined in the  Investment  Company  Act.
Funds that are diversified  have  restrictions  against  investing too much of their  assets in the  securities  of any one  "issuer."  That  means that this fund can invest more of its assets in the  securities  of a single issuer than a fund that is diversified.

      Being  non-diversified  poses additional  investment  risks,  because if
International  Bond Fund  invests  more of its  assets in fewer  issuers,  the
value  of  its  shares  is  subject  to  greater   fluctuations  from  adverse
conditions  affecting any one of those issuers.  However,  International  Bond
Fund  does  limit  its  investments  in the  securities  of any one  issuer to qualify  for tax  purposes  as a  "regulated  investment  company"  under  the
Internal  Revenue Code. By qualifying,  it does not have to pay federal income taxes on amounts  distributed if more than 90% of its earnings are distributed to  shareholders.  To qualify,  International  Bond Fund must meet a number of conditions.  First,  not more than 25% of the  market  value of  International
Bond  Fund's  total  assets  may be  invested  in the  securities  of a single issuer.  Second,  with respect to 50% of the market value of its total assets,
(1) no more than 5% of the market  value of its total  assets may be  invested in the securities of a single  issuer,  and (2)  International  Bond Fund must not own  more  than  10% of the  outstanding  voting  securities  of a  single issuer.  This is not a fundamental policy.

                          International Growth Fund

o     International  Growth Fund cannot buy  securities  or other  instruments issued  or  guaranteed  by any one  issuer  if more than 5% of its total assets would be invested in securities or other  instruments of that  issuer  or if it would  then  own  more  than 10% of that issuer's voting securities.  This limitation applies to 75% of the
         Fund's  total  assets.  The  limit  does not  apply to  securities issued  or  guaranteed  by  the  U.S.  government  or  any  of its agencies or  instrumentalities  or securities of other  investment companies.

o     International  Growth  Fund  cannot  make  loans,  except to the  extent
         permitted   under  the  Investment   Company  Act,  the  rules  or
         regulations   thereunder  or  any  exemption   therefrom  that  is
         applicable to Global  Opportunities  Fund, as such statute,  rules or regulations may be amended or interpreted from time to time.

o     International  Growth Fund cannot invest 25% or more of its total assets in any one  industry.  That  limit  does not  apply to  securities issued or  guaranteed  by the U.S.  government or its agencies and instrumentalities or securities issued by investment companies.

o     International  Growth  Fund  cannot  invest  in  real  estate,  physical
         commodities   or  commodity   contracts,   except  to  the  extent
         permitted   under  the  Investment   Company  Act,  the  rules  or
         regulations  thereunder  or any  exception  there  from,  as  such statute,  rules or regulations may be amended or interpreted  from time to time.

o     International Growth Fund cannot issue senior securities,  except to the extent  permitted  under the Investment  Company Act, the rules or
         regulations  thereunder  or  any  exemption  therefrom,   as  such
         statute,  rules or regulations may be amended or interpreted  from time to time.

o     International   Growth  Fund  cannot  underwrite   securities  of  other
         companies.  A permitted exception is in case it is deemed to be an underwriter  under the  Securities  Act of 1933 when reselling any securities held in its own portfolio.

o     International  Growth Fund may not borrow money,  except as permitted by the Investment  Company Act, the rules or  regulations  thereunder or any  exemption  therefrom  that is  applicable  to the Fund, as such statute,  rules or regulations  may be amended or interpreted from time to time.

                       International Small Company Fund

o     International   Small  Company  Fund  cannot  buy  securities  or  other
         instruments  issued or  guaranteed  by any one issuer if more than
         5% of its total  assets would be invested in  securities  or other instruments  of that  issuer or if it would then own more than 10%
         of that issuer's voting  securities.  This  limitation  applies to
         75% of the  Fund's  total  assets.  The  limit  does not  apply to securities  issued or guaranteed by the U.S.  government or any of
         its  agencies  or   instrumentalities   or   securities  of  other
         investment companies.

o     International  Small  Company  Fund  cannot  make  loans,  except to the extent  permitted  under the Investment  Company Act, the rules or
         regulations   thereunder  or  any  exemption   therefrom  that  is
         applicable to Global  Opportunities  Fund, as such statute,  rules or regulations may be amended or interpreted from time to time.

o     International  Small Company Fund cannot invest 25% or more of its total assets  in  any  one  industry.  That  limit  does  not  apply  to securities  issued or  guaranteed  by the U.S.  government  or its agencies and  instrumentalities or securities issued by investment companies..

o     International Small Company Fund cannot invest in real estate,  physical
         commodities   or  commodity   contracts,   except  to  the  extent
         permitted   under  the  Investment   Company  Act,  the  rules  or
         regulations  thereunder  or any  exception  there  from,  as  such statute,  rules or regulations may be amended or interpreted  from time to time.

o     International Small Company Fund cannot issue senior securities,  except to the extent  permitted  under the  Investment  Company  Act, the rules or  regulations  thereunder or any exemption  therefrom,  as such statute,  rules or regulations  may be amended or interpreted from time to time.

o     International  Small Company Fund cannot underwrite  securities of other companies.  A permitted exception is in case it is deemed to be an underwriter  under the  Securities  Act of 1933 when reselling any securities held in its own portfolio.

o     International  Small  Company  Fund  may not  borrow  money,  except  as permitted by the Investment  Company Act, the rules or regulations thereunder  or any exemption  therefrom  that is applicable to the
         Fund,  as such  statute,  rules or  regulations  may be amended or interpreted from time to time.

                         Limited-Term Government Fund

o     Limited-Term  Government Fund cannot buy securities or other instruments issued  or  guaranteed  by any one  issuer  if more than 5% of its total assets would be invested in securities or other  instruments of that  issuer  or if it would  then  own  more  than 10% of that issuer's  voting  securities.  This  limitation  applies to 75% of
         Limited-Term  Government  Fund's total assets.  The limit does not apply to  securities  issued by the U.S.  government or any of its agencies or  instrumentalities,  or securities of other investment companies.

o     Limited-Term  Government  Fund  cannot  invest  25% or more of its total assets  in  any  one  industry.  That  limit  does  not  apply  to securities  issued or  guaranteed  by the U.S.  government  or its agencies and instrumentalities.

o     Limited-Term  Government  Fund  cannot  deviate  from  any of its  other investment policies that are described as fundamental  policies in its Prospectus or Statement of Additional Information.

o     Limited-Term  Government  Fund  cannot  make loans  except  (a)  through
         lending  of   securities,   (b)  through  the   purchase  of  debt
         instruments or similar  evidences of indebtedness,  (c) through an inter-fund  lending program with other  affiliated  funds, and (d)
         through repurchase agreements.

o     Limited-Term  Government  Fund cannot  borrow money in excess of 33 1/3%
         of the value of its total  assets.  Limited-Term  Government  Fund
         may  borrow   only  from  banks   and/or   affiliated   investment
         companies.  With respect to this fundamental policy,  Limited-Term
         Government  Fund can borrow  only if it  maintains a 300% ratio of assets to  borrowings  at all times in the manner set forth in the
         Investment Company Act.

o     Limited-Term  Government  Fund  cannot  purchase  or sell  real  estate,
         commodities   or  commodity   contracts.   However,   Limited-Term
         Government Fund may use hedging instruments  approved by its Board
         of  Trustees   whether  or  not  those  hedging   instruments  are
         considered commodities or commodity contracts.

o     Limited-Term  Government Fund cannot underwrite securities.  A permitted exception is in case it is deemed to be an  underwriter  under the
         Securities Act of 1933 when  reselling any securities  held in its own portfolio.

o     Limited-Term  Government Fund cannot issue "senior securities," but this does not prohibit certain  investment  activities for which assets of Limited-Term  Government Fund are designated as segregated,  or margin,  collateral or escrow  arrangements  are  established,  to cover  the  related  obligations.  Examples  of  those  activities
         include   borrowing   money,   reverse   repurchase    agreements,
         delayed-delivery   and  when-issued   arrangements  for  portfolio
         securities  transactions,  contracts  to buy or sell  derivatives, hedging instruments, options, or futures.

                               Main Street Fund

o     Main Street Fund cannot  concentrate  investments.  That means it cannot invest 25% or more of its total assets in any  industry.  However,
         there  is  no  limitation  on  investments   in  U.S.   government
         securities.

o     Main Street  Fund cannot  invest in  commodities.  However,  Main Street
         Fund can buy and sell any of the hedging instruments  permitted by any of its  other  policies.  It does not  matter  if the  hedging instrument is considered to be a commodity or commodity contract.

o     Main Street Fund cannot  invest in real estate or in  interests  in real estate.  However,  Main Street  Fund can  purchase  securities  of
         issuers   holding   real  estate  or   interests  in  real  estate
         (including securities of real estate investment trusts).

o     Main Street Fund cannot  underwrite  securities  of other  companies.  A permitted  exception is in case it is deemed to be an  underwriter under the  Securities  Act of 1933 when  reselling any  securities held in its own portfolio.

o     Main Street Fund cannot  issue  "senior  securities,"  but this does not prohibit  certain  investment  activities for which assets of Main
         Street Fund are  designated as segregated,  or margin,  collateral or escrow  arrangements  are  established,  to cover  the  related
         obligations.   Examples  of  those  activities  include  borrowing
         money,   reverse  repurchase   agreements,   delayed-delivery  and
         when-issued  arrangements for portfolio  securities  transactions, and  contracts to buy or sell  derivatives,  hedging  instruments, options or futures.

o     Main Street Fund cannot  borrow  money in excess of 33 1/3% of the value of its total assets (including the amount  borrowed).  Main Street
         Fund may  borrow  only from  banks  and/or  affiliated  investment companies.  With respect to this fundamental  policy,  Main Street
         Fund can  borrow  only if it  maintains  a 300% ratio of assets to borrowings at all times in the manner set forth in the  Investment
         Company Act.

o     Main  Street  Fund  cannot  make  loans  except (a)  through  lending of securities,  (b)  through  the  purchase  of debt  instruments  or similar  evidences  of  indebtedness,  (c)  through  an  interfund lending program (if applicable) with other  affiliated  funds, and
         (d) through repurchase agreements.

o     Main Street Fund cannot buy  securities  issued or guaranteed by any one issuer if more than 5% of its total  assets  would be  invested in securities  of that  issuer or it would  then own more than 10% of that  issuer's  voting  securities.  This limit  applies to 75% of
         Main  Street  Fund's  total  assets.  The limit  does not apply to securities  issued by the U.S.  Government  or any of its agencies or instrumentalities, or securities of other investment companies.

                         Main Street Opportunity Fund

o     Main Street  Opportunity Fund cannot buy securities issued or guaranteed by any one  issuer if more than 5% of its  total  assets  would be invested  in  securities  of that  issuer or if it would  then own
         more  than  10%  of  that   issuer's   voting   securities.   This
         limitation  applies to 75% of Main Street Opportunity Fund's total assets.  The  limit  does not  apply to  securities  issued by the
         U.S.  government  or any of its agencies or  instrumentalities  or securities of other investment companies.

o     Main  Street  Opportunity  Fund  cannot  make loans  except (a)  through
         lending  of   securities,   (b)  through  the   purchase  of  debt
         instruments or similar  evidences of indebtedness,  (c) through an interfund  lending program (if applicable)  with other  affiliated funds,  provided  that no such  loan may be made if,  as a result, the  aggregate  of such loans would exceed 33 1/3% of the value of its  total  assets  (taken  at  market  value  at the time of such loans), and (d) through repurchase agreements.

o     Main Street  Opportunity  Fund cannot  borrow money in excess of 33 1/3%
         of the value of its total  assets.  Main Street  Opportunity  Fund
         may  borrow   only  from  banks   and/or   affiliated   investment
         companies.  With respect to this fundamental  policy,  Main Street
         Opportunity  Fund can borrow only if it  maintains a 300% ratio of assets to  borrowings  at all times in the manner set forth in the
         Investment Company Act.

o     Main  Street  Opportunity  Fund  cannot  concentrate  investments.  That means it  cannot  invest  25% or more of its  total  assets in any industry.  However,  there is no limitation on investments in U.S.
         government securities.

o     Main Street  Opportunity  Fund cannot invest in physical  commodities or physical  commodity  contracts or buy securities  for  speculative short-term  purposes.  However,  Main Street  Opportunity Fund can buy and sell any of the hedging  instruments  permitted  by any of its other  policies.  It can also buy and sell  options,  futures, securities or other instruments backed by physical  commodities or whose  investment  return  is linked  to  changes  in the price of physical commodities.

o     Main  Street  Opportunity  Fund  cannot  invest  in  real  estate  or in interests in real estate.  However,  Main Street  Opportunity Fund
         can  purchase   securities  of  issuers  holding  real  estate  or
         interests  in real  estate  (including  securities  of real estate investment trusts).

o     Main Street  Opportunity  Fund  cannot  underwrite  securities  of other companies.  A permitted exception is in case it is deemed to be an underwriter  under the  Securities  Act of 1933 when reselling any securities held in its own portfolio.

o     Main Street Opportunity Fund cannot issue "senior  securities," but this does not prohibit certain  investment  activities for which assets of Main Street  Opportunity Fund are designated as segregated,  or margin,  collateral or escrow  arrangements  are  established,  to cover  the  related  obligations.  Examples  of  those  activities
         include   borrowing   money,   reverse   repurchase    agreements,
         delayed-delivery   and  when-issued   arrangements  for  portfolio
         securities   transactions,   and   contracts   to  buy   or   sell
         derivatives, hedging instruments, options or futures.

                        Main Street Small Cap Fund

o     Main Street Small Cap Fund cannot buy  securities  issued or  guaranteed by any one  issuer if more than 5% of its  total  assets  would be invested  in  securities  of that  issuer or if it would  then own
         more  than  10%  of  that   issuer's   voting   securities.   That
         restriction  applies to 75% of Main Street  Small Cap Fund's total assets.  The limit does not apply to securities issued by the U.S.
         government  or  any  of  its  agencies  or   instrumentalities  or
         securities of other investment companies.

o     Main Street Small Cap Fund cannot make loans except (a) through  lending of  securities,  (b) through the  purchase of debt  securities  or
         similar    evidences    of    indebtedness,    (c)    through   an
         interfund-lending  program with other  affiliated  funds,  and (d)
         through repurchase agreements.

o     Main Street  Small Cap Fund cannot  borrow money in excess of 33 1/3% of the  value of its total  assets.  Main  Street  Small Cap Fund may borrow only from banks  and/or  affiliated  investment  companies.
         With  respect to this  fundamental  policy,  Main Street Small Cap
         Fund can  borrow  only if it  maintains  a 300% ratio of assets to borrowing  at all times in the manner set forth in the  Investment
         Company Act.

o     Main Street Small Cap Fund cannot  concentrate  investments.  That means it cannot  invest 25% or more of its total  assets in companies in
         any  one  industry.   Obligations  of  the  U.S.  government,  its
         agencies and  instrumentalities  are not  considered to be part of an "industry" for the purposes of this restriction.

o     Main Street Small Cap Fund cannot  invest in real estate or in interests in real estate.  However,  Main Street Small Cap Fund can purchase securities  of companies  holding real estate or interests in real estate.

o     Main Street  Small Cap Fund cannot  invest in  physical  commodities  or physical  commodity  contracts or buy securities  for  speculative short-term purposes.  However,  Main Street Small Cap Fund can buy and sell any of the hedging  instruments  permitted  by any of its other  policies.  It can  also  buy  and  sell  options,  futures, securities or other instruments backed by physical  commodities or whose  investment  return  is linked  to  changes  in the price of physical commodities.

o     Main  Street  Small  Cap  Fund  cannot  underwrite  securities  of other companies.  A permitted exception is in case it is deemed to be an underwriter  under the  Securities  Act of 1933 when reselling any securities held in its own portfolio.

o     Main Street Small Cap Fund cannot issue  "senior  securities,"  but this does not prohibit certain  investment  activities for which assets of Main Street Small Cap Fund are  designated  as  segregated,  or margin,  collateral or escrow  arrangements  are  established,  to cover  the  related  obligations.  Examples  of  those  activities
         include   borrowing   money,   reverse   repurchase    agreements,
         delayed-delivery   and  when-issued   arrangements  for  portfolio
         securities   transactions,   and   contracts   to  buy   or   sell
         derivatives, hedging instruments, options or futures.

                                MidCap Fund

o     MidCap  Fund  cannot  buy  securities  or other  instruments  issued  or guaranteed  by any one issuer if more than 5% of its total  assets would be  invested  in  securities  or other  instruments  of that issuer  or if it would  then own  more  than 10% of that  issuer's voting  securities.  This limitation  applies to 75% of the Fund's total  assets.  The limit does not apply to  securities  issued or guaranteed  by the  U.S.  government  or any  of its  agencies  or instrumentalities or securities of other investment companies.

o     MidCap  Fund  cannot  invest in real  estate,  physical  commodities  or commodity  contracts,  except to the  extent  permitted  under the
         Investment  Company Act, the rules or  regulations  thereunder  or any exception  there from, as such statute,  rules or  regulations may be amended or interpreted from time to time.

o     MidCap Fund cannot make loans,  except to the extent permitted under the
         Investment  Company Act, the rules or  regulations  thereunder  or
         any   exemption   therefrom   that   is   applicable   to   Global
         Opportunities  Fund, as such statute,  rules or regulations may be amended or interpreted from time to time.

o     MidCap  Fund  cannot  invest 25% or more of its total  assets in any one industry.  That  limit  does not  apply to  securities  issued  or
         guaranteed   by  the  U.S.   government   or  its   agencies   and
         instrumentalities   or   securities   or   securities   issued  by
         investment companies.

o     MidCap Fund may not underwrite  securities  issued by others,  except to the extent that a Fund may be  considered  an  underwriter  within the  meaning  of the  Securities  Act of 1933,  as  amended,  when reselling securities held in its own portfolio.

o     MidCap  Fund  cannot  issue  senior  securities,  except  to the  extent
         permitted   under  the  Investment   Company  Act,  the  rules  or
         regulations  thereunder  or  any  exemption  therefrom,   as  such
         statute,  rules or regulations may be amended or interpreted  from time to time.

                              Money Market Fund

o     Money  Market  Fund cannot  invest  more than 5% of its total  assets in securities  of any  issuer  (except  the  U.S.  government  or its agencies or instrumentalities).

o     Money  Market Fund cannot  invest 25% or more of its total assets in any one industry.  Except for obligations  issued or guaranteed by the
         U.S. government  securities and bank obligations  described in the prospectus are not included in this limitation.

o     Money  Market Fund cannot  make  loans,  except to the extent  permitted under  the  Investment  Company  Act,  the  rules  or  regulations thereunder or any exemption  therefrom that is applicable to Money
         Market Fund, as such statute,  rules or regulations may be amended or interpreted  from time to time. (See  "Interfund  Borrowing and
         Lending Arrangements" above).

o     Money Market Fund may not borrow money,  except to the extent  permitted under  the  Investment  Company  Act,  the  rules  or  regulations thereunder or any exemption  therefrom that is applicable to Money
         Market Fund, as such statute,  rules or regulations may be amended or interpreted from time to time.

o     Money Market Fund cannot invest in real estate,  physical commodities or commodity  contracts,  except to the  extent  permitted  under the
         Investment  Company Act, the rules or  regulations  thereunder  or any exception  there from, as such statute,  rules or  regulations may be amended or interpreted from time to time.

o     Money  Market  Fund may not  underwrite  securities  issued  by  others, except to the extent that a Fund may be considered an  underwriter within the  meaning of the  Securities  Act of 1933,  as  amended, when reselling securities held in its own portfolio.

o     Money Market Fund cannot issue senior  securities,  except to the extent
         permitted   under  the  Investment   Company  Act,  the  rules  or
         regulations  thereunder  or  any  exemption  therefrom,   as  such
         statute,  rules or regulations may be amended or interpreted  from time to time.

                        Quest International Value Fund

o     Quest   International   Value  Fund  cannot  buy   securities  or  other
         instruments  issued or  guaranteed  by any one issuer if more than
         5% of its total  assets would be invested in  securities  or other instruments  of that issuer or if its would then own more than 10%
         of that issuer's voting  securities.  This  limitation  applies to
         75% of the  Fund's  total  assets.  The  limit  does not  apply to securities  issued or guaranteed by the U.S.  government or any of
         its  agencies  or   instrumentalities   or   securities  of  other
         investment companies.

o     Quest International  Value Fund cannot lend money.  However the Fund can invest  in all or a  portion  of an  issue of  bonds,  debentures, commercial  paper or other similar  corporate  obligations.  Quest
         International Value Fund may also engage in repurchase  agreements and  may  make  loans  of  portfolio  securities,  subject  to the restrictions stated under "Loans of Portfolio Securities."

o     Quest  International  Value Fund cannot  invest 25% or more of its total assets in any  industry.  That limit does not apply to  securities issued or  guaranteed  by the U.S.  government or its agencies and instrumentalities or securities issued by investment companies.

o     Quest  International  Value Fund cannot invest in real estate,  physical
         commodities   or  commodity   contracts,   except  to  the  extent
         permitted   under  the  Investment   Company  Act,  the  rules  or
         regulations  thereunder  or any  exception  there  from,  as  such statute,  rules or regulations may be amended or interpreted  from time to time.

o     Quest  International  Value  Fund  cannot  invest in  companies  for the purpose of acquiring control or management of those companies.

o     Quest International  Value Fund may not underwrite  securities issued by others,  except to the  extent  that a Fund may be  considered  an underwriter  within the meaning of the  Securities Act of 1933, as amended, when reselling securities held in its own portfolio.

o     Quest  International  Value Fund cannot invest or hold securities of any issuer if officers  and  directors  of Quest  International  Value
         Fund or its Manager or Sub-Advisor  individually  beneficially own more than 1/2 of 1% of the  securities of that issuer and together own more than 5% of the securities of that issuer.

o     Quest  International  Value  Fund  cannot  borrow  money,  except to the extent  permitted  under the Investment  Company Act, the rules or
         regulations   thereunder  or  any  exemption   therefrom  that  is
         applicable  to  Money  Market  Fund,  as such  statute,  rules  or regulations may be amended or interpreted from time to time.

o     Quest  International  Value Fund  cannot  pledge its assets or assign or otherwise  encumber  its assets in excess of  one-third of its net assets.  It can do so only to secure  borrowings  made  within the limitations  set  forth  in the  Prospectus  or its  Statement  of
         Additional Information.

o     Quest  International  Value Fund cannot issue senior securities,  except to the extent  permitted  under the  Investment  Company  Act, the rules or  regulations  thereunder or any exemption  therefrom,  as such statute,  rules or regulations  may be amended or interpreted from time to time.

                              Real Asset Fund

o     Real Asset Fund will not purchase  the  securities,  hybrid  instruments and other  instruments of any issuer if, as a result,  25% or more of Real  Asset  Fund's  total  assets  would  be  invested  in the securities of companies  whose principal  business  activities are
         in  the  same  industry.   This  restriction  does  not  apply  to
         securities  issued or guaranteed by the U.S.  government or any of
         its  agencies  or  instrumentalities,   or  repurchase  agreements
         secured by them. However,  Real Asset Fund will invest 25% or more of its total assets in securities,  hybrid  instruments  and other instruments,  including  futures  and forward  contracts,  related options  and swaps,  linked to the energy and  natural  resources, agriculture,  livestock,  industrial  metals,  and precious metals
         industries.   The  individual  components  of  an  index  will  be
         considered as separate industries for this purpose.

o     Real Asset Fund will not issue any senior security.  However, Real Asset
         Fund  may  enter  into  commitments  to  purchase   securities  in
         accordance with Real Asset Fund's  investment  program,  including reverse repurchase  agreements,  delayed-delivery  and when-issued securities,  which  may  be  considered  the  issuance  of  senior
         securities.   Additionally,   Real   Asset   Fund  may  engage  in
         transactions  that may result in the issuance of a senior security to the  extent  permitted  under the  Investment  Company  Act and applicable regulations,  interpretations of the Investment Company
         Act or an  exemptive  order.  Real Asset  Fund may also  engage in
         short  sales  of  securities  to  the  extent   permitted  in  its
         investment  program and other  restrictions.  The purchase or sale of hybrid  instruments,  futures  contracts  and  related  options shall  not  be  considered  to  involve  the  issuance  of  senior
         securities.   Moreover,  Real  Asset  Fund  may  borrow  money  as
         authorized by the Investment Company Act.

o     Real Asset Fund will not purchase or sell  physical  commodities  unless
         acquired  as  a  result  of  ownership  of   securities  or  other
         instruments.  This  restriction  shall not prevent Real Asset Fund
         from  purchasing  or  selling  hybrid  instruments,   options  and
         futures  contracts  with  respect  to  individual  commodities  or indices,  or from  investing in  securities  or other  instruments backed by physical commodities or indices.

o     Real Asset Fund will not  purchase or sell real estate  unless  acquired
         as  a  result  of  direct   ownership  of   securities   or  other
         instruments.  This  restriction  shall not prevent Real Asset Fund from investing in securities or other  instruments  backed by real estate or  securities  of  companies  engaged  in the real  estate
         business,   including   real  estate   investment   trusts.   This
         restriction   does  not  preclude  Real  Asset  Fund  from  buying
         securities  backed by  mortgages on real estate or  securities  of companies  engaged  in such  activities.  Real Asset Fund can also invest in real estate operating  companies and shares of companies engaged in other real estate related businesses.

o     Real Asset Fund cannot underwrite  securities issued by other persons. A permitted  exception is in case it is deemed to be an  underwriter under the Securities Act of 1933 when  reselling  securities  held in its own portfolio.

o     Real  Asset  Fund  cannot  make  loans  except  (a)  through  lending of securities,  (b)  through  the  purchase  of debt  instruments  or similar  evidences  of  indebtedness,  (c)  through  an  interfund lending  program  (if  applicable)  with other  affiliated  funds, provided  that no such  loan  may be made  if,  as a  result,  the aggregate  of such loans would  exceed 33 1/3% of the value of its total  assets  (taken at market  value at the time of such loans), and (d) through repurchase agreements.(1)

o     Real Asset Fund  cannot  borrow  money in excess of 33 1/3% of the value of its total  assets.  Real Asset Fund may borrow  only from banks and/or  affiliated  investment  companies.  With  respect  to this fundamental  policy,  Real  Asset  Fund  can  borrow  only  if  it maintains  a 300%  ratio of assets to  borrowings  at all times in the manner set forth in the Investment Company Act.(2)

Non-Diversification  of Real  Asset  Fund's  Investments.  Real  Asset Fund is
"non-diversified,"  as defined in the  Investment  Company Act. Funds that are diversified have  restrictions  against  investing too much of their assets in the  securities  of any one  "issuer."  That  means  that Real  Asset Fund can invest  more of its assets in the  securities  of a single  issuer than a fund that is diversified.

      Being  non-diversified  poses additional  investment  risks,  because if
Real Asset Fund invests more of its assets in fewer issuers,  the value of its shares is subject to greater  fluctuations from adverse  conditions  affecting
any  one  of  those  issuers.   However,   Real  Asset  Fund  does  limit  its
investments  in the  securities  of any one issuer to qualify for tax purposes as a "regulated  investment  company"  under the  Internal  Revenue  Code.  By qualifying,  it  does  not  have  to  pay  federal  income  taxes  on  amounts distributed if more than 90% of its earnings are distributed to  shareholders.
To  qualify,  Real Asset  Fund must meet a number of  conditions.  First,  not more than 25% of the market  value of Real Asset  Fund's  total  assets may be invested in the securities of a single issuer.  Second, with respect to 50% of the market value of its total assets,  (1) no more than 5% of the market value of its total assets may be invested in the securities of a single issuer,  and
(2) Real  Asset  Fund  must not own more  than 10% of the  outstanding  voting securities of a single issuer.

                               Real Estate Fund

o     Real Estate Fund cannot buy  securities  issued or guaranteed by any one issuer if more than 5% of its total  assets  would be  invested in securities  of that  issuer or if it would  then own more than 10%
         of that issuer's voting  securities.  That restriction  applies to
         50% of Real Estate Fund's total  assets.  The limit does not apply to  securities  issued  by  the  U.S.  government  or  any  of its agencies or  instrumentalities  or securities of other  investment companies.

o     Real  Estate Fund  cannot  make  loans,  except to the extent  permitted under  the  Investment  Company  Act,  the  rules  or  regulations thereunder or any exemption  therefrom  that is applicable to Real
         Estate Fund, as such statute,  rules or regulations may be amended or interpreted from time to time.

o     Real Estate Fund may not borrow  money,  except to the extent  permitted under the Investment Company Act,

o     Real Estate Fund cannot  concentrate  its  investments  to the extent of
         25% of its total  assets  in any  industry.  However,  there is no limitation  as to  Real  Estate  Fund's  investments  in the  real estate industry in general.

o     Real Estate Fund cannot underwrite  securities of other companies except as  permitted  by the Act. A permitted  exception is in case it is deemed to be an underwriter  under the Securities Act of 1933 when reselling any securities held in its own portfolio.

o     Real Estate Fund cannot invest in real estate,  physical  commodities or commodity  contracts,  except to the  extent  permitted  under the
         Investment  Company Act, the rules  regulations  thereunder or any exemption therefrom,  as such, rules or regulations may be amended or interpreted from time to time.

o     Real Estate Fund cannot  issue senior  securities,  except to the extent
         permitted   under  the  Investment   Company  Act,  the  rules  or
         regulations  thereunder  or  any  exemption  therefrom,   as  such
         statute,  rules or regulations may be amended or interpreted  from time to time.

|X|   Non-Diversification of Real Estate Fund's Investments.  Real Estate Fund
is  "non-diversified,"  as  defined  in  the  Investment  Company  Act.  As  a non-diversified  investment  company,  Real  Estate  Fund  may be  subject  to greater risks than a diversified  company because of the possible  fluctuation in the values of securities of fewer  issuers.  However,  at the close of each fiscal  quarter at least 50% of the value of Real Estate  Fund's  total assets will be represented by one or more of the following:  (i) cash and cash items, including receivables;  (ii) U.S. government  securities;  (iii) securities of other regulated  investment  companies;  and (iv) securities  (other than U.S.
government  securities and securities of other regulated investment companies)
of any one or more  issuers  which meet the  following  limitations:  (a) Real
Estate  Fund  will  not  invest  more  than  5% of  its  total  assets  in the securities of any such issuer and (b) the entire  amount of the  securities of such issuer owned by Real Estate Fund will not represent  more than 10% of the outstanding voting securities of such issuer. Additionally,  not more than 25%
of the value of a Fund's  total  assets may be invested in the  securities  of any one issuer.

                         Small- & Mid- Cap Value Fund

o     Small  Cap Value  Fund  cannot  invest  more than 5% of the value of its
         total  assets  in  the   securities   of  any  one  issuer.   This
         restriction applies to 75% of its total assets.

o     Small  Cap  Value  Fund  cannot  purchase  more  than 10% of the  voting securities of any one issuer.  All outstanding debt securities and all  preferred  stock of an issuer  are  considered  as one class.
         This restriction  does not apply to securities  issued by the U.S.
         government or any of its agencies or instrumentalities.

o     Small Cap Value Fund cannot  concentrate its investments.  That means it cannot  invest  25% or more of its total  assets in any  industry.
         If deemed  appropriate  for  attaining its  investment  objective,
         Small Cap  Value  Fund may  invest  less than but up to 25% of its total assets in any one industry  classification used by Small Cap
         Value Fund for investment  purposes.  For this purpose,  a foreign government is considered an industry.

o     Small Cap Value  Fund  cannot  borrow  money in excess of 33 1/3% of the value of Small  Cap Value  Fund's  total  assets.  Small Cap Value
         Fund may borrow  only from banks and only as a  temporary  measure for  extraordinary  or  emergency  purposes.  Small Cap Value Fund will make no additional  investments while borrowings exceed 5% of the Fund's total  assets.  Small Cap Value Fund can borrow only if it maintains a 300% ratio of assets to  borrowings at all times in the manner set forth in the Investment Company Act.

o     Small Cap Value Fund cannot invest in physical  commodities  or physical commodity  contracts.  However,  Small Cap Value  Fund may buy and
         sell  hedging   instruments   to  the  extent   specified  in  its
         Prospectus  or Statement of  Additional  Information  from time to time.  Small  Cap  Value  Fund  can  also  buy and  sell  options, futures,  securities  or  other  instruments  backed  by,  or  the investment  return  from which is linked to,  changes in the price of physical commodities.

o     Small Cap  Value  Fund  cannot  invest  in real  estate  or real  estate limited partnerships  (direct  participation  programs).  However,
         Small Cap Value  Fund may  purchase  securities  of  issuers  that engage in real estate  operations and securities which are secured by real estate or interests in real estate.

o     Small Cap Value Fund cannot underwrite securities of other companies.  A permitted  exception is in case it is deemed to be an  underwriter under the  Securities  Act of 1933 when  reselling any  securities held in its own portfolio.

o     Small Cap Value Fund cannot  invest in  securities  of any issuer if, to the  knowledge  of the Trust,  officers,  directors or trustees of the  Trust,  or the  Manager  who owns  more than 1/2 of 1% of the outstanding  securities  of such issuer  together own more than 5%
         of the outstanding securities of such issuer.

o     Small Cap Value Fund  cannot  pledge  its assets or assign or  otherwise encumber  its  assets in excess of 10% of its net  assets.  It can pledge,  assign or encumber  its assets only to secure  borrowings effected within the limitations set forth in its Prospectus.

o     Small Cap  Value  Fund  cannot  invest  for the  purpose  of  exercising control or management of another company.

o     Small Cap Value Fund cannot issue senior  securities  (as defined in the
         Investment  Company  Act).  However,  the Fund can enter  into any
         repurchase   agreement,    borrow   money   in   accordance   with
         restrictions described above and lend its portfolio securities.

o     Small Cap Value Fund  cannot  make  loans to any  person or  individual.
         However,  portfolio  securities  may be  loaned by Small Cap Value
         Fund within the limits set forth in the Prospectus.

                           Strategic Income Fund

o     Strategic Income Fund cannot buy securities  issued or guaranteed by any one issuer if more than 5% of its total  assets  would be invested in  securities  of that  issuer or it would then own more than 10%
         of that issuer's voting  securities.  This limit applies to 75% of
         Strategic  Income  Fund's total  assets.  The limit does not apply to  securities  issued  by  the  U.S.  government  or  any  of its agencies or  instrumentalities,  or securities of other investment companies.

o     Strategic  Income Fund cannot  invest 25% or more of its total assets in any one industry.  That limit does not apply to securities  issued
         or  guaranteed  by  the  U.S.   government  or  its  agencies  and
         instrumentalities.  Each  foreign  government  is  treated  as  an
         "industry"  and  utilities  are divided  according to the services they provide.

o     Strategic  Income  Fund cannot  borrow  money in excess of 331/3% of the value  of  its  total  assets  (including  the  amount  borrowed).
         Strategic   Income  Fund  may  borrow   only  from  banks   and/or
         affiliated   investment   companies.    With   respect   to   this
         fundamental  policy,  Strategic  Income Fund can borrow only if it maintains  a 300%  ratio of assets to  borrowings  at all times in the manner set forth in the Investment Company Act.

o     Strategic  Income Fund cannot make loans  except (a) through  lending of securities,  (b)  through  the  purchase  of debt  instruments  or similar  evidences  of  indebtedness,  (c)  through an  inter-fund lending  program with other  affiliated  funds,  provided  that no such  loan may be made if,  as a  result,  the  aggregate  of such loans  would  exceed  33 1/3% of the  value  of its  total  assets
         (taken  at  market  value  at the  time  of such  loans),  and (d)
         through repurchase agreements.

o     Strategic   Income  Fund  cannot   invest  in  real   estate,   physical
         commodities  or commodity  contracts.  However,  Strategic  Income
         Fund may: (1) invest in debt securities  secured by real estate or interests in real estate,  or issued by companies,  including real estate investment trusts,  that invest in real estate or interests in real  estate;  (2) invest in hedging  instruments  permitted by any of its  other  investment  policies;  and  (3)  buy  and  sell options,  futures,  securities or other instruments  backed by, or the  investment  return  from  which is linked to  changes  in the price of, physical commodities or currencies.

o     Strategic Income Fund cannot  underwrite  securities of other companies.
         A  permitted   exception  is  in  case  it  is  deemed  to  be  an
         underwriter  under the  Securities  Act of 1933 when reselling any securities held in its own portfolio.

o     Strategic  Income Fund cannot issue "senior  securities,"  but this does not prohibit  certain  investment  activities  for which assets of
         Strategic  Income Fund are  designated as  segregated,  or margin, collateral or escrow  arrangements are  established,  to cover the
         related   obligations.   Examples  of  those  activities   include
         borrowing money, reverse repurchase  agreements,  delayed-delivery
         and   when-issued    arrangements    for   portfolio    securities
         transactions,  and contracts to buy or sell  derivatives,  hedging instruments, options or futures.

                           U.S. Government Trust

o     U.S.  Government Trust cannot buy securities or other instruments issued or  guaranteed  by any one  issuer  if more  than 5% of its  total assets would be invested in  securities  or other  instruments  of that  issuer  or if it  would  then  own  more  than  10% of  that issuer's voting securities.  This limitation applies to 75% of the
         Fund's  total  assets.  The  limit  does not  apply to  securities issued  or  guaranteed  by  the  U.S.  government  or  any  of its agencies or  instrumentalities  or securities of other  investment companies.

o     U.S.  Government  Trust cannot invest 25% or more of its total assets in any one industry.  That limit does not apply to securities  issued
         or  guaranteed   by  the  U.S.   government  or  its  agencies  or
         instrumentalities or securities issued by investment companies.

o     U.S.  Government Trust cannot make loans, except to the extent permitted under  the  Investment  Company  Act,  the  rules  or  regulations thereunder or any exemption  therefrom  that is applicable to U.S.
         Government  Trust,  as such statute,  rules or regulations  may be amended or interpreted from time to time.(3)

o     U.S.  Government  Trust  may not  borrow  money,  except  to the  extent
         permitted   under  the  Investment   Company  Act,  the  rules  or
         regulations   thereunder  or  any  exemption   therefrom  that  is
         applicable to U.S.  Government  Trust,  as such statute,  rules or regulations may be amended or interpreted from time to time.(4)

o     U.S.   Government   Trust  cannot   invest  in  real  estate,   physical
         commodities   or  commodity   contracts,   except  to  the  extent
         permitted   under  the  Investment   Company  Act,  the  rules  or
         regulations  thereunder  or  any  exemption  therefrom,   as  such
         statute,  rules or regulations may be amended or interpreted  from time to time.

o     U.S.  Government Trust cannot  underwrite  securities  issued by others, except to the extent that U.S.  Government Trust may be considered an  underwriter  within the meaning of the Securities Act of 1933, as amended, when reselling securities held in its own portfolio.

o     U.S.  Government  Trust cannot issue  senior  securities,  except to the extent  permitted  under the Investment  Company Act, the rules or
         regulations  thereunder  or  any  exemption  therefrom,   as  such
         statute,  rules or regulations may be amended or interpreted  from time to time.

                                  Value Fund

o     Value  Fund  cannot  issue  senior  securities,  except  to  the  extent
         permitted   under  the  Investment   Company  Act,  the  rules  or
         regulations  thereunder  or  any  exemption  therefrom,   as  such
         statue,  rules or regulations  may be amended or interpreted  from time to time..

o     Value  Fund  cannot  buy  securities  or  other  instruments  issued  or guaranteed  by any one issuer if more than 5% of its total  assets would be  invested  in  securities  or other  instruments  of that issuer  or if it would  then own  more  than 10% of that  issuer's voting  securities.  This  limitation  applies  to  75%  of  Value
         Fund's  total  assets.  The  limit  does not  apply to  securities issued  or  guaranteed  by  the  U.S.  government  or  any  of its agencies or  instrumentalities  or securities of other  investment companies.

o     Value  Fund  cannot  invest  25% or more of its total  assets in any one industry.  That  limit  does not  apply to  securities  issued  or
         guaranteed   by  the  U.S.   government   or  its   agencies   and
         instrumentalities or securities issued by investment companies.

o     Value  Fund  cannot  invest  in real  estate,  physical  commodities  or commodity  contracts,  except to the  extent  permitted  under the
         Investment  Company Act, the rules or  regulations  thereunder  or any exemption therefrom,  as such statute, rule or regulations may be amended or interpreted from time to time.

o     Value Fund cannot  underwrite  securities of other issuers.  A permitted exception is in case it is deemed to be an  underwriter  under the
         Securities Act of 1933 in reselling its portfolio securities.

o     Value Fund cannot make loans,  except to the extent  permitted under the
         Investment  Company Act, the rules or  regulations  thereunder  or any exemption  therefrom that is applicable to Value Fund, as such statute,  rules or regulations may be amended or interpreted  from time to time.

o     Value Fund may not borrow money,  except to the extent  permitted  under the Investment  Company Act, the rules or  regulations  thereunder or any  exemption  therefrom  that is applicable to Value Fund, as such statute,  rules or regulations  may be amended or interpreted from time to time. (5)

Do the Underlying Funds Have Any Restrictions  That Are Not Fundamental?  Some
of the Underlying  Funds have additional  operating  policies which are stated
below, that are not  "fundamental,"  and which can be changed by an Underlying
Fund's Board of Trustees or Directors without shareholder approval.

                                  Bond Fund

o     Bond  Fund  cannot  invest  in  the   securities  of  other   registered
         investment  companies  or  registered  unit  investment  trusts in reliance on  sub-paragraph  (F) or (G) of section  12(d)(1) of the
         Investment Company Act.

                         Capital Appreciation Fund

o     Capital   Appreciation   Fund  cannot  invest  in  securities  of  other
         investment  companies,  except to the extent  permitted  under the
         Investment  Company Act, the rules or  regulations  thereunder  or any exemption  therefrom,  as such statute,  rules or  regulations may be amended or interpreted from time to time.

                           Developing Markets Fund

o     Developing  Markets Fund cannot  invest in companies  for the purpose of acquiring control or management of them.

o     Developing Markets Fund cannot purchase  securities on margin.  However,
         Developing  Markets  Fund may make margin  deposits in  connection with any of the hedging instruments  permitted by any of its other investment policies.

o     Developing  Markets  Fund  cannot  invest in or hold  securities  of any issuer if officers and Trustees of Developing  Markets Fund or its manager  individually  beneficially own more than 1/2 of 1% of the securities  of that  issuer and  together  own more than 5% of the securities of that issuer.

o     Developing  Markets  Fund  cannot  mortgage or pledge any of its assets.
         However,   this  does  not   prohibit   the  escrow   arrangements
         contemplated  by the  writing  of  covered  call  options or other collateral or margin  arrangements  in connection  with any of the hedging  instruments  permitted  by any of  its  other  investment policies.

o     Developing  Markets  Fund  permits it to invest all of its assets in the securities of a single open-end management  investment company for which its manager,  one of its  subsidiaries or a successor is the
         investment   advisor   or   sub-advisor.   That   fund  must  have
         substantially the same fundamental investment objective,  policies and  limitations  as Developing  Markets  Fund.  This policy would
         permit   Developing   Markets  Fund  to  adopt  a  "master-feeder"
         structure. Under that structure,  Developing Markets Fund would be a  "feeder"  fund and would  invest  all of its assets in a single pooled  "master  fund" in which  other  feeder  funds  could  also
         invest.   This  could  enable  Developing  Markets  Fund  to  take
         advantage of potential  operational  and cost  efficiencies in the master-feeder  structure.  Developing  Markets Fund has no present intention of adopting the master-feeder  structure.  If it did so, its  prospectus and Statement of Additional  Information  would be revised  accordingly.  In  addition,  Developing  Markets Fund may invest  in funds  selected  by a Trustee  of this  fund  under its
         Deferred Compensation Plan for Disinterested Trustees.

                              Discovery Fund

o     Discovery  Fund  cannot  invest in  physical  commodities  or  commodity contracts;  however,  the  Fund  may:  (1)  buy and  sell  hedging instruments  permitted  by any of its other  investment  policies, and  (2)  buy and  sell  options,  futures,  securities  or  other instruments  backed  by, or the  investment  return  from which is linked to changes in the price of, physical commodities.

                                 Global Fund

o     Global  Fund  cannot  sell  securities  short  except  in  "short  sales
         "against-the-box."  However,  Global  Fund does not engage in this type of  transaction  at all because of changes in applicable  tax laws.

o     Growth Fund cannot  invest in securities  of other  open-end  investment companies,  except in  connection  with a  merger,  consolidation, reorganization  or acquisition  of assets,  or invest more than 5%
         of its net assets in closed-end  investment  companies,  including small business investment  companies.  Such investments may not be
         made  at   commission   rates  in  excess   of  normal   brokerage
         commissions.

                            Global Opportunities Fund

o     Global  Opportunities Fund cannot sell securities short except in "short sales  "against-the-box."  However, Global Opportunities Fund does not engage in this type of  transaction  at all because of changes in applicable tax laws.

o     Global   Opportunities   Fund  cannot  invest  in  securities  of  other
         investment  companies,  except to the extent  permitted  under the
         Investment  Company Act, the rules or  regulations  thereunder  or any exemption  thereform,  as such statute,  rules or  regulations may be amended or interpreted from time to time.

                            International Growth Fund

o     As a  non-fundamental  policy,  International  Growth  Fund  cannot sell securities short except in collateralized  transactions.  In those cases  International  Growth Fund must own an equivalent amount of the  securities  sold  short.  Not more than 15% of  International
         Growth  Fund's  net  assets  may be held as  collateral  for short sales at any time.  International  Growth  Fund does not expect to engage  in  this  type  of  transaction  as  part  of  its  normal portfolio management techniques.

o     International  Growth Fund cannot  invest in other  open-end  investment companies.  It cannot  invest  more  than 5% of its net  assets in
         closed-end   investment   companies,   including   small  business
         development  companies.  Any  brokerage  commissions  it  pays  in investing  in  closed-end  investment  companies  must not  exceed normal commission rates.

                          International Small Company Fund

o     International  Small  Company Fund cannot  invest in  companies  for the purpose of acquiring control or management of them.

o     International  Small Company Fund cannot purchase  securities on margin.
         However,   International   Small  Company  Fund  may  make  margin
         deposits  in  connection  with  any  of  the  hedging  instruments permitted by any of its other investment policies.

o     International  Small Company Fund cannot invest in or hold securities of any  issuer  if  officers  and  Trustees  of  International  Small
         Company  Fund or the Manager  individually  beneficially  own more than 1/2 of 1% of the  securities  of that issuer and together own more than 5% of the securities of that issuer.

o     International  Small  Company  Fund  cannot  pledge  any of its  assets.
         However,   this  does  not   prohibit   the  escrow   arrangements
         contemplated  by the  writing  of  covered  call  options or other collateral or margin  arrangements  in connection  with any of the hedging  instruments  permitted  by any of  its  other  investment policies.

                            Limited-Term Government Fund

o     Limited-Term  Government  Fund  cannot  invest  in  securities  of other registered  investment  companies or  registered  unit  investment trusts,  in  reliance  on  sub-paragraph  (F) or  (G)  of  section
         12(d)(1) of the Investment Company Act.

o     As a non-fundamental policy,  Limited-Term Government Fund can invest at least 80% of its net assets in  obligations  issued or  guaranteed by the U.S.  government  or its  agencies  and  instrumentalities,
         repurchase   agreements   on   those   securities,   and   hedging
         instruments   approved   by   its   Board   of   Trustees.    This
         non-fundamental   policy  will  not  be  changed  by  Limited-Term
         Government  Fund's  Board  of  Trustees  without  first  providing shareholders 60 days written notice.

                          Main Street Small Cap Fund

o     As a non-fundamental  investment policy,  Main Street Small Cap Fund can invest all of its assets in the  securities  of a single  open-end management  investment  company for which its manager,  one of its
         subsidiaries   or  a  successor  is  the  investment   advisor  or
         sub-advisor.   That  fund  must   have   substantially   the  same
         fundamental  investment  objective,  policies and  limitations  as
         Main  Street  Small Cap Fund.  This  non-fundamental  policy  that permits  Main  Street  Small Cap Fund to invest  its  assets in an open-end  management  investment  company would permit the fund to adopt a "fund-of-funds" or "master-feeder"  structure.  This could enable Main Street  Small Cap Fund to take  advantage of potential operational and cost  efficiencies  in either a  fund-of-funds  or master-feeder  structure.  Main  Street  Small  Cap  Fund  has  no present  intention of adopting a  fund-of-funds  or  master-feeder
         structure.   If  it  did  so,  its  prospectus  and  Statement  of
         Additional Information would be revised accordingly.

                                    MidCap Fund

o     MidCap  Fund cannot  invest in  companies  for the purpose of  acquiring control or management of them.

o     MidCap  Fund  cannot  invest  in or hold  securities  of any  issuer  if officers  and  Trustees or directors of MidCap Fund or the Manager individually  or  beneficially  own  more  than1/2of  1%  of  the securities  of that  issuer and  together  own more than 5% of the securities of that issuer.

o     MidCap Fund cannot purchase securities on margin.  However,  MidCap Fund can make  margin  deposits in  connection  with any of the hedging instruments permitted by any of its other investment policies.

o     MidCap Fund cannot pledge,  mortgage or  hypothecate  any of its assets.
         However,   this  does  not   prohibit   the  escrow   arrangements
         contemplated by writing  covered call options or other  collateral or  margin  arrangements  in  connection  with any of the  hedging instruments permitted by any of its other investment policies.

                             Money Market Fund
o     Money  Market  Fund  cannot  invest in  securities  of other  investment companies.

                           Quest International Value Fund

o     Quest  International  Value  Fund  cannot  invest  in oil,  gas or other mineral exploration or development programs.

o     Quest  International  Value Fund cannot  purchase  securities  on margin
         (except for short-term  loans that are necessary for the clearance of  purchases  of  portfolio  securities)  or  make  short  sales.
         Collateral   arrangements  in  connection  with   transactions  in
         futures and options are not deemed to be margin transactions.

o     Quest  International  Value Fund cannot  invest in real  estate  limited partnership programs.

o     Quest  International Value Fund cannot invest more than 5% of its assets in unseasoned issuers.

o     Quest  International Value Fund cannot purchase warrants if more than 5%
         of its total assets would be invested in warrants.

o     Quest  International Value Fund cannot invest in the securities of other registered  investment  companies or  registered  unit  investment trusts  in  reliance  on  sub-paragraph  (F)  or  (G)  of  section
         12(d)(1) of the Investment Company Act.

                                  Real Estate Fund

o     The Fund cannot invest in other investment companies except to the
         extent permitted                       by the Act. Real Estate Fund
         would be permitted under this policy to invest its assets in the securities of one or more open-end management investment company for which the Manager, one of its affiliates or a successor is the investment advisor or sub-advisor. That fund or funds must have substantially the same fundamental investment objective, policies and limitations as Real Estate Fund. The policy also would permit
         Real Estate Fund. The policy also would permit the Fund to adopt a
         "master-feeder" structure. Under that structure, Real Estate Fund would be a "feeder" fund and would invest all of its assets in a single pooled "master fund" in which other feeder funds could also invest. This could enable Real Estate Fund to take advantage of potential operational and cost efficiencies in the master-feeder structure. Real Estate Fund has no present imitation of adopting the master-feeder structure. If it did so, Real Estate Fund's Prospectus and Statement of Additional of Information would be revised accordingly.

                                Small Cap Value Fund

o     Small Cap Value Fund cannot make short sales or purchase  securities  on
         margin.   However,  Small  Cap  Value  Fund  can  make  short-term
         borrowings  when  necessary  for the  clearance  of  purchases  of portfolio securities.  Collateral  arrangements in connection with futures  and  options  transactions  are not  deemed  to be margin transactions under this restriction.

o     Small Cap Value Fund cannot  invest in  interests  in oil,  gas or other mineral exploration or development programs or leases.

                              Strategic Income Fund

o     Strategic Income Fund cannot invest in securities of other investment companies, except if it acquires them as part of a merger, consolidation or acquisition of assets.

                              U.S. Government Trust

o     U.S.  Government  Trust cannot invest in interests in oil, gas, or other mineral exploration or development programs.

o     With  respect  to U.S.  Government  Trust's  non-fundamental  policy  to invest, under normal circumstances,  at least 80% of its assets in
         U.S. government securities,  U.S. Government Trust will provide at least 60 days'  prior  notice  of any  change  in such  policy  as required by the Investment Company Act.

o     U.S.  Government  Trust cannot invest in securities of other  investment companies,  except  if it  acquires  them  as  part  of a  merger, consolidation or acquisition of assets.

                                     Value Fund

o     Value Fund cannot invest in securities  of other  investment  companies, except to the extent  permitted under the Investment  Company Act, the rules or  regulations  thereunder or any exemption  therefrom,
         as  such  statute,   rules  or  regulations   may  be  amended  or
         interpreted from time to time.

The Underlying  Fund's cannot invest in the securities of other  registered investment  companies or registered unit  investment  trusts in reliance on sub-paragraph (F) or (G) of section 12(d)(1) of the Investment Company Act.

Disclosure of Portfolio  Holdings.  The Portfolios  have adopted  policies and
procedures   concerning  the  dissemination  by  employees,   officers  and/or
directors  of the Manager,  Distributor,  and  Transfer  Agent of  information about the portfolio  securities  holdings of the  Portfolios.  These  policies are designed to assure that  dissemination  of  non-public  information  about portfolio  securities is distributed for a legitimate business purpose, and is done in a manner that (a) conforms to applicable  laws and regulations and (b)
is designed to prevent  that  information  from being used in a way that could negatively affect the Portfolio's  investment  program or enable third parties to use that information in a manner that is harmful to a Portfolio.

o     Public Disclosure. The Fund's portfolio holdings are made publicly available no later than 60 days after the close of each of the Fund's fiscal quarters in semi-annual and annual reports or in the Statement of Investments on Form N-Q, which are publicly available at the SEC.
        In addition, the top 10 or more holdings shall be posted on the
        OppenheimerFunds' website at www.oppenheimerfunds.com in the "Fund
        Profiles" section. Other general information about the Fund's portfolio investments, such as portfolio composition by asset class, industry, country, currency, credit rating or maturity, may also be posted with a 15-day lag.

Until publicly  disclosed,  a Portfolio's  portfolio holdings are proprietary,
confidential  business  information.   While  recognizing  the  importance  of
providing  Portfolio  shareholders  with information  about their  Portfolio's investments and providing portfolio  information to a variety of third parties to assist with the management,  distribution and administrative  process, such need for  transparency  must be balanced  against the risk that third  parties who gain access to a Portfolio's  portfolio holdings information could attempt to use that information to trade ahead of or against a Portfolio,  which could negatively  affect  the prices the  Portfolio  is able to obtain in  portfolio transactions or the  availability  of the portfolio  securities that portfolio managers are trading in on a Portfolio's behalf.

The Manager and its  subsidiaries  and affiliates,  employees,  officers,  and directors,  shall  neither  solicit  nor  accept  any  compensation  or  other consideration  (including any agreement to maintain assets in the Portfolio or in other  investment  companies  or  accounts  managed  by the  Manager or any affiliated  person of the  Manager) in  connection  with the  disclosure  of a
Portfolio's  non-public portfolio holdings. The receipt of investment advisory
fees  or  other  fees  and   compensation   paid  to  the  Manager  and  their
subsidiaries  pursuant to agreements approved by the Fund's Board shall not be deemed to be "compensation"  or  "consideration"  for these purposes.  It is a violation of the Code of Ethics for any covered person to release  holdings in
contravention  of  portfolio  holdings   disclosure  policies  and  procedures
adopted by the Portfolio.

A list of some or all of the portfolio  securities holdings (based on invested assets),  listed by security or by issuer,  as of the end of each month may be disclosed to third parties  (subject to the  procedures  below) no sooner than
15 days after month-end.

Except under special limited  circumstances  discussed below,  month-end lists of a Portfolio's  complete  portfolio holdings may be disclosed no sooner than
30-days after the relevant  month-end,  subject to the  procedures  below.  If they have not been  disclosed  publicly,  they may be  disclosed  pursuant  to special requests for legitimate business reasons, provided that:

o     The  third-party  recipient must first submit a request for release of a
         Portfolio's  holdings,  explaining  the  business  reason  for the request;
o     Senior  officers (a Senior  Vice  President  or above) in the  Manager's
         Portfolio  and  Legal   departments  must  approve  the  completed
         request for release of a Portfolio's holdings; and
o     The  third-party  recipient must sign the Manager's  portfolio  holdings non-disclosure  agreement before  receiving the data,  agreeing to keep  confidential  information  that  is not  publicly  available regarding  a  Portfolio's  holdings  and  agreeing  not  to  trade directly or indirectly based on the information.

Complete  Portfolio  holdings  positions  may be  released  to  the  following categories of entities or individuals on an ongoing basis,  provided that such entity  or  individual  either  (1) has  signed  an  agreement  to  keep  such information  confidential  and not trade on the basis of such  information  or
(2) is subject to fiduciary  obligations,  as a member of the Fund's Board, or as an  employee,  officer  and/or  director of the  Manager,  Distributor,  or
Transfer  Agent,  or their  respective  legal  counsel,  not to disclose  such information  except in conformity  with these  policies and procedures and not to trade for his/her personal account on the basis of such information:

o     Employees of the  Portfolio's  Manager,  Distributor  and Transfer Agent
         who need to have access to such  information (as determined by senior officers of such entity),
o     The Portfolio's independent registered public accounting firm,
o     Members of the Portfolio's Board and the Board's legal counsel,
o     The Portfolio's custodian bank,
o     A proxy voting service designated by the Portfolio and its Board,
o     Rating/ranking organizations (such as Lipper and Morningstar),
o     Portfolio  pricing services retained by the Manager to provide portfolio security prices, and
o     Dealers,  to obtain bids (price  quotations,  because securities are not priced by the Portfolio's regular pricing services).

Portfolio holdings  information of a Portfolio may be provided,  under limited circumstances,  to brokers and dealers with whom the  Portfolio  trades and/or entities  that  provide  investment  coverage  and/or  analytical  information regarding  the  Portfolio's  portfolio,  provided  that there is a  legitimate investment  reason for  providing the  information  to the broker or dealer or other  entity.  Month-end  portfolio  holdings  information  may,  under  this procedure,  be  provided  to vendors  providing  research  information  and/or analytics to the Portfolio,  with at least a 15-day delay after the month end, but in certain cases may be provided to a broker or  analytical  vendor with a
1- 2 day lag to facilitate the provision of requested  investment  information to the manager to  facilitate a particular  trade or the  portfolio  manager's
investment  process  for  the  Portfolio.   Any  third  party  receiving  such
information must first sign the Manager's  portfolio  holdings  non-disclosure agreement as a pre-condition to receiving this information.

Portfolio holdings  information  (which may include  information on individual securities  positions or multiple  securities) may be provided to the entities listed below (1) by portfolio  traders  employed by the Manager in  connection with  portfolio  trading,  and (2) by the  members of the  Manager's  Security
Valuation  Group and  Accounting  Departments  in  connection  with  portfolio pricing or other portfolio evaluation purposes:

o     Brokers  and  dealers  in   connection   with   portfolio   transactions
         (purchases and sales)
o     Brokers  and  dealers  to  obtain  bids  or bid  and  asked  prices  (if securities  held by a  Portfolio  are not priced by the  Portfolio's regular pricing services)
o     Dealers  to  obtain  price   quotations   where  the  Portfolio  is  not
         identified as the owner

Portfolio   holdings   information   (which  may  include   information  on  a
Portfolio's  entire  portfolio  or  individual   securities  therein)  may  be
provided by senior  officers of the Manager or attorneys on the legal staff of the Manager, Distributor, or Transfer Agent, in the following circumstances:

o     Response to legal  process in litigation  matters,  such as responses to subpoenas  or in class action  matters  where the  Portfolio  may be part of the  plaintiff  class  (and seeks  recovery  for losses on a security) or a defendant,
o     Response to regulatory  requests for information  (the SEC, NASD,  state
         securities  regulators,   and/or  foreign  securities   authorities,
         including   without   limitation   requests   for   information   in
         inspections or for position reporting purposes),
o     To  potential   sub-advisors   of  portfolios   (but  only  pursuant  to
         confidentiality agreements),
o     To consultants  for retirement  plans for plan  sponsors/discussions  at
         due  diligence   meetings  (but  only  pursuant  to  confidentiality
         agreements),
o     Investment  bankers in  connection  with  merger  discussions  (but only pursuant to confidentiality agreements)

Portfolio  managers and analysts  may,  subject to the  Manager's  policies on communications with the press and other media,  discuss portfolio  information in  interviews  with  members of the  media,  or in due  diligence  or similar meetings with clients or prospective  purchasers of Portfolio  shares or their financial intermediary representatives.

A Portfolio's  shareholders may, under unusual  circumstances  (such as a lack of  liquidity  in the  portfolio  to  meet  redemptions),  receive  redemption proceeds of their Portfolio  shares paid as pro rata shares of securities held in  the  Portfolio's  portfolio.  In  such  circumstances,  disclosure  of the
Portfolio's portfolio holdings may be made to such shareholders.

The Chief  Compliance  Officer of the Portfolio and the Manager,  Distributor,
and Transfer  Agent (the "CCO") shall  oversee the  compliance by the Manager,
Distributor,  Transfer  Agent,  and their  personnel  with these  policies and procedures.  At least annually, the CCO shall report to the Fund Board on such compliance  oversight  and on the  categories of entities and  individuals  to which disclosure of portfolio  holdings of the Portfolios has been made during the  preceding  year pursuant to these  policies.  The CCO shall report to the
Fund Board any material  violation of these policies and procedures during the previous calendar quarter and shall make  recommendations to the Companies and to the Boards as to any  amendments  that the CCO believes are  necessary  and desirable to carry out or improve these policies and procedures.

The Manager  and/or the Portfolio  have entered into ongoing  arrangements  to make available  information  about the  Portfolio's  holdings.  One or more of the Oppenheimer funds may currently disclose  portfolio  holdings  information based on ongoing arrangements to the following parties:

A.G. Edwards & Sons            Fortis Securities         Nomura Securities
ABG Securities                 Fox-Pitt, Kelton          Pacific Crest
ABN AMRO                       Friedman, Billing, Ramsey Pacific Crest Securities
Advest                         Fulcrum Global Partners   Pacific Growth Equities
AG Edwards                     Garp Research             Petrie Parkman
American Technology Research   George K Baum & Co.       Pictet
Auerbach Grayson               Goldman                   Piper Jaffray Inc.
Banc of America Securities     Goldman Sachs             Plexus
Barclays                       HSBC                      Prager Sealy & Co.
Baseline                       HSBC Securities Inc       Prudential Securities
Bear Stearns                   ING Barings               Ramirez & Co.
Belle Haven                    ISI Group                 Raymond James
Bloomberg                      Janney Montgomery         RBC Capital Markets
BNP Paribas                    Jefferies                 RBC Dain Rauscher
BS Financial Services          Jeffries & Co.            Research Direct
Buckingham Research Group      JP Morgan                 Robert W. Baird
Caris & Co.                    JP Morgan Securities      Roosevelt & Cross
CIBC World Markets             JPP Eurosecurities        Russell Mellon
Citigroup                      Keefe, Bruyette & Woods   Ryan Beck & Co.
Citigroup Global Markets       Keijser Securities        Sanford C. Bernstein
Collins Stewart                Kempen & Co. USA Inc.     Scotia Capital Markets
Craig-Hallum Capital Group LLC Kepler Equities/Julius    SG Cowen & Co.
                               Baer Sec
Credit Agricole Cheuvreux      KeyBanc Capital Markets   SG Cowen Securities
N.A. Inc.
Credit Suisse First Boston     Leerink Swan              Soleil Securities Group
Daiwa Securities               Legg Mason                Standard & Poors
Davy                           Lehman                    Stone & Youngberg
Deutsche Bank                  Lehman Brothers           SWS Group
Deutsche Bank Securities       Lipper                    Taylor Rafferty
Dresdner Kleinwort Wasserstein Loop Capital Markets      Think Equity Partners
Emmet & Co                     MainFirst Bank AG         Thomas Weisel Partners
Empirical Research             Makinson Cowell US Ltd    UBS
Enskilda Securities            Maxcor Financial          Wachovia
Essex Capital Markets          Merrill                   Wachovia Corp
Exane BNP Paribas              Merrill Lynch             Wachovia Securities
Factset                        Midwest Research          Wescott Financial
Fidelity Capital Markets       Mizuho Securities         William Blair
Fimat USA Inc.                 Morgan Stanley            Yieldbook
First Albany                   Morningstar
First Albany Corporation       Natexis Bleichroeder
Fixed Income Securities        Ned Davis Research Group

How the Portfolios are Managed

Organization and History. The Portfolios are open-end,  diversified management investment  companies  with  an  unlimited  number  of  authorized  shares  of beneficial  interest.  The  Fund was  organized  as a  Massachusetts  business trust on November 30, 2004.

|X|   Classes of Shares. The Trustees are authorized, without shareholder approval, to create new series and classes of shares.  The Trustees may reclassify unissued shares of the Fund into additional series or classes of shares.  The Trustees also may divide or combine the shares of a class into a greater or lesser number of shares without changing the proportionate beneficial interest of a shareholder.  Shares do not have cumulative voting rights or preemptive or subscription rights.  Shares may be voted in person or by proxy at shareholder meetings.

      The  Portfolios  each  currently  have five classes of shares:  Class A,
Class  B,  Class  C,  Class N and  Class Y.  All  classes  invest  in the same investment  portfolio.  Only  retirement  plans may  purchase  Class N shares.
Only certain  institutional  investors  may elect to purchase  Class Y shares.
Each class of shares:
o     has its own dividends and distributions,
o     pays certain expenses which may be different for the different classes,
o     will generally have a different net asset value,
o     will  generally  have  separate   voting  rights  on  matters  in  which
         interests  of one class  are  different  from  interests  of  another class, and
o     votes as a class on matters that affect that class alone.

      Shares  are  freely  transferable,  and each share of each class has one vote at shareholder meetings,  with fractional shares voting proportionally on matters  submitted  to a vote of  shareholders.  Each share of the  Portfolios represents an interest in the Portfolio  proportionately equal to the interest of each other share of the same class.

|X|   Meetings of  Shareholders.  As a Massachusetts  business trust, the Fund and each Portfolio are not required to hold, and do not plan to hold,  regular annual meetings of shareholders,  but may do so from time to time on important matters  or  when  required  to so by the  Investment  Company  Act  or  other applicable  law.  Shareholders  have the right,  upon a vote or declaration in writing  of  two-thirds  of the  outstanding  shares of the Fund,  to remove a
Trustee or to take other action described in the Fund's Declaration of Trust.

      The Trustees will call a meeting of shareholders to vote on the removal of a Trustee upon the written request of the record holders of 10% of its outstanding shares. If the Trustees receive a request from at least 10 shareholders stating that they wish to communicate with other shareholders to request a meeting to remove a Trustee, the Trustees will then either make the
Fund's shareholder list available to the applicants or mail their communication to all other shareholders at the applicants' expense. The shareholders making the request must have been shareholders for at least six months and must hold shares of the Fund valued at $25,000 or more or constituting at least 1% of the Fund's outstanding shares. The Trustees may also take other action as permitted by the Investment Company Act.

|X|   Shareholder and Trustee Liability.  The Fund's Declaration of Trust
contains an express disclaimer of shareholder or Trustee liability for the
Fund's obligations. It also provides for indemnification and reimbursement of expenses out of a Fund's property for any shareholder held personally liable for its obligations.  The Declaration of Trust also states that upon request, the Fund shall assume the defense of any claim made against a shareholder for any act or obligation of the Fund and shall satisfy any judgment on that claim.  Massachusetts law permits a shareholder of a business trust (such as the Fund) to be held personally liable as a "partner" under certain circumstances. However, the risk that a Fund shareholder will incur financial loss from being held liable as a "partner" of a Fund is limited to the relatively remote circumstances in which a Fund would be unable to meet its obligations.

      The  Fund's  contractual   arrangements  state  that  any  person  doing
business  with the Fund (and each  shareholder  of the Fund)  agrees under its
Declaration   of  Trust  to  look  solely  to  the  assets  of  the  Fund  for satisfaction  of any claim or demand that may arise out of any  dealings  with the Fund.  Additionally,  the Trustees shall have no personal liability to any such person, to the extent permitted by law.

      Board  of  Trustees  and  Oversight   Committees.   The  Fund  and  each
Portfolio  is  governed  by a Board  of  Trustees,  which is  responsible  for protecting the interests of shareholders  under federal and Massachusetts law.
The  Trustees  meet   periodically   throughout   the  year  to  oversee  each
Portfolio's activities,  review its performance, and review the actions of the
Manager.

      The Board of Trustees has an Audit Committee, a Regulatory & Oversight
Committee, a Governance Committee and a Proxy Committee. Each committee is comprised solely of Independent Trustees who are not "interested persons"
under the Investment Company Act (the "Independent Trustee"). The members of the Audit Committee are Joel W. Motley (Chairman), Mary F. Miller, Kenneth A.
Randall and Joseph M. Wikler. The Audit Committee furnishes the Board with recommendations regarding the selection of the Fund's independent registered public accounting firm (also referred to as the "independent Auditors").
Other main functions of the Audit Committee outlined in the Audit Committee
Charter, include, but are not limited to: (i) reviewing the scope and results of financial statement audits and the audit fees charged; (ii) reviewing reports from the Fund's independent Auditors regarding the Fund's internal accounting procedures and controls; (iii) reviewing reports from the
Manager's Internal Audit Department; (iv) maintaining a separate line of communication between the Fund's independent Auditors and the Independent
Trustees; (v) reviewing the independence of the Fund's independent Auditors;
and (vi) pre-approving the provision of any audit or non-audit services by the Fund's independent Auditors, including tax services, that are not prohibited by the Sarbanes-Oxley Act, to the Fund, the Manager and certain affiliates of the Manager.

      The members of the Regulatory & Oversight Committee are Robert G. Galli
(Chairman), Matthew P. Fink, Phillip A. Griffiths, Joel W. Motley and Brian
F. Wruble. The Regulatory & Oversight Committee evaluates and reports to the
Board on the Fund's contractual arrangements, including the Investment
Advisory and Distribution Agreements, transfer agency and shareholder service agreements and custodian agreements as well as the policies and procedures adopted by the Fund to comply with the Investment Company Act and other applicable law, among other duties as set forth in the Regulatory & Oversight
Committee's Charter.

      The members of the Governance Committee are, Phillip A. Griffiths
(Chairman), Kenneth A. Randall, Russell S. Reynolds, Jr. and Peter I Wold.
The Governance Committee reviews the Fund's governance guidelines, the adequacy of the Fund's Codes of Ethics, and develops qualification criteria for Board members consistent with the Fund's governance guidelines, among other duties set forth in the Governance Committee's Charter.

      The Governance Committee's functions also include the selection and nomination of Trustees, including Independent Trustees for election. The
Governance Committee may, but need not, consider the advice and recommendation of the Manager and its affiliates in selecting nominees. The full Board elects new Trustees except for those instances when a shareholder vote is required.

      To date, the Governance Committee has been able to identify from its own resources an ample number of qualified candidates. Nonetheless, under the current policy of the Board, if the Board determines that a vacancy exists or is likely to exist on the Board, the Governance Committee will consider candidates for Board membership including those recommended by the Fund's shareholders. The Governance Committee will consider nominees recommended by
Independent Board members or recommended by any other Board members including
Board members affiliated with the Fund's Manager. The Governance Committee may, upon Board approval, retain an executive search firm to assist in screening potential candidates. Upon Board approval, the Governance Committee may also use the services of legal, financial, or other external counsel that it deems necessary or desirable in the screening process. Shareholders wishing to submit a nominee for election to the Board may do so by mailing their submission to the offices of OppenheimerFunds, Inc., Two World
Financial Center, 225 Liberty Street, 11th Floor, New York, New York
10281-1008, to the attention of the Board of Trustees of Oppenheimer
Portfolio Series, c/o the Secretary of the Fund.

      Submissions should, at a minimum, be accompanied by the following: (1)
the name, address, and business, educational, and/or other pertinent background of the person being recommended; (2) a statement concerning whether the person is an "interested person" as defined in the Investment
Company Act; (3) any other information that the Fund would be required to include in a proxy statement concerning the person if he or she was nominated; and (4) the name and address of the person submitting the recommendation and, if that person is a shareholder, the period for which that person held Fund shares. Shareholders should note that a person who owns securities issued by Massachusetts Mutual Life Insurance Company (the parent company of the Manager) would be deemed an "interested person" under the
Investment Company Act. In addition, certain other relationships with
Massachusetts Mutual Life Insurance Company or its subsidiaries, with registered broker-dealers, or with the Funds' outside legal counsel may cause a person to be deemed an "interested person."

      The Governance Committee has not established specific qualifications that it believes must be met by a trustee nominee. In evaluating trustee nominees, the Governance Committee considers, among other things, an individual's background, skills, and experience; whether the individual is an
"interested person" as defined in the Investment Company Act; and whether the individual would be deemed an "audit committee financial expert" within the meaning of applicable SEC rules. The Governance Committee also considers whether the individual's background, skills, and experience will complement the background, skills, and experience of other nominees and will contribute to the Board. There are no differences in the manner in which the Governance
Committee evaluates nominees for trustees based on whether the nominee is recommended by a shareholder. Candidates are expected to provide a mix of attributes, experience, perspective and skills necessary to effectively advance the interests of shareholders.

      The members of the Proxy Committee are Russell S. Reynolds, Jr.
(Chairman), Matthew P. Fink and Mary F. Miller. The Proxy Committee provides the Board with recommendations for the proxy voting of portfolio securities held by the Fund and monitors proxy voting by the Fund.

Trustees  and  Officers of the Fund.  Except for Messrs.  Murphy,  each of the
Trustees is an Independent  Trustee. All of the Trustees are also directors or trustees of the following Oppenheimer funds (referred to as "Board I Funds"):

Oppenheimer AMT-Free Municipals            Oppenheimer International Growth Fund
                                           Oppenheimer   International   Large  Cap
Oppenheimer AMT-Free New York Municipals   Core Fund
                                           Oppenheimer  International Small Company
Oppenheimer Balanced Fund                  Fund
Oppenheimer California Municipal Fund      Oppenheimer International Value Fund
                                           Oppenheimer   Limited  Term   California
Oppenheimer Capital Appreciation Fund      Municipal Fund
Oppenheimer Developing Markets Fund        Oppenheimer Money Market Fund, Inc.
Oppenheimer Discovery Fund                 Oppenheimer Multi-State Municipal Trust
Oppenheimer Dividend Growth Fund           Oppenheimer Portfolio Series
Oppenheimer Emerging Growth Fund           Oppenheimer Real Estate Fund
Oppenheimer Emerging Technologies Fund     Oppenheimer Select Value Fund
Oppenheimer Enterprise Fund                Oppenheimer Series Fund, Inc.
Oppenheimer Global Fund                    OFI Tremont Core Strategies Hedge Fund
Oppenheimer Global Opportunities Fund      OFI Tremont Market Neutral Hedge Fund
                                           Oppenheimer  Tremont Market Neutral Fund
Oppenheimer Gold & Special Minerals Fund   LLC
Oppenheimer Growth Fund                    Oppenheimer Tremont Opportunity Fund LLC
Oppenheimer International Diversified Fund Oppenheimer U.S. Government Trust

      In  addition  to being a  director  or  trustee  of each of the  Board I
Funds,  Messrs.  Galli and  Wruble  are  directors  or  trustees  of ten other portfolios,  and Messrs.  Wikler and Wold are trustees of one other portfolio, in the OppenheimerFunds complex.

Present or former officers, directors, trustees and employees (and their immediate family members) of the Fund, the Manager and its affiliates, and retirement plans established by them for their employees are permitted to purchase Class A shares of the Fund and the other Oppenheimer funds at net asset value without sales charge. The sales charge on Class A shares is waived for that group because of the reduced sales efforts realized by the
Distributor.

      Messrs. Wolfgruber, Wilby, Schadt, Webman, Wong, Gillespie, Murphy,
Petersen, Vandehey, Vottiero, Wixted and Zack and Mss. Bloomberg and Ives who
are officers of the Fund, hold the same offices with one or more of the other
Board I Funds. As of March 24, 2005, the Trustees and officers of the Fund, as a group, owned of record or beneficially less than 1% of each class of shares of each Portfolio.  The foregoing statement does not reflect ownership of shares held of record by an employee benefit plan for employees of the
Manager, other than the shares beneficially owned under that plan by the officers of the Fund listed above. In addition, none of the Independent
Trustees (nor any of their immediate family members) owns securities of either the Manager or the Distributor of the Board I Funds or of any entity directly or indirectly controlling, controlled by or under common control with the Manager or the Distributor.

Biographical Information. The Trustees and officers, their positions with the
Fund, length of service in such position(s) and principal occupations and business affiliations during at least the past five years are listed in the charts below. The charts also include information about each Director's beneficial share ownership in the Fund and in all of the registered investment companies that the Trustee oversees in the Oppenheimer family of funds ("Supervised Funds"). The address of each Trustee in the chart below is
6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Director serves for an indefinite term, or until his or her resignation, retirement, death or removal.

---------------------------------------------------------------------------------------
                                 Independent Trustees
---------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------
Name,              Principal Occupation(s) During Past 5       Dollar    Aggregate
                                                                         Dollar Range
                                                                         Of Shares
                                                                         Beneficially
                                                               Range of  Owned in Any
                   Years;                                      Shares    of the
Position(s) Held   Other Trusteeships/Directorships Held by    BeneficialOppenheimer
with Fund,         Trustee;                                    Owned in  Funds
Length of Service, Number of Portfolios in Fund Complex        each      Overseen by
Age                Currently Overseen by Trustee               Portfolio Trustee
---------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------
                                                               As of December 31, 2004
---------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------
Clayton K.         Director of American Commercial Lines       None      Over $100,000
Yeutter*,          (barge company) (since January 2005);
Chairman of the    Attorney at Hogan & Hartson (law firm)
Board of Trustees  (since June 1993); Director of Covanta
since 2003,        Holding Corp. (waste-to-energy company)
Trustee since 2005 (since 2002); Director of Weyerhaeuser
Age: 74            Corp. (1999-April 2004); Director of
                   Caterpillar, Inc. (1993-December 2002);
                   Director of ConAgra Foods (1993-2001);
                   Director of Texas Instruments (1993-2001);
                   Director of FMC Corporation (1993-2001).
                   Oversees 38 portfolios in the
                   OppenheimerFunds complex.
---------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------
Matthew P. Fink*,  Trustee  of  the   Committee  for  Economic None      None
Trustee since 2005 Development  (policy  research  foundation)
Age: 64            (since  2005);  Director  of ICI  Education
                   Foundation  (education  foundation)  (since
                   October 1991);  President of the Investment
                   Company   Institute   (trade   association)
                   (1991-2004);   Director   of   ICI   Mutual
                   Insurance   Company   (insurance   company)
                   (1991-2004).  Oversees 38 portfolios in the
                   OppenheimerFunds complex.
---------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------
Robert G. Galli*,  A director or trustee of other Oppenheimer  None      Over $100,000
Trustee since 2005 funds. Oversees 48 portfolios in the
Age: 72            OppenheimerFunds complex.
---------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------
Phillip A.         Director of GSI Lumonics Inc. (precision    None      Over $100,000
Griffiths*,        medical equipment supplier) (since 2001);
Trustee since      Trustee of Woodward Academy (since 1983);
2005               Senior Advisor of The Andrew W. Mellon
Age: 67            Foundation (since 2001); Member of the
                   National Academy of Sciences (since 1979);
                   Member of the American Philosophical
                   Society (since 1996); Council on Foreign
                   Relations (since 2002); Director of the
                   Institute for Advanced Study (1991-2004);
                   Director of Bankers Trust New York
                   Corporation (1994-1999). Oversees 38
                   portfolios in the OppenheimerFunds complex.
---------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------
Mary F. Miller*,   Trustee of the American Symphony Orchestra  None      None
Trustee since 2005 (not-for-profit) (since October 1998); and
Age: 63            Senior Vice President and General Auditor
                   of American Express Company (financial
                   services company) (July 1998-February
                   2003). Oversees 38 portfolios in the
                   OppenheimerFunds complex.
---------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------
Joel W. Motley*,   Director of Columbia Equity Financial       None      Over $100,000
Trustee since 2005 Corp. (privately-held financial adviser)
Age: 53            (since 2002); Managing Director of Carmona
                   Motley, Inc. (privately-held financial
                   adviser) (since January 2002); Managing
                   Director of Carmona Motley Hoffman Inc.
                   (privately-held financial adviser)
                   (January 1998-December 2001); Member of
                   the Finance and Budget Committee of the
                   Council on Foreign Relations, the
                   Investment Committee of the Episcopal
                   Church of America, the Investment
                   Committee of Human Rights Watch and the
                   Investment Committee of Historic Hudson
                   Valley. Oversees 38 portfolios in the
                   OppenheimerFunds complex.
---------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------
Kenneth A.         Director of Dominion Resources, Inc.        None      Over $100,000
Randall*,          (electric utility holding company) (since
Trustee since 2005 February 1972); Former Director of Prime
Age: 78            Retail, Inc. (real estate investment
                   trust), Dominion Energy Inc. (electric
                   power and oil & gas producer), Lumbermens
                   Mutual Casualty Company, American
                   Motorists Insurance Company and American
                   Manufacturers Mutual Insurance Company;
                   Former President and Chief Executive
                   Officer of The Conference Board, Inc.
                   (international economic and business
                   research). Oversees 38 portfolios in the
                   OppenheimerFunds complex.
---------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------
Russell S.         Chairman of The Directorship Search Group,  None      Over $100,000
Reynolds, Jr.*,    Inc. (corporate governance consulting and
Trustee since 2005 executive recruiting) (since 1993); Life
Age: 73            Trustee of International House (non-profit
                   educational organization); Former Trustee
                   of The Historical Society of the Town of
                   Greenwich. Oversees 38 portfolios in the
                   OppenheimerFunds complex.
---------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------
Joseph M. Wikler,  Director of the following medical device    None      $50,001-$100,000
Trustee since 2005 companies: Medintec (since 1992) and
Age: 64            Cathco (since 1996); Director of Lakes
                   Environmental Association (since 1996);
                   Member of the Investment Committee of the
                   Associated Jewish Charities of Baltimore
                   (since 1994); Director of Fortis/Hartford
                   mutual funds (1994-December 2001).
                   Oversees 39 portfolios in the
                   OppenheimerFunds complex.
---------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------
Peter I. Wold,     President of Wold Oil Properties, Inc.      None      Over $100,000
Trustee since 2005 (oil and gas exploration and production
Age:  57           company) (since 1994); Vice President,
                   Secretary and Treasurer of Wold Trona
                   Company, Inc. (soda ash processing and
                   production) (since 1996); Vice President
                   of Wold Talc Company, Inc. (talc mining)
                   (since 1999); Managing Member of
                   Hole-in-the-Wall Ranch (cattle ranching)
                   (since 1979); Director and Chairman of the
                   Denver Branch of the Federal Reserve Bank
                   of Kansas City (1993-1999); and Director
                   of PacifiCorp. (electric utility)
                   (1995-1999). Oversees 39 portfolios in the
                   OppenheimerFunds complex.
---------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------
Brian F. Wruble**, General Partner of Odyssey Partners, L.P.   None      Over $100,000
Trustee since 2005 (hedge fund) (since September 1995);
Age: 62            Director of Special Value Opportunities
                   Fund, LLC (registered investment company)
                   (since September 2004); Director of Zurich
                   Financial Investment Advisory Board
                   (affiliate of the Manager's parent
                   company) (since October 2004); Board of
                   Governing Trustees of The Jackson
                   Laboratory (non-profit) (since August
                   1990); Trustee of the Institute for
                   Advanced Study (non-profit educational
                   institute) (since May 1992); Special
                   Limited Partner of Odyssey Investment
                   Partners, LLC (private equity investment)
                   (January 1999-September 2004); Trustee of
                   Research Foundation of AIMR (2000-2002)
                   (investment research, non-profit);
                   Governor, Jerome Levy Economics Institute
                   of Bard College (August 1990-September
                   2001) (economics research); Director of
                   Ray & Berendtson, Inc. (May 2000-April
                   2002) (executive search firm). Oversees 48
                   portfolios in the OppenheimerFunds complex.
---------------------------------------------------------------------------------------
*     Elected to serve as Board member for 11 of the Board
      IV funds, including the Fund, as of September 26, 2005.
**    Mr. Wruble was appointed as Trustee effective October 10, 2005.

The address of Mr. Murphy is Two World Financial Center, 225 Liberty Street,
11th Floor, New York, New York 10281-1008. Mr. Murphy serves as a Trustee for an indefinite term and as an officer for an indefinite term, or until his resignation, retirement, death or removal. Mr. Murphy is an "Interested
Director" because he is affiliated with the Manager by virtue of his positions as an officer and director of the Manager, and as a shareholder of its parent company.

-------------------------------------------------------------------------------------
                           Interested Trustee and Officer
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Name,                Principal Occupation(s) During Past 5     Dollar    Aggregate
                                                                         Dollar
                                                                         Range Of
                                                                         Shares
                                                                         Beneficially
                                                               Range of  Owned in
                     Years;                                    Shares    any of the
Position(s) Held     Other Trusteeships/Directorships Held by  BeneficialOppenheimer
with Fund,           Trustee;                                  Owned in  Funds
Length of Service;   Number of Portfolios in Fund Complex      each      Overseen
Age                  Currently Overseen by Trustee             Portfolio by Trustee
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
                                                                As of December 31,
                                                                       2004
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
John V. Murphy,      Chairman, Chief Executive Officer and     None      Over
President, and       Director (since June 2001) and President            $100,000
Trustee since 2005   (since September 2000) of the Manager;
Age: 56              President and a director or trustee of
                     other Oppenheimer funds; President and
                     Director of Oppenheimer Acquisition
                     Corp. ("OAC") (the Manager's parent
                     holding company) and of Oppenheimer
                     Partnership Holdings, Inc. (holding
                     company subsidiary of the Manager)
                     (since July 2001); Director of
                     OppenheimerFunds Distributor, Inc.
                     (subsidiary of the Manager) (since
                     November 2001); Chairman and Director of
                     Shareholder Services, Inc. and of
                     Shareholder Financial Services, Inc.
                     (transfer agent subsidiaries of the
                     Manager) (since July 2001); President
                     and Director of OppenheimerFunds Legacy
                     Program (charitable trust program
                     established by the Manager) (since July
                     2001); Director of the following
                     investment advisory subsidiaries of the
                     Manager: OFI Institutional Asset
                     Management, Inc., Centennial Asset
                     Management Corporation, Trinity
                     Investment Management Corporation and
                     Tremont Capital Management, Inc. (since
                     November 2001), HarbourView Asset
                     Management Corporation and OFI Private
                     Investments, Inc. (since July 2001);
                     President (since November 1, 2001) and
                     Director (since July 2001) of
                     Oppenheimer Real Asset Management, Inc.;
                     Executive Vice President of
                     Massachusetts Mutual Life Insurance
                     Company (OAC's parent company) (since
                     February 1997); Director of DLB
                     Acquisition Corporation (holding company
                     parent of Babson Capital Management LLC)
                     (since June 1995); Member of the
                     Investment Company Institute's Board of
                     Governors (since October 3, 2003); Chief
                     Operating Officer of the Manager
                     (September 2000-June 2001); President
                     and Trustee of MML Series Investment
                     Fund and MassMutual Select Funds
                     (open-end investment companies)
                     (November 1999-November 2001); Director
                     of C.M. Life Insurance Company
                     (September 1999-August 2000); President,
                     Chief Executive Officer and Director of
                     MML Bay State Life Insurance Company
                     (September 1999-August 2000); Director
                     of Emerald Isle Bancorp and Hibernia
                     Savings Bank (wholly-owned subsidiary of
                     Emerald Isle Bancorp) (June 1989-June
                     1998). Oversees 77 portfolios in the
                     OppenheimerFunds complex as a director
                     or trustee and officer and an additional
                     10 portfolios as an officer.
-------------------------------------------------------------------------------------

      The address of the Officers in the chart below is as follows: for
Messrs. Gillespie, Schadt, Webman, Wilby, Wolfgruber, Wong and Zack, and Ms.
Bloomberg, Two World Financial Center, 225 Liberty Street, 11th Floor, New
York, NY 10281-1008, for Messrs. Petersen, Vandehey, Vottiero and Wixted and
Ms. Ives, 6803 S. Tucson Way, Centennial, CO 80112-3924.  Each Officer serves for an indefinite term or until his or her earlier resignation, death or removal.

-------------------------------------------------------------------------------------
                             Officers of the Portfolio
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Name,                        Principal occupation(s) during past 5 years
Position(s) Held with Fund,
Length of Service,
Age
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Kurt Wolfgruber              Executive Vice President of the Manager since March
Vice      President      and 2003 and Chief Investment Officer and Director of the
Portfolio Manager since 2004 Manager since July 2003 of the Manager.  He has been
Age: 54                      Director of HarbourView Asset Management Corporation
                             and of OFI Institutional Asset Management, Inc. since
                             June 2003 and of Tremont Capital Management, Inc.
                             since October 2001.  He is also an officer of 8 other
                             portfolios in the OppenheimerFunds complex.
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
William L. Wilby,            Portfolio manager of the Oppenheimer Portfolio Series
Vice President and           Fund since inception. Senior Vice President of
Portfolio Manager since 2004 Oppenheimer since July 1994 and Senior Investment
Age: 60                      Officer, Director of Equities of the Manager since
                             July 2004.  He was Senior Investment Officer, Director
                             of International Equities of the Manager from May 2000
                             through July 2004 and Senior Vice President of
                             HarbourView Asset Management Corporation from May 1999
                             through November 2001. He is also a portfolio manager
                             and officer of 21 other portfolios in the Oppenheimer
                             fund complex.
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Rudi W. Schadt,              Vice President, Director of Research in Product Design
Vice President and           and Risk Management of the Manager and an officer of 7
Portfolio Manager since 2004 portfolios in the OppenheimerFunds complex.  Prior to
Age: 47                      joining the Manager in February 2002, he was a
                             Director and Senior Quantitative Analyst from 2000
                             through 2001 at UBS Asset Management prior to which he
                             was an Associate Director and Senior Researcher and
                             Portfolio Manager from June 1997 at State Street
                             Global Advisors.
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Jerry Webman                 Senior Vice President of the Manager since February
Vice      President      and 1996 and a Senior Investment Officer and Director of
Portfolio Manager since 2004 the Manager's Fixed Income Investments since 1999 and
Age: 55                      Senior Vice President of HarbourView Asset Management
                             Corporation since May 1999.  He is also an officer of
                             8 other portfolios in the OppenheimerFunds complex.
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Caleb Wong,                  Vice President of the Manager since June 1999 and has
Vice      President      and worked in fixed-income quantitative research and risk
Portfolio Manager since 2004 management for the Manager since July 1996.  He is an
Age: 39                      officer of 5 other portfolio in the OppenheimerFunds
                             complex.  He was Assistant Vice President of the
                             Manager from January 1997 through June 1999.
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Mark S. Vandehey,            Senior Vice President and Chief Compliance Officer of
Vice President and Chief     the Manager (since March 2004); Vice President of
Compliance Officer since     OppenheimerFunds Distributor, Inc., Centennial Asset
2004                         Management Corporation and Shareholder Services, Inc.
Age: 55                      (since June 1983). Former Vice President and Director
                             of Internal Audit of the Manager (1997-February 2004).
                             An officer of 87 portfolios in the OppenheimerFunds
                             complex.
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Brian W. Wixted,             Senior Vice President and Treasurer of the Manager
Treasurer since 2004         (since March 1999); Treasurer of the following:
Age: 46                      HarbourView Asset Management Corporation, Shareholder
                             Financial Services, Inc., Shareholder Services, Inc.,
                             Oppenheimer Real Asset Management Corporation, and
                             Oppenheimer Partnership Holdings, Inc. (since March
                             1999), OFI Private Investments, Inc. (since March
                             2000), OppenheimerFunds International Ltd. (since May
                             2000), OppenheimerFunds plc (since May 2000), OFI
                             Institutional Asset Management, Inc. (since November
                             2000), and OppenheimerFunds Legacy Program (charitable
                             trust program established by the Manager) (since June
                             2003); Treasurer and Chief Financial Officer of OFI
                             Trust Company (trust company subsidiary of the
                             Manager) (since May 2000); Assistant Treasurer of the
                             following: OAC (since March 1999),Centennial Asset
                             Management Corporation (March 1999-October 2003) and
                             OppenheimerFunds Legacy Program (April 2000-June
                             2003); Principal and Chief Operating Officer of
                             Bankers Trust Company-Mutual Fund Services Division
                             (March 1995-March 1999). An officer of 87 portfolios
                             in the OppenheimerFunds complex.
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Brian Petersen,              Assistant Vice President of the Manager (since August
Assistant   Treasurer  since 2002); Manager/Financial Product Accounting of the
2004                         Manager (November 1998-July 2002). An officer of 87
Age: 35                      portfolios in the OppenheimerFunds complex.
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Philip Vottiero,             Vice President/Fund Accounting of the Manager (since
Assistant   Treasurer  since March 2002); Vice President/Corporate Accounting of
2004                         the Manager (July 1999-March 2002); Chief Financial
Age: 42                      Officer of Sovlink Corporation (April 1996-June 1999).
                             An officer of 87 portfolios in the OppenheimerFunds
                             complex.
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Robert G. Zack               Executive Vice President (since January 2004) and
Secretary since 2004         General Counsel (since March 2002) of the Manager;
Age: 57                      General Counsel and Director of the Distributor (since
                             December 2001); General Counsel of Centennial Asset
                             Management Corporation (since December 2001); Senior
                             Vice President and General Counsel of HarbourView
                             Asset Management Corporation (since December 2001);
                             Secretary and General Counsel of OAC (since November
                             2001); Assistant Secretary (since September 1997) and
                             Director (since November 2001) of OppenheimerFunds
                             International Ltd. and OppenheimerFunds plc; Vice
                             President and Director of Oppenheimer Partnership
                             Holdings, Inc. (since December 2002); Director of
                             Oppenheimer Real Asset Management, Inc. (since
                             November 2001); Senior Vice President, General Counsel
                             and Director of Shareholder Financial Services, Inc.
                             and Shareholder Services, Inc. (since December 2001);
                             Senior Vice President, General Counsel and Director of
                             OFI Private Investments, Inc. and OFI Trust Company
                             (since November 2001); Vice President of
                             OppenheimerFunds Legacy Program (since June 2003);
                             Senior Vice President and General Counsel of OFI
                             Institutional Asset Management, Inc. (since November
                             2001); Director of OppenheimerFunds (Asia) Limited
                             (since December 2003); Senior Vice President (May
                             1985-December 2003), Acting General Counsel (November
                             2001-February 2002) and Associate General Counsel (May
                             1981-October 2001) of the Manager; Assistant Secretary
                             of the following: Shareholder Services, Inc. (May
                             1985-November 2001), Shareholder Financial Services,
                             Inc. (November 1989-November 2001), and
                             OppenheimerFunds International Ltd. (September
                             1997-November 2001). An officer of 87 portfolios in
                             the OppenheimerFunds complex.
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Kathleen T. Ives             Vice President (since June 1998) and Senior Counsel
Assistant   Secretary  since and Assistant Secretary (since October 2003) of the
2004                         Manager; Vice President (since 1999) and Assistant
Age: 40                      Secretary (since October 2003) of the Distributor;
                             Assistant Secretary of Centennial Asset Management
                             Corporation (since October 2003); Vice President and
                             Assistant Secretary of Shareholder Services, Inc.
                             (since 1999); Assistant Secretary of OppenheimerFunds
                             Legacy Program and Shareholder Financial Services,
                             Inc. (since December 2001); Assistant Counsel of the
                             Manager (August 1994-October 2003). An officer of 87
                             portfolios in the OppenheimerFunds complex.
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Lisa I. Bloomberg,           Vice President and Associate Counsel of the Manager
Assistant Secretary since    (since May 2004); First Vice President (April
2004                         2001-April 2004), Associate General Counsel (December
Age: 37                      2000-April 2004), Corporate Vice President (May
                             1999-April 2001) and Assistant General Counsel (May
                             1999-December 2000) of UBS Financial Services Inc.
                             (formerly, PaineWebber Incorporated). An officer of 87
                             portfolios in the OppenheimerFunds complex.
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Phillip Gillespie            Senior Vice President and Deputy General Counsel of
Assistant   Secretary  since the Manager (since September 2004); Mr. Gillespie held
2004                         the following positions at Merrill Lynch Investment
Age: 41                      Management: First Vice President (2001-September
                             2004); Director (2000-September 2004) and Vice
                             President (1998-2000). An officer of 87 portfolios in
                             the OppenheimerFunds complex.
-------------------------------------------------------------------------------------

      |X| Remuneration of the Officers and Trustees. The officers and the interested Trustee of the Fund, are affiliated with the Manager, receive no salary or fee from the Portfolios. The Independent Trustees of the Fund as of
April 1, 2005 that are listed below will receive the estimated compensation from each Portfolio with respect to the Portfolio's first full fiscal year ending January 31, 2006. The Total Compensation from all of the Board IV
Funds (including the Portfolios) represents compensation received for serving as a Trustee and member of a committee (if applicable) of the Boards of the
Fund and other funds in the OppenheimerFunds complex during the calendar year ended December 31, 2004.

---------------------------------------------------------------------------------

                      Aggregate Compensation from Portfolios(1)      Total
                                                                  Compensation
                                                                 from Portfolio
 Trustee's Name and                                                 and Fund
   Other Portfolio                                              Complex Paid to
     Position(s)                                                   Directors*
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
                      ConservativModerate             Active
                                           Aggressive
                      Investor   Investor  Investor   Allocation
                         Fund      Fund       Fund      Fund
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Ronald J. Abdow(2)      $1,429    $1,429     $1,429    $1,429      $81,333(3)
Audit Committee
Member
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Eustis Walcott(2)       $1,286    $1,286     $1,286    $1,286       $18,000
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Joseph M. Wikler        $2,143    $2,143     $2,143    $2,143       $30,000
Audit Committee
Chairman
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Peter I. Wold           $2,143    $2,143     $2,143    $2,143       $30,000
Chairman of the
Board and Audit
Committee Member
---------------------------------------------------------------------------------
 1.Estimated aggregate compensation from the Portfolio Series Fund includes fees and deferred compensation, if any.  For this estimated aggregate compensation from the Fund is based on the 2005 compensation schedule.  The
   Portfolio Series Fund is composed of four funds: Conservative Investor
   Fund, Moderate Investor Fund, Growth Investor Fund and Aggressive Investor
   Fund.
 2.Mr. Abdow and Mr. Walcott retired as Trustees from the Board IV Funds effective September 26, 2005.
 3.Includes $61,333 of compensation paid to Mr. Abdow during 2004 for serving as a trustee for two open-end investment companies (MassMutual
   Institutional Funds and MML Series Investment Fund) the investment adviser of which is the indirect parent company of the Fund's Manager. The Manager also serves as the Sub-Advisor to the MassMutual International Equity Fund,
   a series of MassMutual Institutional Funds.
 * In accordance with the instructions for Form N-1A, for purposes of this section only, the "Fund Complex" consists of 18 funds, including the
   Oppenheimer funds, MassMutual Institutional Funds and MML Series Investment
   Fund. The Manager does not consider MassMutual Institutional Funds and MML
   Series Investment Fund to be part of the OppenheimerFunds "Fund Complex" as that term may be otherwise interpreted.

|X|   Retirement Plan for Trustees. Certain Board I Funds have adopted a retirement plan that provides for payments to retired Independent Trustees.
Payments are up to 80% of the average compensation paid during a Trustee's five years of service in which the highest compensation was received. A
Trustee must serve as director or trustee for any of the Board I Funds for at least seven years to be eligible for retirement plan benefits and must serve for at least 15 years to be eligible for the maximum benefit. The amount of retirement benefits a Trustee will receive depends on the amount of the
Trustee's compensation, including future compensation and the length of his or her service on the Board.

      |X|   Deferred Compensation Plan. The Board of Trustees has adopted a
Deferred Compensation Plan for Independent Trustees that enables them to elect to defer receipt of all or a portion of the annual fees they are entitled to receive from the Fund. Under the plan, the compensation deferred by a Trustee is periodically adjusted as though an equivalent amount had been invested in shares of one or more Oppenheimer funds selected by the Trustee.
The amount paid to the Trustee under the plan will be determined based upon the amount of compensation deferred and the performance of the selected funds.

            Deferral of the Trustees' fees under the plan will not materially affect the Fund's assets, liabilities or net income per share. The plan will not obligate the Fund to retain the services of any Trustee or to pay any particular level of compensation to any Trustee. Pursuant to an Order issued by the SEC, the Fund may invest in the funds selected by the Trustee under the plan without shareholder approval for the limited purpose of determining the value of the Trustee's deferred compensation account.

      Major  Shareholders.  As of the  date of this  Statement  of  Additional
Information,  OppenheimerFunds, Inc. is the only shareholder of record of each of the Portfolios.

The Manager. The Manager is wholly-owned by Oppenheimer Acquisition Corp., a holding company controlled by Massachusetts Mutual Life Insurance Company, a global, diversified insurance and financial services organization.

|X|   Code of Ethics. The Fund, the Manager and the Distributor have a Code of Ethics. It is designed to detect and prevent improper personal trading by certain employees, including portfolio managers, that would compete with or take advantage of the Portfolios' portfolio transactions. Covered persons include persons with knowledge of the investments and investment intentions of the Portfolios and other funds advised by the Manager. The Code of Ethics does permit personnel subject to the Code to invest in securities, including securities that may be purchased or held by the Portfolios, subject to a number of restrictions and controls. Compliance with the Code of Ethics is carefully monitored and enforced by the Manager.

      The Code of Ethics is an exhibit to the Fund's registration statement filed with the SEC and can be reviewed and copied at the SEC's Public
Reference Room in Washington, D.C. You can obtain information about the hours of operation of the Public Reference Room by calling the SEC at
1.202.942.8090. The Code of Ethics can also be viewed as part of the Fund's registration statement on the SEC's EDGAR database at the SEC's Internet website at www.sec.gov. Copies may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address:
publicinfo@sec.gov., or by writing to the SEC's Public Reference Section,
Washington, D.C. 20549-0102.

|X|   Portfolio Proxy Voting.  Each Portfolio is structured as a fund of funds and, as such, will invest assets in certain of the Underlying Funds.
Accordingly, each Portfolio, in its capacity as a shareholder in the
Underlying Funds, may be requested to vote on matters pertaining to the
Underlying Funds.  With respect to such shareholder proposals, each Portfolio will vote its shares in each of its Underlying Funds in the same proportion as the vote of all other shareholders in that Underlying Fund.

Each of the Underlying Funds will adopt Proxy Voting Policies and Procedures under which the Underlying Fund votes proxies relating to securities
("portfolio proxies") held by the Underlying Fund.  Each Underlying Fund's primary consideration in voting portfolio proxies is the financial interests of the Underlying Fund and its shareholders. The Underlying Fund will retain an unaffiliated third-party as its agent to vote portfolio proxies in accordance with the Underlying Fund's Proxy Voting Guidelines and to maintain records of such portfolio proxy voting. The Portfolio Proxy Voting Policies and Procedures include provisions to address conflicts of interest that may arise between the Underlying Fund and the Manager or the Manager's affiliates or business relationships.  Such a conflict of interest may arise, for example, where the Manager or an affiliate of the Manager manages or administers the assets of a pension plan or other investment account of the portfolio company soliciting the proxy or seeks to serve in that capacity.
The Manager and its affiliates generally seek to avoid such conflicts by maintaining separate investment decision making processes to prevent the sharing of business objectives with respect to proposed or actual actions regarding portfolio proxy voting decisions.  Additionally, the Manager employs the following two procedures:  (1) if the proposal that gives rise to the conflict is specifically addressed in the Guidelines, the Manager will vote the portfolio proxy in accordance with the Guidelines, provided that they do not provide discretion to the Manager on how to vote on the matter;
and (2) if such proposal is not specifically addressed in the Guidelines or the Guidelines provide discretion to the Manager on how to vote, the Manager will vote in accordance with the third-party proxy voting agent's general recommended guidelines on the proposal provided that the Manager has reasonably determined that there is no conflict of interest on the part of the proxy voting agent.  If neither of the previous two procedures provides an appropriate voting recommendation, the Manager may retain an independent fiduciary to advise the Manager on how to vote the proposal or may abstain from voting.  The Guidelines' provisions with respect to certain routine and non-routine proxy proposals are summarized below:

o     Each Underlying Fund generally votes with the recommendation of the issuer's management on routine matters, including ratification of the independent registered public accounting firm, unless circumstances indicate otherwise.
o     Each Underlying Fund evaluates nominees for director nominated by management on a case-by-case basis, examining the following factors, among others:  Composition of the board and key board committees, attendance at board meetings, corporate governance provisions and takeover activity, long-term company performance and the nominee's investment in the company.
o     In general, each Underlying Fund opposes anti-takeover proposals and supports the elimination, or the ability of shareholders to vote on the preservation or elimination, of anti-takeover proposals, absent unusual circumstances.
o     Each Underlying Fund supports shareholder proposals to reduce a super-majority vote requirement, and opposes management proposals to add a super-majority vote requirement.
o     Each Underlying Fund opposes proposals to classify the board of directors.
o     Each Underlying Fund supports proposals to eliminate cumulative voting.
o     Each  Underlying  Fund  opposes  re-pricing  of  stock  options  without shareholder approval.
o     Each  Underlying  Fund  generally   considers   executive   compensation
      questions  such as stock  option plans and bonus plans to be ordinary business  activity.  The Underlying Fund analyzes stock option plans, paying  particular  attention to their  dilutive  effect.  While each
      Underlying Fund generally supports management  proposals,  it opposes plans it considers to be excessive.

      Each Portfolio, and each Underlying Fund, is required to file Form
N-PX, with its complete proxy voting record for the 12 months ended June
30th, no later than August 31st of each year. The Portfolio's Form N-PX filing is available (i) without charge, upon request, by calling the
Portfolio toll-free at 1.800.525.7048 and (ii) on the SEC's website at
www.sec.gov.

|X|   The Investment Advisory Agreement.  The Board of Trustees, including a majority of the Independent Trustees, concluded that it was in the best interest of shareholders to approve the adoption of the Investment Advisory
Agreement between Manager and the Fund on behalf of each Portfolio, based on the factors discussed below.  The Manager provides investment advisory and management services to the Portfolios under the investment advisory agreement. The Manager selects securities for the Portfolios and handles their day-to-day business. The portfolio managers and associate portfolio managers, if any, of the Portfolios are employed by the Manager and are the persons who are principally responsible for the day-to-day management of the
Portfolios. Other members of the Manager's Equity, Fixed Income and Global
Portfolio Team provide the portfolio managers with counsel and support in managing the Portfolios.

      The investment advisory agreement requires the Manager, at its expense, to provide the Portfolios with adequate office space, facilities and equipment. It also requires the Manager to provide and supervise the activities of all administrative and clerical personnel required to provide effective administration for the Portfolios. Those responsibilities include the compilation and maintenance of records with respect to their operations, the preparation and filing of specified reports, and composition of proxy materials and registration statements for continuous public sale of shares of the Portfolios.

      Each of the Portfolios pays expenses not expressly assumed by the
Manager under the investment advisory agreement. The investment advisory agreement lists examples of expenses paid by the Portfolios. The major categories relate to interest, taxes, brokerage commissions, fees to certain
Trustees, legal and audit expenses, custodian and transfer agent expenses, share issuance costs, certain printing and registration costs and non-recurring expenses, including litigation costs. The management fees, if any, and asset allocation fees paid by the Portfolios to the Manager are calculated at the rates described in the Prospectus, which are applied to the assets of the Portfolios as a whole. The fees are allocated to each class of shares based upon the relative proportion of a Portfolio's net assets represented by that class.  The Portfolios are new funds that have not yet completed their first fiscal year, therefore the total amount that the
Portfolios paid to the Manager under the investment advisory agreement during the Portfolios' last three fiscal years is not yet available.

      The investment advisory agreement states that in the absence of willful misfeasance, bad faith, gross negligence in the performance of its duties or reckless disregard of its obligations and duties under the investment advisory agreement, the Manager is not liable for any loss the Portfolios may sustain for any investment, adoption of any investment policy, or the purchase, sale or retention of any security.

      The agreement permits the Manager to act as investment advisor for any other person, firm or corporation and to use the name "Oppenheimer" in connection with other investment companies for which it may act as investment advisor or general distributor. If the Manager shall no longer act as investment advisor to the Fund, the Manager may withdraw the right of the
Fund to use the name "Oppenheimer" as part of its name.

Portfolio Managers. The Portfolios are managed by an Asset Allocation
Committee which includes Rudi W. Schadt, Jerry Webman, William L. Wilby, Kurt
Wolfgruber and Caleb Wong (for Active Allocation Portfolio only) (each is referred to as a "Portfolio Manager" and collectively they are referred to as the "Portfolio Managers") who are responsible for the day-to-day management of the Portfolios' investments.

              Other Accounts Managed.  In addition to managing the
Portfolios' investments, members of the portfolio management team also manage other investment portfolios and other accounts, on behalf of the Manager or its affiliates.  The following table provides information regarding those portfolios and accounts as of January 31, 2005:

------------------------------------------------------------------------------
Portfolio        RegistereTotal      Other      Total     Other      Total
                                                Assets
                          Assets in             in Other
                          Registered Pooled     Pooled              Assets
                 InvestmenInvestment Investment Investment         in Other
                 CompaniesCompanies  Vehicles   Vehicles  Accounts Accounts
Manager          Managed   Managed*   Managed   Managed*  Managed  Managed*
------------------------------------------------------------------------------
------------------------------------------------------------------------------
 Rudi Schadt        4      $204.1       None       $0      None        $0
------------------------------------------------------------------------------
------------------------------------------------------------------------------
 Jerry Webman       4      $0.416       None       $0      None        $0
------------------------------------------------------------------------------
------------------------------------------------------------------------------
 William Wilby      15    $19,335.9      1      $19.5      None        $0
------------------------------------------------------------------------------
------------------------------------------------------------------------------
 Kurt Wolfgruber    4      $0.416       None       $0      None        $0
------------------------------------------------------------------------------
------------------------------------------------------------------------------
 Caleb Wong         5      $282.1       None       $0      None        $0
------------------------------------------------------------------------------
  *  In millions.

      The following table provides information as of January 31, 2005, regarding the portfolio managed by a Portfolio Manager that has an advisory fee based on performance:

------------------------------------------------------------------------------
Portfolio        RegistereTotal      Other      Total     Other    Total
                                                Assets
                          Assets in             in Other
                          Registered Pooled     Pooled               Assets
                 InvestmenInvestment Investment Investment         in Other
                 CompaniesCompanies  Vehicles   Vehicles  Accounts Accounts
Manager          Managed   Managed*   Managed   Managed*  Managed   Managed*
------------------------------------------------------------------------------
------------------------------------------------------------------------------
 William Wilby      1      $189.2       None       $0       None       $0
------------------------------------------------------------------------------
  *  In millions.

      As indicated above, each of the Portfolio Managers also manage other funds.  Potentially, at times, those responsibilities could conflict with the interests of the Portfolios. That may occur whether the investment strategies of the other funds are the same as, or different from, the Portfolios'
investment objectives and strategies. For example, the Portfolio Manager may need to allocate investment opportunities between a Portfolio and another fund having similar objectives or strategies, or he may need to execute transactions for another fund that could have a negative impact on the value of securities held by a Portfolio. Not all funds and accounts advised by the
Manager have the same management fee. If the management fee structure of another fund is more advantageous to the Manager than the fee structure of a
Portfolio, the Manager could have an incentive to favor the other fund.
However, the Manager's compliance procedures and Code of Ethics recognize the
Manager's fiduciary obligations to treat all of its clients, including the
Portfolio, fairly and equitably, and are designed to preclude the Portfolio
Managers from favoring one client over another. It is possible, of course, that those compliance procedures and the Code of Ethics may not always be adequate to do so. At different times, the Portfolio Managers may manage other funds or accounts with investment objectives and strategies that are similar to those of a Portfolio, or may manage funds or accounts with investment objectives and strategies that are different from those of a
Portfolio.

      Compensation of the Portfolio Managers.  The Portfolio Managers are
employed and compensated by the Manager, not the Portfolio. Under the
Manager's compensation program for its portfolio managers and portfolio analysts, their compensation is based primarily on the investment performance results of the funds and accounts they manage, rather than on the financial success of the Manager. This is intended to align the portfolio managers' and analysts' interests with the success of the funds and accounts and their investors. The Manager's compensation structure is designed to attract and retain highly qualified investment management professionals and to reward individual and team contributions toward creating shareholder value. As of
January 31, 2005, each Portfolio Manager's compensation consisted of three elements: a base salary, an annual discretionary bonus and eligibility to participate in long-term awards of options and appreciation rights in regard to the common stock of the Manager's holding company parent. Senior portfolio managers may also be eligible to participate in the Manager's deferred compensation plan.

The base pay component of each portfolio manager is reviewed regularly to ensure that it reflects the performance of the individual, is commensurate with the requirements of the particular portfolio, reflects any specific competence or specialty of the individual manager, and is competitive with other comparable positions.  The annual discretionary bonus is determined by senior management of the Manager and is based on a number of factors, including a fund's pre-tax performance for periods of up to five years, measured against an appropriate Lipper benchmark selected by management. The
Portfolio Managers do not receive additional compensation with respect to the performance of Portfolios. They are compensated based on the performance of
Underlying Funds. Other factors considered include management quality (such as style consistency, risk management, sector coverage, team leadership and coaching) and organizational development. The compensation structure is intended to be internally equitable and serve to reduce potential conflicts of interest between the Portfolio and other funds managed by the Portfolio
Managers.  The compensation structure of certain other portfolios managed by the Portfolio Managers may be different from the compensation structure of the Underlying Funds, described above. The Portfolio Manager's compensation with regard to those portfolios may, under certain circumstances, include an amount based on the amount of the management fee.

      Ownership of Portfolio Shares.  As of January 31, 2005, the Portfolios
had not commenced operations. Accordingly, none of the Portfolio Managers beneficially owned any shares of the Portfolios.

Brokerage Policies of the Portfolio

Brokerage  Provisions of the Investment Advisory Agreement.  One of the duties of the  Manager  under the  investment  advisory  agreement  is to arrange the portfolio  transactions for the Portfolios.  The advisory  agreement  contains provisions  relating  to  the  employment  of  broker-dealers  to  effect  the
Portfolio's portfolio transactions.  The Manager is authorized by the advisory agreement to employ  broker-dealers,  including  "affiliated" brokers, as that term is  defined  in the  Investment  Company  Act.  The  Manager  may  employ broker-dealers  that the Manager  thinks,  in its best  judgment  based on all relevant  factors,  will  implement the policy of the Portfolio to obtain,  at
reasonable  expense,  the  "best  execution"  of  the  Portfolio's   portfolio
transactions.  "Best  execution"  means prompt and  reliable  execution at the most  favorable  price  obtainable.  The  Manager  need not  seek  competitive commission  bidding.  However, it is expected to be aware of the current rates of  eligible  brokers  and to  minimize  the  commissions  paid to the  extent consistent  with the interests and policies of the Portfolio as established by its Board of Trustees.

      Under the investment advisory agreement,  in choosing brokers to execute portfolio  transactions  for the  Portfolio,  the Manager  may select  brokers
(other than  affiliates) that provide  brokerage  and/or research  services to the  Portfolio  and/or  the  other  accounts  over  which the  Manager  or its affiliates have investment  discretion.  The concessions paid to those brokers may be higher than  another  qualified  broker  would  charge,  if the Manager makes a good faith  determination  that the  concession is fair and reasonable in relation to the services provided.

      Rule 12b-1 under the Investment Company Act prohibits any Portfolio from compensating a broker or dealer for promoting or selling the Portfolio's shares by (1) directing to that broker or dealer any of the Portfolio's portfolio transactions, or (2) directing any other remuneration to that broker or dealer, such as commissions, mark-ups, mark downs or other fees from the Portfolio's portfolio transactions, that were effected by another broker or dealer (these latter arrangements are considered to be a type of
"step-out" transaction). In other words, a Portfolio and its investment adviser cannot use the Portfolio's brokerage for the purpose of rewarding broker-dealers for selling the Portfolio's shares.

      However, the Rule permits Portfolios to effect brokerage transactions through firms that also sell Portfolio shares, provided that certain procedures are adopted to prevent a quid pro quo with respect to portfolio brokerage allocations. As permitted by the Rule, the Manager has adopted procedures (and the Fund's Board of Trustees has approved those procedures)
that permit the Portfolio to direct portfolio securities transactions to brokers or dealers that also promote or sell shares of the Portfolio, subject to the "best execution" considerations discussed above. Those procedures are designed to prevent: (1) the Manager's personnel who effect the Portfolio's transactions from taking into account a broker's or dealer's promotion or sales of the Portfolio shares when allocating the Portfolio's transactions, and (2) the Portfolio, the Manager and the Distributor from entering into agreements or understandings under which the Manager directs or is expected to direct the Portfolio's brokerage directly, or through a "step-out"
arrangement, to any broker or dealer in consideration of that broker's or dealer's promotion or sale of the Portfolio's shares or the shares of any of the other Oppenheimer funds.

Brokerage  Practices Followed by the Manager.  The Manager allocates brokerage for each  Portfolio  subject  to the  provisions  of the  investment  advisory agreement  and the  procedures  and  rules  described  above.  Generally,  the
Manager's  portfolio  traders  allocate  brokerage based upon  recommendations from  the  Manager's  portfolio  managers.  In  certain  instances,  portfolio managers may directly  place  trades and allocate  brokerage.  In either case, the Manager's executive officers supervise the allocation of brokerage.

      Transactions  in  securities  other than those for which an  exchange is the primary  market are generally done with  principals or market  makers.  In transactions  on foreign  exchanges,  a Portfolio may be required to pay fixed brokerage  commissions  and therefore would not have the benefit of negotiated
commissions  available  in  U.S.  markets.   Brokerage  commissions  are  paid
primarily for  transactions in listed  securities or for certain  fixed-income agency transactions in the secondary market. Otherwise,  brokerage commissions are paid only if it appears  likely that a better  price or  execution  can be obtained by doing so. In an option transaction,  the Portfolio ordinarily uses the same broker for the purchase or sale of the option and any  transaction in the securities to which the option relates.

      Other funds advised by the Manager have investment  policies  similar to those  of a  Portfolio.  Those  other  funds  may  purchase  or sell  the same securities as a Portfolio at the same time as a Portfolio,  which could affect the supply and price of the  securities.  If two or more funds  advised by the
Manager  purchase the same security on the same day from the same dealer,  the transactions  under  those  combined  orders  are  averaged  as to  price  and allocated in accordance  with the purchase or sale orders  actually placed for each account.

      In an  option  transaction,  each  Portfolio  ordinarily  uses  the same broker  for the  purchase  or sale of the option  and any  transaction  in the securities to which the option  relates.  When possible,  the Manager tries to combine  concurrent  orders to purchase or sell the same security by more than
one  of  the  accounts   managed  by  the  Manager  or  its  affiliates.   The
transactions  under  those  combined  orders  are  averaged  as to  price  and allocated in accordance  with the purchase or sale orders  actually placed for each account.

      The  investment  advisory  agreement  permits  the  Manager to  allocate
brokerage  for  research  services.   The  research  services  provided  by  a
particular  broker may be useful only to one or more of the advisory  accounts of the Manager and its affiliates.  The investment  research  received for the commissions  of those other  accounts may be useful both to the  Portfolio and one or  more of the  Manager's  other  accounts.  Investment  research  may be supplied to the Manager by a third party at the  instance of a broker  through which trades are placed.

      Investment   research  services  include  information  and  analysis  on particular  companies and industries as well as market or economic  trends and portfolio strategy,  market quotations for portfolio evaluations,  information systems,  computer  hardware and similar products and services.  If a research service  also  assists  the  Manager  in  a  non-research  capacity  (such  as bookkeeping or other  administrative  functions),  then only the percentage or
component   that  provides   assistance  to  the  Manager  in  the  investment
decision-making process may be paid in commission dollars.

      The Board of Trustees  permits the Manager to use stated  commissions on secondary  fixed-income  agency  trades  to  obtain  research  if  the  broker represents to the Manager that:  (i) the trade is not from or for the broker's own  inventory,  (ii) the trade was  executed by the broker on an agency basis at the  stated  commission,  and (iii) the trade is not a  riskless  principal transaction.  The Board of Trustees  permits the Manager to use commissions on fixed-price  offerings to obtain research,  in the same manner as is permitted for agency transactions.

      The  research  services  provided  by  brokers  broadens  the  scope and supplements  the research  activities of the Manager.  That research  provides additional views and comparisons for  consideration,  and helps the Manager to obtain market  information  for the  valuation of  securities  that are either held in a Portfolio's  portfolio or are being  considered  for  purchase.  The
Manager  provides  information  to the  Board  about the  commissions  paid to brokers furnishing such services,  together with the Manager's  representation that the amount of such  commissions  was  reasonably  related to the value or benefit of such services.

Distribution and Service Plans

The Distributor. Under its General Distributor's Agreement with each of the
Portfolios, the Distributor acts as each of the Portfolio's principal underwriter in the continuous public offering of each Portfolio's classes of shares. The Distributor bears the expenses normally attributable to sales, including advertising and the cost of printing and mailing prospectuses, other than those furnished to existing shareholders. The Distributor is not obligated to sell a specific number of shares.

Distribution and Service Plans. Each Portfolio has adopted a Service Plan for
Class A shares and Distribution and Service Plans for Class B, Class C and
Class N shares under Rule 12b-1 of the Investment Company Act. Under those plans a Portfolio pays the Distributor for all or a portion of its costs incurred in connection with the distribution and/or servicing of the shares of the particular class.

      Each plan has been approved by a vote of the Board of Trustees, including a majority of the Independent Trustees(6), cast in person at a meeting called for the purpose of voting on that plan.  The shareholder votes for the plans were cast by the Manager as the sole initial shareholder of the shares of each class of shares of the Portfolios.

      Under the Plans, the Manager and the Distributor may make payments to affiliates. In their sole discretion, they may also from time to time make substantial payments from their own resources, which include the profits the
Manager derives from the advisory fees it receives from the Portfolio, to compensate brokers, dealers, financial institutions and other intermediaries for providing distribution assistance and/or administrative services or that otherwise promote sales of the Portfolio's shares. These payments, some of which may be referred to as "revenue sharing," may relate to the Portfolio's inclusion on a financial intermediary's preferred list of funds offered to its clients.

      Unless a plan is terminated as described below, the plan continues in effect from year to year but only if the Board of Trustees and its
Independent Trustees specifically vote annually to approve its continuance.
Approval must be by a vote cast in person at a meeting called for the purpose of voting on continuing the plan. A plan may be terminated at any time by the vote of a majority of the Independent Trustees or by the vote of the holders of a "majority" (as defined in the Investment Company Act) of the outstanding shares of that class.

      The Board of Trustees  and the  Independent  Trustees  must  approve all material  amendments to a plan. An amendment to increase materially the amount of payments to be made under a Plan must be  approved by  shareholders  of the class  affected by the  amendment.  Because  Class B shares of each  Portfolio automatically  convert  into  Class A shares 72  months  after  purchase,  the
Portfolio  must obtain the  approval of both Class A and Class B  shareholders for a proposed  material  amendment to the Class A Plan that would  materially increase  payments  under the Plan.  That approval must be by a "majority" (as defined in the  Investment  Company  Act) of the shares of each Class,  voting separately by class.

      While the Plans are in effect,  the  Treasurer of each  Portfolio  shall provide  separate  written  reports on the plans to the Board of  Trustees  at least  quarterly  for its review.  The reports  shall detail the amount of all payments  made under a plan and the purpose for which the payments  were made.
Those  reports  are  subject  to the review and  approval  of the  Independent
Trustees.

      Each Plan states that while it is in effect, the selection and nomination of those Trustees of the Fund who are not "interested persons" of the Fund is committed to the discretion of the Independent Trustees. This does not prevent the involvement of others in the selection and nomination process as long as the final decision as to selection or nomination is approved by a majority of the Independent Trustees.

      Under the Plans, no payment will be made to any recipient in any period in which the aggregate net asset value of all Portfolio shares held by the recipient for itself and its customers does not exceed a minimum amount, if any, that may be set from time to time by a majority of the Independent
Trustees. The Board of Trustees has set no minimum amount of assets to qualify for payments under the plans.

|X|   Class A Service Plan Fees. Under the Class A service plan, the
Distributor currently uses the fees it receives from the Portfolio to pay brokers, dealers and other financial institutions (they are referred to as
"recipients") for personal services and account maintenance services they provide for their customers who hold Class A shares. The services include, among others, answering customer inquiries about the Portfolio, assisting in establishing and maintaining accounts in the Portfolio, making the
Portfolio's investment plans available and providing other services at the request of the Portfolio or the Distributor.  The Class A service plan permits reimbursements to the Distributor at a rate of up to 0.25% of average net assets of Class A shares.  The Distributor does not receive or retain the service fee on Class A shares in accounts for which the Distributor has been listed as the broker-dealer of record.  While the plan permits the Board to authorize payments to the Distributor to reimburse itself for services under the plan, the Board has not yet done so, except in the case of the special arrangement described below. The Distributor makes payments to plan recipients periodically at an annual rate not to exceed 0.25% of the average annual net assets consisting of Class A shares held in the accounts of the recipients or their customers.

      With respect to purchases of Class A shares subject to a contingent deferred sales charge by certain retirement plans that purchased such shares prior to March 1, 2001 ("grandfathered retirement accounts"), the Distributor currently intends to pay the service fee to Recipients in advance for the first year after the shares are purchased. During the first year the shares are sold, the Distributor retains the service fee to reimburse itself for the costs of distributing the shares. After the first year shares are outstanding, the Distributor makes service fee payments to recipients periodically on those shares. The advance payment is based on the net asset value of shares sold. Shares purchased by exchange do not qualify for the advance service fee payment. If Class A shares purchased by grandfathered retirement accounts are redeemed during the first year after their purchase, the Recipient of the service fees on those shares will be obligated to repay the Distributor a pro rata portion of the advance payment of the service fee made on those shares.

      Any unreimbursed expenses the Distributor incurs with respect to Class
A shares in any fiscal year cannot be recovered in subsequent years.  The
Distributor may not use payments received under the Class A plans to pay any of its interest expenses, carrying charges, or other financial costs, or allocation of overhead.

      Any unreimbursed expenses the Distributor in incurs with respect to
Class A shares in any fiscal year cannot be recovered in subsequent years.
The Distributor may not use payments received under the Class A plans to pay any of its interest expenses, carrying charges, or other financial costs, or allocation of overhead.

|X|   Class B, Class C and Class N Service and Distribution Plan Fees. Under
each Plan, service fees and distribution fees are computed on the average of the net asset value of shares in the respective class, determined as of the close of each regular business day during the period. The Class B, Class C and Class N plans provide for the Distributor to be compensated at a flat rate, whether the Distributor's distribution expenses are more or less than the amounts paid by the Portfolios under the plan during the period for which the fee is paid. The types of services that recipients provide are similar to the services provided under the Class A service plan, described above.

      Each Plan permits the Distributor to retain both the asset-based sales charges and the service fees or to pay recipients the service fee on a periodic basis, without payment in advance. However, the Distributor currently intends to pay the service fee to recipients in advance for the first year after Class B, Class C and Class N shares are purchased. After the first year Class B, Class C or Class N shares are outstanding, after their purchase, the Distributor makes service fee payments periodically on those shares. The advance payment is based on the net asset value of shares sold.
Shares purchased by exchange do not qualify for the advance service fee payment. If Class B, Class C or Class N shares are redeemed during the first year after their purchase, the recipient of the service fees on those shares will be obligated to repay the Distributor a pro rata portion of the advance payment of the service fee made on those shares.

      Class B, Class C or Class N shares may not be purchased by an investor directly from the Distributor without the investor designating another broker-dealer of record. If the investor no longer has another broker-dealer of record for an existing account, the Distributor is automatically designated as the broker-dealer of record, but solely for the purpose of acting as the investor's agent to purchase the shares. In those cases, the
Distributor retains the asset-based sales charge paid on Class B, Class C and
Class N shares, but does not retain any service fees as to the assets represented by that account.

      The asset-based sales charge and service fees increase Class B and
Class C expenses by 1.00% and the asset-based sales charge and service fees increases Class N expenses by 0.50% of the net assets per year of the respective class.

      The Distributor retains the asset-based sales charge on Class B and
Class N shares. The Distributor retains the asset-based sales charge on Class
C shares during the first year the shares are outstanding. It pays the asset-based sales charge as an ongoing concession to the recipient on Class C shares outstanding for a year or more. If a dealer has a special agreement with the Distributor, the Distributor will pay the Class B, Class C or Class
N service fee and the asset-based sales charge to the dealer periodically in lieu of paying the sales concessions and service fee in advance at the time of purchase.

      The  asset-based  sales  charges  on Class B, Class C and Class N shares allow  investors to buy shares without a front-end sales charge while allowing the Distributor to compensate  dealers that sell those shares.  Each Portfolio pays  the  asset-based  sales  charges  to the  Distributor  for its  services rendered in  distributing  Class B, Class C and Class N shares.  The  payments are made to the Distributor in recognition that the Distributor:
o     pays sales concessions to authorized  brokers and dealers at the time of sale and pays service fees as described above,
o     may  finance  payment of sales  concessions  and/or  the  advance of the service fee  payment to  recipients  under the plans,  or may provide such  financing  from its own  resources or from the  resources of an affiliate,
o     employs personnel to support  distribution of Class B, Class C and Class
         N shares,
o     bears  the  costs  of sales  literature,  advertising  and  prospectuses
         (other than those furnished to current  shareholders) and state "blue sky" registration fees and certain other distribution expenses,
o     may not be able to  adequately  compensate  dealers  that sell  Class B,
         Class C and Class N shares without  receiving payment under the plans and  therefore  may not be able to offer such Classes for sale absent the plans,
o     receives  payments under the plans  consistent with the service fees and asset-based  sales charges paid by other  non-proprietary  funds that charge 12b-1 fees,
o     may use the  payments  under the plan to include a Portfolio  in various third-party  distribution  programs  that  may  increase  sales  of a
         Portfolios shares,
o     may  experience  increased  difficulty  selling a Portfolio's  shares if payments  under the plan are  discontinued  because  most  competitor
         funds  have  plans  that  pay  dealers  for  rendering   distribution
         services  as much or more than the  amounts  currently  being paid by the Portfolio, and
o     may not be able to continue providing,  at the same or at a lesser cost, the same  quality  distribution  sales  efforts and  services,  or to obtain such services  from brokers and dealers,  if the plan payments were to be discontinued.

      The Distributor's  actual expenses in selling Class B, Class C and Class
N shares  may be more  than  the  payments  it  receives  from the  contingent deferred  sales charges  collected on redeemed  shares and from each Portfolio under the  plans.  If either  the Class B,  Class C or Class N plan were to be terminated by the Portfolio,  the Board of Trustees may allow the Portfolio to continue  payments of the  asset-based  sales  charge to the  Distributor  for distributing shares before the plan was terminated.

      All  payments  under the Class B, Class C and Class N plans are  subject to the  limitations  imposed by the Conduct Rules of the National  Association of  Securities  Dealers,  Inc. on payments of  asset-based  sales  charges and service fees.

Payments to Fund Intermediaries

      Financial intermediaries may receive various forms of compensation or reimbursement from the Fund in the form of 12b-1 plan payments as described in the preceding section of this Statement of Additional Information. They may also receive reallowance of commissions from the Distributor, derived from sales charges paid by the clients of the financial intermediary, also as described in this Statement of Additional Information. Additionally, the
Manager and/or the Distributor (including their affiliates) may make payments to financial intermediaries in connection with their offering and selling shares of the Fund and other Oppenheimer funds, providing marketing or promotional support, transaction processing and/or administrative services.
Among the financial intermediaries that may receive these payments are brokers and dealers who sell and/or hold shares of the Fund, banks (including bank trust departments), registered investment advisers, insurance companies, retirement plan and qualified tuition program administrators, third party administrators, and other institutions that have selling, servicing or similar arrangements with the Manager or Distributor. The payments to intermediaries vary by the types of product sold, the features of the Fund share class and the role played by the intermediary.

      Possible types of payments to financial intermediaries include, without limitation, those discussed below.

o     Payments made by the Fund, or by an investor buying or selling shares of the Fund may include:

o     depending on the share class that the investor selects, contingent deferred sales charges or initial front-end sales charges, all or a portion of which front-end sales charges are payable by the
            Distributor to financial intermediaries as sales commissions (see
            "About Your Account" in the Prospectus);
o     ongoing asset-based payments attributable to the share class selected, including fees payable under the Fund's distribution and/or service plans adopted under Rule 12b-1 under the Investment
            Company Act, which are paid from the Fund's assets and allocated to the class of shares to which the plan relates (see "About the
            Fund -- Distribution and Service Plans" above);
o     shareholder servicing payments for providing omnibus accounting, recordkeeping, networking, sub-transfer agency or other
            administrative or shareholder services, including retirement plan and 529 plan administrative services fees, which are paid from the assets of a Fund as reimbursement to the Manager or
            Distributor for expenses they incur on behalf of the Fund.

o     Payments made by the Manager or Distributor out of their respective resources and assets, which may include profits the Manager derives from investment advisory fees paid by the Fund. These payments are made at the discretion of the Manager and/or the Distributor. These payments, often referred to as "revenue sharing" payments, may be in addition to the payments by the Fund listed above.

o     These types of payments may reflect compensation for marketing support, support provided in offering the Fund or other Oppenheimer funds through certain trading platforms and programs, transaction processing or other services;
o     The Manager and Distributor each may also pay other compensation to the extent the payment is not prohibited by law or by any
            self-regulatory agency, such as the NASD. Payments are made based on the guidelines established by the Manager and Distributor, subject to applicable law.

      These payments may provide an incentive to financial intermediaries to actively market or promote the sale of shares of the Fund or other
Oppenheimer funds, or to support the marketing or promotional efforts of the
Distributor in offering shares of the Fund or other Oppenheimer funds. In addition, some types of payments may provide a financial intermediary with an incentive to recommend the Fund or a particular share class. Financial intermediaries may earn profits on these payments, since the amount of the payment may exceed the cost of providing the service. Certain of these payments are subject to limitations under applicable law. Financial intermediaries may categorize and disclose these arrangements to their clients and to members of the public in a manner different from the disclosures in the Fund's prospectus and this Statement of Additional
Information. You should ask your financial intermediary for information about any payments it receives from the Fund, the Manager or the Distributor and any services it provides, as well as the fees and commissions it charges.

      Although brokers or dealers that sell Fund shares may also act as a broker or dealer in connection with the execution of the purchase or sale of portfolio securities by the Fund or other Oppenheimer funds, a financial intermediary's sales of shares of the Fund or such other Oppenheimer funds is not a consideration for the Manager when choosing brokers or dealers to effect portfolio transactions for the Fund or such other Oppenheimer funds.

      Revenue sharing payments can pay for distribution-related or asset retention items including, without limitation,

o     transactional support, one-time charges for setting up access for the
         Fund or other Oppenheimer funds on particular trading systems, and paying the intermediary's networking fees;

o     program support, such as expenses related to including the Oppenheimer funds in retirement plans, college savings plans, fee-based advisory or wrap fee programs, fund "supermarkets", bank or trust company products or insurance companies' variable annuity or variable life insurance products;

o     placement on the dealer's list of offered funds and providing representatives of the Distributor with access to a financial intermediary's sales meetings, sales representatives and management representatives.

      Additionally, the Manager or Distributor may make payments for firm support, such as business planning assistance, advertising, and educating a financial intermediary's sales personnel about the Oppenheimer funds and shareholder financial planning needs.

      For the year ended December 31, 2004, the following financial intermediaries that are broker-dealers offering shares of the Oppenheimer funds, and/or their respective affiliates, received revenue sharing or similar distribution-related payments from the Manager or Distributor for marketing or program support:

================================================================================
Advest Inc.                             Aegon
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
A.G. Edwards & Sons, Inc                AIG Network
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Allianz Life Insurance Company          Allstate Life Insurance Company
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Ameritas Life Insurance Corporation     American Centurian Life Insurance
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
American Enterprise Life Insurance      American Express Financial Advisors
                                        Inc.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
American Portfolios                     Annuity Investors Life
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
AXA Advisors                            Banc One Securities Corporation
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Bank of New York                        Cadaret Grant & Co. Inc.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Charter One Securities Inc.             Chase Investment Services
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Citigroup Financial Network             CitiStreet
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Citizens Bank of Rhode Island           CJM Planning Corp.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Columbus Life Insurance Company         Commonwealth Financial Network
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
CUNA Brokerage Services Inc.            CUSO Financial Services, L.P.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Federal Kemper                          First Allied Securities Inc
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
First Global Capital                    GE Financial Assurance
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
GlenBrook Life and Annuity Co.          Great West Life & Annuity Co., Inc.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
HD Vest                                 Hewitt Associates
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
HSBC Brokerage (USA) Inc.               ING Network
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Jefferson Pilot Securities Corporation  John Hancock Variable Life Insurance
                                        Company
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Kemper Life Assurance Company           Legend Equities Corporation
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Legg Mason Wood Walker, Incorporated    Lincoln National Life Insurance Company
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Lincoln Financial Advisors Corporation  Lincoln Investment Planning
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Linsco/Private Ledger Corp.             MassMutual Financial Group and
                                        affiliates
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
McDonald Investments, Inc.              Merrill Lynch & Co., Inc. and
                                        affiliates
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Metlife and affiliates                  Minnesota Life Insurance Company
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Morgan Stanley DW Inc.                  NPH Network
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Nationwide and affiliates               New York Life Securities, LLC
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
PacLife Network                         Park Avenue Securities LLC
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Planmember Securities Corporation       Prime Capital Services, Inc.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Princor Financial Services Corporation  Protective Life Insurance Co.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Provident Mutual Insurance Company      Prudential Investment Management
                                        Services LLC
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Raymond James Financial Services, Inc.  Raymond James & Associates, Inc.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
RBC Dain Rauscher Inc.                  Securities America, Inc.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Security Benefit Life Insurance Company Signator Investments
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Sun Life Insurance Company              Suntrust Investment Services, Inc.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Tower Square Securities, Inc            Travelers Life & Annuity Co., Inc.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
UBS Financial Services Inc.             Union Central Life Insurance Company
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Wachovia Securities LLC                 Wells Fargo Investments, LLC
================================================================================

      For the year ended December 31, 2004, the following firms, which in some cases are broker-dealers, received payments from the Manager or
Distributor for administrative or other services provided (other than revenue sharing arrangements), as described above:

================================================================================
ABN AMRO                                ADP
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Alliance Benefit Group                  AMVESCAP Retirement Plans
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
American Stock & Transfer               Baden Retirement
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
BCG                                     Benefit Administration Co., LLC
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Benefit Administration, Inc.            Benefit Plans Administrative Services
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Benetech, Inc.                          BISYS Retirement Services
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Boston Financial Data Services          Ceridian
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Circle Trust Company                    Citigroup
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
CitiStreet                              CPI
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Daily Access.Com, Inc.                  Digital Retirement Solutions
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Dyatech                                 ERISA Administrative Services, Inc.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
ExpertPlan.com                          FAScore
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
FBD Consulting                          Federated Investors
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Fidelity Institutional                  First National Bank of Omaha
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
First Trust Corp.                       Franklin Templeton
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Geller Group                            Gold K
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Great West Financial Services           Hartford Life Insurance Co.
Equities, Inc.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
ICMA - RC Services                      In West Pension Mgmt
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Independent Plan Coordinators           Ingham Group
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Interactive Retirement Systems, Ltd.    Invesmart, Inc.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Kaufman & Goble                         Leggette & Co., Inc.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Manulife                                MassMutual Financial Group and
                                        affiliates
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Matrix Settlement & Clearance Services  Mellon HR Solutions
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Merrill Lynch & Co., Inc.               Metavante
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Metlife Securities Inc.                 MFS Investment Management
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Mid Atlantic Capital Corp.              Milliman USA
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Morgan Stanley DW Inc.                  National City Bank
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
National Financial Services Corp.       National Investors Services Corp.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Nationwide Investment Service Corp.     New York Life Investment Management,
                                        Inc.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Northwest Plan Services                 Pension Administration and Consulting
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
PFPC, Inc.                              PSMI Group
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Putnam Fiduciary Trust Company          Quads Trust Company
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
RSM McGladrey                           SAFECO
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Charles Schwab & Co., Inc.              Security Trust Company
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Sentinel / National Life                Standard Insurance Co
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Stanley, Hunt, Dupree & Rhine           State Street Bank & Trust Company
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Suntrust Investment Services, Inc.      Swerdlin & Co.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
T. Rowe Price Brokerage Services, L.P.  Taylor, Perky & Parker, LLC
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
The 401k Company                        The Investment Center, Inc.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Trusource                               Union Bank and Trust Co.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
USI Consulting Group                    Vanguard Group
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Web401K.com                             Wilmington Trust Company
================================================================================

Performance of the Portfolios

Explanation of Performance Terminology.  The Portfolios use a variety of terms to illustrate their investment  performance.  Those terms include  "cumulative total return,"  "average annual total return," "average annual total return at net asset value" and "total return at net asset value." An  explanation of how total  returns  are  calculated  is set forth  below.  You can obtain  current
performance   information  by  calling  the  Portfolio's   Transfer  Agent  at
1.800.225.5677  or  by  visiting  the  OppenheimerFunds  Internet  website  at
www.oppenheimerfunds.com.

      Each   Portfolio's    illustrations   of   its   performance   data   in
advertisements  must comply with rules of the SEC.  Those rules  describe  the types of performance data that may be used and how it is to be calculated.  In general,  any  advertisement  by a  Portfolio  of its  performance  data  must include the average  annual total returns for the  advertised  class of shares of the  Portfolio.  Those  returns  must be shown for the 1-,  5- and  10-year periods  (or the life of the class,  if less)  ending as of the most  recently ended calendar quarter prior to the publication of the  advertisement  (or its submission for publication).

      Use of  standardized  performance  calculations  enables an  investor to compare a Portfolio's  performance  to the  performance of other funds for the same periods.  However,  a number of factors should be considered before using a Portfolio's  performance  information as a basis for  comparison  with other investments:

o     Total returns  measure the  performance of a  hypothetical  account in a
         Portfolio  over various  periods and do not show the  performance  of each  shareholder's  account.  Your account's  performance  will vary from the model  performance  data if your  dividends  are received in cash,  or you buy or sell  shares  during the  period,  or you bought your  shares at a  different  time and price than the shares  used in the model.
o     A  Portfolio's  performance  returns may not reflect the effect of taxes on dividends and capital gains distributions.
o     An  investment  in a  Portfolio  is not insured by the FDIC or any other government agency.
o     The principal value of a Portfolio's  shares,  and total returns are not guaranteed and normally will fluctuate on a daily basis.
o     When an investor's  shares are redeemed,  they may be worth more or less than their original cost.
o     Total   returns   for  any  given  past  period   represent   historical
         performance information and are not, and should not be considered,  a prediction of future returns.

      The  performance  of each class of shares is shown  separately,  because the  performance  of each class of shares will usually be  different.  That is because  of the  different  kinds of  expenses  each  class  bears.  The total returns  of each  class of  shares  of a  Portfolio  are  affected  by  market conditions,  the quality of a Portfolio's  investments,  the maturity of those investments,  the types of  investments a Portfolio  holds,  and its operating expenses that are allocated to the particular class.

      |X|   Total  Return  Information.  There are  different  types of "total returns" to measure a Portfolio's  performance.  Total return is the change in value  of a  hypothetical  investment  in a  Portfolio  over a  given  period, assuming that all dividends and capital gains  distributions are reinvested in additional  shares  and  that the  investment  is  redeemed  at the end of the period.  Because of  differences  in  expenses  for each class of shares,  the total returns for each class are separately  measured.  The  cumulative  total return  measures the change in value over the entire period (for example,  ten years).  An average  annual  total return shows the average rate of return for each year in a period that would produce the cumulative  total return over the entire  period.  However,  average  annual  total  returns do not show  actual year-by-year  performance.  A Portfolio uses standardized calculations for its total returns as prescribed by the SEC. The methodology is discussed below.

      In  calculating  total returns for Class A shares,  the current  maximum sales charge of 5.75%-equity  funds (as a percentage of the offering price) is deducted from the initial  investment  ("P" in the formula  below) (unless the return  is shown  without  sales  charge,  as  described  below).  For Class B shares,  payment  of  the  applicable  contingent  deferred  sales  charge  is applied,  depending  on the period for which the return is shown:  5.0% in the first year, 4.0% in the second year, 3.0% in the third and fourth years,  2.0%
in the fifth  year,  1.0% in the sixth year and none  thereafter.  For Class C shares, the 1.0% contingent  deferred sales charge is deducted for returns for the one-year period.  For Class N shares,  the 1.0% contingent  deferred sales charge is deducted for returns for the one-year and  life-of-class  periods as applicable.

o     Average Annual Total Return.  The "average  annual total return" of each class is an  average  annual  compounded  rate of  return  for each  year in a specified  number of years.  It is the rate of return  based on the  change in value of a  hypothetical  initial  investment  of $1,000  ("P" in the  formula below)  held for a number of years ("n" in the  formula)  to achieve an Ending
Redeemable Value ("ERV" in the formula) of that  investment,  according to the following formula:

ERV   l/n - 1  Average Annual Total
               Return
  P

o     Average  Annual  Total  Return  (After  Taxes  on  Distributions).   The
"average  annual  total  return  (after  taxes on  distributions)"  of Class A shares is an  average  annual  compounded  rate of  return  for each year in a specified  number of years,  adjusted  to show the  effect  of  federal  taxes
(calculated using the highest individual  marginal federal income tax rates in effect on any  reinvestment  date) on any  distributions  made by a  Portfolio during the specified  period.  It is the rate of return based on the change in value of a  hypothetical  initial  investment  of $1,000  ("P" in the  formula below)  held for a number of years ("n" in the  formula)  to achieve an ending value  ("ATVD" in the formula) of that  investment,  after taking into account the effect of taxes on Portfolio  distributions,  but not on the redemption of
Portfolio shares, according to the following formula:

           - 1 = Average Annual Total Return (After Taxes on
ATVD   l/n     Distributions)
  P

o     Average   Annual  Total  Return  (After  Taxes  on   Distributions   and
Redemptions).  The "average annual total return (after taxes on  distributions and  redemptions)"  of Class A shares is an average annual  compounded rate of return  for each year in a  specified  number of years,  adjusted  to show the effect of federal  taxes  (calculated  using the highest  individual  marginal federal  income  tax  rates  in  effect  on  any  reinvestment  date)  on  any distributions  made by a Portfolio  during the specified period and the effect of capital  gains taxes or capital loss tax benefits  (each  calculated  using the  highest  federal  individual  capital  gains  tax rate in  effect  on the redemption  date)  resulting  from the  redemption of the shares at the end of the  period.  It is the  rate of  return  based  on the  change  in value of a hypothetical  initial investment of $1,000 ("P" in the formula below) held for a number of years ("n" in the formula) to achieve an ending value  ("ATVDR" in the  formula) of that  investment,  after  taking  into  account the effect of taxes on Portfolio  distributions  and on the redemption of Portfolio  shares, according to the following formula:

ATVDR       - 1  = Average Annual Total Return (After Taxes on Distributions
l/n              and Redemption)
  P

o     Cumulative  Total Return.  The  "cumulative  total  return"  calculation measures the change in value of a  hypothetical  investment  of $1,000 over an entire  period of years.  Its  calculation  uses some of the same  factors  as average annual total return,  but it does not average the rate of return on an annual basis. Cumulative total return is determined as follows:

 ERV - P   = Total Return
-----------
    P

o     Total  Returns at Net Asset  Value.  From time to time a  Portfolio  may also  quote a  cumulative  or an  average  annual  total  return "at net asset value"  (without  deducting  sales  charges)  for Class A, Class B, Class C or
Class N shares.  Each is based on the  difference in net asset value per share at the  beginning and the end of the period for a  hypothetical  investment in that class of shares  (without  considering  front-end or contingent  deferred sales charges) and takes into  consideration the reinvestment of dividends and capital gains distributions.

Other  Performance  Comparisons.   Each  Portfolio  compares  its  performance
annually to that of an  appropriate  broadly-based  market index in its Annual
Report to  shareholders.  You can obtain that  information  by contacting  the
Transfer  Agent at the  addresses or telephone  numbers  shown on the cover of this  Statement of  Additional  Information.  A Portfolio may also compare its performance to that of other  investments,  including  other mutual funds,  or use rankings of its performance by independent  ranking entities.  Examples of these performance comparisons are set forth below.

      |X|   Lipper  Rankings.  From time to time a  Portfolio  may publish the ranking  of  the  performance  of  its  classes  of  shares  by  Lipper,  Inc.
("Lipper").  Lipper is a widely-recognized  independent mutual fund monitoring service.  Lipper monitors the performance of regulated  investment  companies, including the Portfolios,  and ranks their  performance for various periods in categories based on investment  styles.  The Lipper  performance  rankings are based  on  total  returns  that  include  the  reinvestment  of  capital  gain distributions  and income  dividends  but do not take  sales  charges or taxes
into  consideration.   Lipper  also  publishes  "peer-group"  indices  of  the
performance  of all mutual  funds in a category  that it monitors and averages of the performance of the funds in particular categories.

|X|   Morningstar Ratings.  From time to time a Portfolio may publish the star rating of the  performance of its classes of shares by  Morningstar,  Inc., an independent mutual fund monitoring service.  Morningstar rates mutual funds in their specialized market sector. The Portfolios are not yet rated.

      Morningstar  proprietary star ratings reflect  historical  risk-adjusted total  investment  return.  For each fund with at least a three-year  history,
Morningstar   calculates  a   Morningstar   Rating(TM)based  on  a  Morningstar
Risk-Adjusted  Return  measure that accounts for variation in a fund's monthly performance  (including  the effects of sales charges,  loads,  and redemption fees),  placing more emphasis on downward variations and rewarding  consistent performance.  The top 10% of funds in each category  receive 5 stars, the next
22.5% receive 4 stars,  the next 35% receive 3 stars, the next 22.5% receive 2 stars,  and the bottom 10%  receive 1 star.  (Each share class is counted as a fraction of one fund within this scale and rated  separately,  which may cause slight variations in the distribution  percentages.)  The Overall  Morningstar
Rating  for a fund is  derived  from a  weighted  average  of the  performance
figures  associated  with  its  three-,   five-and  ten-year  (if  applicable)
Morningstar Rating metrics.

      |X|   Performance   Rankings  and  Comparisons  by  Other  Entities  and
Publications.  From time to time a Portfolio may include in its advertisements and  sales  literature  performance  information  about a  Portfolio  cited in newspapers and other  periodicals  such as The New York Times, The Wall Street
Journal,  Barron's,  or similar  publications.  That  information  may include performance  quotations from other sources,  including Lipper and Morningstar.
The  performance  of a  Portfolio's  classes  of  shares  may be  compared  in
publications   to  the   performance   of  various  market  indices  or  other
investments,  and averages,  performance rankings or other benchmarks prepared by recognized mutual fund statistical services.

      Investors  may also wish to compare the returns on a  Portfolio's  share classes to the return on  fixed-income  investments  available  from banks and
thrift  institutions.   Those  include   certificates  of  deposit,   ordinary
interest-paying  checking  and savings  accounts,  and other forms of fixed or variable time deposits,  and various other instruments such as Treasury bills.
However,  a Portfolio's  returns and share price are not guaranteed or insured by the  FDIC  or any  other  agency  and  will  fluctuate  daily,  while  bank depository  obligations may be insured by the FDIC and may provide fixed rates of return.  Repayment  of  principal  and  payment  of  interest  on  Treasury securities is backed by the full faith and credit of the U.S. government.

      From time to time,  a Portfolio  may publish  rankings or ratings of the
Manager or Transfer Agent,  and of the investor  services  provided by them to shareholders of the Oppenheimer funds, other than performance  rankings of the
Oppenheimer  funds  themselves.  Those ratings or rankings of shareholder  and investor  services by third parties may include  comparisons of their services to those  provided  by other  mutual fund  families  selected by the rating or ranking  services.  They  may be based  upon the  opinions  of the  rating  or ranking service itself, using its research or judgment,  or based upon surveys of investors, brokers, shareholders or others.

      From time to time a  Portfolio  may  include in its  advertisements  and sales  literature the total return  performance  of a hypothetical  investment account that includes shares of a Portfolio and other  Oppenheimer  funds. The combined  account may be part of an illustration of an asset  allocation model or similar  presentation.  The account  performance  may combine  total return performance  of  a  Portfolio  and  the  total  return  performance  of  other
Oppenheimer funds included in the account. Additionally,  from time to time, a
Portfolio's  advertisements and sales literature may include, for illustrative or comparative  purposes,  statistical data or other information about general or specific market and economic conditions. That may include, for example,
o     information  about the performance of certain  securities or commodities markets or segments of those markets,
o     information  about  the  performance  of  the  economies  of  particular countries or regions,
o     the   earnings  of   companies   included  in  segments  of   particular
         industries, sectors, securities markets, countries or regions,
o     the  availability  of  different  types of  securities  or  offerings of securities,
o     information  relating to the gross national or gross domestic product of the United States or other countries or regions,
o     comparisons   of  various  market  sectors  or  indices  to  demonstrate performance, risk, or other characteristics of a Portfolio.

ABOUT YOUR ACCOUNT

How to Buy Shares

Additional  information is presented  below about the methods that can be used to buy shares of the Portfolios.  Appendix C contains more  information  about the special  sales  charge  arrangements  offered by the  Portfolios,  and the circumstances  in which  sales  charges  may be reduced or waived for  certain classes of investors.

When you  purchase  shares of a  Portfolio,  your  ownership  interest  in the shares in the  Portfolio  will be  recorded  as a book entry on the records of the  Portfolio.  The Portfolio  will not issue or  re-register  physical share certificates.

AccountLink.  When shares are  purchased  through  AccountLink,  each purchase must be at least $50 and  shareholders  must  invest at least  $500  before an
Asset  Builder Plan  (described  below) can be  established  on a new account.
Shares  will be  purchased  on the regular  business  day the  Distributor  is instructed to initiate the Automated  Clearing  House ("ACH")  transfer to buy the  shares.  Dividends  will  begin to accrue on  shares  purchased  with the proceeds of ACH  transfers on the business  day a Portfolio  receives  Federal
Funds  for the  purchase  through  the ACH  system  before  the  close  of the
Exchange  normally closes at 4:00 P.M., but may close earlier on certain days.
If  Federal  Funds  are  received  on a  business  day  after the close of the
Exchange,  the shares will be purchased and dividends  will begin to accrue on the next regular  business  day. The  proceeds of ACH  transfers  are normally received by a Portfolio  three days after the transfers are initiated.  If the proceeds  of the  ACH  transfer  are  not  received  on a  timely  basis,  the
Distributor  reserves the right to cancel the purchase order.  The Distributor and the Portfolios  are not  responsible  for any delays in purchasing  shares resulting from delays in ACH transmissions.

Reduced Sales Charges. As discussed in the Prospectus,  a reduced sales charge rate may be  obtained  for  Class A shares  under  Right of  Accumulation  and
Letters of Intent  because of the  economies of sales efforts and reduction in expenses  realized by the Distributor,  dealers and brokers making such sales.
No sales  charge is  imposed  in  certain  other  circumstances  described  in
Appendix  C  to  this   Statement  of  Additional   Information   because  the
Distributor or dealer or broker incurs little or no selling expenses.

      A fiduciary can count all shares purchased for a trust,  estate or other fiduciary  account  (including one or more employee  benefit plans of the same employer) that has multiple  accounts.  The Distributor will add the value, at current  offering price, of the shares you previously  purchased and currently own to the value of current  purchases to determine the sales charge rate that applies.  The reduced sales charge will apply only to current  purchases.  You must request it when you buy shares.

The Oppenheimer  Funds. The Oppenheimer funds are those mutual funds for which the Distributor acts as the distributor and currently include the following:

Oppenheimer AMT-Free Municipals           Oppenheimer Limited Term Municipal Fund
Oppenheimer AMT-Free New York Municipals  Oppenheimer Main Street Fund
Oppenheimer Balanced Fund                 Oppenheimer Main Street Opportunity Fund
Oppenheimer Core Bond Fund                Oppenheimer Main Street Small Cap Fund
Oppenheimer California Municipal Fund     Oppenheimer MidCap Fund
Oppenheimer Capital Appreciation Fund     Oppenheimer New Jersey Municipal Fund
Oppenheimer Capital Income Fund           Oppenheimer Pennsylvania Municipal Fund
                                          Oppenheimer   Principal  Protected  Main
Oppenheimer Champion Income Fund          Street Fund
                                          Oppenheimer   Principal  Protected  Main
Oppenheimer Convertible Securities Fund   Street Fund II
                                          Oppenheimer   Principal  Protected  Main
Oppenheimer Developing Markets Fund       Street Fund III
Oppenheimer Disciplined Allocation Fund   Oppenheimer Quest Balanced Fund
                                          Oppenheimer  Quest  Capital  Value Fund,
Oppenheimer Discovery Fund                Inc.
                                          Oppenheimer  Quest  International  Value
Oppenheimer Dividend Growth Fund          Fund, Inc.
Oppenheimer Emerging Growth Fund          Oppenheimer Quest Opportunity Value Fund
Oppenheimer Emerging Technologies Fund    Oppenheimer Quest Value Fund, Inc.
Oppenheimer Enterprise Fund               Oppenheimer Real Asset Fund
Oppenheimer Equity Fund, Inc.             Oppenheimer Real Estate Fund
                                          Oppenheimer      Rochester      National
Oppenheimer Global Fund                   Municipals
Oppenheimer Global Opportunities Fund     Oppenheimer Select Value Fund
Oppenheimer Gold & Special Minerals Fund  Oppenheimer Senior Floating Rate Fund
Oppenheimer Growth Fund                   Oppenheimer Small- & Mid- Cap Value Fund
Oppenheimer High Yield Fund               Oppenheimer Strategic Income Fund
Oppenheimer International Bond Fund       Oppenheimer Total Return Bond Fund
Oppenheimer   International   Diversified
Fund                                      Oppenheimer U.S. Government Trust
Oppenheimer International Growth Fund     Oppenheimer Value Fund
Oppenheimer  International  Small Company
Fund                                      Limited-Term New York Municipal Fund
Oppenheimer International Value Fund      Rochester Fund Municipals
Oppenheimer   Limited   Term   California
Municipal Fund                            Oppenheimer Portfolio Series:
                                            Active Allocation Fund
                                            Aggressive Investor Fund
                                            Conservative Investor Fund
Oppenheimer Limited-Term Government Fund    Moderate Investor Fund

And the following money market funds:

Oppenheimer Cash Reserves                 Centennial Money Market Trust
Oppenheimer Money Market Fund, Inc.       Centennial New York Tax Exempt Trust
Centennial California Tax Exempt Trust    Centennial Tax Exempt Trust
Centennial Government Trust

      There is an initial  sales  charge on the  purchase of Class A shares of each of the  Oppenheimer  funds described above except the money market funds.
Under  certain  circumstances   described  in  this  Statement  of  Additional
Information,  redemption  proceeds of certain  money market fund shares may be subject to a contingent deferred sales charge.

Letters of Intent.  Under a Letter of Intent ("Letter"), you can reduce the sales charge rate that applies to your purchases of Class A shares if you purchase Class A, Class B or Class C shares of a Portfolio or other
Oppenheimer funds during a 13-month period. The total amount of your purchases of Class A, Class B and Class C shares will determine the sales charge rate that applies to your Class A share purchases during that period.
You can choose to include purchases that you made up to 90 days before the date of the Letter. Class A shares of Oppenheimer Money Market Fund and
Oppenheimer Cash Reserves on which you have not paid a sales charge and any
Class N shares you purchase, or may have purchased, will not be counted towards satisfying the purchases specified in a Letter.

      A Letter is an investor's statement in writing to the Distributor of his or her intention to purchase a specified value of Class A, Class B and
Class C shares of a Portfolio and other Oppenheimer funds during a 13-month period (the "Letter period"). At the investor's request, this may include purchases made up to 90 days prior to the date of the Letter. The Letter states the investor's intention to make the aggregate amount of purchases of shares which will equal or exceed the amount specified in the Letter.
Purchases made by reinvestment of dividends or capital gains distributions and purchases made at net asset value (i.e. without a sales charge) do not count toward satisfying the amount of the Letter.

      Each purchase of Class A shares under the Letter will be made at the offering price (including the sales charge) that would apply to a single lump-sum purchase of shares in the amount intended to be purchased under the
Letter.

      In submitting a Letter, the investor makes no commitment to purchase shares. However, if the investor's purchases of shares within the Letter period, when added to the value (at offering price) of the investor's holdings of shares on the last day of that period, do not equal or exceed the intended purchase amount, the investor agrees to pay the additional amount of sales charge applicable to such purchases. That amount is described in "Terms of Escrow," below (those terms may be amended by the Distributor from time to time). The investor agrees that shares equal in value to 5% of the intended purchase amount will be held in escrow by the Transfer Agent subject to the
Terms of Escrow. Also, the investor agrees to be bound by the terms of the
Prospectus, this Statement of Additional Information and the application used for a Letter. If those terms are amended, as they may be from time to time by a Portfolio, the investor agrees to be bound by the amended terms and that those amendments will apply automatically to existing Letters.

      If the total eligible purchases made during the Letter period do not equal or exceed the intended purchase amount, the concessions previously paid to the dealer of record for the account and the amount of sales charge retained by the Distributor will be adjusted to the rates applicable to actual total purchases. If total eligible purchases during the Letter period exceed the intended purchase amount and exceed the amount needed to qualify for the next sales charge rate reduction set forth in the Prospectus, the sales charges paid will be adjusted to the lower rate. That adjustment will be made only if and when the dealer returns to the Distributor the excess of the amount of concessions allowed or paid to the dealer over the amount of concessions that apply to the actual amount of purchases. The excess concessions returned to the Distributor will be used to purchase additional shares for the investor's account at the net asset value per share in effect on the date of such purchase, promptly after the Distributor's receipt thereof.

      The  Transfer  Agent  will not hold  shares in escrow for  purchases  of shares  of  a  Portfolio  and  other  Oppenheimer  funds  by  OppenheimerFunds prototype 401(k) plans under a Letter.  If the intended  purchase amount under a Letter  entered  into by an  OppenheimerFunds  prototype  401(k) plan is not purchased  by the  plan  by the end of the  Letter  period,  there  will be no adjustment of concessions paid to the  broker-dealer or financial  institution of record for accounts held in the name of that plan.

      In  determining  the total  amount  of  purchases  made  under a Letter, shares  redeemed by the investor prior to the termination of the Letter period will be deducted.  It is the responsibility of the dealer of record and/or the investor to advise the Distributor  about the Letter when placing any purchase orders for the investor  during the Letter period.  All of such purchases must be made through the Distributor.

      |X|   Terms of Escrow That Apply to Letters of Intent.

      1. Out of the initial purchase (or subsequent purchases if necessary)
made pursuant to a Letter, shares of a Portfolio equal in value up to 5% of the intended purchase amount specified in the Letter shall be held in escrow by the Transfer Agent. For example, if the intended purchase amount is
$50,000, the escrow shall be shares valued in the amount of $2,500 (computed at the offering price adjusted for a $50,000 purchase). Any dividends and capital gains distributions on the escrowed shares will be credited to the investor's account.

      2. If the total minimum investment specified under the Letter is completed within the 13-month Letter period, the escrowed shares will be promptly released to the investor.

      3. If, at the end of the 13-month Letter period the total purchases pursuant to the Letter are less than the intended purchase amount specified in the Letter, the investor must remit to the Distributor an amount equal to the difference between the dollar amount of sales charges actually paid and the amount of sales charges which would have been paid if the total amount purchased had been made at a single time. That sales charge adjustment will apply to any shares redeemed prior to the completion of the Letter. If the difference in sales charges is not paid within twenty days after a request from the Distributor or the dealer, the Distributor will, within sixty days of the expiration of the Letter, redeem the number of escrowed shares necessary to realize such difference in sales charges. Full and fractional shares remaining after such redemption will be released from escrow. If a request is received to redeem escrowed shares prior to the payment of such additional sales charge, the sales charge will be withheld from the redemption proceeds.

      4. By signing the Letter, the investor irrevocably constitutes and appoints the Transfer Agent as attorney-in-fact to surrender for redemption any or all escrowed shares.

5.    The shares eligible for purchase under the Letter (or the holding of which may be counted toward completion of a Letter) include:
(a)   Class A shares sold with a front-end sales charge or subject to a Class
            A contingent deferred sales charge,
(b)   Class B shares of other Oppenheimer funds acquired subject to a contingent deferred sales charge, and
(c)   Class A or Class B shares acquired by exchange of either (1) Class A shares of one of the other Oppenheimer funds that were acquired subject to a Class A initial or contingent deferred sales charge or (2) Class B shares of one of the other Oppenheimer funds that were acquired subject to a contingent deferred sales charge.

      6. Shares held in escrow hereunder will automatically be exchanged for shares of another fund to which an exchange is requested, as described in the section of the Prospectus entitled "How to Exchange Shares" and the escrow will be transferred to that other fund.

Asset Builder Plans. As explained in the Prospectus, you must initially establish your account with $500. Subsequently, you can establish an Asset
Builder Plan to automatically purchase additional shares directly from a bank account for as little as $50. For those accounts established prior to
November 1, 2002 and which have previously established Asset Builder Plans, additional purchases will remain at $25. Shares purchased by Asset Builder
Plan payments from bank accounts are subject to the redemption restrictions for recent purchases described in the Prospectus. Asset Builder Plans are available only if your bank is an ACH member. Asset Builder Plans may not be used to buy shares for OppenheimerFunds employer-sponsored qualified retirement accounts. Asset Builder Plans also enable shareholders of
Oppenheimer Cash Reserves to use their fund account to make monthly automatic purchases of shares of up to four other Oppenheimer funds.

      If you make payments from your bank account to purchase shares of the
Fund, your bank account will be debited automatically. Normally the debit will be made two business days prior to the investment dates you selected on your application. Neither the Distributor, the Transfer Agent nor the Fund
shall be responsible for any delays in purchasing shares that result from delays in ACH transmissions.

      Before you establish Asset Builder payments, you should obtain a prospectus of the selected fund(s) from your financial advisor (or the
Distributor) and request an application from the Distributor. Complete the application and return it. You may change the amount of your Asset Builder payment or you can terminate these automatic investments at any time by writing to the Transfer Agent. The Transfer Agent requires a reasonable period (approximately 10 days) after receipt of your instructions to implement them. The Fund reserves the right to amend, suspend or discontinue offering Asset Builder plans at any time without prior notice.

Retirement  Plans.  Certain types of retirement plans are entitled to purchase shares of the  Portfolio  without  sales  charges or at reduced  sales  charge
rates,   as  described  in  an  Appendix  to  this   Statement  of  Additional
Information.  Certain  special sales charge  arrangements  are maintained on a daily valuation basis by Merrill Lynch Pierce Fenner & Smith,  Inc.  ("Merrill
Lynch")  or an  independent  record  keeper  that  has a  contact  or  special arrangement  with Merrill  Lynch.  If on the date the plan sponsor  signed the
Merrill  Lynch  record  keeping  service  agreement  the plan has less than $1 million in assets  invested  in  applicable  investments  (other  than  assets invested in money market funds),  than the  retirement  plan may purchase only
Class C shares  of the  Oppenheimer  funds.  If on the  date the plan  sponsor signed the Merrill  Lynch record  keeping  service  agreement  the plan has $1 million  or more in assets  but less than $5  million  in assets  invested  in applicable  investments  (other than assets  invested in Class N shares of the
Oppenheimer  funds.  If on the date the plan sponsor  signed the Merrill Lynch record  keeping  service  agreement  the plan has $5 million or more in assets invested  in  applicable  investments  (other  than  assets  invested in money market funds),  then the  retirement  plan may purchase only Class A shares of the Oppenheimer funds.

      OppenheimerFunds  has entered  into  arrangements  with  certain  record keepers  whereby the  Transfer  Agent  compensates  the record  keeper for its record keeping and account  servicing  functions that it performs on behalf of the participant  level accounts of a retirement plan. While such  compensation may act to reduce the record  keeping  fees charged by the  retirement  plan's record keeper,  that  compensation  arrangement may be terminated at any time, potentially  affecting  the record  keeping  fees  charged  by the  retirement plan's record keeper.

Cancellation  of  Purchase  Orders.  Cancellation  of  purchase  orders  for a
Portfolio's  shares  (for  example,  when a purchase  check is  returned  to a
Portfolio  unpaid) causes a loss to be incurred when the net asset values of a
Portfolio's  shares  on the  cancellation  date is less  than on the  purchase date.  That loss is equal to the amount of the  decline in the net asset value per share  multiplied  by the  number of shares  in the  purchase  order.  The investor is  responsible  for that loss. If the investor fails to compensate a
Portfolio for the loss, the Distributor  will do so. A Portfolio may reimburse the  Distributor  for  that  amount  by  redeeming  shares  from  any  account registered in that  investor's  name, or the Portfolio or the  Distributor may seek other redress.

Classes  of  Shares.  Each  class of shares  of the  Portfolios  represent  an interest in the same portfolio of investments  of a Portfolio.  However,  each class has  different  shareholder  privileges  and  features.  The net  income attributable  to Class B, Class C or Class N shares and the dividends  payable on Class B, Class C or Class N shares will be reduced by incremental  expenses borne  solely by that class.  Those  expenses  include the  asset-based  sales charges to which Class B, Class C and Class N shares are subject.

      The  availability of different  classes of shares permits an investor to choose  the  method of  purchasing  shares  that is more  appropriate  for the investor.  That may depend on the amount of the  purchase,  the length of time the investor expects to hold shares, and other relevant  circumstances.  Class
A shares normally are sold subject to an initial sales charge.  While Class B,
Class C and Class N shares have no initial  sales  charge,  the purpose of the deferred  sales  charge and  asset-based  sales charge on Class B, Class C and
Class N shares  is the same as that of the  initial  sales  charge  on Class A shares - to  compensate  the  Distributor  and brokers,  dealers and financial institutions  that sell shares of a Portfolio.  A salesperson  who is entitled to receive  compensation from his or her firm for selling Portfolio shares may receive  different  levels of  compensation  for  selling  one class of shares rather than another.

      The  Distributor  will not accept a purchase order of more than $100,000 for Class B shares  or a  purchase  order of $1  million  or more to  purchase
Class C shares on behalf of a single  investor (not  including  dealer "street name" or omnibus accounts).

      Class A Shares  Subject  to a  Contingent  Deferred  Sales  Charge.  For
purchases  of Class A shares at net asset  value  whether or not  subject to a contingent  deferred  sales charge as described  in the  Prospectus,  no sales concessions will be paid to the  broker-dealer of record,  as described in the
Prospectus,  on sales of Class A shares purchased with the redemption proceeds of  shares  of  another  mutual  fund  offered  as an  investment  option in a retirement  plan in which  Oppenheimer  funds are also  offered as  investment options  under a special  arrangement  with the  Distributor,  if the purchase occurs  more  than 30  days  after  the  Oppenheimer  funds  are  added  as an investment option under that plan.  Additionally,  that concession will not be paid on  purchases  of Class A  shares  by a  retirement  plan  made  with the redemption  proceeds of Class N shares of one or more  Oppenheimer  funds held by the plan for more than 18 months.

      |X|   Class B Conversion.  Under current  interpretations  of applicable federal  income tax law by the Internal  Revenue  Service,  the  conversion of
Class B shares to Class A shares 72 months after  purchase is not treated as a taxable event for the shareholder.  If those laws or the IRS interpretation of those laws should change,  the automatic  conversion feature may be suspended.
In that  event,  no further  conversions  of Class B shares  would occur while that  suspension  remained in effect.  Although  Class B shares  could then be exchanged  for Class A shares on the basis of relative  net asset value of the two classes,  without the  imposition  of a sales charge or fee, such exchange could  constitute  a  taxable  event  for the  shareholder,  and  absent  such exchange,  Class B shares  might  continue  to be subject  to the  asset-based sales charge for longer than six years.

      |X|   Availability of Class N Shares.  In addition to the description of the types of retirement  plans which may purchase Class N shares  contained in the Prospectus, Class N shares also are offered to the following:
o     to all rollover IRAs (including SEP IRAs and SIMPLE IRAs),
o     to  all  rollover   contributions   made  to  Individual  401(k)  plans,
            Profit-Sharing Plans and Money Purchase Pension Plans,
o     to all direct  rollovers  from  OppenheimerFunds-sponsored  Pinnacle and
            Ascender retirement plans,
o     to all trustee-to-trustee IRA transfers,
o     to all 90-24 type 403(b) transfers,
o     to Group  Retirement  Plans (as defined in Appendix C to this  Statement of  Additional  Information)  which have  entered  into a special agreement with the Distributor for that purpose,
o     to Retirement  Plans  qualified  under Sections  401(a) or 401(k) of the
            Internal  Revenue Code, the  recordkeeper or the plan sponsor for which has entered into a special agreement with the Distributor,
o     to Retirement  Plans of a plan sponsor where the aggregate assets of all such plans  invested  in the  Oppenheimer  funds is  $500,000  or more,
o     to  OppenheimerFunds-sponsored  Ascender  401(k)  plans that pay for the purchase  with the  redemption  proceeds of Class A shares of one or more Oppenheimer funds, and
o     to certain customers of broker-dealers  and financial  advisors that are identified in a special  agreement  between the  broker-dealer or financial advisor and the Distributor for that purpose.

      The sales  concession  and the advance of the service  fee, as described in the  Prospectus,  will not be paid to dealers of record on sales of Class N shares on:
o     purchases of Class N shares in amounts of $500,000 or more by a retirement plan that pays for the purchase with the redemption proceeds of Class A shares of one or more Oppenheimer funds
            (other than rollovers from an OppenheimerFunds-sponsored
            Pinnacle or Ascender 401(k) plan to any IRA invested in the
            Oppenheimer funds),
o     purchases of Class N shares in amounts of $500,000 or more by a retirement plan that pays for the purchase with the redemption proceeds of  Class C shares of one or more Oppenheimer funds held by the plan for more than one year (other than rollovers from an OppenheimerFunds-sponsored Pinnacle or Ascender 401(k)
            plan to any IRA invested in the Oppenheimer funds), and
o     on purchases of Class N shares by an OppenheimerFunds-sponsored
            Pinnacle or Ascender 401(k) plan made with the redemption
            proceeds of Class A shares of one or more Oppenheimer funds.

      No sales concessions will be paid to the broker-dealer of record, as described in the Prospectus, on sales of Class N shares purchased with the redemption proceeds of shares of another mutual fund offered as an investment option in a retirement plan in which Oppenheimer funds are also offered as investment options under a special arrangement with the Distributor, if the purchase occurs more than 30 days after the Oppenheimer funds are added as an investment option under that plan.

|X|   Allocation of Expenses. A Portfolio pays expenses related to its daily operations, such as custodian fees, Trustees' fees, transfer agency fees, legal fees and auditing costs. Those expenses are paid out of a Portfolio's assets and are not paid directly by shareholders. However, those expenses reduce the net asset values of shares, and therefore are indirectly borne by shareholders through their investment.

      The  methodology  for  calculating  the net asset value,  dividends  and
distributions  of  a  Portfolio's  share  classes   recognizes  two  types  of
expenses.  General expenses that do not pertain  specifically to any one class are allocated pro rata to the shares of all classes.  The  allocation is based on the  percentage of a Portfolio's  total assets that is  represented  by the assets of each class,  and then  equally to each  outstanding  share  within a
given  class.   Such  general   expenses  include   management  fees,   legal,
bookkeeping  and  audit  fees,  printing  and  mailing  costs  of  shareholder
reports,   Prospectuses,   Statements  of  Additional  Information  and  other
materials for current shareholders,  fees to unaffiliated Trustees,  custodian expenses,  share issuance costs,  organization  and start-up costs,  interest,
taxes  and  brokerage  commissions,   and  non-recurring   expenses,  such  as
litigation costs.

      Other expenses that are directly  attributable to a particular class are allocated  equally to each  outstanding  share within that class.  Examples of such expenses  include  distribution  and service plan (12b-1) fees,  transfer and  shareholder  servicing agent fees and expenses,  and shareholder  meeting expenses (to the extent that such expenses pertain only to a specific class).

Portfolio Account Fees. As stated in the Prospectus, a $12 annual "Minimum
Balance Fee" is assessed on each Portfolio account with a share balance valued under $500. The Minimum Balance Fee is automatically deducted from each such Portfolio account in September.

      Listed below are certain cases in which the Portfolios have elected, in their discretion, not to assess the Portfolio Account Fees.  These exceptions are subject to change:
o     A Portfolio account whose shares were acquired after September 30th of the prior year;
o     A Portfolio account that has a balance below $500 due to the automatic conversion of shares from Class B to Class A shares. However, once all Class B shares held in the account have been converted to Class A shares the new account balance may become subject to the Minimum Balance Fee;
o     Accounts of shareholders who elect to access their account documents electronically via eDocs Direct;
o     A Portfolio account that has only certificated shares and, has a balance below $500 and is being escheated;
o     Accounts of shareholders that are held by broker-dealers under the NSCC
            Fund/SERV system;
o     Accounts held under the Oppenheimer Legacy Program and/or holding certain Oppenheimer Variable Account Funds;
o     Omnibus accounts holding shares pursuant to the Pinnacle, Ascender,
            Custom Plus, Recordkeeper Pro and Pension Alliance Retirement
            Plan programs; and
o     A Portfolio account that falls below the $500 minimum solely due to market fluctuations within the 12-month period preceding the date the fee is deducted.

To access account documents electronically via eDocs Direct, please visit the
Service Center on our website at www.oppenheimerfunds.com or call
1.888.470.0862 for instructions.

      The Portfolio  reserves the authority to modify  Portfolio  Account Fees in its discretion.

Determination  of Net Asset  Values Per Share.  The net asset values per share of each class of shares of the  Portfolios  are  determined as of the close of business  of the  Exchange  on  each  day  that  the  Exchange  is  open.  The calculation  is done  by  dividing  the  value  of a  Portfolio's  net  assets attributable  to a class  by the  number  of  shares  of that  class  that are outstanding.  The Exchange normally closes at 4:00 P.M., Eastern time, but may close earlier on some other days (for example,  in case of weather emergencies or on days falling  before a U.S.  holiday).  All  references  to time in this
Statement of Additional  Information  mean "Eastern time." The Exchange's most recent annual  announcement  (which is subject to change)  states that it will close on New Year's Day,  Martin Luther King, Jr. Day,  Presidents'  Day, Good
Friday,  Memorial  Day,  Independence  Day,  Labor Day,  Thanksgiving  Day and
Christmas Day. It may also close on other days.

      Dealers  other than  Exchange  members  may  conduct  trading in certain securities  on days on which the  Exchange is closed  (including  weekends and holidays) or after 4:00 P.M. on a regular  business day. Because a Portfolio's net asset  values will not be  calculated  on those days,  a  Portfolio's  net asset  values  per  share  may be  significantly  affected  on such  days when shareholders  may not  purchase  or redeem  shares.  Additionally,  trading on
European and Asian stock exchanges and  over-the-counter  markets  normally is completed before the close of the Exchange.

      Changes  in the values of  securities  traded on  foreign  exchanges  or markets as a result of events that occur after the prices of those  securities are  determined,  but before the close of the Exchange,  will not be reflected in the  Portfolio's  calculation  of its net asset  values that day unless the
Manager  determines  that the event is likely to effect a  material  change in the value of the security.  The Manager,  or an internal  valuation  committee established by the Manager,  as applicable,  may establish a valuation,  under procedures established by the Board and subject to the approval,  ratification and confirmation by the Board at its next ensuing meeting.

|X|   Securities  Valuation.  The Fund's  Board of  Trustees  has  established procedures for the valuation of an Underlying  Fund's  securities.  In general those procedures are as follows:
o     Equity securities traded on a U.S.  securities exchange or on NASDAQ are valued as follows:
(1)   if last sale information is regularly  reported,  they are valued at the last reported  sale price on the  principal  exchange on which they are traded or on NASDAQ, as applicable, on that day, or
(2)   if last sale  information is not available on a valuation date, they are
               valued  at  the  last  reported   sale  price   preceding  the
               valuation  date if it is  within  the  spread  of the  closing
               "bid" and  "asked"  prices on the  valuation  date or, if not, at the closing "bid" price on the valuation date.
o     Equity securities traded on a foreign securities  exchange generally are valued in one of the following ways:
(1)   at the last sale price available to the pricing service  approved by the
               Board of Trustees, or
(2)   at the last sale price  obtained by the  Manager  from the report of the principal  exchange  on which  the  security  is traded at its last trading  session on or  immediately  before the valuation date, or
(3)   at the mean  between  the "bid" and  "asked"  prices  obtained  from the principal  exchange  on which the  security  is traded  or, on the basis of  reasonable  inquiry,  from two market  makers in the security.
o     Long-term debt  securities  having a remaining  maturity in excess of 60 days are  valued  based on the mean  between  the  "bid"  and  "asked"  prices determined  by a portfolio  pricing  service  approved by the Fund's  Board of
Trustees  or  obtained by the  Manager  from two active  market  makers in the security on the basis of reasonable inquiry.

o     The  following  securities  are valued at the mean between the "bid" and
"asked" prices  determined by a pricing  service  approved by the Fund's Board of Trustees or obtained by the Manager  from two active  market  makers in the security on the basis of reasonable inquiry:
(1)   debt instruments that have a maturity of more than 397 days when issued,
(2)   debt  instruments  that had a maturity  of 397 days or less when  issued and have a remaining maturity of more than 60 days, and
(3)   non-money  market  debt  instruments  that had a maturity of 397 days or less when  issued and which have a  remaining  maturity  of 60 days or less.
o     The following  securities are valued at cost,  adjusted for amortization of premiums and accretion of discounts:
(1)   money market debt securities held by a non-money  market fund that had a maturity  of less  than  397  days  when  issued  that  have a remaining maturity of 60 days or less, and
(2)   debt  instruments  held by a money  market  fund that  have a  remaining maturity of 397 days or less.
o     Securities    (including     restricted     securities)    not    having
readily-available  market quotations are valued at fair value determined under the Board's  procedures.  If the Manager is unable to locate two market makers willing to give  quotes,  a  security  may be priced at the mean  between  the
"bid" and "asked"  prices  provided by a single  active market maker (which in certain cases may be the "bid" price if no "asked" price is available).

      In the case of U.S. government securities,  mortgage-backed  securities, corporate bonds and foreign government securities,  when last sale information is not generally  available,  the Manager may use pricing services approved by the Board of Trustees.  The pricing  service may use "matrix"  comparisons  to the prices  for  comparable  instruments  on the basis of  quality,  yield and maturity.  Other  special  factors  may be  involved  (such as the  tax-exempt status  of the  interest  paid by  municipal  securities).  The  Manager  will monitor the  accuracy of the pricing  services.  That  monitoring  may include comparing  prices  used for  portfolio  valuation  to actual  sales  prices of selected securities.

      The  closing  prices  in the  New  York  foreign  exchange  market  on a particular  business day that are provided to the Manager by a bank, dealer or pricing  service  that the Manager has  determined  to be reliable are used to value foreign currency,  including forward  contracts,  and to convert to U.S.
dollars securities that are denominated in foreign currency.

      Puts,  calls,  and  futures  are  valued at the last  sale  price on the principal  exchange on which they are traded or on NASDAQ,  as applicable,  as determined  by a pricing  service  approved by the Board of Trustees or by the
Manager.  If there  were no sales  that day,  they shall be valued at the last sale  price on the  preceding  trading  day if it is within  the spread of the closing  "bid" and "asked"  prices on the  principal  exchange or on NASDAQ on the  valuation  date.  If not, the value shall be the closing bid price on the principal  exchange or on NASDAQ on the  valuation  date.  If the put, call or future is not traded on an  exchange  or on NASDAQ,  it shall be valued by the mean between "bid" and "asked" prices  obtained by the Manager from two active market  makers.  In certain cases that may be at the "bid" price if no "asked"
price is available.

      If a  Portfolio  writes  an  option,  an  amount  equal  to the  premium received is included in a Portfolio's  Statement of Assets and  Liabilities as
an asset.  An  equivalent  credit is included in the  liability  section.  The credit is adjusted  ("marked-to-market")  to reflect the current  market value of the option. In determining a Portfolio's gain on investments,  if a call or put written by a Portfolio is  exercised,  the  proceeds are  increased by the premium  received.  If a  call  or  put  written  by a  Portfolio  expires,  a
Portfolio has a gain in the amount of the premium.  If a Portfolio enters into a closing  purchase  transaction,  it will have a gain or loss,  depending  on whether  the  premium  received  was more or less than the cost of the closing transaction.  If a  Portfolio  exercises  a  put  it  holds,  the  amount  the
Portfolio receives on its sale of the underlying  investment is reduced by the amount of premium paid by the Portfolio.

How to Sell Shares

The  information  below  supplements  the terms and  conditions  for redeeming shares set forth in the Prospectus.

Sending  Redemption  Proceeds by Federal Funds Wire. The Federal Funds wire of redemption  proceeds may be delayed if the  Portfolio's  custodian bank is not open for business on a day when the  Portfolio  would  normally  authorize the wire to be made,  which is usually the Portfolio's  next regular  business day following  the  redemption.  In  those  circumstances,  the  wire  will not be transmitted  until the next bank  business day on which the  Portfolio is open for  business.  No dividends  will be paid on the proceeds of redeemed  shares awaiting transfer by Federal Funds wire.

Payments "In Kind." The  Prospectus  states that  payment for shares  tendered
for   redemption  is  ordinarily   made  in  cash.   However,   under  certain
circumstances,  the Board of Trustees of the Fund may determine  that it would be  detrimental  to the best  interests  of the  remaining  shareholders  of a
Portfolio to make payment of a redemption  order wholly or partly in cash.  In that case, a Portfolio may pay the redemption  proceeds in whole or in part by a  distribution  "in  kind"  of  liquid  securities  from the  portfolio  of a
Portfolio, in lieu of cash.

      Each  Portfolio  has  elected to be  governed  by Rule  18f-1  under the
Investment  Company  Act.  Under that rule,  each  Portfolio  is  obligated to redeem  shares  solely in cash up to the lesser of  $250,000  or 1% of the net assets of the Portfolio during any 90-day period for any one  shareholder.  If shares are redeemed in kind, the redeeming  shareholder  might incur brokerage or other costs in selling the securities  for cash.  Each Portfolio will value securities  used  to pay  redemptions  in  kind  using  the  same  method  the
Portfolio  uses to  value  its  portfolio  securities  described  above  under
"Determination  of Net Asset Values Per Share." That valuation will be made as of the time the redemption price is determined.

Involuntary  Redemptions.  The Fund's Board of Trustees has the right to cause the involuntary  redemption of the shares held in any account if the aggregate net asset  value of those  shares is less than $500 or such  lesser  amount as the Board may fix.  The Board  will not cause the  involuntary  redemption  of shares in an  account  if the  aggregate  net asset  value of such  shares has fallen below the stated minimum solely as a result of market fluctuations.  If the Board  exercises  this  right,  it may also fix the  requirements  for any notice to be given to the  shareholders  in question  (not less than 30 days).
The Board may  alternatively  set requirements for the shareholder to increase the  investment,  or set other terms and  conditions  so that the shares would not be involuntarily redeemed.

Transfers of Shares.  A transfer of shares to a different  registration is not an event that  triggers the payment of sales  charges.  Therefore,  shares are not subject to the payment of a contingent  deferred sales charge of any class at the time of transfer to the name of another  person or entity.  It does not matter whether the transfer  occurs by absolute  assignment,  gift or bequest, as long as it does not involve,  directly or indirectly,  a public sale of the shares.  When  shares  subject  to a  contingent  deferred  sales  charge  are transferred,  the  transferred  shares will remain  subject to the  contingent deferred sales charge. It will be calculated as if the transferee  shareholder had  acquired the  transferred  shares in the same manner and at the same time as the transferring shareholder.

      If less than all shares  held in an account  are  transferred,  and some but not all shares in the account  would be subject to a  contingent  deferred sales charge if redeemed at the time of transfer,  the priorities described in the  Prospectus  under "How to Buy Shares" for the  imposition of the Class B,
Class C and Class N  contingent  deferred  sales  charge  will be  followed in determining the order in which shares are transferred.

Distributions   From  Retirement  Plans.   Requests  for  distributions   from
OppenheimerFunds-sponsored  IRAs,  SEP-IRAs,  SIMPLE IRAs, 403(b)(7) custodial plans, 401(k) plans or pension or profit-sharing  plans should be addressed to
"Trustee,  OppenheimerFunds  Retirement  Plans," c/o the Transfer Agent at its
address  listed in "How To Sell Shares" in the Prospectus or on the back cover of this Statement of Additional Information. The request must:
(1)   state the reason for the distribution;
(2)   state the owner's  awareness  of tax  penalties if the  distribution  is premature; and
(3)   conform  to  the  requirements  of  the  plan  and a  Portfolio's  other redemption requirements.

      Participants    (other   than    self-employed    plan    sponsors)   in
OppenheimerFunds-sponsored  pension or profit-sharing plans with shares of the
Portfolio  held in the  name of the  plan or its  fiduciary  may not  directly request  redemption of their  accounts.  The plan  administrator  or fiduciary must sign the request.

      Distributions  from  pension  and profit  sharing  plans are  subject to special  requirements  under the Internal  Revenue Code and certain  documents
(available  from the Transfer  Agent) must be completed  and  submitted to the
Transfer  Agent  before  the  distribution  may be  made.  Distributions  from retirement  plans are subject to withholding  requirements  under the Internal
Revenue Code, and IRS Form W-4P  (available  from the Transfer  Agent) must be submitted  to  the  Transfer  Agent  with  the  distribution  request,  or the distribution may be delayed.  Unless the shareholder has provided the Transfer
Agent with a certified tax  identification  number,  the Internal Revenue Code requires that tax be withheld from any  distribution  even if the  shareholder
elects  not  to  have  tax  withheld.   The  Portfolios,   the  Manager,   the
Distributor,  and the  Transfer  Agent assume no  responsibility  to determine whether a  distribution  satisfies the  conditions of applicable  tax laws and will not be responsible  for any tax penalties  assessed in connection  with a distribution.

Special  Arrangements  for Repurchase of Shares from Dealers and Brokers.  The
Distributor is the Portfolios'  agent to repurchase its shares from authorized dealers or brokers on behalf of their customers.  Shareholders  should contact their  broker or dealer to arrange  this type of  redemption.  The  repurchase price  per  share  will  be the  net  asset  value  next  computed  after  the
Distributor receives an order placed by the dealer or broker.  However, if the
Distributor  receives a  repurchase  order  from a dealer or broker  after the close of the Exchange on a regular  business day, it will be processed at that day's net asset  value if the order was  received by the dealer or broker from its customers prior to the time the Exchange  closes.  Normally,  the Exchange closes at 4:00 P.M.,  but may do so earlier  on some days.  Additionally,  the order must have been  transmitted to and received by the Distributor  prior to its close of business that day (normally 5:00 P.M.).

      Ordinarily,   for  accounts  redeemed  by  a  broker-dealer  under  this procedure,  payment will be made within three  business  days after the shares have been redeemed upon the Distributor's  receipt of the required  redemption documents in proper form. The  signature(s)  of the  registered  owners on the redemption documents must be guaranteed as described in the Prospectus.

Automatic  Withdrawal  and  Exchange  Plans.  Investors  owning  shares  of  a
Portfolio  valued at $5,000 or more can authorize the Transfer Agent to redeem shares  (having  a  value  of  at  least  $50)  automatically  on  a  monthly, quarterly,  semi-annual  or annual basis under an Automatic  Withdrawal  Plan.
Shares will be redeemed  three  business  days prior to the date  requested by the  shareholder  for receipt of the payment.  Automatic  withdrawals of up to
$1,500 per month may be  requested  by telephone if payments are to be made by check  payable to all  shareholders  of record.  Payments must also be sent to the  address  of record for the  account  and the  address  must not have been changed  within  the  prior  30  days.  Required  minimum  distributions  from
OppenheimerFunds-sponsored retirement plans may not be arranged on this basis.

      Payments  are  normally   made  by  check,   but   shareholders   having
AccountLink  privileges  (see  "How  To  Buy  Shares")  may  arrange  to  have
Automatic  Withdrawal Plan payments transferred to the bank account designated on the account  application or by  signature-guaranteed  instructions  sent to the  Transfer  Agent.  Shares are normally  redeemed  pursuant to an Automatic
Withdrawal  Plan three business days before the payment  transmittal  date you select in the account  application.  If a  contingent  deferred  sales  charge applies to the redemption,  the amount of the check or payment will be reduced accordingly.

      The  Portfolios  cannot  guarantee  receipt  of a  payment  on the  date requested.  The Portfolios reserve the right to amend,  suspend or discontinue offering  these plans at any time without prior  notice.  Because of the sales charge  assessed  on Class A share  purchases,  shareholders  should  not make
regular  additional  Class  A  share  purchases  while   participating  in  an
Automatic  Withdrawal Plan.  Class B, Class C and Class N shareholders  should not establish automatic  withdrawal plans, because of the potential imposition of the contingent  deferred sales charge on such withdrawals (except where the
Class B,  Class C or Class N  contingent  deferred  sales  charge is waived as described in Appendix C to this Statement of Additional Information).

      By requesting an Automatic  Withdrawal or Exchange Plan, the shareholder agrees to the terms and conditions  that apply to such plans, as stated below.
These  provisions  may be amended from time to time by the  Portfolios  and/or the  Distributor.  When adopted,  any amendments will  automatically  apply to existing Plans.

|X|   Automatic Exchange Plans.  Shareholders can authorize the Transfer Agent to exchange a  pre-determined  amount of shares of a Portfolio  for shares (of the same  class)  of  other  Oppenheimer  funds  automatically  on a  monthly, quarterly,  semi-annual or annual basis under an Automatic  Exchange Plan. The minimum  amount  that may be  exchanged  to each  other  fund  account is $50.
Instructions  should  be  provided  on  the  OppenheimerFunds  Application  or signature-guaranteed  instructions.  Exchanges  made  under  these  plans  are subject to the  restrictions  that apply to  exchanges as set forth in "How to
Exchange  Shares" in the  Prospectus and below in this Statement of Additional
Information.

|X|   Automatic  Withdrawal  Plans.  Portfolio  shares  will  be  redeemed  as necessary to meet withdrawal payments.  Shares acquired without a sales charge will be redeemed first. Shares acquired with reinvested  dividends and capital gains  distributions will be redeemed next, followed by shares acquired with a sales charge, to the extent necessary to make withdrawal  payments.  Depending upon the amount withdrawn, the investor's principal may be depleted.  Payments made under these plans should not be  considered  as a yield or income on your investment.
      The Transfer Agent will administer the investor's  Automatic  Withdrawal
Plan as agent for the shareholder(s)  (the "Planholder") who executed the Plan authorization  and application  submitted to the Transfer  Agent.  Neither the
Portfolios  nor the Transfer Agent shall incur any liability to the Planholder for any  action  taken or not  taken by the  Transfer  Agent in good  faith to administer  the Plan.  Share  certificates  will not be issued for shares of a
Portfolio  purchased for and held under the Plan,  but the Transfer Agent will credit all such  shares to the account of the  Planholder  on the records of a
Portfolio.  Any share  certificates  held by a Planholder  may be  surrendered unendorsed to the Transfer Agent with the Plan  application so that the shares represented by the certificate may be held under the Plan.

      For accounts  subject to Automatic  Withdrawal  Plans,  distributions of capital gains must be reinvested in shares of a Portfolio,  which will be done at net asset value  without a sales  charge.  Dividends  on shares held in the account may be paid in cash or reinvested.

      Shares  will be redeemed  to make  withdrawal  payments at the net asset value per share  determined  on the  redemption  date.  Checks or  AccountLink payments  representing  the  proceeds  of Plan  withdrawals  will  normally be transmitted  three business days prior to the date selected for receipt of the payment,  according  to the choice  specified  in  writing by the  Planholder.
Receipt of payment on the date selected cannot be guaranteed.

      The amount and the interval of disbursement  payments and the address to which  checks are to be mailed or  AccountLink  payments are to be sent may be changed at any time by the  Planholder by writing to the Transfer  Agent.  The
Planholder   should  allow  at  least  two  weeks'  time  after  mailing  such notification  for the  requested  change to be put in effect.  The  Planholder may, at any time,  instruct  the  Transfer  Agent by written  notice to redeem all,  or any part of, the shares  held under the Plan.  That notice must be in
proper  form  in  accordance  with  the   requirements  of  the   then-current
Prospectus of the  Portfolios.  In that case,  the Transfer  Agent will redeem the number of shares  requested at the net asset value per share in effect and will mail a check for the proceeds to the Planholder.

      The  Planholder  may  terminate  a Plan at any  time by  writing  to the
Transfer  Agent.  The Portfolio may also give directions to the Transfer Agent to terminate a Plan.  The Transfer  Agent will also  terminate a Plan upon its receipt of  evidence  satisfactory  to it that the  Planholder  has died or is legally  incapacitated.  Upon  termination  of a Plan by the Transfer Agent or
the   Portfolio,   shares  that  have  not  been  redeemed  will  be  held  in uncertificated  form in the name of the Planholder.  The account will continue as a  dividend-reinvestment,  uncertificated  account  unless and until proper instructions  are  received  from  the  Planholder,  his  or her  executor  or guardian, or another authorized person.

      If  the  Transfer  Agent  ceases  to  act  as  transfer  agent  for  the
Portfolios,  the  Planholder  will be deemed to have  appointed  any successor transfer agent to act as agent in administering the Plan.

How to Exchange Shares

As  stated in the  Prospectus,  shares of a  particular  class of  Oppenheimer funds  having more than one class of shares may be  exchanged  only for shares of the same class of other  Oppenheimer  funds.  Shares of  Oppenheimer  funds that have a single  class  without a class  designation  are deemed  "Class A"
shares for this  purpose.  You can obtain a current list  showing  which funds offer which classes of shares by calling the Distributor.
o     All of the  Oppenheimer  funds  currently  offer  Class A, B, C, N and Y shares with the following exceptions:

   The following funds only offer Class A shares:
   Centennial California Tax Exempt Trust  Centennial New York Tax Exempt Trust
   Centennial Government Trust             Centennial Tax Exempt Trust
   Centennial Money Market Trust

   The following funds do not offer Class N shares:
   Limited Term New York Municipal Fund    Oppenheimer New Jersey Municipal Fund
   Oppenheimer AMT-Free Municipals         Oppenheimer Principal Protected Main
                                           Street Fund II
   Oppenheimer AMT-Free New York           Oppenheimer Pennsylvania Municipal Fund
   Municipals
   Oppenheimer California Municipal Fund   Oppenheimer Rochester National
                                           Municipals
   Oppenheimer International Value Fund    Oppenheimer Senior Floating Rate Fund
   Oppenheimer Limited Term California     Rochester Fund Municipals
   Municipal Fund
   Oppenheimer Limited Term Municipal
   Fund
   Oppenheimer Money Market Fund, Inc.

   The following funds do not offer Class Y shares:
   Limited Term New York Municipal Fund    Oppenheimer Limited Term California
                                           Municipal Fund
   =======================================
   Oppenheimer AMT-Free Municipals        Oppenheimer Limited Term Municipal Fund
   Oppenheimer AMT-Free New York          Oppenheimer New Jersey Municipal Fund
   Municipals
   Oppenheimer Balanced Fund              Oppenheimer Pennsylvania Municipal Fund
   Oppenheimer California Municipal Fund  Oppenheimer Principal Protected Main
                                          Street Fund
   Oppenheimer Capital Income Fund        Oppenheimer Principal Protected Main
                                          Street Fund II
   Oppenheimer Cash Reserves              Oppenheimer Principal Protected Main
                                          Street Fund III
   Oppenheimer Champion Income Fund       Oppenheimer Quest Capital Value Fund, Inc.
   Oppenheimer Convertible Securities     Oppenheimer Quest International Value
   Fund                                   Fund, Inc.
   Oppenheimer Disciplined Allocation     Oppenheimer Rochester National Municipals
   Fund
   Oppenheimer Dividend Growth            Oppenheimer Small Cap Value Fund
   Oppenheimer Developing Markets Fund    Oppenheimer Total Return Bond Fund
   Oppenheimer Gold & Special Minerals
   Fund

o     Oppenheimer  Money  Market  Fund,  Inc.  only offers Class A and Class Y shares.
o     Class Y shares of  Oppenheimer  Real Asset Fund may not be exchanged for shares of any other fund.
o     Class B, Class C and Class N shares of  Oppenheimer  Cash  Reserves  are generally  available  only by exchange  from the same class of shares of other  Oppenheimer  funds or through  OppenheimerFunds-sponsored  401(k)
      plans.
o     Class  M  shares  of  Oppenheimer  Convertible  Securities  Fund  may be
      exchanged only for Class A shares of other  Oppenheimer  funds. They may not be  acquired  by  exchange  of  shares  of any  class  of any  other
      Oppenheimer  funds  except  Class A shares of  Oppenheimer  Money Market
      Fund or  Oppenheimer  Cash  Reserves  acquired  by  exchange  of Class M shares.
o     Class A shares of Oppenheimer  funds may be exchanged at net asset value for shares of any money market fund offered by the  Distributor.  Shares of any  money  market  fund  purchased  without  a sales  charge  may be exchanged  for shares of  Oppenheimer  funds offered with a sales charge upon  payment  of the sales  charge.  They may also be used to  purchase shares of  Oppenheimer  funds subject to an early  withdrawal  charge or contingent deferred sales charge.
o     Shares  of  a  Portfolio   acquired  by  reinvestment  of  dividends  or
      distributions  from any of the other  Oppenheimer funds or from any unit investment  trust for  which  reinvestment  arrangements  have been made with the  Distributor  may be exchanged at net asset value for shares of any of the Oppenheimer funds.
o     Shares  of  Oppenheimer  Principal  Protected  Main  Street  Fund may be
      exchanged  at net  asset  value  for  shares  of any of the  Oppenheimer funds.  However,  shareholders  are not permitted to exchange  shares of other  Oppenheimer funds for shares of Oppenheimer  Principal  Protected
      Main Street  Fund until  after the  expiration  of the  warranty  period
      (8/5/2010).
o     Shares of  Oppenheimer  Principal  Protected  Main Street Fund II may be
      exchanged  at net  asset  value  for  shares  of any of the  Oppenheimer funds.  However,  shareholders  are not permitted to exchange  shares of other  Oppenheimer funds for shares of Oppenheimer  Principal  Protected
      Main Street Fund II until after the  expiration  of the warranty  period
      (2/4/2011).
o     Shares of  Oppenheimer  Principal  Protected Main Street Fund III may be
      exchanged  at net  asset  value  for  shares  of any of the  Oppenheimer funds.  However,  shareholders  are not permitted to exchange  shares of other  Oppenheimer funds for shares of Oppenheimer  Principal  Protected
      Main Street Fund III until after the  expiration of the warranty  period
      (12/16/2011).

      A Portfolio may amend,  suspend or terminate  the exchange  privilege at any time.  Although a Portfolio  may impose these changes at any time, it will provide you with notice of those  changes  whenever it is required to do so by applicable  law.  It may be  required  to  provide  60 days'  notice  prior to materially amending or terminating the exchange privilege.  That 60 day notice is not required in extraordinary circumstances.

      |X|   How  Exchanges  Affect  Contingent   Deferred  Sales  Charges.  No
contingent  deferred  sales  charge is imposed on  exchanges  of shares of any class  purchased  subject to a  contingent  deferred  sales  charge,  with the following exceptions:

o     When  Class A shares  of any  Oppenheimer  fund  (other  than  Rochester
National  Municipals  and Rochester Fund  Municipals)  acquired by exchange of
Class  A  shares  of any  Oppenheimer  fund  purchased  subject  to a  Class A contingent  deferred sales charge are redeemed  within 18 months measured from the beginning of the calendar  month of the initial  purchase of the exchanged
Class A shares,  the Class A  contingent  deferred  sales charge is imposed on the redeemed shares.

o     When Class A shares of Rochester National  Municipals and Rochester Fund
Municipals  acquired  by exchange  of Class A shares of any  Oppenheimer  fund purchased  subject to a Class A contingent  deferred sales charge are redeemed within  24  months  of the  beginning  of the  calendar  month of the  initial purchase of the  exchanged  Class A shares,  the Class A  contingent  deferred sales charge is imposed on the redeemed shares.

o     If any Class A shares of  another  Oppenheimer  fund that are  exchanged for Class A shares of  Oppenheimer  Senior  Floating  Rate Fund are subject to the Class A contingent  deferred sales charge of the other Oppenheimer fund at the time of exchange,  the holding period for that Class A contingent deferred sales  charge  will  carry  over to the Class A shares of  Oppenheimer  Senior
Floating  Rate  Fund  acquired  in  the  exchange.   The  Class  A  shares  of
Oppenheimer  Senior  Floating  Rate Fund  acquired  in that  exchange  will be subject to the Class A Early Withdrawal Charge of Oppenheimer  Senior Floating
Rate Fund if they are repurchased before the expiration of the holding period.

o     When Class A shares of Oppenheimer  Cash Reserves and Oppenheimer  Money
Market Fund,  Inc.  acquired by exchange of Class A shares of any  Oppenheimer fund  purchased  subject to a Class A  contingent  deferred  sales  charge are redeemed  within the Class A holding  period of the fund from which the shares were exchanged,  the Class A contingent deferred sales charge of the fund from which the shares were exchanged is imposed on the redeemed shares.

o     Except with respect to the Class B shares described in the next two paragraphs, the contingent deferred sales charge is imposed on Class B shares acquired by exchange if they are redeemed within six years of the initial purchase of the exchanged Class B shares.

o     With respect to Class B shares of Limited-Term Government Fund, Limited
Term Municipal Fund, Limited Term New York Municipal Fund and Oppenheimer
Senior Floating Rate Fund, the Class B contingent deferred sales charge is imposed on the acquired shares if they are redeemed within five years of the initial purchase of the exchanged Class B shares.

o     With respect to Class B shares of Cash Reserves that were acquired through the exchange of Class B shares initially purchased in the Oppenheimer
Capital Preservation Fund, the Class B contingent deferred sales charge is imposed on the acquired shares if they are redeemed within five years of that initial purchase.

o     With respect to Class C shares,  the Class C contingent  deferred  sales charge is imposed on Class C shares  acquired by exchange if they are redeemed within 12 months of the initial purchase of the exchanged Class C shares.

o     With respect to Class N shares,  a 1% contingent  deferred  sales charge will be imposed if the  retirement  plan (not including IRAs and 403(b) plans)
is terminated or Class N shares of all Oppenheimer  funds are terminated as an investment  option  of the plan and  Class N shares  are  redeemed  within  18 months  after the plan's first  purchase of Class N shares of any  Oppenheimer fund or with respect to an individual  retirement plan or 403(b) plan, Class N shares are redeemed  within 18 months of the plan's first  purchase of Class N shares of any Oppenheimer fund.

o     When  Class B,  Class C or Class N shares  are  redeemed  to  effect  an exchange,  the  priorities  described in "How To Buy Shares" in the Prospectus for the  imposition  of the Class B,  Class C or Class N  contingent  deferred sales  charge will be followed  in  determining  the order in which the shares are  exchanged.  Before  exchanging  shares,  shareholders  should  take  into account how the exchange may affect any contingent  deferred sales charge that might be imposed in the subsequent redemption of remaining shares.

      Shareholders  owning  shares of more than one class must  specify  which class of shares they wish to exchange.

      |X|   Limits on Multiple  Exchange  Orders.  The Portfolios  reserve the right to reject  telephone or written exchange  requests  submitted in bulk by anyone on behalf of more than one account.

      |X|   Telephone Exchange Requests.  When exchanging shares by telephone, a shareholder  must have an existing account in the fund to which the exchange is to be made. Otherwise,  the investors must obtain a prospectus of that fund before the exchange request may be submitted.  If all telephone lines are busy
(which  might  occur,  for  example,  during  periods  of  substantial  market fluctuations),  shareholders  might  not  be  able  to  request  exchanges  by telephone and would have to submit written exchange requests.

      Processing  Exchange  Requests.  Shares to be exchanged  are redeemed on the regular  business day the Transfer Agent  receives an exchange  request in proper form (the  "Redemption  Date").  Normally,  shares of a Portfolio to be acquired are  purchased on the  Redemption  Date,  but such  purchases  may be delayed  by either  fund up to five  business  days if it  determines  that it would be  disadvantaged by an immediate  transfer of the redemption  proceeds.
The Portfolios reserve the right, in their discretion,  to refuse any exchange request  that may  disadvantage  it. For  example,  if the receipt of multiple exchange  requests  from a dealer might require the  disposition  of portfolio securities  at a  time  or at a  price  that  might  be  disadvantageous  to a
Portfolio, the Portfolio may refuse the request.

      When you  exchange  some or all of your shares from one fund to another, any  special  account  feature  such as an  Asset  Builder  Plan or  Automatic
Withdrawal  Plan, will be switched to the new fund account unless you tell the
Transfer  Agent  not  to do  so.  However,  special  redemption  and  exchange features  such as Automatic  Exchange  Plans and  Automatic  Withdrawal  Plans
cannot be switched to an account in Oppenheimer Senior Floating Rate Fund.

      In connection with any exchange request,  the number of shares exchanged may be less than the number  requested if the exchange or the number requested would include shares subject to a restriction  cited in the Prospectus or this
Statement of  Additional  Information,  or would include  shares  covered by a share certificate that is not tendered with the request.  In those cases, only the shares available for exchange without restriction will be exchanged.

      The different  Oppenheimer  funds  available for exchange have different investment  objectives,  policies and risks. A shareholder  should assure that the fund  selected  is  appropriate  for his or her  investment  and should be aware  of  the  tax  consequences  of an  exchange.  For  federal  income  tax purposes,  an exchange transaction is treated as a redemption of shares of one fund and a purchase of shares of  another.  "Reinvestment  Privilege,"  above, discusses some of the tax consequences of reinvestment of redemption  proceeds in such cases.  The Fund, the  Distributor,  and the Transfer Agent are unable to provide  investment,  tax or legal advice to a  shareholder  in  connection with an exchange request or any other investment transaction.

Dividends, Capital Gains and Taxes

Dividends  and  Distributions.  For some of the  Underlying  Funds,  dividends will  be  payable  on  shares  held of  record  at the  time  of the  previous determination  of net asset value,  or as  otherwise  described in "How to Buy
Shares."  Normally,  purchase  checks received from investors are converted to
Federal Funds on the next business day.  Shares  purchased  through dealers or brokers  normally  are  paid  for by the  third  business  day  following  the placement of the purchase order.

      Shares redeemed  through the regular  redemption  procedure will be paid dividends  through and  including the day on which the  redemption  request is received by the Transfer  Agent in proper form.  Dividends will be declared on shares  repurchased  by a dealer or broker for three  business days  following the trade date (this is, up to and  including  the day prior to  settlement of the  repurchase).  If all shares in an account  are  redeemed,  all  dividends accrued on shares of the same class in the account will be paid  together with the redemption proceeds.

      The  Portfolio's  practice of  attempting  to pay  dividends  on Class A shares at a constant  level  requires  the Manager to monitor the  Portfolio's portfolio and, if necessary,  to select higher-yielding  securities when it is deemed  appropriate  to seek  income at the level  needed to meet the  target.
Those  securities  must  be  within  the  Portfolio   investment   parameters,
however.  The  Portfolio  expects  income  without any impact on the net asset values per share.

      The Portfolio  has no fixed  dividend rate for Class B, Class C, Class N and Class Y shares,  and the rate can change for Class A shares.  There can be no assurance  as to the payment of any  dividends  or the  realization  of any capital gains. The dividends and distributions  paid by a class of shares will vary from time to time depending on market conditions,  the composition of the
Portfolio's   portfolio,   and  expenses  borne  by  the  Portfolio  or  borne
separately  by a class.  Dividends are  calculated in the same manner,  at the same time,  and on the same day for each class of shares.  However,  dividends on  Class  B,  Class C and  Class N  shares  are  expected  to be  lower  than dividends on Class A and Class Y shares.  That is because of the effect of the asset-based  sales  charge  on  Class B,  Class C and  Class N  shares.  Those dividends  will also differ in amount as a  consequence  of any  difference in the net asset values of the different classes of shares.

      Dividends,  distributions  and proceeds of the  redemption  of Portfolio shares  represented  by checks  returned to the  Transfer  Agent by the Postal
Service as  undeliverable  will be  invested  in shares of  Oppenheimer  Money
Market Fund, Inc.  Reinvestment will be made as promptly as possible after the return of such checks to the Transfer  Agent, to enable the investor to earn a return on  otherwise  idle funds.  Unclaimed  accounts may be subject to state escheatment  laws, and the Portfolio and the Transfer Agent will not be liable to  shareholders  or their  representatives  for compliance with those laws in good faith.

      Some of the  Underlying  Funds have no fixed dividend rate and there can be no assurance as to the payment of any dividends or the  realization  of any capital gains. The dividends and distributions  paid by a class of shares will vary from time to time depending on market  conditions,  the  composition of a
Portfolio's  portfolio,  and expenses borne by a Portfolio or borne separately by a class.  Dividends are  calculated  in the same manner,  at the same time, and on the same day for each class of shares.  However,  dividends on Class B,
Class C and Class N shares are  expected to be lower than  dividends  on Class
A shares.  That is because of the effect of the  asset-based  sales  charge on
Class B,  Class C and  Class N shares.  Those  dividends  will also  differ in amount as a  consequence  of any  difference  in the net  asset  values of the different classes of shares.

      Tax Status of the Portfolios'  Dividends,  Distributions and Redemptions
of  Shares.  The tax  discussion  in the  Prospectus  and  this  Statement  of
Additional  Information  is  based  on tax law in  effect  on the  date of the
Prospectus  and this  Statement  of  Additional  Information.  Those  laws and regulations  may  be  changed  by  legislative,  judicial,  or  administrative action,  sometimes with retroactive  effect.  State and local tax treatment of
ordinary   income   dividends  and  capital  gain   dividends  from  regulated
investment  companies may differ from the treatment under the Internal Revenue
Code described below.  Potential purchasers of shares of a Portfolio are urged to  consult  their  tax  advisers  with  specific  reference  to their own tax circumstances  as well as the  consequences  of  federal,  state and local tax rules affecting an investment in a Portfolio.

The  federal tax  treatment  of a  Portfolio's  dividends  and  capital  gains distributions is briefly highlighted in the Prospectus.  The following is only a summary of certain  additional tax  considerations  generally  affecting the
Portfolios and their shareholders.  Generally,  the character of the income or capital gains that the Portfolios  receive from the Underlying Funds will pass through to the Portfolios as long as the Underlying  Funds continue to qualify as registered investment companies.  However, short-term capital gains will be taxed as ordinary  income and  therefore may not be offset  against  long-term capital  losses and foreign tax credits or deductions  may not "pass  through"
to the Portfolios' shareholders.

      Qualification  as a Regulated  Investment  Company.  Each  Portfolio has
elected to be taxed as a regulated  investment  company under  Subchapter M of the  Internal  Revenue  Code of 1986,  as amended.  As a regulated  investment company,  each  Portfolio is not subject to federal  income tax on the portion of its net investment income (that is, taxable interest,  dividends, and other taxable  ordinary  income,  net of expenses) and capital gain net income (that is, the excess of net  long-term  capital  gains over net  short-term  capital losses) that it distributes to shareholders.  That qualification  enables each
Portfolio  to  "pass  through"  its  income  and  realized  capital  gains  to shareholders  without having to pay tax on them. This avoids a "double tax" on that income and capital gains,  since  shareholders  normally will be taxed on the dividends  and capital  gains they receive from a Portfolio  (unless their
Portfolio  shares  are held in a  retirement  account  or the  shareholder  is otherwise exempt from tax).

      The Internal  Revenue Code contains a number of complex  tests  relating to  qualification  that each Portfolio might not meet in a particular year. If it did not qualify as a regulated investment company,  each Portfolio would be treated for tax purposes as an ordinary  corporation  and would receive no tax deduction for payments made to shareholders.

      To  qualify as a  regulated  investment  company,  each  Portfolio  must distribute at least 90% of its  investment  company  taxable income (in brief, net investment  income and the excess of net short-term  capital gain over net long-term  capital  loss)  for the  taxable  year.  Each  Portfolio  must also satisfy  certain other  requirements  of the Internal  Revenue  Code,  some of which are described  below.  Distributions  by each  Portfolio made during the taxable year or,  under  specified  circumstances,  within 12 months after the close of the taxable  year,  will be  considered  distributions  of income and gains for the taxable year and will  therefore  count toward  satisfaction  of the above-mentioned requirement.

      To  qualify as a  regulated  investment  company,  each  Portfolio  must derive at least 90% of its gross  income  from  dividends,  interest,  certain payments  with  respect  to  securities  loans,  gains  from the sale or other disposition  of stock or securities or foreign  currencies (to the extent such currency  gains are directly  related to the  regulated  investment  company's principal  business of investing  in stock or  securities)  and certain  other income.

      In  addition  to  satisfying  the  requirements  described  above,  each
Portfolio must satisfy an asset  diversification test in order to qualify as a regulated  investment  company.  Under that test, at the close of each quarter of a Portfolio's  taxable  year, at least 50% of the value of the  Portfolio's assets  must  consist of cash and cash  items  (including  receivables),  U.S.
government  securities,  securities of other regulated  investment  companies, and securities of other issuers.  As to each of those issuers,  each Portfolio must not have  invested  more  than 5% of the value of the  Portfolio's  total assets in securities of each such issuer and the Portfolio  must not hold more than 10% of the  outstanding  voting  securities of each such issuer.  No more than 25% of the value of its total  assets may be invested  in the  securities of any one issuer (other than U.S.  government  securities  and  securities of other regulated  investment  companies),  or in two or more issuers which each
Portfolio  controls  and which are  engaged in the same or  similar  trades or businesses.  For purposes of this test,  obligations  issued or  guaranteed by certain agencies or  instrumentalities  of the U.S.  government are treated as
U.S. government securities.

      Excise  Tax  on  Regulated  Investment  Companies.  Under  the  Internal
Revenue Code, by December 31 each year, the Portfolio  must  distribute 98% of its taxable  investment  income  earned from January 1 through  December 31 of that year and 98% of its capital gains  realized in the period from November 1 of the prior year through  October 31 of the current year. If it does not, the
Portfolios  must pay an  excise  tax on the  amounts  not  distributed.  It is presently  anticipated  that the Portfolios will meet those  requirements.  To meet  this  requirement,  in  certain  circumstances  the  Portfolio  might be required to liquidate portfolio  investments to make sufficient  distributions to avoid excise tax liability.  However, the Board of Trustees and the Manager might  determine in a particular  year that it would be in the best  interests of  shareholders  for a  Portfolio  not  to  make  such  distributions  at the required levels and to pay the excise tax on the undistributed  amounts.  That would reduce the amount of income or capital gains available for  distribution to shareholders.

      Taxation of Portfolio  Distributions.  Generally,  the  character of the income or capital gains that the Portfolios  receive from the Underlying Funds will pass through to the Portfolios,  subject to certain  exceptions,  as long
as  the  Underlying  Funds  continue  to  qualify  as  registered   investment
companies.  The Portfolios anticipate distributing  substantially all of their investment  company taxable income for each taxable year. Those  distributions will be taxable to  shareholders  as ordinary  income and treated as dividends for federal income tax purposes.

      Special  provisions of the Internal  Revenue Code govern the eligibility of  each  Portfolio's  dividends  for  the  dividends-received  deduction  for
corporate   shareholders.   Long-term  capital  gains  distributions  are  not
eligible for the  deduction.  The amount of dividends  paid by each  Portfolio that may  qualify  for the  deduction  is limited to the  aggregate  amount of qualifying dividends that a Portfolio derives from portfolio  investments that the  Portfolio  has held for a minimum  period,  usually 46 days.  A corporate shareholder  will not be  eligible  for the  deduction  on  dividends  paid on
Portfolio  shares  held for 45 days or less.  To the extent  each  Portfolio's dividends are derived from gross income from option premiums,  interest income or  short-term  gains from the sale of  securities  or dividends  from foreign corporations, those dividends will not qualify for the deduction.

      Each Portfolio may either retain or distribute to  shareholders  its net capital  gain for each  taxable  year.  The  Portfolios  currently  intend  to distribute  any such amounts.  If net long term capital gains are  distributed and  designated  as a  capital  gain  distribution,  it  will  be  taxable  to shareholders  as a long-term  capital gain and will be properly  identified in reports sent to  shareholders  in January of each year.  Such  treatment  will apply no  matter  how  long the  shareholder  has  held his or her  shares  or whether  that  gain was  recognized  by a  Portfolio  before  the  shareholder acquired his or her shares.

      If a Portfolio  elects to retain its net  capital  gain,  the  Portfolio will be subject to tax on it at the 35%  corporate  tax rate.  If a  Portfolio elects  to  retain  its net  capital  gain,  the  Portfolio  will  provide  to shareholders  of  record  on the  last  day of its  taxable  year  information regarding  their pro rata  share of the gain and tax paid.  As a result,  each shareholder  will be required to report his or her pro rata share of such gain on their tax return as long-term  capital gain,  will receive a refundable tax credit for his/her pro rata share of tax paid by a Portfolio on the gain,  and will  increase  the tax basis  for  his/her  shares by an amount  equal to the deemed distribution less the tax credit.

      Investment income that may be received by certain  Underlying Funds from sources within  foreign  countries may be subject to foreign taxes withheld at the source.  The United States has entered into tax treaties with many foreign countries  which entitle an Underlying Fund to a reduced rate of, or exemption from,  taxes on such income.  The  Portfolios  may not be able to pass through certain  foreign tax credits or deductions  that would  otherwise be available to a shareholder in an Underlying Fund.

      Distributions  by the Portfolios that do not constitute  ordinary income dividends  or  capital  gain  distributions  will be  treated  as a return  of capital  to the extent of the  shareholder's  tax basis in their  shares.  Any excess  will be treated as gain from the sale of those  shares,  as  discussed below.  Shareholders  will be advised  annually as to the U.S.  federal income tax  consequences of  distributions  made (or deemed made) during the year. If prior  distributions  made by the  Portfolios  must be  re-characterized  as a non-taxable  return of capital  at the end of the  fiscal  year as a result of the effect of a Portfolio's  investment  policies,  they will be identified as such in notices sent to shareholders.

      Distributions  by each Portfolio will be treated in the manner described above regardless of whether the  distributions  are paid in cash or reinvested in  additional  shares  of a  Portfolio  (or of  another  fund).  Shareholders receiving a distribution  in the form of additional  shares will be treated as receiving a  distribution  in an amount  equal to the fair market value of the shares received, determined as of the reinvestment date.

      Each  Portfolio  will be  required in certain  cases to withhold  28% of ordinary income  dividends,  capital gains  distributions  and the proceeds of the  redemption  of  shares,  paid to any  shareholder  (1) who has  failed to provide a correct taxpayer  identification  number or to properly certify that number when required,  (2) who is subject to backup withholding for failure to report the receipt of interest or  dividend  income  properly,  or (3) who has failed to  certify  to a  Portfolio  that the  shareholder  is not  subject to backup  withholding or is an "exempt  recipient" (such as a corporation).  Any tax withheld by a Portfolio  is remitted by a Portfolio  to the U.S.  Treasury and all  income  and any tax  withheld  is  identified  in  reports  mailed to shareholders in January of each year with a copy sent to the IRS.

      Tax Effects of Redemptions of Shares. If a shareholder  redeems all or a portion of his/her shares,  the  shareholder  will recognize a gain or loss on the redeemed shares in an amount equal to the difference  between the proceeds of the  redeemed  shares  and the  shareholder's  adjusted  tax  basis  in the shares.  All or a  portion  of any  loss  recognized  in  that  manner  may be disallowed if the shareholder  purchases other shares of a Portfolio within 30 days before or after the redemption.

      In general,  any gain or loss arising from the  redemption  of shares of the  Portfolio  will be  considered  capital gain or loss,  if the shares were held as a capital  asset.  It will be  long-term  capital  gain or loss if the shares were held for more than one year.  However,  any capital  loss  arising from the  redemption  of shares held for six months or less will be treated as a  long-term  capital  loss  to the  extent  of the  amount  of  capital  gain dividends  received on those shares.  Special  holding  period rules under the
Internal  Revenue Code apply in this case to determine  the holding  period of shares and there are  limits on the  deductibility  of  capital  losses in any year.

      Foreign Shareholders.  Under U.S. tax law, taxation of a shareholder who is a foreign  person (to  include,  but not  limited to, a  nonresident  alien individual,  a foreign trust, a foreign estate,  a foreign  corporation,  or a foreign partnership)  primarily depends on whether the foreign person's income from a Portfolio is effectively  connected with the conduct of a U.S. trade or business.  Typically,  ordinary  income  dividends paid from a mutual fund are not considered "effectively connected" income.

      Ordinary  income  dividends that are paid by a Portfolio (and are deemed not  "effectively  connected  income") to foreign persons will be subject to a
U.S.  tax withheld by a Portfolio  at a rate of 30%,  provided  the  Portfolio obtains a properly  completed and signed  Certificate of Foreign  Status.  The tax rate may be reduced if the foreign  person's  country of  residence  has a tax treaty with the U.S.  allowing  for a reduced tax rate on ordinary  income dividends  paid by a  Portfolio.  All  income  and any  tax  withheld  by each
Portfolio is remitted by the Portfolio to the U.S.  Treasury and is identified in reports  mailed to  shareholders  in March of each year with a copy sent to the IRS.

      If the ordinary  income  dividends from each  Portfolio are  effectively connected  with the  conduct of a U.S.  trade or  business,  then the  foreign person may claim an exemption  from the U.S. tax described  above provided the
Portfolio  obtains a  properly  completed  and signed  Certificate  of Foreign
Status.  If the foreign  person  fails to provide a  certification  of his/her foreign  status,  a Portfolio  will be required to withhold U.S. tax at a rate of 28% on ordinary  income  dividends,  capital  gains  distributions  and the proceeds of the  redemption  of shares,  paid to any foreign  person.  Any tax withheld (in this  situation)  by a Portfolio is remitted by the  Portfolio to the U.S.  Treasury  and all  income  and any tax  withheld  is  identified  in reports  mailed to  shareholders  in  January of each year with a copy sent to the IRS.

      The tax  consequences to foreign persons  entitled to claim the benefits of an  applicable  tax treaty may be different  from those  described  herein.
Foreign  shareholders  are urged to consult their own tax advisors or the U.S.
Internal  Revenue  Service with respect to the particular tax  consequences to them of an investment in each Portfolio,  including the  applicability  of the
U.S. withholding taxes described above.

Dividend  Reinvestment  in Another Fund.  Shareholders  of each  Portfolio may elect to reinvest all dividends  and/or capital gains  distributions in shares of the  same  class  of  any of the  other  Oppenheimer  funds  listed  above.
Reinvestment  will be made  without  sales  charge at the net asset  value per share in effect at the close of business on the payable  date of the  dividend or  distribution.  To elect  this  option,  the  shareholder  must  notify the
Transfer  Agent in  writing  and must  have an  existing  account  in the fund selected  for  reinvestment.  Otherwise  the  shareholder  first must obtain a prospectus for that fund and an application  from the Distributor to establish an  account.  Dividends  and/or  distributions  from  shares of certain  other
Oppenheimer  funds (other than  Oppenheimer  Cash Reserves) may be invested in shares of each Portfolio on the same basis.

Additional Information About the Portfolios

The  Distributor.  Each Portfolio's  shares are sold through dealers,  brokers
and  other   financial   institutions   that  have  a  sales   agreement  with
OppenheimerFunds  Distributor,  Inc., a subsidiary of the Manager that acts as each Portfolio's  Distributor.  The Distributor also distributes shares of the other  Oppenheimer  funds  and  is  sub-distributor  for  funds  managed  by a subsidiary of the Manager.

The  Transfer  Agent.  OppenheimerFunds  Services,  the  Portfolios'  Transfer
Agent, is a division of the Manager.  It is responsible  for maintaining  each
Portfolio's  shareholder registry and shareholder  accounting records, and for
paying  dividends  and   distributions   to  shareholders.   It  also  handles
shareholder servicing and administrative  functions. It serves as the Transfer
Agent for an annual per  account  fee. It also acts as  shareholder  servicing agent for the other Oppenheimer  funds.  Shareholders  should direct inquiries about their  accounts  to the  Transfer  Agent at the  address  and  toll-free numbers shown on the back cover.

The Custodian.  Citibank,  N.A. is the custodian of each  Portfolio's  assets.
The custodian's  responsibilities  include  safeguarding  and controlling each
Portfolio's  portfolio securities and handling the delivery of such securities to and from a  Portfolio.  It is the  practice of each  Portfolio to deal with the  custodian  in a  manner  uninfluenced  by any  banking  relationship  the custodian may have with the Manager and its affiliates.  Each Portfolio's cash balances  with the  custodian  in  excess of  $100,000  are not  protected  by
federal  deposit   insurance.   Those  uninsured  balances  at  times  may  be
substantial.

Independent   Registered   Public  Accounting  Firm.  Ernst  &  Young  is  the
independent  registered public  accounting firm of each Portfolio.  They audit
each  Portfolio's   financial  statements  and  perform  other  related  audit services.  They also act as an independent  registered  public accounting firm for certain other funds advised by the Manager and its  affiliates.  Audit and non-audit  services  provided to each Portfolio must be pre-approved the Audit
Committee.  Non-audit  services  provided  by Ernst & Young to the Manager and certain related companies must also be pre-approved by the Audit Committee.

           Report of Independent Registered Public Accounting Firm

To the Shareholder and
Board of Trustees of
Oppenheimer Portfolio Series

We have  audited the  accompanying  statements  of assets and  liabilities  of
Oppenheimer   Portfolio  Series   (comprising  the  Active   Allocation  Fund,
Aggressive  Investor Fund,  Conservative  Investor Fund and Moderate  Investor
Fund) (the  "Funds")  as of March 15,  2005.  These  statements  of assets and
liabilities   are  the   responsibility   of  the   Funds'   management.   Our
responsibility  is to express an  opinion  on these  statements  of assets and liabilities based on our audits.

We  conducted  our  audits in  accordance  with the  standards  of the  Public
Company  Accounting  Oversight Board (United States).  Those standards require that we plan and  perform  the  audit to  obtain  reasonable  assurance  about whether  the  statements  of  assets  and  liabilities  are  free of  material misstatement.  We were not engaged to perform an audit of the Fund's  internal control  over  financial  reporting.  Our  audits  included  consideration  of internal  control  over  financial  reporting as a basis for  designing  audit procedures that are appropriate in the circumstances,  but not for the purpose of expressing an opinion on the  effectiveness  of the Funds' internal control over financial  reporting.  Accordingly,  we express no such opinion. An audit also includes examining,  on a test basis, evidence supporting the amounts and disclosures  in  the  statements  of  asset  and  liabilities,  assessing  the accounting  principles used and significant  estimates made by management,  as
well  as  evaluating  the  overall   statements  of  assets  and   liabilities
presentation.  We believe that our audits  provide a reasonable  basis for our opinion.

In our opinion,  the  statements of assets and  liabilities  referred to above present fairly, in all material  respects,  the financial  position of each of the Funds constituting the Oppenheimer  Portfolio Series at March 15, 2005, in
conformity with U.S. generally accepted accounting principles.

                                          ERNST & YOUNG LLP

New York, New York
March 21, 2005

                             Oppenheimer Portfolio Series
                         Statements of Assets and Liabilities
                                    March 15, 2005

Assets:                 Conservative Investor Fund         Moderate Investor
Fund

Cash                     $104,000                        $104,000

LIABILITIES                    --                              --

Net Assets               $104,000                        $104,000

NET ASSETS:  Applicable to 10,000 Class A        Class A    Class B  Class C
Class N Class Y                     Class A    Class B  Class C  Class N Class Y
shares, 100 Class B shares, 100 Class C shares,
100 Class N shares and 100 Class Y shares of
beneficial interest outstanding, $.001 par value,
unlimited share authorized.$104,000$100,000 $1,000$1,000$1,000$1,000$104,000 $100,000 $1,000
$1,000                     $1,000 $1,000

NET ASSET VALUE PER SHARE (net assets
divided by 10,000, 100, 100, 100 and 100 shares
of beneficial interest of Class A, B, C,
N and Y, respectively)           $10.00$10.00 $10.00$10.00        $10.00$10.00$10.00$10.00$10.00
$10.000.00

MAXIMUM OFFERING PRICE PER SHARE (net
asset value plus shares charge of 5.75% of offering
price for Class A shares)        $10.61$10.00$10.00 $10.00        $10.00     $10.61$10.00$10.00
$10.00                           $10.00

Assets:                 Active Allocation Fund             Aggressive
Investor Fund

Cash                     $104,000                        $104,000

LIABILITIES                    --                              --

Net Assets               $104,000                        $104,000

NET ASSETS:  Applicable to 10,000 Class A    Class A   Class B  Class C Class N   Class Y
  Class A   Class B  Class C  Class N Class Y
shares, 100 Class B shares, 100 Class C shares,
100 Class N shares and 100 Class Y shares of
beneficial interest outstanding, $.001 par value,
unlimited share authorized.$104,000 $100,000$1,000 $1,000  $1,000 $1,000$104,000$100,000    $1,000
$1,000                     $1,000$1,000

NET ASSET VALUE PER SHARE (net assets
divided by 10,000, 100, 100, 100 and 100 shares
of beneficial interest of Class A, B, C,
N and Y, respectively)           $10.00$10.00$10.00$10.00         $10.00$10.00     $10.00$10.00
$10.00                           $10.00

MAXIMUM OFFERING PRICE PER SHARE (net
Asset value plus shares charge of 5.75% of offering
for Class A shares)                $10.61$10.00$10.00 $10.00      $10.00$10.61     $10.00$10.00$10.00
$10.00

Notes to Statements of Assets and Liabilities:

Note 1.  Organization

Oppenheimer Portfolio Series (the "Trust") was organized as a business trust in the Commonwealth of Massachusetts on November 30, 2004 as a diversified, open-end management investment company registered under the Investment
Company Act of 1940, as amended.  The Trust consists of four asset allocation portfolios, each with unique characteristics and risk profile. The Portfolios include:  the Conservative Investor Fund, Moderate Investor Fund, Aggressive
Investor Fund and Active Allocation Fund (each, a "Portfolio", and collectively, the "Portfolios"), each of which is designed to achieve an allocation of assets among different asset classes.  Each Portfolio is a special type of mutual fund known as a "fund of funds" as each Portfolio invests in other mutual funds.  Each Portfolio will normally invest in a portfolio consisting of a target-weighted allocation in Class Y or Class A shares of other Oppenheimer funds, referred to as "Underlying Funds".

The Portfolios have had no operations through March 15, 2005 other than those relating to organizational matters and the sale and issuance of 10,000 Class
A shares, 100 Class B shares, 100 Class C shares, 100 Class N shares and 100
Class Y Shares of beneficial interest in each Portfolio to OppenheimerFunds,
Inc. ("OFI" or the "Adviser").

On December 8, 2004, the Trust's Board of Trustees approved an Investment
Advisory Agreement with OFI and a Distributor's Agreement with
OppenheimerFunds Distributor, Inc. ("OFDI" or the "Distributor), a
wholly-owned subsidiary of OFI.

The investment objective of each Portfolio is as follows: Conservative
Investor Fund seeks current income with a secondary objective of long-term growth of capital, Moderate Investor Fund and Active Allocation Fund each seek long-term growth of capital with a secondary objective of current income and Aggressive Investor Fund seeks long-term growth of capital.

Each Portfolio offers Class A, Class B, Class C, Class N and Class Y shares of beneficial interest.  Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge.  Class B, Class C and Class N shares are sold at net asset value, without a front-end sales charge, but may be subject to a contingent deferred sales charge (CDSC).
Class Y shares are sold at net asset value without a front-end sales charge and are not subject to a CDSC.

Note 2.  Significant Accounting Policies

OFI has assumed all organization and initial offering costs of the Trust which are estimated at $350,000.

The Portfolios' financial statements are prepared in conformity with U.S.
generally accepted accounting principles which may require the use of management estimates and assumptions.  Actual results could differ from those estimates.

The Portfolios intend to comply in their initial fiscal year and thereafter with provisions of the Internal Revenue Code applicable to regulated investment companies and as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains)
distributed to shareholders.
Note 3.  Fees and Other Transactions with Affiliated Parties

The Portfolios will not be charged a direct advisory fee, however they will pay indirect advisory fees and other expenses as a result of their investments in the Underlying Funds.  Active Allocation Fund will pay the
Adviser an asset allocation fee equal to an annual rate of 0.10% of the average daily net assets of the Portfolio.

OppenheimerFunds Services ("OFS"), a division of the Adviser, acts as the transfer and shareholder servicing agent for the Portfolios.  Each Portfolio will pay OFS a per account fee.  OFS has voluntarily agreed to limit transfer and shareholder servicing agent fees paid directly by each Portfolio to an annual rate of 0.35% of the daily net assets of each class.

OFDI acts as the principal underwriter in the continuous public offering of shares of the Portfolios.  Each Portfolio has adopted a Service Plan for
Class A shares that reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares.
Reimbursement is made quarterly at an annual rate up to 0.25% of average daily net assets of Class A shares of each Portfolio.  Each Portfolio has adopted Distribution and Service Plans for Class B, Class C and Class N
shares.  Under the plans, each Portfolio pays the Distributor an annual asset-based service fee of 0.75% per year on Class B and Class C shares and
0.25% on Class N shares.  The Distributor also receives a service fee of up to 0.25% per year under each plan on Class B, Class C and Class N shares.

Note 4.  Pending Litigation

A consolidated amended complaint has been filed as putative derivative and class actions against the Adviser, OFS and the Distributor (collectively, the
"Oppenheimer defendants"), as well as 51 of the Oppenheimer funds
(collectively, the "funds" as "Nominal Defendants") not including the Trust,
30 present and former Directors or Trustees and eight present and former officers of the funds.  This complaint, initially filed in the U.S. District
Court for the Southern District of New York on January 10, 2005 and amended on
March 4, 2005, consolidates into a single action and amends six individual previously-filed putative derivative and class action complaints.  Like those prior complaints, the complaint alleges that the Adviser charged excessive fees for distribution and other costs, improperly used assets of the funds in the form of directed brokerage commissions and 12b-1 fees to pay brokers to promote sales of the funds, and failed to properly disclose the use of assets of the funds to make those payments in violation of the Investment Company Act of 1940 and the Investment Advisers Act of 1940.  Also, like those prior complaints, the complaint further alleges that by permitting and/or participating in those actions, the Directors/Trustees and the Officers breached their fiduciary duties to shareholders of the funds under the
Investment Company Act of 1940 and at common law.  The complaint seeks unspecified compensatory and punitive damages, rescission of the funds'
investment advisory agreements, an accounting of all fees paid, and an award of attorneys' fees and litigation expenses.

The Oppenheimer defendants believe that the allegations contained in the
Complaints are without merit and that they, the funds named as Nominal
Defendants, and the directors/trustees of those funds have meritorious defenses against the claims asserted.  The Oppenheimer defendants intend to defend these lawsuits vigorously and to contest any claimed liability.  The
Oppenheimer defendants believe that it is premature to render any opinion as to the likelihood of an outcome unfavorable to them and that no estimate can yet be made with any degree of certainty as to the amount or range of any potential loss.

                                  Appendix A

                             RATINGS DEFINITIONS

Below are summaries of the rating definitions used by the
nationally-recognized rating agencies listed below. Those ratings represent the opinion of the agency as to the credit quality of issues that they rate.
The summaries below are based upon publicly available information provided by the rating organizations.

Moody's Investors Service, Inc. ("Moody's")

LONG-TERM RATINGS: BONDS AND PREFERRED STOCK ISSUER RATINGS

Aaa: Bonds and preferred stock rated "Aaa" are judged to be the best quality.
They carry the smallest degree of investment risk.  Interest payments are protected by a large or by an exceptionally stable margin and principal is secure.  While the various protective elements are likely to change, the changes that can be expected are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds and preferred stock rated "Aa" are judged to be of high quality by all standards. Together with the "Aaa" group, they comprise what are generally known as high-grade bonds.  They are rated lower than the best bonds because margins of protection may not be as large as with "Aaa"
securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than that of "Aaa" securities.

A: Bonds and preferred stock rated "A" possess many favorable investment attributes and are to be considered as upper-medium grade obligations.
Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa: Bonds and preferred stock rated "Baa" are considered medium-grade obligations; that is, they are neither highly protected nor poorly secured.
Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and have speculative characteristics as well.

Ba: Bonds and preferred stock rated "Ba" are judged to have speculative elements. Their future cannot be considered well-assured.  Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future.
Uncertainty of position characterizes bonds in this class.

B: Bonds and preferred stock rated "B" generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Bonds and preferred stock rated "Caa" are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.
Ca: Bonds and preferred stock rated "Ca" represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C:  Bonds and preferred stock rated "C" are the lowest class of rated bonds and can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from "Aa" through "Caa." The modifier "1" indicates that the obligation ranks in the higher end of its generic rating category; the modifier "2" indicates a mid-range ranking; and the modifier "3" indicates a ranking in the lower end of that generic rating category. Advanced refunded issues that are secured by certain assets are identified with a # symbol.

PRIME RATING SYSTEM (SHORT-TERM RATINGS - TAXABLE DEBT)
These ratings are opinions of the ability of issuers to honor senior financial obligations and contracts. Such obligations generally have an original maturity not exceeding one year, unless explicitly noted.

Prime-1: Issuer has a superior ability for repayment of senior short-term debt obligations.

Prime-2: Issuer has a strong ability for repayment of senior short-term debt obligations. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Prime-3: Issuer has an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Not Prime: Issuer does not fall within any Prime rating category.

Standard & Poor's Ratings Services ("Standard & Poor's"), a division of The
McGraw-Hill Companies, Inc.

LONG-TERM ISSUE CREDIT RATINGS
Issue credit ratings are based in varying degrees, on the following considerations:
o     Likelihood of payment-capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;
o     Nature of and provisions of the obligation; and
o     Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.
   The issue ratings definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above.

AAA: An obligation  rated "AAA" have the highest rating assigned by Standard &
Poor's.  The  obligor's  capacity  to meet  its  financial  commitment  on the obligation is extremely strong.

AA: An obligation  rated "AA" differ from the highest rated  obligations  only in small degree.  The obligor's  capacity to meet its financial  commitment on the obligation is very strong.

A: An  obligation  rated "A" are  somewhat  more  susceptible  to the  adverse effects of changes in circumstances  and economic  conditions than obligations in  higher-rated  categories.  However,  the  obligor's  capacity  to meet its financial commitment on the obligation is still strong.

BBB:  An  obligation  rated  "BBB"  exhibit  adequate  protection  parameters.
However,  adverse  economic  conditions  or  changing  circumstances  are more likely to lead to a weakened  capacity  of the  obligor to meet its  financial commitment on the obligation.

BB, B, CCC, CC, and C
An obligation rated `BB', `B', `CCC', `CC', and `C' are regarded as having significant speculative characteristics. `BB' indicates the least degree of speculation and `C' the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB: An obligation  rated "BB" are less  vulnerable  to  nonpayment  than other
speculative  issues.   However,  they  face  major  ongoing  uncertainties  or
exposure to adverse business,  financial,  or economic  conditions which could lead to the obligor's  inadequate capacity to meet its financial commitment on the obligation.

B: An obligation  rated "B" are more vulnerable to nonpayment than obligations rated "BB",  but the obligor  currently has the capacity to meet its financial commitment  on  the  obligation.  Adverse  business,  financial,  or  economic conditions  will likely impair the obligor's  capacity or  willingness to meet its financial commitment on the obligation.

CCC: An obligation  rated "CCC" are currently  vulnerable to  nonpayment,  and are dependent upon favorable business,  financial, and economic conditions for the obligor to meet its financial  commitment on the obligation.  In the event of adverse business,  financial,  or economic  conditions,  the obligor is not likely  to  have  the  capacity  to  meet  its  financial  commitment  on  the obligation.

CC: An obligation rated "CC" are currently highly vulnerable to nonpayment.

C:  Subordinated  debt or preferred stock  obligations rated "C" are currently highly  vulnerable  to  nonpayment.  The "C"  rating  may be  used to  cover a situation where a bankruptcy  petition has been filed or similar action taken, but  payments  on this  obligation  are  being  continued.  A "C" also will be assigned to a preferred  stock issue in arrears on  dividends  or sinking fund payments, but that is currently paying.

D: An obligation rated "D" are in payment default.  The "D" rating category is used when payments on an  obligation  are not made on the date due even if the applicable  grace period has not expired,  unless  Standard & Poor's  believes that such payments will be made during such grace period.  The "D" rating also will be used  upon the  filing of a  bankruptcy  petition  or the  taking of a similar action if payments on an obligation are jeopardized.

The ratings from "AA" to "CCC" may be modified by the addition of a plus (+)
or minus (-) sign to show relative standing within the major rating categories.

c: The `c' subscript is used to provide additional information to investors that the bank may terminate its obligation to purchase tendered bonds if the long-term credit rating of the issuer is below an investment-grade level and/or the issuer's bonds are deemed taxable.

p: The letter `p' indicates that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of or the risk of default upon failure of such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

Continuance of the ratings is contingent upon Standard & Poor's receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows.

r: The `r' highlights derivative, hybrid, and certain other obligations that
Standard & Poor's believes may experience high volatility or high variability in expected returns as a result of noncredit risks. Examples of such obligations are securities with principal or interest return indexed to equities, commodities, or currencies; certain swaps and options; and
interest-only and principal-only mortgage securities. The absence of an `r'
symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

N.R. Not rated.

Debt obligations of issuers outside the United States and its territories are rated on the same basis as domestic corporate and municipal issues. The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.

Bond Investment Quality Standards

Under present commercial bank regulations issued by the Comptroller of the
Currency, bonds rated in the top four categories (`AAA', `AA', `A', `BBB', commonly known as investment-grade ratings) generally are regarded as eligible for bank investment. Also, the laws of various states governing legal investments impose certain rating or other standards for obligations eligible for investment by savings banks, trust companies, insurance companies, and fiduciaries in general

SHORT-TERM ISSUE CREDIT RATINGS
Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days-including commercial paper.

A-1: A short-term obligation rated "A-1" is rated in the highest category by
Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2: A short-term obligation rated "A-2" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.
A-3: A short-term obligation rated "A-3" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B: A short-term obligation rated "B" is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

C: A short-term obligation rated "C" is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D: A short-term obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The "D"
rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

NOTES:
A Standard & Poor's note rating reflects the liquidity factors and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment:
o     Amortization schedule-the larger the final maturity relative to other maturities, the more likely it will
      be treated as a note; and
o     Source of payment-the more dependent the issue is on the market for its refinancing, the more likely
      it will be treated as a note.

SP-1: Strong capacity to pay principal and interest. An issue with a very strong capacity to pay debt service is given a (+) designation.

SP-2: Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3: Speculative capacity to pay principal and interest.

Fitch, Inc.
International credit ratings assess the capacity to meet foreign currency or local currency commitments. Both "foreign currency" and "local currency"
ratings are internationally comparable assessments. The local currency rating measures the probability of payment within the relevant sovereign state's currency and jurisdiction and therefore, unlike the foreign currency rating, does not take account of the possibility of foreign exchange controls limiting transfer into foreign currency.

INTERNATIONAL LONG-TERM CREDIT RATINGS
The following ratings scale applies to foreign currency and local currency ratings.

Investment Grade:

AAA: Highest Credit Quality. "AAA" ratings denote the lowest expectation of credit risk. They are assigned only in the case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.
AA: Very High Credit Quality. "AA" ratings denote a very low expectation of credit risk. They indicate a very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A: High Credit Quality. "A" ratings denote a low expectation of credit risk.
The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB: Good Credit Quality. "BBB" ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

Speculative Grade:

BB: Speculative. "BB" ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time. However, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B: Highly Speculative. "B" ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met. However, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC C: High Default Risk.  Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A "CC" rating indicates that default of some kind appears probable. "C" ratings signal imminent default.

DDD, DD, and D: Default. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. "DDD" obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. "DD" indicates potential recoveries in the range of 50%-90%, and
"D" the lowest recovery potential, i.e., below 50%.

Entities rated in this category have defaulted on some or all of their obligations. Entities rated "DDD" have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated "DD" and "D" are generally undergoing a formal reorganization or liquidation process; those rated "DD" are likely to satisfy a higher portion of their outstanding obligations, while entities rated "D"
have a poor prospect for repaying all obligations.

Plus (+) and minus (-) signs may be appended to a rating symbol to denote relative status within the major rating categories.  Plus and minus signs are not added to the "AAA" category or to categories below "CCC," nor to short-term ratings other than "F1" (see below).

INTERNATIONAL SHORT-TERM CREDIT RATINGS
The following ratings scale applies to foreign currency and local currency ratings. A short-term rating has a time horizon of less than 12 months for most obligations, or up to three years for U.S. public finance securities, and thus places greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.

F1: Highest credit quality. Strongest capacity for timely payment of financial commitments. May have an added "+" to denote any exceptionally strong credit feature.

F2: Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of higher ratings.

F3: Fair credit quality. Capacity for timely payment of financial commitments is adequate. However, near-term adverse changes could result in a reduction to non-investment grade.

B: Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C: High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D: Default. Denotes actual or imminent payment default.

                                     B-1
                                  Appendix B

                           Industry Classifications

Aerospace & Defense                  Household Products
Air Freight & Couriers               Industrial Conglomerates
Airlines                             Insurance
Auto Components                      Internet & Catalog Retail
Automobiles                          Internet Software & Services
Beverages                            IT Services
Biotechnology                        Leisure Equipment & Products
Building Products                    Machinery
Chemicals                            Marine
Consumer Finance                     Media
Commercial Banks                     Metals & Mining
Commercial Services & Supplies       Multiline Retail
Communications Equipment             Multi-Utilities
Computers & Peripherals              Office Electronics
Construction & Engineering           Oil & Gas
Construction Materials               Paper & Forest Products
Containers & Packaging               Personal Products
Distributors                         Pharmaceuticals
Diversified Financial Services       Real Estate
Diversified Telecommunication        Road & Rail
Services
Electric Utilities                   Semiconductors and Semiconductor
                                     Equipment
Electrical Equipment                 Software
Electronic Equipment & Instruments   Specialty Retail
Energy Equipment & Services          Textiles, Apparel & Luxury Goods
Food & Staples Retailing             Thrifts & Mortgage Finance
Food Products                        Tobacco
Gas Utilities                        Trading Companies & Distributors
Health Care Equipment & Supplies     Transportation Infrastructure
Health Care Providers & Services     Water Utilities
Hotels Restaurants & Leisure         Wireless Telecommunication Services
Household Durables

                                      11

                                  Appendix C

        OppenheimerFunds Special Sales Charge Arrangements and Waivers

In certain cases, the initial sales charge that applies to purchases of Class
A shares(7) of the Oppenheimer funds or the contingent deferred sales charge that may apply to Class A, Class B or Class C shares may be waived.(8)  That is because of the economies of sales efforts realized by OppenheimerFunds
Distributor, Inc., (referred to in this document as the "Distributor"), or by dealers or other financial institutions that offer those shares to certain classes of investors. Not all waivers apply to all funds.

For the purposes of some of the waivers described below and in the Prospectus and Statement of Additional Information of the applicable Oppenheimer funds, the term "Retirement Plan" refers to the following types of plans:
         1) plans created or qualified under Sections 401(a) or 401(k) of the
            Internal Revenue Code,
         2) non-qualified deferred compensation plans,
         3) employee benefit plans(9)
         4) Group Retirement Plans(10)
         5) 403(b)(7) custodial plan accounts
         6) Individual Retirement Accounts ("IRAs"), including traditional
            IRAs, Roth IRAs, SEP-IRAs, SARSEPs or SIMPLE plans

The interpretation of these provisions as to the applicability of a special arrangement or waiver in a particular case is in the sole discretion of the
Distributor or the transfer agent (referred to in this document as the
"Transfer Agent") of the particular Oppenheimer fund. These waivers and special arrangements may be amended or terminated at any time by a particular fund, the Distributor, and/or OppenheimerFunds, Inc. (referred to in this document as the "Manager").

Waivers that apply at the time shares are redeemed must be requested by the shareholder and/or dealer in the redemption request.
I.     Applicability of Class A Contingent Deferred Sales Charges in Certain
                                      Cases
------------------------------------------------------------------------------

Purchases of Class A Shares of Oppenheimer Funds That Are Not Subject to
Initial Sales Charge but May Be Subject to the Class A Contingent Deferred
Sales Charge (unless a waiver applies).

      There is no initial sales charge on purchases of Class A shares of any of the Oppenheimer funds in the cases listed below. However, these purchases may be subject to the Class A contingent deferred sales charge if redeemed within 18 months (24 months in the case of Oppenheimer Rochester National
Municipals and Rochester Fund Municipals) of the beginning of the calendar month of their purchase, as described in the Prospectus (unless a waiver described elsewhere in this Appendix applies to the redemption).
Additionally, on shares purchased under these waivers that are subject to the
Class A contingent deferred sales charge, the Distributor will pay the applicable concession described in the Prospectus under "Class A Contingent
Deferred Sales Charge."(11) This waiver provision applies to:
|_|   Purchases of Class A shares aggregating $1 million or more.
|_|   Purchases of Class A shares by a Retirement Plan that was permitted to purchase such shares at net asset value but subject to a contingent deferred sales charge prior to March 1, 2001. That included plans
         (other than IRA or 403(b)(7) Custodial Plans) that: 1) bought shares costing $500,000 or more, 2) had at the time of purchase 100 or more eligible employees or total plan assets of $500,000 or more, or 3)
         certified to the Distributor that it projects to have annual plan purchases of $200,000 or more.
|_|   Purchases by an OppenheimerFunds-sponsored Rollover IRA, if the purchases are made:
         1) through a broker, dealer, bank or registered investment adviser that has made special arrangements with the Distributor for those purchases, or
         2) by a direct rollover of a distribution from a qualified
            Retirement Plan if the administrator of that Plan has made special arrangements with the Distributor for those purchases.
|_|   Purchases of Class A shares by Retirement Plans that have any of the following record-keeping arrangements:
         1) The record keeping is performed by Merrill Lynch Pierce Fenner &
            Smith, Inc. ("Merrill Lynch") on a daily valuation basis for the
            Retirement Plan. On the date the plan sponsor signs the
            record-keeping service agreement with Merrill Lynch, the Plan must have $3 million or more of its assets invested in (a) mutual funds, other than those advised or managed by Merrill Lynch
            Investment Management, L.P. ("MLIM"), that are made available under a Service Agreement between Merrill Lynch and the mutual fund's principal underwriter or distributor, and  (b)  funds advised or managed by MLIM (the funds described in (a) and (b)
            are referred to as "Applicable Investments").
         2) The record keeping for the Retirement Plan is performed on a daily valuation basis by a record keeper whose services are provided under a contract or arrangement between the Retirement
            Plan and Merrill Lynch. On the date the plan sponsor signs the record keeping service agreement with Merrill Lynch, the Plan must have $5 million or more of its assets (excluding assets invested in money market funds) invested in Applicable
            Investments.
         3) The record keeping for a Retirement Plan is handled under a service agreement with Merrill Lynch and on the date the plan sponsor signs that agreement, the Plan has 500 or more eligible employees (as determined by the Merrill Lynch plan conversion manager).
II.

            Waivers of Class A Sales Charges of Oppenheimer Funds
------------------------------------------------------------------------------

A. Waivers of Initial and Contingent Deferred Sales Charges for Certain
Purchasers.

Class A shares purchased by the following investors are not subject to any
Class A sales charges (and no concessions are paid by the Distributor on such purchases):
|_|   The Manager or its affiliates.
|_|   Present or former officers, directors, trustees and employees (and their "immediate families") of the Fund, the Manager and its affiliates, and retirement plans established by them for their employees. The term "immediate family" refers to one's spouse, children, grandchildren, grandparents, parents, parents-in-law, brothers and sisters, sons- and daughters-in-law, a sibling's spouse, a spouse's siblings, aunts, uncles, nieces and nephews;
         relatives by virtue of a remarriage (step-children, step-parents, etc.) are included.
|_|   Registered management investment companies, or separate accounts of insurance companies having an agreement with the Manager or the
         Distributor for that purpose.
|_|   Dealers or brokers that have a sales agreement with the Distributor, if they purchase shares for their own accounts or for retirement plans for their employees.
|_|   Employees and registered representatives (and their spouses) of dealers or brokers described above or financial institutions that have entered into sales arrangements with such dealers or brokers (and which are identified as such to the Distributor) or with the
         Distributor. The purchaser must certify to the Distributor at the time of purchase that the purchase is for the purchaser's own account (or for the benefit of such employee's spouse or minor children).
|_|   Dealers, brokers, banks or registered investment advisors that have entered into an agreement with the Distributor providing
         specifically for the use of shares of the Fund in particular investment products made available to their clients. Those clients may be charged a transaction fee by their dealer, broker, bank or advisor for the purchase or sale of Fund shares.
|_|   Investment advisors and financial planners who have entered into an agreement for this purpose with the Distributor and who charge an advisory, consulting or other fee for their services and buy shares for their own accounts or the accounts of their clients.
|_|   "Rabbi trusts" that buy shares for their own accounts, if the purchases are made through a broker or agent or other financial intermediary that has made special arrangements with the Distributor for those purchases.
|_|   Clients of investment advisors or financial planners (that have entered into an agreement for this purpose with the Distributor) who buy shares for their own accounts may also purchase shares without sales charge but only if their accounts are linked to a master account of their investment advisor or financial planner on the books and records of the broker, agent or financial intermediary with which the Distributor has made such special arrangements . Each of these investors may be charged a fee by the broker, agent or financial intermediary for purchasing shares.
|_|   Directors, trustees, officers or full-time employees of OpCap Advisors or its affiliates, their relatives or any trust, pension, profit sharing or other benefit plan which beneficially owns shares for those persons.
|_|   Accounts for which Oppenheimer Capital (or its successor) is the investment advisor (the Distributor must be advised of this arrangement) and persons who are directors or trustees of the company or trust which is the beneficial owner of such accounts.
|_|   A unit investment trust that has entered into an appropriate agreement with the Distributor.
|_|   Dealers, brokers, banks, or registered investment advisers that have entered into an agreement with the Distributor to sell shares to defined contribution employee retirement plans for which the dealer, broker or investment adviser provides administration services.
|_|   Retirement Plans and deferred compensation plans and trusts used to fund those plans (including, for example, plans qualified or created under sections 401(a), 401(k), 403(b) or 457 of the Internal Revenue
         Code), in each case if those purchases are made through a broker, agent or other financial intermediary that has made special arrangements with the Distributor for those purchases.
|_|   A TRAC-2000 401(k) plan (sponsored by the former Quest for Value
         Advisors) whose Class B or Class C shares of a Former Quest for
         Value Fund were exchanged for Class A shares of that Fund due to the termination of the Class B and Class C TRAC-2000 program on November
         24, 1995.
|_|   A qualified Retirement Plan that had agreed with the former Quest for
         Value Advisors to purchase shares of any of the Former Quest for
         Value Funds at net asset value, with such shares to be held through
         DCXchange, a sub-transfer agency mutual fund clearinghouse, if that arrangement was consummated and share purchases commenced by
         December 31, 1996.
|_|   Effective October 1, 2005, taxable accounts established with the proceeds of Required Minimum Distributions from Retirement Plans.

B. Waivers of Class A Initial and Contingent Deferred Sales Charges in
Certain Transactions.

Class A shares issued or purchased in the following transactions are not subject to sales charges (and no concessions are paid by the Distributor on such purchases):
|_|   Shares issued in plans of reorganization, such as mergers, asset acquisitions and exchange offers, to which the Fund is a party.
|_|   Shares purchased by the reinvestment of dividends or other distributions reinvested from the Fund or other Oppenheimer funds or unit investment trusts for which reinvestment arrangements have been made with the Distributor.
|_|   Shares purchased by certain Retirement Plans that are part of a retirement plan or platform offered by banks, broker-dealers, financial advisors or insurance companies, or serviced by
         recordkeepers.
|_|   Shares purchased by the reinvestment of loan repayments by a participant in a Retirement Plan for which the Manager or an affiliate acts as sponsor.
|_|   Shares purchased in amounts of less than $5.

Class A shares issued and purchased in the following transactions are not subject to sales charges (a dealer concession at the annual rate of 0.25% is paid by the Distributor on purchases made within the first 6 months of plan establishment):
|_|   Retirement Plans that have $5 million or more in plan assets.
|_|   Retirement Plans with a single plan sponsor that have $5 million or more in aggregate assets invested in Oppenheimer funds.

C. Waivers of the Class A Contingent Deferred Sales Charge for Certain
Redemptions.

The Class A contingent deferred sales charge is also waived if shares that would otherwise be subject to the contingent deferred sales charge are redeemed in the following cases:
|_|   To make Automatic Withdrawal Plan payments that are limited annually to no more than 12% of the account value adjusted annually.
|_|   Involuntary redemptions of shares by operation of law or involuntary redemptions of small accounts (please refer to "Shareholder Account
         Rules and Policies," in the applicable fund Prospectus).
|_|   For distributions from Retirement Plans, deferred compensation plans or other employee benefit plans for any of the following purposes:
         1) Following the death or disability (as defined in the Internal
            Revenue Code) of the participant or beneficiary. The death or disability must occur after the participant's account was
            established.
         2) To return excess contributions.
         3) To return contributions made due to a mistake of fact.
4)    Hardship withdrawals, as defined in the plan.(12)
         5) Under a Qualified Domestic Relations Order, as defined in the
            Internal Revenue Code, or, in the case of an IRA, a divorce or separation agreement described in Section 71(b) of the Internal
            Revenue Code.
         6) To meet the minimum distribution requirements of the Internal
            Revenue Code.
         7) To make "substantially equal periodic payments" as described in
            Section 72(t) of the Internal Revenue Code.
         8) For loans to participants or beneficiaries.
         9) Separation from service.(13)
         10)      Participant-directed redemptions to purchase shares of a
            mutual fund (other than a fund managed by the Manager or a subsidiary of the Manager) if the plan has made special
            arrangements with the Distributor.
         11)      Plan termination or "in-service distributions," if the
            redemption proceeds are rolled over directly to an
            OppenheimerFunds-sponsored IRA.
|_|   For distributions from 401(k) plans sponsored by broker-dealers that have entered into a special agreement with the Distributor allowing this waiver.
|_|   For distributions from retirement plans that have $10 million or more in plan assets and that have entered into a special agreement with the Distributor.
|_|   For distributions from retirement plans which are part of a retirement plan product or platform offered by certain banks, broker-dealers, financial advisors, insurance companies or record keepers which have entered into a special agreement with the Distributor.
III.    Waivers of Class B, Class C and Class N Sales Charges of Oppenheimer
                                         Funds
---------------------------------------------------------------------------------

The Class B, Class C and Class N contingent deferred sales charges will not be applied to shares purchased in certain types of transactions or redeemed in certain circumstances described below.

A. Waivers for Redemptions in Certain Cases.

The Class B, Class C and Class N contingent deferred sales charges will be waived for redemptions of shares in the following cases:
|_|   Shares redeemed involuntarily, as described in "Shareholder Account
         Rules and Policies," in the applicable Prospectus.
|_|   Redemptions from accounts other than Retirement Plans following the death or disability of the last surviving shareholder. The death or disability must have occurred after the account was established, and for disability you must provide evidence of a determination of disability by the Social Security Administration.
|_|   The contingent deferred sales charges are generally not waived following the death or disability of a grantor or trustee for a trust account. The contingent deferred sales charges will only be waived in the limited case of the death of the trustee of a grantor trust or revocable living trust for which the trustee is also the sole beneficiary. The death or disability must have occurred after the account was established, and for disability you must provide evidence of a determination of disability (as defined in the
         Internal Revenue Code).
|_|   Distributions from accounts for which the broker-dealer of record has entered into a special agreement with the Distributor allowing this waiver.
|_|   Redemptions of Class B shares held by Retirement Plans whose records are maintained on a daily valuation basis by Merrill Lynch or an independent record keeper under a contract with Merrill Lynch.
|_|   Redemptions of Class C shares of Oppenheimer U.S. Government Trust from accounts of clients of financial institutions that have entered into a special arrangement with the Distributor for this purpose.
|_|   Redemptions of Class C shares of an Oppenheimer fund in amounts of $1 million or more requested in writing by a Retirement Plan sponsor and submitted more than 12 months after the Retirement Plan's first purchase of Class C shares, if the redemption proceeds are invested to purchase Class N shares of one or more Oppenheimer funds.
|_|   Distributions(14) from Retirement Plans or other employee benefit plans for any of the following purposes:
         1) Following the death or disability (as defined in the Internal
            Revenue Code) of the participant or beneficiary. The death or disability must occur after the participant's account was
            established in an Oppenheimer fund.
         2) To return excess contributions made to a participant's account.
         3) To return contributions made due to a mistake of fact.
         4) To make hardship withdrawals, as defined in the plan.(15)
         5) To make distributions required under a Qualified Domestic
            Relations Order or, in the case of an IRA, a divorce or
            separation agreement described in Section 71(b) of the Internal
            Revenue Code.
         6) To meet the minimum distribution requirements of the Internal
            Revenue Code.
         7) To make "substantially equal periodic payments" as described in
            Section 72(t) of the Internal Revenue Code.
         8) For loans to participants or beneficiaries.(16)
         9) On account of the participant's separation from service.(17)
         10)      Participant-directed redemptions to purchase shares of a
            mutual fund (other than a fund managed by the Manager or a subsidiary of the Manager) offered as an investment option in a
            Retirement Plan if the plan has made special arrangements with the Distributor.
         11)      Distributions made on account of a plan termination or
            "in-service" distributions, if the redemption proceeds are rolled over directly to an OppenheimerFunds-sponsored IRA.
         12)      For distributions from a participant's account under an
            Automatic Withdrawal Plan after the participant reaches age 59 1/2, as long as the aggregate value of the distributions does not exceed 10% of the account's value, adjusted annually.
         13)      Redemptions of Class B shares under an Automatic Withdrawal
            Plan for an account other than a Retirement Plan, if the
            aggregate value of the redeemed shares does not exceed 10% of the account's value, adjusted annually.
         14)      For distributions from 401(k) plans sponsored by
            broker-dealers that have entered into a special arrangement with the Distributor allowing this waiver.
|_|   Redemptions of Class B shares or Class C shares under an Automatic
         Withdrawal Plan from an account other than a Retirement Plan if the aggregate value of the redeemed shares does not exceed 10% of the account's value annually.

B. Waivers for Shares Sold or Issued in Certain Transactions.

The contingent deferred sales charge is also waived on Class B and Class C shares sold or issued in the following cases:
|_|   Shares sold to the Manager or its affiliates.
|_|   Shares sold to registered management investment companies or separate accounts of insurance companies having an agreement with the Manager or the Distributor for that purpose.
|_|   Shares issued in plans of reorganization to which the Fund is a party.
|_|   Shares sold to present or former officers, directors, trustees or employees (and their "immediate families" as defined above in
         Section I.A.) of the Fund, the Manager and its affiliates and retirement plans established by them for their employees.

IV.        Special Sales Charge Arrangements for Shareholders of Certain
     Oppenheimer Funds Who Were Shareholders of Former Quest for Value Funds
-------------------------------------------------------------------------------

The initial and contingent deferred sales charge rates and waivers for Class
A, Class B and Class C shares described in the Prospectus or Statement of
Additional Information of the Oppenheimer funds are modified as described below for certain persons who were shareholders of the former Quest for Value
Funds.  To be eligible, those persons must have been shareholders on November
24, 1995, when OppenheimerFunds, Inc. became the investment advisor to those former Quest for Value Funds.  Those funds include:
   Oppenheimer Quest Value Fund, Inc.           Oppenheimer Small- & Mid- Cap
   Value Fund
   Oppenheimer Quest Balanced Fund              Oppenheimer Quest
   International Value Fund, Inc.
   Oppenheimer Quest Opportunity Value Fund

      These arrangements also apply to shareholders of the following funds when they merged (were reorganized) into various Oppenheimer funds on
November 24, 1995:

   Quest for Value U.S. Government Income Fund  Quest for Value New York
   Tax-Exempt Fund
   Quest for Value Investment Quality Income Fund     Quest for Value
   National Tax-Exempt Fund
   Quest for Value Global Income Fund     Quest for Value California
   Tax-Exempt Fund

      All of the funds listed above are referred to in this Appendix as the
"Former Quest for Value Funds."  The waivers of initial and contingent deferred sales charges described in this Appendix apply to shares of an
Oppenheimer fund that are either:
|_|   acquired by such shareholder pursuant to an exchange of shares of an
         Oppenheimer fund that was one of the Former Quest for Value Funds,
         or
|_|   purchased by such shareholder by exchange of shares of another
         Oppenheimer fund that were acquired pursuant to the merger of any of the Former Quest for Value Funds into that other Oppenheimer fund on
         November 24, 1995.

A. Reductions or Waivers of Class A Sales Charges.

|X|   Reduced Class A Initial Sales Charge Rates for Certain Former Quest for
Value Funds Shareholders.

Purchases by Groups and Associations.  The following table sets forth the initial sales charge rates for Class A shares purchased by members of
"Associations" formed for any purpose other than the purchase of securities.
The rates in the table apply if that Association purchased shares of any of the Former Quest for Value Funds or received a proposal to purchase such shares from OCC Distributors prior to November 24, 1995.

--------------------------------------------------------------------------------
                      Initial Sales       Initial Sales Charge   Concession as
Number of Eligible    Charge as a % of    as a % of Net Amount   % of Offering
Employees or Members  Offering Price      Invested               Price
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
9 or Fewer                   2.50%                2.56%              2.00%
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
At  least  10 but not        2.00%                2.04%              1.60%
more than 49
--------------------------------------------------------------------------------

------------------------------------------------------------------------------
      For purchases by Associations having 50 or more eligible employees or members, there is no initial sales charge on purchases of Class A shares, but those shares are subject to the Class A contingent deferred sales charge described in the applicable fund's Prospectus.

      Purchases made under this arrangement qualify for the lower of either the sales charge rate in the table based on the number of members of an
Association, or the sales charge rate that applies under the Right of
Accumulation described in the applicable fund's Prospectus and Statement of
Additional Information. Individuals who qualify under this arrangement for reduced sales charge rates as members of Associations also may purchase shares for their individual or custodial accounts at these reduced sales charge rates, upon request to the Distributor.

|X|   Waiver of Class A Sales Charges for Certain Shareholders.  Class A
shares purchased by the following investors are not subject to any Class A initial or contingent deferred sales charges:
o     Shareholders who were shareholders of the AMA Family of Funds on
            February 28, 1991 and who acquired shares of any of the Former
            Quest for Value Funds by merger of a portfolio of the AMA Family of Funds.
o     Shareholders who acquired shares of any Former Quest for Value Fund by merger of any of the portfolios of the Unified Funds.

|X|   Waiver of Class A Contingent Deferred Sales Charge in Certain
Transactions.  The Class A contingent deferred sales charge will not apply to redemptions of Class A shares purchased by the following investors who were shareholders of any Former Quest for Value Fund:

      Investors who purchased Class A shares from a dealer that is or was not permitted to receive a sales load or redemption fee imposed on a shareholder with whom that dealer has a fiduciary relationship, under the Employee
Retirement Income Security Act of 1974 and regulations adopted under that law.

B. Class A, Class B and Class C Contingent Deferred Sales Charge Waivers.

|X|   Waivers for Redemptions of Shares Purchased Prior to March 6, 1995.  In
the following cases, the contingent deferred sales charge will be waived for redemptions of Class A, Class B or Class C shares of an Oppenheimer fund. The shares must have been acquired by the merger of a Former Quest for Value Fund into the fund or by exchange from an Oppenheimer fund that was a Former Quest for Value Fund or into which such fund merged. Those shares must have been purchased prior to March 6, 1995 in connection with:
o     withdrawals under an automatic withdrawal plan holding only either
            Class B or Class C shares if the annual withdrawal does not exceed 10% of the initial value of the account value, adjusted annually, and
o     liquidation of a shareholder's account if the aggregate net asset value of shares held in the account is less than the required minimum value of such accounts.

|X|   Waivers for Redemptions of Shares Purchased on or After March 6, 1995
but Prior to November 24, 1995. In the following cases, the contingent deferred sales charge will be waived for redemptions of Class A, Class B or
Class C shares of an Oppenheimer fund. The shares must have been acquired by the merger of a Former Quest for Value Fund into the fund or by exchange from an Oppenheimer fund that was a Former Quest For Value Fund or into which such
Former Quest for Value Fund merged. Those shares must have been purchased on or after March 6, 1995, but prior to November 24, 1995:
o     redemptions following the death or disability of the shareholder(s) (as evidenced by a determination of total disability by the U.S.
            Social Security Administration);
o     withdrawals under an automatic withdrawal plan (but only for Class B or
            Class C shares) where the annual withdrawals do not exceed 10% of the initial value of the account value; adjusted annually, and
o     liquidation of a shareholder's account if the aggregate net asset value of shares held in the account is less than the required minimum account value.
      A shareholder's account will be credited with the amount of any contingent deferred sales charge paid on the redemption of any Class A, Class
B or Class C shares of the Oppenheimer fund described in this section if the proceeds are invested in the same Class of shares in that fund or another
Oppenheimer fund within 90 days after redemption.
V.         Special Sales Charge Arrangements for Shareholders of Certain
          Oppenheimer Funds Who Were Shareholders of Connecticut Mutual
                            Investment Accounts, Inc.
---------------------------------------------------------------------------

The initial and contingent deferred sale charge rates and waivers for Class A and Class B shares described in the respective Prospectus (or this Appendix)
of the following Oppenheimer funds (each is referred to as a "Fund" in this section):
   Oppenheimer U. S. Government Trust,
   Oppenheimer Core Bond Fund,
   Oppenheimer Value Fund and
   Oppenheimer Disciplined Allocation Fund
are modified as described below for those Fund shareholders who were shareholders of the following funds (referred to as the "Former Connecticut
Mutual Funds") on March 1, 1996, when OppenheimerFunds, Inc. became the investment adviser to the Former Connecticut Mutual Funds:
   Connecticut Mutual Liquid Account         Connecticut Mutual Total Return
   Account
   Connecticut Mutual Government Securities Account   CMIA LifeSpan Capital
   Appreciation Account
   Connecticut Mutual Income Account         CMIA LifeSpan Balanced Account
   Connecticut Mutual Growth Account         CMIA Diversified Income Account

A. Prior Class A CDSC and Class A Sales Charge Waivers.

|X|   Class A Contingent Deferred Sales Charge. Certain shareholders of a
Fund and the other Former Connecticut Mutual Funds are entitled to continue to make additional purchases of Class A shares at net asset value without a
Class A initial sales charge, but subject to the Class A contingent deferred sales charge that was in effect prior to March 18, 1996 (the "prior Class A
CDSC"). Under the prior Class A CDSC, if any of those shares are redeemed within one year of purchase, they will be assessed a 1% contingent deferred sales charge on an amount equal to the current market value or the original purchase price of the shares sold, whichever is smaller (in such redemptions, any shares not subject to the prior Class A CDSC will be redeemed first).

      Those shareholders who are eligible for the prior Class A CDSC are:
         1) persons whose purchases of Class A shares of a Fund and other
            Former Connecticut Mutual Funds were $500,000 prior to March 18,
            1996, as a result of direct purchases or purchases pursuant to the Fund's policies on Combined Purchases or Rights of
            Accumulation, who still hold those shares in that Fund or other
            Former Connecticut Mutual Funds, and
         2) persons whose intended purchases under a Statement of Intention entered into prior to March 18, 1996, with the former general distributor of the Former Connecticut Mutual Funds to purchase shares valued at $500,000 or more over a 13-month period entitled those persons to purchase shares at net asset value without being subject to the Class A initial sales charge

      Any of the Class A shares of a Fund and the other Former Connecticut
Mutual Funds that were purchased at net asset value prior to March 18, 1996, remain subject to the prior Class A CDSC, or if any additional shares are purchased by those shareholders at net asset value pursuant to this arrangement they will be subject to the prior Class A CDSC.
|X|
Class A Sales Charge Waivers. Additional Class A shares of a Fund may be purchased without a sales charge, by a person who was in one (or more) of the categories below and acquired Class A shares prior to March 18, 1996, and still holds Class A shares:
         1) any purchaser, provided the total initial amount invested in the
            Fund or any one or more of the Former Connecticut Mutual Funds totaled $500,000 or more, including investments made pursuant to the Combined Purchases, Statement of Intention and Rights of
            Accumulation features available at the time of the initial purchase and such investment is still held in one or more of the
            Former Connecticut Mutual Funds or a Fund into which such Fund merged;
         2) any participant in a qualified plan, provided that the total initial amount invested by the plan in the Fund or any one or more of the Former Connecticut Mutual Funds totaled $500,000 or more;
         3) Directors of the Fund or any one or more of the Former
            Connecticut Mutual Funds and members of their immediate families;
         4) employee benefit plans sponsored by Connecticut Mutual Financial
            Services, L.L.C. ("CMFS"), the prior distributor of the Former
            Connecticut Mutual Funds, and its affiliated companies;
         5) one or more members of a group of at least 1,000 persons (and persons who are retirees from such group) engaged in a common business, profession, civic or charitable endeavor or other activity, and the spouses and minor dependent children of such persons, pursuant to a marketing program between CMFS and such group; and
         6) an institution acting as a fiduciary on behalf of an individual or individuals, if such institution was directly compensated by the individual(s) for recommending the purchase of the shares of the Fund or any one or more of the Former Connecticut Mutual
            Funds, provided the institution had an agreement with CMFS.

      Purchases of Class A shares made pursuant to (1) and (2) above may be subject to the Class A CDSC of the Former Connecticut Mutual Funds described above.

      Additionally, Class A shares of a Fund may be purchased without a sales charge by any holder of a variable annuity contract issued in New York State by Connecticut Mutual Life Insurance Company through the Panorama Separate
Account which is beyond the applicable surrender charge period and which was used to fund a qualified plan, if that holder exchanges the variable annuity contract proceeds to buy Class A shares of the Fund.

B. Class A and Class B Contingent Deferred Sales Charge Waivers.

In addition to the waivers set forth in the Prospectus and in this Appendix, above, the contingent deferred sales charge will be waived for redemptions of
Class A and Class B shares of a Fund and exchanges of Class A or Class B shares of a Fund into Class A or Class B shares of a Former Connecticut
Mutual Fund provided that the Class A or Class B shares of the Fund to be redeemed or exchanged were (i) acquired prior to March 18, 1996 or (ii) were acquired by exchange from an Oppenheimer fund that was a Former Connecticut
Mutual Fund. Additionally, the shares of such Former Connecticut Mutual Fund must have been purchased prior to March 18, 1996:
   1) by the estate of a deceased shareholder;
   2) upon the disability of a shareholder, as defined in Section 72(m)(7) of the Internal Revenue Code;
   3) for retirement distributions (or loans) to participants or beneficiaries from retirement plans qualified under Sections 401(a) or
      403(b)(7)of the Code, or from IRAs, deferred compensation plans created under Section 457 of the Code, or other employee benefit plans;
4)    as tax-free returns of excess contributions to such retirement or employee benefit plans;
   5) in whole or in part, in connection with shares sold to any state, county, or city, or any instrumentality, department, authority, or agency thereof, that is prohibited by applicable investment laws from paying a sales charge or concession in connection with the purchase of shares of any registered investment management company;
   6) in connection with the redemption of shares of the Fund due to a combination with another investment company by virtue of a merger, acquisition or similar reorganization transaction;
   7) in connection with the Fund's right to involuntarily redeem or liquidate the Fund;
   8) in connection with automatic redemptions of Class A shares and Class B shares in certain retirement plan accounts pursuant to an Automatic
      Withdrawal Plan but limited to no more than 12% of the original value annually; or
   9) as involuntary redemptions of shares by operation of law, or under procedures set forth in the Fund's Articles of Incorporation, or as adopted by the Board of Directors of the Fund.
VI.       Special Reduced Sales Charge for Former Shareholders of Advance
                                America Funds, Inc.
------------------------------------------------------------------------------

Shareholders of Oppenheimer AMT-Free Municipals, Oppenheimer U.S. Government
Trust, Oppenheimer Strategic Income Fund and Oppenheimer Capital Income Fund
who acquired (and still hold) shares of those funds as a result of the reorganization of series of Advance America Funds, Inc. into those
Oppenheimer funds on October 18, 1991, and who held shares of Advance America
Funds, Inc. on March 30, 1990, may purchase Class A shares of those four
Oppenheimer funds at a maximum sales charge rate of 4.50%.
VII.     Sales Charge Waivers on Purchases of Class M Shares of Oppenheimer
                            Convertible Securities Fund
------------------------------------------------------------------------------

Oppenheimer Convertible Securities Fund (referred to as the "Fund" in this section) may sell Class M shares at net asset value without any initial sales charge to the classes of investors listed below who, prior to March 11, 1996, owned shares of the Fund's then-existing Class A and were permitted to purchase those shares at net asset value without sales charge:
|_|   the Manager and its affiliates,
|_|   present or former officers, directors, trustees and employees (and their "immediate families" as defined in the Fund's Statement of
         Additional Information) of the Fund, the Manager and its affiliates, and retirement plans established by them or the prior investment advisor of the Fund for their employees,
|_|   registered management investment companies or separate accounts of insurance companies that had an agreement with the Fund's prior investment advisor or distributor for that purpose,
|_|   dealers or brokers that have a sales agreement with the Distributor, if they purchase shares for their own accounts or for retirement plans for their employees,
|_|   employees and registered representatives (and their spouses) of dealers or brokers described in the preceding section or financial institutions that have entered into sales arrangements with those dealers or brokers (and whose identity is made known to the
         Distributor) or with the Distributor, but only if the purchaser certifies to the Distributor at the time of purchase that the purchaser meets these qualifications,
|_|   dealers, brokers, or registered investment advisors that had entered into an agreement with the Distributor or the prior distributor of the Fund specifically providing for the use of Class M shares of the
         Fund in specific investment products made available to their clients, and
|_|   dealers, brokers or registered investment advisors that had entered into an agreement with the Distributor or prior distributor of the
         Fund's shares to sell shares to defined contribution employee retirement plans for which the dealer, broker, or investment advisor provides administrative services.

                                     D-2
                                  Appendix D

                        QUALIFYING HYBRID INSTRUMENTS

Section 2(f) of the Commodities Exchange Act (the "Act") ("Exclusion for
qualifying hybrid instruments")

   (1)   In general

      Nothing in this chapter (other than section 16(e)(2)(B) of this title)
      governs or is applicable to a hybrid instrument that is predominantly a security.

   (2)      Predominance.

      A hybrid instrument shall be considered to be predominantly a security if -

         (A)
               the issuer of the hybrid instrument receives payment in full of the purchase price of the hybrid instrument, substantially contemporaneously with delivery of the hybrid instrument;

         (B)
               the purchaser or holder of the hybrid instrument is not
         required to make any payment to the issuer in addition to the purchase price paid under subparagraph (A), whether as margin, settlement payment, or otherwise, during the life of the hybrid instrument or at maturity;

         (C)
               the issuer of the hybrid instrument is not subject by the
         terms of the instrument to mark-to-market margining requirements;
         and

         (D)
               the hybrid instrument is not marketed as a contract of sale of a commodity for future delivery (or option on such a contract)
         subject to this chapter.

   (3)      Mark-to-market margining requirements.

         For the purposes of paragraph (2)(C), mark-to-market margining requirements do not include the obligation of an issuer of a secured debt instrument to increase the amount of collateral held in pledge for the benefit of the purchaser of the secured debt instrument to secure the repayment obligations of the issuer under the secured debt instrument.

Section 34.3 Hybrid Instrument Exemption

(a) A hybrid instrument is exempt from all provisions of the Act and any person or class of persons offering, entering into, rendering advice or rendering other services with respect to such exempt hybrid instrument is exempt for such activity from all provisions of the Act (except in each case
Section 2(a)(1)(B)), provided the following terms and conditions are met:

   (1)  The instrument is:

        (i)  An equity or debt security within the meaning of Section 2(l) of the Securities Act of 1933; or

        (ii)  A demand deposit, time deposit or transaction account within the meaning of 12 CFR 204.2(b)(1), (c)(1) and (e), respectively, offered by an insured depository institution as defined in Section 3 of the Federal Deposit Insurance Act; an insured credit union as defined in Section 101 of the Federal Credit Union Act; or a Federal
        or State branch or agency of a foreign bank as defined in Section 1 of the International Banking Act;

   (2)  The sum of the commodity-dependent values of the commodity-dependent components is less than the commodity-independent value of the commodity-independent component;

   (3)  Provided that:

        (i)  An issuer must receive full payment of the hybrid instrument's purchase price, and a purchaser or holder of a hybrid instrument may not be required to make additional out-of-pocket payments to the issuer during the life of the instrument or at maturity; and

        (ii)  The instrument is not marketed as a futures contract or a commodity option, or, except to the extent necessary to describe the functioning of the instrument or to comply with applicable disclosure requirements, as having the characteristics of a futures contract or a commodity option; and

        (iii)  The instrument does not provide for settlement in the form of a delivery instrument that is specified as such in the rules of a designated contract market;

   (4)  The instrument is initially issued or sold subject to applicable federal or state securities or banking laws to persons permitted thereunder to purchase or enter into the hybrid instrument.

                                     E-1
                                  Appendix E

                         QUALIFYING SWAP TRANSACTIONS

Section 2(g) of the Act ("Excluded swap transactions")

      No provision of this chapter (other than section 7a (to the extent provided in section 7a(g) of this title), 7a-1, 7a-3, or 16(e)(2) of this title) shall apply to or govern any agreement, contract, or transaction in a commodity other than an agricultural commodity if the agreement, contract, or transaction is -

      (1)
         entered into only between persons that are eligible contract participants at the time they enter into the agreement, contract, or transaction;

      (2)
         subject to individual negotiation by the parties; and

      (3)
         not executed or traded on a trading facility.

Section 35.2 Exemption

      A swap agreement is exempt from all provisions of the Act and any person or class of persons offering, entering into, rendering advice, or rendering other services with respect to such agreement, is exempt for such activity from all provisions of the Act (except in each case the provisions of Sections 2(a)(1)(B), 4b, and 4o of the Act and Section 32.9 of this chapter as adopted under Section 4c(b) of the Act, and the provisions of
Sections 6(c) and 9(a)(2) of the Act to the extent these provisions prohibit manipulation of the market price of any commodity in interstate commerce or for future delivery on or subject to the rules of any contract market), provided the following terms and conditions are met:

      (a)   the swap agreement is entered into solely between eligible swap participants at the time such persons enter into the swap agreement;

      (b)   the swap agreement is not part of a fungible class of agreements that are standardized as to their material economic terms;

      (c)   the creditworthiness of any party having an actual or potential obligation under the swap agreement would be a material consideration in entering into or determining the terms of the swap agreement, including pricing, cost, or credit enhancement terms of the swap agreement; and

      (d)   the swap agreement is not entered into and traded on or through a multilateral transaction execution facility;

Provided, however, That paragraphs (b) and (d) of Rule 35.2 shall not be deemed to preclude arrangements or facilities between parties to swap agreements, that provide for netting of payment obligations resulting from such swap agreements nor shall these subsections be deemed to preclude arrangements or facilities among parties to swap agreements, that provide for netting of payments resulting from such swap agreements; Provided further,
That any person may apply to the Commission for exemption from any of the provisions of the Act (except 2(a)(1)(B)) for other arrangements or facilities, on such terms and conditions as the Commission deems appropriate, including but not limited thereto, the applicability of other regulatory regimes.

Oppenheimer Portfolio Series

Internet Website
      www.oppenheimerfunds.com

Investment Advisor
      OppenheimerFunds, Inc.
      Two World Financial Center
      225 Liberty Street-11th Floor
      New York, New York 10281-1008

Distributor
      OppenheimerFunds Distributor, Inc.
      Two World Financial Center
      225 Liberty Street-11th Floor
      New York, New York 10281-1008

Transfer Agent
      OppenheimerFunds Services
      P.O. Box 5270
      Denver, Colorado 80217
      1.800.CALL OPP(225.5677)

Custodian Bank
      Citibank, N.A.
      111 Wall Street
      New York, New York 10005

Independent Registered Public Accounting Firm
      Ernst & Young LLP
      5 Times Square
      New York, New York 10036

Legal Counsel
      Mayer, Brown, Rowe & Maw LLP
      1675 Broadway
      New York, New York 10019

[GRAPHIC OMITTED][GRAPHIC OMITTED]

PX540.001.rev1205

(1) Currently, the Investment Company Act permits (a) lending of securities,
(b) purchasing debt securities or similar evidences of indebtedness, (c)
repurchase agreements and (d) interfund lending consistent with Real Asset
Fund's exemptive order.
(2) Currently, the Investment Company Act permits a mutual fund to borrow from banks and/ or affiliated investment companies up to one-third of its total assets (including the amount borrowed).  A fund may borrow up to 5% of its total assets for temporary purposes from any person.  Interfund borrowing must be consistent with Real Asset Fund's exemptive order.
(3) Currently, the Investment Company Act permits (a) lending of securities,
(b) purchasing debt securities or similar evidences of indebtedness, (c)
repurchase agreements and (d) interfund lending consistent with U.S.
Government Trust's exemptive order.
(4) Currently, the Investment Company Act permits a mutual fund to borrow from banks and/or affiliated investment companies up to one-third of its total assets (including the amount borrowed).  A fund may borrow up to 5% of its total assets for temporary purposes from any person.  Interfund borrowing must be consistent with U.S. Government Trust's exemptive order.
(5) Currently, under the Investment Company Act, a mutual fund may borrow only from banks and the maximum amount it may borrow is up to one-third of its total assets (including the amount borrowed). In addition, the Fund may borrow from affiliated funds as described above. A fund may borrow up to 5%
of its total assets for temporary purposes from any person. Under the
Investment Company Act, there is a rebuttable presumption that a loan is temporary if it is repaid within 60 days and not extended or renewed.
(6) In accordance with Rule 12b-1 of the Investment Company Act, the term
"Independent Trustees" in this Statement of Additional Information refers to those Trustees who are not "interested persons" of the Fund and who do not have any direct or indirect financial interest in the operation of the distribution plan or any agreement under the plan.
(7) Certain waivers also apply to Class M shares of Oppenheimer Convertible
Securities Fund.
(8) In the case of Oppenheimer Senior Floating Rate Fund, a
continuously-offered closed-end fund, references to contingent deferred sales charges mean the Fund's Early Withdrawal Charges and references to
"redemptions" mean "repurchases" of shares.
(9) An "employee benefit plan" means any plan or arrangement, whether or not it is "qualified" under the Internal Revenue Code, under which Class N shares of an Oppenheimer fund or funds are purchased by a fiduciary or other administrator for the account of participants who are employees of a single employer or of affiliated employers. These may include, for example, medical savings accounts, payroll deduction plans or similar plans. The fund accounts must be registered in the name of the fiduciary or administrator purchasing the shares for the benefit of participants in the plan.
(10) The term "Group Retirement Plan" means any qualified or non-qualified retirement plan for employees of a corporation or sole proprietorship, members and employees of a partnership or association or other organized group of persons (the members of which may include other groups), if the group has made special arrangements with the Distributor and all members of the group participating in (or who are eligible to participate in) the plan purchase shares of an Oppenheimer fund or funds through a single investment dealer, broker or other financial institution designated by the group. Such plans include 457 plans, SEP-IRAs, SARSEPs, SIMPLE plans and 403(b) plans other than plans for public school employees. The term "Group Retirement
Plan" also includes qualified retirement plans and non-qualified deferred compensation plans and IRAs that purchase shares of an Oppenheimer fund or funds through a single investment dealer, broker or other financial institution that has made special arrangements with the Distributor.
(11) However, that concession will not be paid on purchases of shares in amounts of $1 million or more (including any right of accumulation) by a
Retirement Plan that pays for the purchase with the redemption proceeds of
Class C shares of one or more Oppenheimer funds held by the Plan for more than one year.
(12) This provision does not apply to IRAs.
(13) This provision only applies to qualified retirement plans and 403(b)(7)
custodial plans after your separation from service in or after the year you reached age 55.
(14) The distribution must be requested prior to Plan termination or the elimination of the Oppenheimer funds as an investment option under the Plan.
(15) This provision does not apply to IRAs.
(16) This provision does not apply to loans from 403(b)(7) custodial plans and loans from the OppenheimerFunds-sponsored Single K retirement plan.
(17) This provision does not apply to 403(b)(7) custodial plans if the participant is less than age 55, nor to IRAs.